REGISTRATION STATEMENT NO. 333-94779
                                                                       811-09215

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM N-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 6

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 20 TO

              THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE
                           (Exact name of Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                               (Name of Depositor)

                                  -------------

                 One Cityplace, Hartford, Connecticut 06103-3415
              (Address of Depositor's Principal Executive Offices)
               Depositor's Telephone Number, including area code:
                                  860-308-1000


                                ERNEST J. WRIGHT
                         The Travelers Insurance Company
                                  One Cityplace
                        Hartford, Connecticut 06103-3415
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[   ]   immediately upon filing pursuant to paragraph (b)

[ X ]   on May 2, 2005 pursuant to paragraph (b)

[   ]   ______ days after filing pursuant to paragraph (a)(1)

[   ]   on ___________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[   ]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

TRAVELERS CORPORATE VARIABLE LIFE 2000 POLICY PROSPECTUS

                                                                 CORPORATE OWNED
                                                              VARIABLE UNIVERSAL
                                                             LIFE INSURANCE 2000
                                                               POLICY PROSPECTUS


                                                                     MAY 2, 2005

                TRAVELERS CORPORATE OWNED VARIABLE UNIVERSAL LIFE
                        INSURANCE 2000 POLICY PROSPECTUS
                                   MAY 2, 2005
        CORPORATE OWNED FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
   ISSUED BY: THE TRAVELERS INSURANCE COMPANY -- THE TRAVELERS FUND UL III FOR
                            VARIABLE LIFE INSURANCE
This prospectus describes information you should know before you purchase the Policy, a flexible premium variable life insurance policy issued by The Travelers Insurance Company (TIC, or the Company). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed for corporations and employers to provide insurance protection on the life of Insured employees and to build Contract Value. The Policy has a MINIMUM STATED AMOUNT OF $50,000 and a MINIMUM TARGET PREMIUM OF $100,000 PER CASE. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (INSURED). Premium Payments are flexible in both frequency and amount. You can build Contract Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in Mutual Funds (THE FUNDS) (listed below). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.

Capital Appreciation Fund                                        ROYCE CAPITAL FUND
Dreyfus Stock Index Fund -- Initial Shares                          Royce Microcap Portfolio
High Yield Bond Trust                                               Royce Small Cap Portfolio
Money Market Portfolio                                           SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
AIM VARIABLE INSURANCE FUNDS                                        All Cap Fund -- Class I(3)
   AIM V.I. International Growth Fund -- Series I Shares            Investors Fund -- Class I
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.                Strategic Bond Fund -- Class I
   AllianceBernstein Growth and Income Portfolio -- Class           Total Return Fund -- Class I
     B(1)                                                        SCUDDER INVESTMENT VIT FUNDS
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                          Small Cap Index Fund -- Class A ShareS
   VP Ultra(R) Fund -- Class I                                   SMITH BARNEY INVESTMENT SERIES
AMERICAN FUNDS INSURANCE SERIES                                     SB Government Portfolio -- Class A(4)
   Global Growth Fund -- Class 2 Shares                          THE MERGER FUND VL
   Growth Fund -- Class 2 Shares                                    The Merger Fund VL
   Growth-Income Fund -- Class 2 Shares                          THE TRAVELERS SERIES TRUST
DELAWARE VIP TRUST                                                  Convertible Securities Portfolio
   Delaware VIP REIT Series -- Standard Class                       Disciplined Mid Cap Stock Portfolio
   Delaware VIP Small Cap Value Series -- Standard Class            Equity Income Portfolio
DREYFUS VARIABLE INVESTMENT FUND                                    Large Cap Portfolio
   Dreyfus Variable Investment Fund -- Appreciation                 Managed Allocation Series: Aggressive Portfolio
     Portfolio -- Initial Shares                                    Managed Allocation Series: Conservative Portfolio
   Dreyfus Variable Investment Fund -- Developing Leaders           Managed Allocation Series: Moderate Portfolio
     Portfolio -- Initial Shares(2)                                 Managed Allocation Series: Moderate-Aggressive Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                Managed Allocation Series: Moderate-Conservative
   Templeton Developing Markets Securities Fund -- Class 2            Portfolio
     Shares                                                         Mercury Large Cap Core Portfolio(5)
   Templeton Foreign Securities Fund -- Class 2 Shares              MFS Mid Cap Growth Portfolio
   Templeton Global Asset Allocation Fund -- Class 1 Shares         Mondrian International Stock Portfolio(6)
   Templeton Global Income Securities Fund -- Class 1 Shares        Social Awareness Stock Portfolio
   Templeton Growth Securities Fund -- Class 2 Shares               Style Focus Series: Small Cap Growth Portfolio
GREENWICH STREET SERIES FUND                                        Travelers Quality Bond Portfolio
   Equity Index Portfolio -- Class I Shares                         U.S. Government Securities Portfolio
   Fundamental Value Portfolio                                   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
JANUS ASPEN SERIES                                                  Emerging Markets Equity Portfolio, Class I
   Global Technology Portfolio -- Service Shares                 TRAVELERS SERIES FUND INC.
LORD ABBETT SERIES FUND, INC.                                       AIM Capital Appreciation Portfolio
   Growth and Income Portfolio                                      MFS Total Return Portfolio
   Mid-Cap Value Portfolio                                          Smith Barney Aggressive Growth Portfolio
PIMCO VARIABLE INSURANCE TRUST                                      Smith Barney Large Capitalization Growth Portfolio
   Low Duration Portfolio -- Administrative Class                   Strategic Equity Portfolio(7)
   Real Return Portfolio -- Administrative Class                 VARIABLE INSURANCE PRODUCTS FUND
   Total Return Portfolio -- Administrative Class                   Contrafund(R) Portfolio -- Service Class 2
PIONEER VARIABLE CONTRACTS TRUST                                    Mid Cap Portfolio -- Service Class 2
   Pioneer Mid Cap Value VCT Portfolio -- Class II Shares           Overseas Portfolio -- Service Class 2
PUTNAM VARIABLE TRUST
   Putnam VT Small Cap Value Fund -- Class IB Shares
--------------

(1)  Formerly Growth and Income Portfolio -- Class B           (4)  Formerly Smith Barney Government Portfolio
(2)  Formerly Small Cap Portfolio -- Initial Shares            (5)  Formerly Merrill Lynch Large Cap Core Portfolio
(3)  Formerly Capital Fund -- Class I                          (6)  Formerly Lazard International Stock Portfolio
                                                               (7)  Formerly Alliance Growth Portfolio

To learn more about the Policy you can request a copy of the Statement of Additional Information ("SAI") dated May 2, 2005. We filed the SAI with the Securities and Exchange Commission, and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity, Institutional Life Products, P.O. Box 990028, Hartford, CT 06199-0028, call 1-877-942-2654 or access the SEC's website (http://www.sec.gov).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. REPLACING ANY EXISTING LIFE INSURANCE POLICY WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                                TABLE OF CONTENTS

SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS............................    4
Policy Summary ...........................................................    4
Principal Policy Benefits.................................................    4
Principal Policy Risks....................................................    6
Fund Company Risks........................................................    7
FEE TABLES................................................................    8
Transaction Fees..........................................................    8
Periodic Charges other than Fund Operating Expenses.......................    9
Charges for Optional Riders...............................................   10
Fund Charges and Expenses.................................................   11
DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS....................   17
The Insurance Company.....................................................   17
The Separate Account and its Investment Options...........................   17
The Funds.................................................................   18
Voting Rights.............................................................   24
Conflicts of Interest.....................................................   24
The Fixed Account.........................................................   24
POLICY CHARGES AND DEDUCTIONS.............................................   25
Charges Against Premium...................................................   25
Charges Against Contract Value............................................   26
Charges Against the Separate Account......................................   27
Fund Charges..............................................................   27
Modification, Reserved Rights and Other Charges...........................   27
POLICY DESCRIPTION........................................................   27
Applying for a Policy.....................................................   27
Right to Cancel (free look period)........................................   28
When Coverage Begins......................................................   28
Income Tax Free `Section 1035' Exchanges..................................   29
Ownership/Policy Rights...................................................   29
PREMIUMS..................................................................   30
Amount, Frequency and Duration of Premium Payments........................   30
Allocation of Premium Payments............................................   31
VALUES UNDER YOUR POLICY..................................................   31
Contract Value............................................................   31
Investment Option Valuation...............................................   31
Fixed Account Valuation...................................................   32
Loan Account Valuation....................................................   33
TRANSFERS.................................................................   33
Transfers of Contract Value...............................................   33
Transfer of Contract Value from the Fixed Account to the Investment
  Options.................................................................   34
Transfer of Contract Value from the Investment Options to the Fixed
  Account.................................................................   35
Dollar-Cost Averaging (DCA Program).......................................   35
Portfolio Rebalancing.....................................................   35
DEATH BENEFIT.............................................................   35
Death Benefit Examples....................................................   36
Changing the Death Benefit Option.........................................   37
Paying the Death Benefit and Payment Options..............................   37

BENEFITS AT MATURITY......................................................   38
OTHER BENEFITS............................................................   38
Exchange Option...........................................................   38
Insured Term Rider (Supplemental Insurance Benefits)......................   38
Cash Value Enhancement Rider..............................................   39
POLICY SURRENDERS.........................................................   39
Full Surrender............................................................   39
Partial Surrender.........................................................   39
POLICY LOANS..............................................................   39
Loan Conditions...........................................................   40
Effects of Loans..........................................................   40
LAPSE AND REINSTATEMENT...................................................   41
Lapse.....................................................................   41
Grace Period..............................................................   41
Reinstatement.............................................................   41
FEDERAL TAX CONSIDERATIONS................................................   41
Potential Benefits of Life Insurance......................................   42
Tax Status of the Policy..................................................   42
Tax Treatment of Policy Benefits..........................................   43
OTHER TAX CONSIDERATIONS..................................................   45
Insurable Interest........................................................   45
The Company's Income Taxes................................................   46
Alternative Minimum Tax...................................................   46
DISTRIBUTION & COMPENSATION...............................................   46
OTHER POLICY INFORMATION..................................................   48
Payment and Suspension of Valuation.......................................   48
Policy Statements.........................................................   48
Limits on Right to Contest and Suicide Exclusion..........................   49
Misstatement as to Sex and Age............................................   49
Policy Changes............................................................   49
Emergency Procedure.......................................................   50
Restrictions on Financial Transactions....................................   50
LEGAL PROCEEDINGS.........................................................   50
FINANCIAL STATEMENTS......................................................   50
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS.............  A-1
APPENDIX B: TARGET PREMIUM PER $1,000 OF STATED AMOUNT....................  B-1
APPENDIX C: CASH VALUE ACCUMULATION TEST FACTORS..........................  C-1
APPENDIX D: HYPOTHETICAL ILLUSTRATIONS....................................  D-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a SUMMARY of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

Travelers Corporate Owned Variable Universal Life Insurance 2000 is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

          o    DEATH BENEFIT

               We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Contract Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Contract Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

               In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are three Death Benefit options available:

               o OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured on the Insured's date of death.

               o OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Contract Value of the Policy or (ii) the Minimum Amount Insured on the Insured's date of death.

               o OPTION 3 -- ANNUAL INCREASE OPTION: the Death Benefit will be the greater of:

                    1. (a) plus (b) where: (a) is the Stated Amount as of the Insured's date of death; and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less any partial surrenders accumulated at the interest rate shown on the Policy Summary: OR

                    2. the Minimum Amount Insured on the Insured's date of death.

               The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders and Outstanding Loans and charges.

          o    POLICY SURRENDERS (WITHDRAWALS)

               You may withdraw some or all of your money from your Policy.

          o    POLICY LOANS

               You may borrow against your Policy using your Policy as collateral.

          o    THE INVESTMENT OPTIONS AND THE CORRESPONDING FUNDS

           You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Contract Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

          o    THE FIXED ACCOUNT

               You may allocate Premium Payments and transfer Contract Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Contract Value into or out of the Fixed Account are permitted subject to certain restrictions.

          o    FLEXIBLE PREMIUM PAYMENTS

               After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

          o    TAX-FREE DEATH BENEFIT

               Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit. O RIGHT TO CANCEL PERIOD We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten
               (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

          o    DOLLAR-COST AVERAGING

               Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

          o    PORTFOLIO REBALANCING

               This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

          o    EXCHANGE OPTION

               During the first two Policy Years you can transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law).

          o    PERSONALIZED ILLUSTRATIONS

               You may request personalized illustrations for the Policy that reflect your age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.

                             PRINCIPAL POLICY RISKS

          o    POOR FUND PERFORMANCE (INVESTMENT RISK)

               The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Contract Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero, even if you send us your Planned Premium Payments (as illustrated). In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

          o    TAX RISKS

               We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Contract Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium Payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals. Finally, tax laws and regulations impacting this Policy and your tax status are always subject to change.

          o    POLICY LAPSE

               There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

          o    POLICY WITHDRAWAL LIMITATIONS

               The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Contract Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

          o    EFFECTS OF POLICY LOANS

               A Policy loan, whether or not repaid, will affect your Policy's Contract Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

          o    CREDIT RISK

               The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

          o    POLICY IS NOT SUITED FOR SHORT-TERM INVESTMENT

               We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

          o    FLEXIBLE PREMIUM PAYMENTS

               Even if you send us your Planned Premium (as illustrated) your Policy may still lapse if poor investment performance and/or certain Policy transactions substantially reduce your Contract Value.

          o    INCREASE IN CURRENT FEES AND EXPENSES

               Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

                               FUND COMPANY RISKS

A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and, where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.


                                TRANSACTION FEES
                                WHEN WE DEDUCT
         CHARGE                   THE CHARGE                                  AMOUNT DEDUCTED(1)
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Front-End Sales Expense   Upon receipt of each        Current Charge:        In Policy Years 1-2: 10% of premium
Charges*                  Premium Payment                                    payments up to the Target Premium and
                                                                             6% on premium payments in excess of the
                                                                             Target Premium: In Policy Years
                                                                             3-5, 8% of premium payments up to
                                                                             the Target Premium and 4% on
                                                                             premium payments in excess of the
                                                                             Target Premium; In Policy Years
                                                                             6-7, 8% of premium payments up to
                                                                             the Target Premium and 3.5% on
                                                                             premium payments in excess of the
                                                                             Target Premium; In Policy Years 8+:
                                                                             3.5% of all premium payments
                                                      --------------------------------------------------------------------
                                                      GUARANTEED CHARGE:     IN ALL POLICY YEARS:  12% OF PREMIUM
                                                                             PAYMENTS UP TO THE TARGET PREMIUM AND 8% ON
                                                                             PREMIUM PAYMENTS IN EXCESS OF THE TARGET
                                                                             PREMIUM
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Surrender Charge          When you fully or           Current Charge:        No charge
                          partially surrender your
                          Policy
                                                      --------------------------------------------------------------------
                                                      GUARANTEED CHARGE:     NO CHARGE
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Transfer Charge           When you transfer Cash      Current Charge:        No charge
                          Value among the Investment
                          Options
                                                      --------------------------------------------------------------------
                                                      GUARANTEED CHARGE:     UP TO SIX FREE TRANSFERS A YEAR;  $10 PER
                                                                             TRANSFER THEREAFTER
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Dollar-Cost Averaging     When you make a transfer    Current Charge:        UP TO SIX FREE TRANSFERS A YEAR; $10 PER
(DCA Program)             under the DCA Program                              TRANSFER THEREAFTER(2)
                                                      --------------------------------------------------------------------
                                                      GUARANTEED CHARGE:     $10 PER TRANSFER
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Illustrations             When you request an         Current Charge:        No charge
                          illustration after the
                          Policy is issued
                                                      --------------------------------------------------------------------
                                                      GUARANTEED CHARGE:     $15 PER ILLUSTRATION
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

-------------
* The current and the guaranteed charges for the Front-End Sales Expense Charge includes the Premium Tax Charge and the Federal Deferred Acquisition Cost Charge. See "Policy Charges and Deductions" for more information.

(1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates may vary depending on age, gender, policy duration and the amount of insurance coverage. These rates may not be representative of the charge that a particular policy owner would pay. To obtain information on the rates/charges that would apply to you, please contact your agent or registered representative.

(2) For DCA Program purposes only, a transfer consists of all transfers occurring on the same day pursuant to your directions on the DCA authorization form.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

         CHARGE           WHEN WE DEDUCT THE CHARGE                            AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge  Monthly on the Deduction  Current Charge:         Rates per $1000 of Insurance Risk for the
(COI)(1)                  Day                                               First Year of Coverage:
                                                                            Minimum: $0.015319(2)
                                                                            Maximum: $32.8345(3)
                                                    ----------------------------------------------------------------------
                                                    GUARANTEED CHARGE:      RATES PER $1000 OF INSURANCE RISK FOR FIRST
                                                                            YEAR OF COVERAGE:
                                                                            MINIMUM: $0.0884(4)
                                                                            MAXIMUM: $45.0595(3)
                                                    ----------------------------------------------------------------------
                                                    Sample Charge for a     Rates per $1000 of Insurance Risk for First
                                                    47-year old             Year of Coverage:
                                                    non-smoking male        Current: $0.0842
                                                    (guaranteed issue)      Guaranteed: $0.462
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Policy Administrative     Monthly on the Deduction  Current Charge:         $5.00
Expense Charges           Date
                                                    ----------------------------------------------------------------------
                                                    GUARANTEED CHARGE:      $10.00
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Mortality and Expense     Daily from the unloaned   Current Charge:         0.20% on an annual basis of the amounts in
Risk                      portion of the Contract                           the Investment Options for Policy Years 1-25
(M&E) Charge Value                                                          and 0.05% thereafter
                                                    ----------------------------------------------------------------------
                                                    GUARANTEED CHARGE:      0.75% ON AN ANNUAL BASIS FOR ALL POLICY YEARS
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Monthly Sales Expense     Monthly for the first 20  Current Charge:         The monthly rate per thousand is equal to:
Charge                    Policy Years and for 20                           $0.10 times the percentage of initial base
                          Policy Years following                            Stated Amount. This monthly rate is applied
                          an increase in Stated                             to the lesser of (a) and (b) where: (a) is
                          Amount on the Deduction                           equal to the initial total death benefit and
                          Date from the unloaned                            (b) is equal to the product of: (i) initial
                          portion of the Contract                           total death benefit; (ii) the target premium
                          Value                                             factor per thousand (see Appendix B); and
                                                                            (iii) 2%.
                                                    ----------------------------------------------------------------------
                                                    GUARANTEED CHARGE:      SAME AS CURRENT CHARGE.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Cost of Policy Loans(5)   In arrears, at the end    Current Charge:         0.60% on an annual basis of the loan amount
                          of each Policy Year from                          for the first ten (10) Policy Years, 0.50%
                          the Loan Account                                  for Policy Years eleven (11) to twenty-five
                                                                            (25), and 0.30% thereafter.
                                                    ----------------------------------------------------------------------
                                                    GUARANTEED CHARGE:      1.00% ON AN ANNUAL BASIS OF THE LOAN AMOUNT
                                                                            FOR ALL POLICY YEARS
--------------------------------------------------------------------------------------------------------------------------

--------------

(1) The Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). The cost-of-insurance rates do not reflect the addition of any "flat extras". Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.

(2)  Sample charge for a 27-year-old female preferred non-smoker.

(3)  Sample charge for an 80-year-old male smoker -- Table 10.

(4) Sample charge for a 20-year-old female preferred non-smoker (any underwriting class).

(5) The Policy Loan cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).



         CHARGE           WHEN WE DEDUCT THE CHARGE                            AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
   Insured Term Rider     Monthly on the Deduction
   (2 parts)              Day
   (1) Cost of Insurance                            Current Charge:          Rates per $1000 of Term Insurance Risk for
                                                                             the First Year of Coverage:
                                                                             Minimum: $0.015319(1)
                                                                             Maximum: $32.8345(2)
                                                    ----------------------------------------------------------------------
                                                    GUARANTEED CHARGE:       RATES PER $1000 OF TERM INSURANCE RISK FOR
                                                                             FIRST YEAR OF COVERAGE:
                                                                             MINIMUM: $0.0972(3)
                                                                             MAXIMUM: $49.5655(2)
                                                    ----------------------------------------------------------------------
                                                    Sample Charge for a      Rates per $1000 of Term Insurance Risk for
                                                    47-year old non-smoking  First Year of Coverage:
                                                    male (guaranteed issue)  Current: $0.0842
                                                                             Guaranteed: $0.5082
--------------------------------------------------------------------------------------------------------------------------
   (2) Monthly Sales Load                           Current Charge:          The monthly rate per thousand is equal to
                                                                             $0.01 times the percentage of initial term
                                                                             Stated Amount.  This monthly rate is
                                                                             applied to the lesser of (a) and (b) where:
                                                                             (a) is equal to the initial total death
                                                                             benefit and (b) is equal to the product of:
                                                                             (i) initial total death benefit; (ii) the
                                                                             target premium factor per thousand (see
                                                                             Appendix B); and (iii) 2%.
                                                    ----------------------------------------------------------------------
                                                    GUARANTEED CHARGE:       SAME AS CURRENT CHARGE.
--------------------------------------------------------------------------------------------------------------------------

                                                    ----------------------------------------------------------------------
 Cash Value Enhancement   Not Applicable            Current Charge:          No Charge
 Rider
                                                    ----------------------------------------------------------------------
                                                    GUARANTEED CHARGE:       No Charge
--------------------------------------------------------------------------------------------------------------------------

--------------

(1) Sample charge for a 27-year-old female preferred non-smoker (any underwriting class).

(2)  Sample charge for an 80-year-old male smoker Table 10.

(3) Sample charge for a 20-year-old female preferred non-smoker (any underwriting class).

                            FUND CHARGES AND EXPENSES

The next tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2004. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2004, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.


MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                         MINIMUM                        MAXIMUM
                                                                --------------------------     --------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.)                    0.26%                         43.30%

UNDERLYING FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                               DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                 MANAGEMENT       (12B-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES    REIMBURSEMENT(37)    EXPENSES
------------------             --------------  ------------   ---------- ------------- ------------------- ----------------
Capital Appreciation Fund.....      0.70%            --          0.08%       0.78%             --                --(1)
Dreyfus Stock Index Fund --
   Initial Shares.............      0.25%            --          0.01%       0.26%             --                0.26%
High Yield Bond Trust.........      0.45%            --          0.18%       0.63%             --                --(2)
Money Market Portfolio........      0.32%            --          0.10%       0.42%             --                --(21)
AIM EQUITY FUNDS, INC.
   EAFE(R) Equity Index Fund --
     Class A Shares+..........      0.45%            --          0.37%       0.82%           0.17%               0.65%(3)
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. International
     Growth Fund -- Series I
     Shares...................      0.74%            --          0.40%       1.14%             --                1.14%(4)
ALLIANCEBERNSTEIN VARIABLE
   PRODUCT SERIES FUND, INC.
   AllianceBernstein Growth
     and Income Portfolio --
     Class B*.................      0.55%          0.25%         0.03%       0.83%             --                0.83%(5)
   AllianceBernstein Large
     Cap Growth Portfolio --
     Class B*+................      0.75%          0.25%         0.05%       1.05%             --                1.05%(5)
AMERICAN CENTURY VARIABLE
   PORTFOLIOS, INC.
   VP Ultra(R) Fund --
   Class I....................      1.00%            --             --       1.00%             --                1.00%(6)
AMERICAN FUNDS INSURANCE
   SERIES
   Global Growth Fund --
     Class 2 Shares*..........      0.61%          0.25%         0.04%       0.90%             --                --(37)
   Growth Fund -- Class 2
     Shares*..................      0.35%          0.25%         0.01%       0.61%             --                0.61%
   Growth-Income Fund --
     Class 2 Shares*..........      0.29%          0.25%         0.02%       0.56%             --                --(37)
CREDIT SUISSE TRUST
   Credit Suisse Trust
     Emerging Market
     Portfolio+...............      1.25%            --          0.44%       1.69%             --                --(7)

                                               DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                DISTRIBUTION      SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                 MANAGEMENT       (12B-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES    REIMBURSEMENT(37)    EXPENSES
------------------             --------------  ------------   ---------- ------------- ------------------- ----------------
DELAWARE VIP TRUST
   Delaware VIP REIT Series --
     Standard Class...........      0.74%            --          0.10%        0.84%             --                0.84%(8)
   Delaware VIP Small Cap
     Value Series -- Standard
     Class....................      0.74%            --          0.09%        0.83%             --                0.83%(8)
DREYFUS VARIABLE INVESTMENT
   FUND
   Dreyfus Variable Investment
     Fund -- Appreciation
     Portfolio -- Initial
     Shares...................      0.75%            --          0.04%        0.79%             --                0.79%
   Dreyfus Variable Investment
     Fund -- Developing
     Leaders Portfolio --
     Initial Shares...........      0.75%            --          0.04%        0.79%             --                0.79%
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Franklin Small-Mid Cap
     Growth Securities Fund --
     Class 2 Shares*+.........      0.48%           0.25%        0.29%        1.02%           0.03%               0.99%(9)
   Templeton Developing
     Markets Securities Fund
     -- Class 2 Shares*.......      1.25%           0.25%        0.29%        1.79%             --                1.79%
   Templeton Foreign
     Securities Fund -- Class
     2 Shares*................      0.68%           0.25%        0.19%        1.12%           0.05%               1.07%(10)
   Templeton Global Asset
     Allocation Fund -- Class
     1 Shares.................      0.61%            --          0.24%        0.85%           0.01%               0.84%(10)
   Templeton Global Income
     Securities Fund -- Class
     1 Shares.................      0.62%            --          0.16%        0.78%             --                0.78%(11)
   Templeton Growth Securities
     Fund -- Class 2 Shares*..      0.79%           0.25%        0.07%        1.11%             --                1.11%(12)
GREENWICH STREET SERIES FUND
   Equity Index Portfolio --
     Class I Shares...........      0.31%            --          0.03%        0.34%             --                0.34%
   Fundamental Value Portfolio      0.75%            --          0.02%        0.77%             --                0.77%(13)
JANUS ASPEN SERIES
   Balanced Portfolio --
     Service Shares*+.........      0.55%           0.25%        0.01%        0.81%             --                0.81%
   Global Technology Portfolio
     -- Service Shares*.......      0.64%           0.25%        0.07%        0.96%             --                0.96%
   Worldwide Growth Portfolio
     -- Service Shares*+......      0.60%           0.25%        0.03%        0.88%             --                0.88%
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio      0.50%            --          0.39%        0.89%             --                0.89%
   Mid-Cap Value Portfolio....      0.75%            --          0.42%        1.17%             --                1.17%
PIMCO VARIABLE INSURANCE TRUST
   Low Duration Portfolio --
     Administrative Class*....      0.25%           0.15%        0.25%        0.65%             --                0.65%(14)
   Real Return Portfolio --
     Administrative Class*....      0.25%           0.15%        0.25%        0.65%             --                0.65%(14)
   Total Return Portfolio --
     Administrative Class*....      0.25%           0.15%        0.25%        0.65%             --                0.65%(14)
PIONEER VARIABLE CONTRACTS
   TRUST
   Pioneer Mid Cap Value VCT
     Portfolio -- Class II
     Shares*..................      0.65%           0.25%        0.07%        0.97%             --                0.97%

                                               DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                DISTRIBUTION      SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                 MANAGEMENT       (12B-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES    REIMBURSEMENT(37)    EXPENSES
------------------             --------------  ------------   ---------- ------------- ------------------- ----------------
PUTNAM VARIABLE TRUST
   Putnam VT Discovery Growth
     Fund -- Class IB Shares*+      0.70%          0.25%        0.38%         1.33%            0.14%                1.19%(15)
   Putnam VT International
     Equity Fund -- Class IB
     Shares*+.................      0.75%          0.25%        0.19%         1.19%             --                  1.19%
   Putnam VT Small Cap Value
     Fund -- Class IB Shares*.      0.77%          0.25%        0.10%         1.12%             --                  1.12%
ROYCE CAPITAL FUND
   Royce Microcap Portfolio...      1.25%            --         0.09%         1.34%             --                  1.34%
   Royce Small Cap Portfolio..      1.00%            --         0.14%         1.14%             --                  1.14%
SALOMON BROTHERS VARIABLE
   SERIES FUNDS INC.
   All Cap Fund -- Class I....
                                    0.81%            --         0.08%         0.89%             --                  0.89%(16)
   Investors Fund -- Class I..
                                    0.68%            --         0.09%         0.77%             --                  0.77%(17)
   Strategic Bond Fund --
     Class I..................      0.75%            --         0.23%         0.98%             --                  0.98%
   Total Return Fund -- Class I     0.78%            --         0.18%         0.96%             --                  0.96%
SCUDDER INVESTMENT VIT FUNDS
   Small Cap Index Fund --
     Class A Shares...........      0.35%            --         0.13%         0.48%            0.03%                0.45%(18)
SMITH BARNEY INVESTMENT SERIES
   SB Government Portfolio --
     Class A..................      0.59%            --         0.11%         0.70%             --                  0.70%(19)
THE MERGER FUND VL
   The Merger Fund VL.........
                                    1.25%            --         42.05%       43.30%           41.90%                1.40%(20)
THE TRAVELERS SERIES TRUST
   Convertible Securities
     Portfolio................      0.60%            --         0.15%         0.75%             --                  --(21)
   Disciplined Mid Cap Stock
     Portfolio................      0.70%            --         0.12%         0.82%             --                  --(21)
   Equity Income Portfolio....      0.73%            --         0.11%         0.84%             --                  --(22)
   Large Cap Portfolio........
                                    0.75%            --         0.11%         0.86%             --                  0.86%(22)
   Managed Allocation Series:
     Aggressive Portfolio.....      0.15%            --         0.26%         0.41%            0.06%                0.35%(23)
   Managed Allocation Series:
     Conservative Portfolio...      0.15%            --         0.26%         0.41%            0.06%                0.35%(23)
   Managed Allocation Series:
     Moderate Portfolio.......      0.15%            --         0.26%         0.41%            0.06%                0.35%(23)
   Managed Allocation Series:
     Moderate-Aggressive
     Portfolio................      0.15%            --         0.26%         0.41%            0.06%                0.35%(23)
   Managed Allocation Series:
     Moderate-Conservative
     Portfolio................      0.15%            --         0.26%         0.41%            0.06%                0.35%(23)
   Mercury Large Cap Core
     Portfolio................      0.79%            --         0.16%         0.95%             --                  --(24)
   MFS Mid Cap Growth Portfolio     0.75%            --         0.13%         0.88%             --                  --(25)
   Mondrian International
     Stock Portfolio..........      0.72%            --         0.19%         0.91%             --                  --(26)
   Social Awareness Stock
     Portfolio................      0.61%            --         0.14%         0.75%             --                  --(27)
   Style Focus Series: Small
     Cap Growth Portfolio.....      0.85%            --         0.43%         1.28%            0.18%                1.10%(28)
   Travelers Quality Bond
     Portfolio................      0.32%            --         0.12%         0.44%             --                  --(21)
   U.S. Government Securities
     Portfolio................      0.32%            --         0.11%         0.43%             --                  --(21)


                                                   AND/OR                               CONTRACTUAL FEE      NET TOTAL
                                DISTRIBUTION      SERVICE                 TOTAL ANNUAL       WAIVER           ANNUAL
                                 MANAGEMENT       (12B-1)        OTHER     OPERATING     AND/OR EXPENSE      OPERATING
UNDERLYING FUND:                     FEE            FEES       EXPENSES     EXPENSES    REIMBURSEMENT(37)    EXPENSES
------------------             --------------  ------------   ---------- ------------- ------------------- ----------------
THE UNIVERSAL INSTITUTIONAL
   FUNDS, INC.
   Emerging Markets Equity
     Portfolio, Class I......      1.25%            --          0.46%        1.71%            --                 --(37)
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation
     Portfolio...............      0.80%            --          0.05%        0.85%            --                 0.85%
   MFS Total Return Portfolio      0.77%            --          0.02%        0.79%            --                 0.79%(29)
   Smith Barney Aggressive
     Growth Portfolio........      0.80%            --          0.02%        0.82%            --                 0.82%(30)
   Smith Barney
     International All Cap
     Growth Portfolio+.......      0.88%            --          0.13%        1.01%            --                 1.01%(31)
   Smith Barney Large
     Capitalization Growth
     Portfolio...............      0.75%            --          0.03%        0.78%            --                 0.78%(32)
   Strategic Equity Portfolio      0.80%            --          0.05%        0.85%            --                 0.85%
   Van Kampen Enterprise
     Portfolio+..............      0.70%            --          0.10%        0.80%            --                 0.80%
VARIABLE INSURANCE PRODUCTS
   FUND
   Asset ManagerSM Portfolio
     -- Initial Class+.......      0.53%            --          0.12%        0.65%            --                 --(33)
   Contrafund(R) Portfolio --
     Service Class 2*........      0.57%          0.25%         0.11%        0.93%            --                 --(34)
   Mid Cap Portfolio --
     Service Class 2*........      0.57%          0.25%         0.14%        0.96%            --                 --(35)
   Overseas Portfolio --
     Service Class 2*........      0.72%          0.25%         0.19%        1.16%            --                 --(36)

--------------
* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

+    Closed to new investors.

NOTES

(1) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.70% on first $1.5 billion of net assets and 0.65% on assets in excess of $1.5 billion. The Fund has a voluntary expense cap of 1.25%.

(2) Management fee is based on 0.50% on first $50 million of net assets; 0.40% on the next $100 million; 0.30% on the next $100 million and 0.25% on assets in excess of $250 million. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(3) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.65% for Class A shares. The Board of Scudder VIT EAFE Equity Index Fund (the "Fund") has approved the termination and liquidation of the Fund effective on or about July 25, 2005 (the "Liquidation Date"). Therefore, as of the Liquidation Date the Fund will no longer be available as a Variable Funding Option under your Contract. Prior to the Liquidation Date, Contract Owners may transfer any Contract Value from the Fund to one or more of the other Variable Funding Options available in the Contract. At the time of liquidation, any Contract Value in the Fund will be automatically transferred to the Money Market option in your Contract. At that point, Contract Owners may leave their Contract Values in the Money Market option or reallocate it to any of the other Variable Funding Options available in the Contract.

(4) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.

(5) Expense information restated to reflect a reduction in advisory fees effective September 7, 2004.

(6) Based on expenses incurred by the fund, as stated in the most recent shareholder report. The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decrease as fund assets increase.

(7) Fee waivers and or expense reimbursements reduced expenses for the Portfolio, without which the performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(8) The investment advisor for the Delaware VIP REIT Series and the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2005, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion million, all per year.

(9) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% through May 1, 2006 of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% through May 1, 2006. The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Board and an order of the Securities and Exchange Commission.

(10) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Board and an order of the Securities and Exchange Commission.

(11) The Fund administration fee is paid indirectly through the management fee.

(12) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% through May 1, 2006 of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% through May 1, 2006.

(13) Effective August 1, 2004, the management fee (including the administration fee), was reduced from 0.75% to the following breakpoints: 0.75% on first $1.5 billion of net assets; 0.70% on next $0.5 billion; 0.65% on next $0.5 billion; 0.60% on the next $1 billion; and 0.50% on net assets in excess of $3.5 billion.

(14) "Other Expenses" reflects a 0.25% administrative fee. PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(15) Reflects Putnam Management's agreement to limit fund expenses through December 31, 2005.

(16) Effective August 1, 2004, the management fees were reduced from 0.85% to the following breakpoints: First $1.5 billion 0.75%; next $0.5 billion 0.70%; next $0.5 billion 0.65%; next $1 billion 0.60%; over $3.5 billion 0.50%.

(17) Effective August 1, 2004, the management fees were reduced from 0.70% to the following breakpoints: First $350 million 0.65%; next $150 million 0.55%; next $250 million 0.53%; next $250 million 0.50%; over $1 billion 0.45%.

(18) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45% for Class A shares.

(19) Effective September 1, 2004, the management fees were reduced from 0.75% to the following breakpoints: First $2 billion 0.55%; next $2 billion 0.50%; next $2 billion 0.45%; next $2 billion 0.40%; over $8 billion 0.35%.

(20) The Adviser has agreed to reduce its fees and reimburse The Merger Fund VL to the extent total annualized expenses exceed 1.40% of average daily net assets. The agreement expires July 1, 2013. The agreement permits the Adviser to recover the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund's operating expenses, excluding dividends on short positions and interst expense, to exceed the cap on expenses.

(21) Other expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(22) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.75% on first $250 million of net assets; 0.70% on the next $500 million and 0.65% on assets in excess of $2 billion. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company. The expense information in the table has been restated to reflect the current fee schedule.

(23) The figures shown above do not include the Funds' share of Underlying Fund expenses. Because the Underlying Funds that each Fund invests in will vary, as will the proportion of each Fund's assets invested in each Underlying Fund, it is not possible to determine precisely the amount of Underlying Fund expenses that will be borne by the Funds. However, the total annual operating expenses of the Underlying Funds range from 0.40% to 1.10%, so the Underlying Funds expenses borne by the Funds will be somewhere in that range. The Funds have a contractual expense cap of 0.35% that continues to May 1, 2006. Other Expenses are estimates and include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

(24) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.80% to the following breakpoints: 0.775% on first $250 million of net assets; 0.75% on the next $250 million; 0.725% on next $500 million; 0.70% on next $1 billion and 0.65% on assets in excess of $2 billion. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(25) Effective February 25, 2005, the investment advisory fee was revised to the following breakpoints: For the first $500 million of average daily net assets the advisory fee is 0.7775%; the next $300 million 0.7525%; the next $600 million 0.7275%; the next $1 billion 0.7025%; over $2.5 billion 0.625%. Also effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS; and (3) another portfolio of the Travelers Series Fund that is subadvised by MFS, are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule. Between February 25, 2004 and February 24, 2005 the investment advisory fee was as follows: for the first $600 million of average daily net assets the advisor fee is 0.800%; the next $300 million 0.775%; the next $600 million 0.750%; the next $1 billion 0.725%; over $2.5 billion 0.675%. Previous to September 1, 2004 the fee was an annual rate of 0.80%. Other expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(26) Effective May 1, 2005, the investment advisory fee is revised to the following schedule: 0.775% on the first $100 million in assets and 0.65% on assets in excess of $100 million. The expense information in the table has been restated to reflect the current fee schedule. Between September 1, 2004 and May 1, 2005, the investment advisory fee was as follows: 0.825% on the first $100 million of assets, 0.775% on the next $400 million of assets, 0.725% on the next $500 million, and 0.700% on assets in excess of $1 billion. Previous to September 1, 2004, the investment advisory fee was an annual rate of 0.825%.

(27) Management fee is based on 0.65% on first $50 million of net assets; 0.55% on the next $50 million; 0.45% on the next $100 million and 0.40% on assets in excess of $200 million. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(28) The Fund has a contractual expense cap of 1.10% that continues to May 1, 2006. Other expenses are estimates and include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

(29) Effective November 1, 2004, the advisory fee was reduced from 0.80% to the following breakpoints: 0.80% on first $600 million of net assets; 0.775% on next $300 million; 0.75% on next $600 million; 0.725% on next $1 billion and 0.675% in excess of $2.5 billion. Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule.

(30) Effective July 1, 2004, the advisory fee was reduced from 0.80% to the following breakpoints: 0.80% on first $5 billion of net assets; 0.775% on next $2.5 billion; 0.75% on next $2.5 billion and 0.70% in excess of $10 billion.

(31) Effective July 1, 2004, the management fee was reduced from 0.90% to 0.85% of the Fund's daily net assets.

(32) Effective July 1, 2004, the management fee was reduced from 0.75% to the following breakpoints: 0.75% on the first $5 billion of net assets; 0.725% on the next $2.5 billion; 0.70% on the next $2.5 billion and 0.65% on assets in excess of $10 billion.

(33) The annual class operating expenses for the fund are based on historical expenses adjusted to reflect current fees. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.64%. These offsets may be discontinued at any time.

(34) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91%. These offsets may be discontinued at any time.

(35) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93%. These offsets may be discontinued at any time.

(36) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 1.13%. These offsets may be discontinued at any time.

(37) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for underlying funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the underlying fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the underlying fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                                    VOLUNTARY FEE
                                                                                    WAIVER AND/OR
                                                                                       EXPENSE              NET TOTAL ANNUAL
        FUNDING OPTION                                                              REIMBURSEMENT          OPERATING EXPENSES
        -----------------                                                      ------------------------  ------------------------
        Capital Appreciation Fund..........................................             0.01%                     0.77%
        High Yield Bond Trust..............................................             0.03%                     0.60%
        Money Market Portfolio.............................................             0.02%                     0.40%
        Global Growth Fund -- Class 2 Shares...............................             0.01%                     0.89%
        Growth-Income Fund -- Class 2 Shares...............................             0.01%                     0.55%
        Credit Suisse Trust Emerging Market Portfolio......................             0.29%                     1.40%
        Convertible Securities Portfolio...................................             0.01%                     0.74%
        Disciplined Mid Cap Stock Portfolio................................             0.02%                     0.80%
        Equity Income Portfolio............................................             0.01%                     0.83%
        Mercury Large Cap Core Portfolio...................................             0.03%                     0.92%
        MFS Mid Cap Growth Portfolio.......................................             0.02%                     0.86%
        Mondrian International Stock Portfolio.............................             0.02%                     0.89%
        Social Awareness Stock Portfolio...................................             0.04%                     0.71%
        Travelers Quality Bond Portfolio...................................             0.02%                     0.42%
        U.S. Government Securities Portfolio...............................             0.01%                     0.42%
        Emerging Markets Equity Portfolio, Class I.........................             0.06%                     1.65%
        Asset Manager Portfolio -- Initial Class...........................             0.01%                     0.64%
        Contrafund(R) Portfolio -- Service Class 2.........................             0.02%                     0.91%
        Mid Cap Portfolio -- Service Class 2...............................             0.03%                     0.93%
        Overseas Portfolio -- Service Class 2..............................             0.04%                     1.12%

                           DESCRIPTION OF THE COMPANY,
                           SEPARATE ACCOUNT AND FUNDS

                              THE INSURANCE COMPANY

THE TRAVELERS INSURANCE COMPANY is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415. The Company is subject to Connecticut law governing insurance companies and is regulated by the Connecticut Commissioner of Insurance. The Company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance policies, as well as to various federal and state securities laws and regulations.

On January 31, 2005, Citigroup Inc. announced that it has agreed to sell its life insurance and annuity businesses to MetLife, Inc. The proposed sale would include the Company. The proposed sale would also include the Company's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, the Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable contract, and the Company will remain fully responsible for its contractual obligations to variable life insurance contract owners.

                 THE SEPARATE ACCOUNT AND ITS INVESTMENT OPTIONS

Under Connecticut law, The Travelers Insurance Company sponsors a separate account: The Travelers Fund UL III for Variable Life Insurance (FUND UL III). Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium Payments that you invest in the Investment Options are deposited in Fund UL III. The income, gains, and losses are credited to, or charged against Fund UL III without regard to the income, gains or losses from any other Investment Option or from any other business of the Company.

The Travelers Fund UL III for Variable Life Insurance was established on January 15, 1999 under the laws of Connecticut and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account."

Fund UL III is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. Fund UL III purchases shares of the Funds at net asset value (i.e., without a sales charge) and receives all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund. Finally, the assets of Fund UL III may not be used to pay any liabilities of the Company other than those arising from the Policies, and the Company is obligated to pay all amounts promised to Policy Owners under the Policy.

                                    THE FUNDS

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

The Funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure and brand recognition, performance and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Fund or an affiliate of the Fund will compensate the Company and/or the Company's affiliated principal underwriter of the Policies, Travelers Distribution LLC ("TDLLC"), for providing administrative, marketing and support services that would otherwise be provided by the Fund, the Fund's investment adviser or its distributor.

Each Fund is reviewed periodically after having been selected. Upon review, the Company may remove a Fund or restrict allocation of additional Premium Payments to a Fund if the Company determines the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant Policy assets.

In addition, if any of the Funds become unavailable, or if we believe that further investment in a Fund is inappropriate for the purposes of the Policy, we may substitute another Investment Option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new Investment Options available.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the Policies. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Fund allocated to the Investment Options under the Policy or other contracts offered by the Company. The amount of the fee that a Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Fund. Aggregate fees relating to the different Funds may be as much as 0.65% of the average net assets of a Fund attributable to the relevant policies. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are deducted from a Fund's assets as part of its Total Annual Operating Expenses.

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-877-942-2654 OR THROUGH YOUR REGISTERED REPRESENTATIVE. We do not guarantee the investment results of the Funds.

                                                          INVESTMENT                                INVESTMENT
                FUNDS                                     OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -------------------------------------
Capital Appreciation Fund                  Seeks growth of capital. The Fund           Travelers Asset Management
                                           normally invests in equity securities       International Company LLC
                                           of issuers of any size and in any           ("TAMIC")
                                           industry.                                   Subadviser: Janus Capital Corp.
Dreyfus Stock Index Fund -- Initial        Seeks to match the total return of the      The Dreyfus Corporation
Shares                                     S&P 500 Index. The Fund normally            Subadviser: Mellon Equity
                                           invests in all 500 stocks in the S&P        Associates
                                           500 in proportion to their weighting
                                           in the index.
High Yield Bond Trust                      Seeks high current income. The Fund         TAMIC
                                           normally invests in below
                                           investment-grade bonds and debt
                                           securities.
Money Market Portfolio                     Seeks high current return with              TAMIC
                                           preservation of capital and liquidity.
                                           The Fund normally invests in
                                           high-quality short term money market
                                           instruments.


                                                          INVESTMENT                                INVESTMENT
                FUNDS                                     OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -------------------------------------
AIM EQUITY FUNDS, INC.
   EAFE(R) Equity Index Fund -- Class A    Seeks to replicate, before expenses,        Deutsche Asset Management, Inc
     Shares+                               the performance of the Morgan Stanley       ("Deutsche")
                                           Capital International EAFE Index,           Subadviser: Northern Trust
                                           which emphasizes stocks of companies        Investments, Inc.
                                           in Europe, Australia and the Far East.
                                           The Fund normally invests in stocks
                                           and related securities that are
                                           representative of the EAFE Index as a
                                           whole.
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. International Growth Fund      Seeks to provide long-term growth of        A I M Advisors, Inc.
     -- Series I Shares                    capital. The Fund invests in a
                                           diversified portfolio of
                                           international equity securities whose
                                           issuers are considered to have strong
                                           earnings momentum.
ALLIANCEBERNSTEIN VARIABLE PRODUCT
   SERIES FUND, INC.
   AllianceBernstein Growth and            Seeks reasonable current income             Alliance Capital Management L.P.
     Income Portfolio -- Class B           opportunity for appreciation through
                                           investments primarily in
                                           dividend-paying common stocks of good
                                           quality companies.
   AllianceBernstein Large Cap Growth      Seeks growth of capital by pursuing         Alliance Capital Management L.P.
     Portfolio -- Class B+                 aggressive investment policies.

AMERICAN CENTURY VARIABLE PORTFOLIOS,
   INC.
   VP Ultra(R) Fund -- Class I             Seeks long-term capital growth. The         American Century Investment
                                           Fund normally invests in common stocks      Management, Inc.
                                           of growing companies.
AMERICAN FUNDS INSURANCE SERIES
   Global Growth Fund -- Class 2           Seeks capital appreciation. The Fund        Capital Research and Management
     Shares                                normally invests in common stocks of        Co. ("CRM")
                                           companies located around the world.
   Growth Fund -- Class 2 Shares           Seeks capital appreciation. The Fund        CRM
                                           normally invests in common stocks of
                                           companies that appear to offer
                                           superior opportunities for growth of
                                           capital.
   Growth-Income Fund -- Class 2           Seeks capital appreciation and income.      CRM
     Shares                                The Fund normally invests in common
                                           stocks or other securities that
                                           demonstrate the potential for
                                           appreciation and/or dividends.
CREDIT SUISSE TRUST
   Credit Suisse Trust Emerging            Seeks long term growth of capital. The      Credit Suisse Asset Management,
     Market Portfolio+                     Fund normally invests in equity             LLC
                                           securities of companies located in, or      Subadviser: Credit Suisse Asset
                                           conducting a majority of their              Management Limited (U.K.),
                                           business, in emerging markets.              (Australia)
DELAWARE VIP TRUST
   Delaware VIP REIT Series --             Seeks to achieve maximum long term          Delaware Management Company
     Standard Class                        total return with capital appreciation      ("Delaware")
                                           as a secondary objective. The Fund
                                           normally invests in companies that
                                           manage a portfolio of real estate to
                                           earn profits for shareholders
                                           (REITS).
   Delaware VIP Small Cap Value            Seeks capital appreciation. The Fund        Delaware
     Series -- Standard Class              normally invests in securities of
                                           small capitalization companies.
DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus Variable Investment Fund        Seeks long term capital growth              The Dreyfus Corporation
     -- Appreciation Portfolio --          consistent with the preservation of         ("Dreyfus")
     Initial Shares                        capital. Current income is a secondary      Subadviser: Fayez Sarofim & Co.
                                           objective. The Fund normally invests
                                           in common stocks of established
                                           companies.
   Dreyfus Variable Investment Fund        Seeks to maximize capital                   Dreyfus
     -- Developing Leaders Portfolio       appreciation. The Fund normally
     -- Initial Shares                     invests in companies with market
                                           capitalizations of less than $2
                                           billion at the time of purchase.


                                                          INVESTMENT                                INVESTMENT
                FUNDS                                     OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Franklin Small-Mid Cap Growth           Seeks long-term capital growth. The         Franklin Advisers, Inc.
     Securities Fund -- Class 2            Fund normally invests at least 80% of
     Shares+                               its net assets in investments of small
                                           capitalization and mid capitalization
                                           companies.
   Templeton Developing Markets            Seeks long-term capital appreciation.       Templeton Asset Management Ltd.
     Securities Fund -- Class 2 Shares     The Fund normally invests at least 80%
                                           of its net assets in the emerging
                                           market investments, and invests
                                           primarily to predominantly in equity
                                           securities.
   Templeton Foreign Securities Fund       Seeks long-term capital growth. The         Templeton Investment Counsel, LLC
     -- Class 2 Shares                     Fund normally invests at least 80% of
                                           its net assets in investments of
                                           issuers located outside of the U.S.,
                                           including those in emerging markets.
   Templeton Global Asset Allocation       Seeks high total return. The Fund           Templeton Investment Counsel, LLC
     Fund -- Class 1 Shares                normally invests in equity securities
                                           of companies in any country, debt
                                           securities of companies and
                                           governments of any country, and in
                                           money market instruments. The Fund
                                           invests substantially to primarily in
                                           equity securities.
   Templeton Global Income Securities      Seeks high current income, consistent       Franklin Advisers, Inc.
     Fund -- Class 1 Shares                with preservation of capital. Capital
                                           appreciation is a secondary
                                           consideration. The Fund normally
                                           invests mainly in debt securities of
                                           governments and their political
                                           subdivisions and agencies,
                                           supranational organizations, and
                                           companies located anywhere in the
                                           world, including emerging markets.
   Templeton Growth Securities Fund        Seeks long-term capital growth. The         Templeton Global Advisors Limited
     -- Class 2 Shares                     Fund normally invests in equity
                                           securities of companies located
                                           anywhere in the world, including the
                                           U.S. and emerging markets.
GREENWICH STREET SERIES FUND
   Equity Index Portfolio -- Class I       Seeks investment results that, before       Travelers Investment Management
     Shares                                expenses, correspond to the price and       Company ("TIMCO")
                                           yield performance of the S&P 500
                                           Index. The Fund normally invests in
                                           equity securities, or other
                                           investments with similar economic
                                           characteristics that are included in
                                           the S&P 500 Index.
   Fundamental Value Portfolio             Seeks long-term capital growth.             Smith Barney Fund Management LLC
                                           Current income is a secondary               ("SBFM")
                                           consideration. The Fund normally
                                           invests in common stocks, and common
                                           stock equivalents of companies, the
                                           manager believes are undervalued.
JANUS ASPEN SERIES
   Balanced Portfolio -- Service           Seeks long term capital growth,             Janus Capital
     Shares+                               consistent with preservation of
                                           capital and balanced by current
                                           income. The Fund normally invests in
                                           common stocks selected for their
                                           growth potential and other securities
                                           selected for their income potential.
   Global Technology Portfolio --          Seeks long-term growth of capital. The      Janus Capital
     Service Shares                        Fund normally invests in securities of
                                           companies that are expected to benefit
                                           from advances or improvements in
                                           technology.
   Worldwide Growth Portfolio --           Seeks growth of capital in a manner         Janus Capital
     Service Shares+                       consistent with the preservation of
                                           capital. The Fund normally invests in
                                           the common stocks of companies of any
                                           size throughout the world.


                                                          INVESTMENT                                INVESTMENT
                FUNDS                                     OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -------------------------------------
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio             Seeks long-term growth of capital and       Lord Abbett & Co.
                                           income without excessive fluctuations
                                           in market value. The Fund primarily
                                           invests in equity securities of large,
                                           seasoned, U.S. and multinational
                                           companies believed to be undervalued.
   Mid-Cap Value Portfolio                 Seeks capital appreciation. The Fund        Lord Abbett & Co.
                                           normally invests primarily in equity
                                           securities, which are believed to be
                                           undervalued in the marketplace.
PIMCO VARIABLE INSURANCE TRUST
   Low Duration Portfolio --               Seeks maximum total return, consistent      Pacific Investment Management
     Administrative Class                  with preservation of capital and            Company LLC
                                           prudent investment management.
   Real Return Portfolio --                Seeks maximum real return, consistent       Pacific Investment Management
     Administrative Class                  with preservation of real capital and       Company LLC
                                           prudent investment management.
   Total Return Portfolio --               Seeks maximum total return, consistent      Pacific Investment Management
     Administrative Class                  with preservation of capital and            Company LLC
                                           prudent investment management. The
                                           Fund normally invests in intermediate
                                           maturity fixed income securities.
PIONEER VARIABLE CONTRACTS TRUST
   Pioneer Mid Cap Value VCT               Seeks capital appreciation. The Fund        Pioneer Investment Management,
     Portfolio -- Class II Shares          normally invests in the equity              Inc.
                                           securities of mid-size companies.
PUTNAM VARIABLE TRUST
   Putnam VT Discovery Growth Fund --      Seeks long-term growth of capital. The      Putnam Investment Management
     Class IB Shares+                      Fund invests mainly in common stocks
                                           of U.S. companies, with a focus on
                                           growth stocks. Growth stocks are
                                           issued by companies that Putnam
                                           Management believes are fast-growing
                                           and whose earnings are likely to
                                           increase over time.
   Putnam VT International Equity          Seeks capital appreciation. The Fund        Putnam Investment Management
     Fund -- Class IB Shares+              invests mainly in common stocks of
                                           companies outside the United States
                                           that Putnam Management believes have
                                           investment potential.
   Putnam VT Small Cap Value Fund --       Seeks capital appreciation. The Fund        Putnam Investment Management
     Class IB Shares                       invests mainly in common stocks of
                                           U.S. companies, with a focus on value
                                           stocks. Value stocks are those that
                                           Putnam Management believes are
                                           currently undervalued by the market.
ROYCE CAPITAL FUND
   Royce Microcap Portfolio                Seeks long-term growth of capital. The      Royce & Associates, LLC
                                           Fund invests in a broadly diversified
                                           portfolio of equity securities issued
                                           by micro-cap companies.
   Royce Small Cap Portfolio               Seeks long-term growth of capital. The      Royce & Associates, LLC
                                           Fund invests in equity securities of
                                           small companies.
SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.
   All Cap Fund -- Class I                 Seeks capital appreciation. The Fund        Salomon Brothers Asset
                                           normally invests in common stocks and       Management, Inc. ("SBAM")
                                           their equivalents of companies the
                                           manager believes are undervalued in
                                           the marketplace.
   Investors Fund -- Class I               Seeks long term growth of capital.          SBAM
                                           Secondarily seeks current income. The
                                           Fund normally invests in common stocks
                                           of established companies.
   Strategic Bond Fund -- Class I          Seeks to maximize total return              SBAM
                                           consistent with the preservation of
                                           capital. The Fund normally invests in
                                           a globally diverse portfolio of
                                           fixed-income securities.


                                                          INVESTMENT                                INVESTMENT
                FUNDS                                     OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -------------------------------------
   Total Return Fund -- Class I            Seeks above average income (compared        SBAM
                                           to a portfolio invested entirely in
                                           equity securities). Secondarily seeks
                                           growth of capital and income.  The
                                           Fund normally invests in a broad range
                                           of equity and fixed-income securities
                                           of U.S. and foreign issuers.
SCUDDER INVESTMENT VIT FUNDS
   Small Cap Index Fund -- Class A         Seeks to replicate, before expenses,        Deutsche Asset Management, Inc.
     Shares                                the performance of the Russell 2000         Subadviser: Northern Trust
                                           Small Stock Index, which emphasizes         Investments, Inc.
                                           stocks of small U.S. companies. The
                                           Fund normally invests in stocks and
                                           other securities that are
                                           representative of the Russell 2000
                                           Index as a whole.
SMITH BARNEY INVESTMENT SERIES
   SB Government Portfolio -- Class A      Seeks high current return consistent        SBFM
                                           with preservation of capital. The Fund
                                           normally invests in debt securities
                                           issued or guaranteed by the U.S.
                                           government, its agencies or
                                           instrumentalities.
THE MERGER FUND VL
   The Merger Fund VL                      Seeks capital growth by engaging in         Westchester Capital Management,
                                           merger arbitrage. The Fund will             Inc.
                                           normally invest in the equity
                                           securities of companies that are
                                           involved in publicly announced
                                           mergers, takeovers, tender offers,
                                           leveraged buyouts, spin-offs,
                                           liquidations and other corporate
                                           reorganizations. Merger arbitrage is a
                                           highly specialized investment approach
                                           generally designed to profit from the
                                           successful completion of such
                                           transactions.
THE TRAVELERS SERIES TRUST
   Convertible Securities Portfolio        Seeks current income and capital            TAMIC
                                           appreciation. The Fund normally
                                           invests in convertible securities.
   Disciplined Mid Cap Stock Portfolio     Seeks growth of capital. The Fund           TAMIC
                                           normally invests in the equity              Subadviser: TIMCO
                                           securities of companies with
                                           mid-size market capitalizations.
   Equity Income Portfolio                 Seeks reasonable income by investing        TAMIC
                                           primarily in income producing equity        Subadviser: Fidelity Management &
                                           securities. In choosing these               Research Company ("FMR")
                                           securities, the fund will also
                                           consider the potential for capital
                                           appreciation. The fund's goal is to
                                           achieve a yield which exceeds the
                                           composite yield on the securities
                                           compromising the S&P 500.
   Large Cap Portfolio                     Seeks long term growth of capital. The      TAMIC
                                           Fund normally invests in the                Subadviser: FMR
                                           securities of companies with large
                                           market capitalizations.
   Managed Allocation Series:              Seeks long-term growth of capital. The      TAMIC
     Aggressive Portfolio                  Fund normally invests in other              Subadviser: Deutsche Investment
                                           investment companies ("Underlying           Management Americas Inc. ("DIMA")
                                           Funds") that invest primarily in
                                           equity securities.
   Managed Allocation Series:              Seeks a high level of current income        TAMIC
     Conservative Portfolio                with some consideration given to            Subadviser: DIMA
                                           growth of capital. The Fund normally
                                           invests in other investment companies
                                           ("Underlying Funds") that invest in
                                           both equity and debt securities.
   Managed Allocation Series:              Seeks a balance between a high level        TAMIC
     Moderate Portfolio                    of current income and growth of             Subadviser: DIMA
                                           capital, with a greater emphasis on
                                           growth of capital. The Fund normally
                                           invests in other investment companies
                                           ("Underlying Funds") that invest in
                                           both equity and debt securities.


                                                          INVESTMENT                                INVESTMENT
                FUNDS                                     OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -------------------------------------
   Managed Allocation Series:              Seeks long-term growth of capital. The      TAMIC
     Moderate-Aggressive Portfolio         Fund normally invests in other              Subadviser: DIMA
                                           investment companies ("Underlying
                                           Funds") that invest in both equity
                                           and debt securities.
   Managed Allocation Series:              Seeks a balance between a high level        TAMIC
     Moderate-Conservative Portfolio       of current income and growth of             Subadviser: DIMA
                                           capital, with a greater emphasis on
                                           income. The Fund normally invests in
                                           other investment companies
                                           ("Underlying Funds") that invest in
                                           both equity and debt securities.
   Mercury Large Cap Core Portfolio        Seeks long-term capital growth. The         TAMIC
                                           Fund normally invests in a diversified      Subadviser: Merrill Lynch
                                           portfolio of equity securities of           Investment Managers, L.P. ("MLIM")
                                           large cap companies.
   MFS Mid Cap Growth Portfolio            Seeks long term growth of capital. The      TAMIC
                                           Fund normally invests in equity             Subadviser: Massachusetts
                                           securities of companies with medium         Financial Services Company
                                           market capitalization.
   Mondrian International Stock            Seeks capital appreciation. The Fund        TAMIC
     Portfolio                             normally invests in equity securities       Subadviser: Mondrian Investment
                                           of relatively large non-U.S. companies.     Partners Ltd.
   Social Awareness Stock Portfolio        Seeks long term capital appreciation and    SBFM
                                           retention of net investment income.
                                           The Fund normally invests in equity
                                           securities of large and mid-size
                                           companies that meet certain
                                           investment and social criteria.
   Style Focus Series: Small Cap           Seeks capital appreciation. The Fund        TAMIC
     Growth Portfolio                      normally invests in common stocks and       Subadviser: TIMCO and Janus
                                           other equity securities of small U.S.       Capital
                                           companies.
   Travelers Quality Bond Portfolio        Seeks current income and total return       TAMIC
                                           with moderate capital volatility. The
                                           Fund normally invests in investment-
                                           grade bonds and debt securities.
   U.S. Government Securities              Seeks current income, total return and      TAMIC
     Portfolio                             high credit quality. The Fund normally
                                           invests in securities issued or
                                           guaranteed by the U.S. Government, its
                                           agencies or instrumentalities.
THE UNIVERSAL INSTITUTIONAL FUNDS,
   INC.
   Emerging Markets Equity Portfolio,      Seeks long-term capital appreciation.       Morgan Stanley
     Class I                               The Fund normally invests in
                                           growth-oriented equity securities of
                                           issuers in emerging market countries.
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio      Seeks capital appreciation. The Fund        Travelers Investment Adviser Inc.
                                           normally invests in common stocks of        ("TIA")
                                           companies that are likely to benefit        Subadviser:  AIM Capital
                                           from new products, services or              Management Inc.
                                           processes or have experienced
                                           above-average earnings growth.
   MFS Total Return Portfolio              Seeks above average income consistent       TIA
                                           with the prudent employment of              Subadviser: MFS
                                           capital. Secondarily, seeks growth of
                                           capital and income. The Fund normally
                                           invests in a broad range of equity and
                                           fixed-income securities of both U.S.
                                           and foreign issuers.
   Smith Barney Aggressive Growth          Seeks long-term capital appreciation.       SBFM
     Portfolio                             The Fund normally invests in common
                                           stocks of companies that are
                                           experiencing, or are expected to
                                           experience, growth in earnings that
                                           exceeds the average rate earnings
                                           growth of the companies comprising
                                           the S&P 500 Index.
   Smith Barney International All Cap      Seeks total return on assets from           SBFM
     Growth Portfolio+                     growth of capital and income. The Fund
                                           normally invests in equity securities
                                           of foreign companies.
   Smith Barney Large Capitalization       Seeks long term growth of capital. The      SBFM
     Growth Portfolio                      Fund normally invests in equities, or
                                           similar securities, of companies with
                                           large market capitalizations.


                                                          INVESTMENT                                INVESTMENT
                FUNDS                                     OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -------------------------------------
   Strategic Equity Portfolio              Seeks capital appreciation. The Fund        TIA
                                           normally invests in U.S. and foreign        Subadviser: Fidelity Management &
                                           equity securities.                          Research Company ("FMR")
   Van Kampen Enterprise Portfolio+        Seeks capital appreciation. The Fund        TIA
                                           normally invests in common stocks of        Subadviser: Van Kampen Asset
                                           growth companies.                           Management Inc.
VARIABLE INSURANCE PRODUCTS FUND
   Asset Manager Portfolio -- Initial      Seeks high total return with reduced        FMR
     Class+                                risk over the long-term. The Fund
                                           normally invests by allocating assets
                                           among stocks, bonds and short-term
                                           instruments.
   Contrafund(R) Portfolio -- Service      Seeks long-term capital appreciation        FMR
     Class 2                               by investing in common stocks of
                                           companies whose value Fidelity
                                           Management & Research Co. believes is
                                           not fully recognized by the public.
   Mid Cap Portfolio -- Service Class      Seeks long-term growth of capital by        FMR
     2                                     investing in common stocks of
                                           companies with medium market
                                           capitalizations.
   Overseas Portfolio -- Service           Seeks long-term growth of capital by        FMR
     Class 2                               investing in non-U.S. common stocks.

--------------
+    Closed to new investors.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT
                      (may not be available in all states)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Contract Value to the Fixed Account, subject to certain restrictions. (See "Transfers.") We credit the portion of Contract Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Contract Value. The Fixed Account will not share in the investment performance of our General Account. See the Transfers section for restrictions on transfers into and out of the Fixed Account.

                          POLICY CHARGES AND DEDUCTIONS

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

     o the ability for you to make withdrawals and surrenders under the Policies

     o    the ability for you to obtain a loan under the Policies

     o    the Death Benefit paid on the death of the Insured

     o making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing)

     o administration of the various elective options available under the Policies, and

     o    the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

     o expenses associated with underwriting applications and increases in the Stated Amount

     o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies

     o sales and marketing expenses including commission payments to your sales agent, and

     o    other costs of doing business.

RISKS we assume include:

     o that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected, and

     o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

     o FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge from each Premium Payment received. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. The Sales Expense Charge is summarized in the chart below.

                                           SALES EXPENSE CHARGES ON A            SALES EXPENSE CHARGES ON A
                                                 CURRENT BASIS                        GUARANTEED BASIS
                                         -------------------------------    --------------------------------------
                                         UP TO TARGET     ABOVE TARGET                              ABOVE TARGET
                  POLICY YEARS              PREMIUM          PREMIUM        UP TO TARGET PREMIUM       PREMIUM
              ----------------------     --------------   --------------    ---------------------   --------------
                  Years 1 -- 2                10%               6%                   12%                  8%
                  Years 3 -- 5                 8%               4%                   12%                  8%
                  Years 6 -- 7                 8%             3.5%                   12%                  8%
                    Years 8+                 3.5%             3.5%                   12%                  8%

Currently, 2.25% of the Sales Expense Charge is designed to compensate the Company for STATE PREMIUM TAXES owed by the Company associated with the receipt of Premium Payments, which cost is borne by the Policy Owner. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for FEDERAL TAXES (federal deferred acquisition cost charge) associated with the receipt of Premium Payments, which cost is borne by the Policy Owner.

                         CHARGES AGAINST CONTRACT VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account. We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge, (3) Monthly Sales Expense Charge and (4) charges for any Riders. These are described below.

     o COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the life insurance protection (Coverage Amount) we provide you. THE COVERAGE AMOUNT IS EQUAL TO THE AMOUNT INSURED LESS THE CONTRACT VALUE. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the amount of life insurance coverage; (2) the Contract Value of your Policy on the date of the deduction; and (3) the current cost per dollar for insurance coverage.

     o There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissions Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.

     o The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured as well as the method of underwriting we use in connection with processing your application for a Policy (See "Applying for a Policy"). The current rates are less than or equal to the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.

     o POLICY ADMINISTRATIVE EXPENSE CHARGE: A $5.00 fee. Guaranteed not to exceed $10 per month.

     o MONTHLY SALES EXPENSE CHARGE: The monthly rate per thousand is equal to: $0.10 times the percentage of initial base Stated Amount plus $0.01 times the percentage of initial term Stated Amount. The monthly rate per thousand is guaranteed not to exceed: $.10 times the percentage of initial base Stated Amount plus $.01 times the percentage of initial term Stated Amount. The monthly rate is applied to the lesser of (a) and (b) where: (a) is equal to the initial total death benefit and (b) is equal to the product of: (i) initial total death benefit; (ii) the target premium factor per thousand (see Appendix B); (iii) 2%. This load applies for 20 years from the effective date of the total initial death benefit and any applied for increases in coverage. Any increase in coverage after the original issue date will be assessed a load for 20 years from the effective date of the increase.

     o CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

SURRENDER CHARGES: There is no surrender charge.

                      CHARGES AGAINST THE SEPARATE ACCOUNT
             (not assessed on Contract Values in the Fixed Account)

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks from the assets in the Investment Options. The mortality risk assumed under the Polices is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.

                                                M&E CHARGE ON A CURRENT BASIS                  M&E CHARGE ON A GUARANTEED
           POLICY YEARS                                    (ANNUAL)                                  BASIS (ANNUAL)
-----------------------------------  -----------------------------------------------------  ---------------------------------
               1-25                                         0.20%                                        0.75%
            YEARS 26+                                       0.05%                                        0.75%

                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of Policies on the lives of certain employees, or in other situations where groups of Policies will be purchased at one time. We may modify (increase, decrease or eliminate) the mortality and expense risk charge, front-end sales charge and monthly policy administrative charges in such arrangements to reflect the increased or decreased sales expenses, administrative costs and/or mortality and expense risks we expect to incur as a result of sales to a particular group. We will not modify charges in ways that will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

                               POLICY DESCRIPTION

Travelers Corporate Variable Life 2000 is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values and other features traditionally associated with life insurance. The policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.


                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

     o    Requested Stated Amount (minimum of $50,000)

     o    Death Benefit Option

     o    Beneficiary

     o    Investment Option selections, and

     o    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 20-80. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible Insureds within the eligible group for whom a Policy could be purchased and the percentage of those Insureds for whom a Policy is actually purchased. The three types of underwriting are:

     o Guaranteed Issue - requires the least evidence of insurability and rating classification.

     o Simplified Underwriting - requires more evidence of insurability and rating classification.

     o Full Underwriting - requires the most evidence of insurability and rating classification.


An Insured who qualifies for standard or preferred risk classification under full underwriting may pay higher cost of insurance rates if simplified underwriting or guaranteed issue is applied.

A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE (shown on the Policy Summary) is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

An applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

     (1)  10 days after delivery of the Policy to the Policy Owner,

     (2)  45 days of completion of the Policy application,

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4)  later if required by state law.

Depending on state law, we will refund either:

     (1)  All Premium Payments less any Outstanding Loans, or

     (2) The Contract Value of the Policy on the date we received the returned Policy, plus any charges and expenses that were deducted, less any Outstanding Loans.

During the Right to Cancel period, we allocate Net Premiums Payments to the Money Market Portfolio unless you purchase a Policy in a state that permits us to refund Contract Value. If you purchase the Policy in a state that permits us to refund Contract Value, we will invest your Net Premiums Payments in the Investment Options you select during the Right to Cancel period.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to twelve months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many, but not all cases, a younger Age will result in a smaller Planned Premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                    INCOME TAX FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a `tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy for this one unless you determine, after knowing all the facts and consultation with a tax adviser, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

     o    ASSIGNING THE POLICY

           The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

     o RECEIVING THE MATURITY BENEFIT If the Insured is living on the Maturity Date, we will pay you the Contract Value of the Policy as of the Maturity Date, less any:

          1.   Outstanding Loan

          2.   Monthly Deduction Amount due but not paid and

          3. Amount payable to an assignee under a collateral assignment of the Policy.

          Upon maturity, insurance ends and we have no further obligation under the Policy.

     o    CHANGING OR REVOKING A BENEFICIARY

          The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

          Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

     o    DECREASES IN THE STATED AMOUNT OF INSURANCE

          You may request a decrease in the Stated Amount after the first Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

          1.   against the most recent increase in the Stated Amount;

          2.   to other increases in the reverse order in which they occurred;
               and

          3.   to the initial Stated Amount.

          A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

     o    CHANGING THE DEATH BENEFIT OPTION

          After the first Policy Year, if the Insured is still alive you may change the Death Benefit Option by sending a written request to the Company. The Stated Amount will be adjusted so the Coverage Amount remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of the Coverage Amount. The Cost of Insurance Charge, which is based on the Coverage Amount, may be different in the future. The following changes in Death Benefit Options are permissible: Options 1-2, Options 2-1 and Options 3-1.

          If the option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the option change. If the option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change.

          It is not permitted to change from Option 3 to Option 2, from Option 1 to Option 3 and from Option 2 to Option 3.



     o    INCREASES IN THE STATED AMOUNT (REQUIRES ADDITIONAL UNDERWRITING
          APPROVAL)

          You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 80. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. We will require you to submit a new application and evidence of insurability for any increase in Stated Amount since your cost of insurance will increase commensurate with the increase in the Stated Amount and in consideration of the attained age of the Insured at the time the increase is requested. The effective date of any increase in Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the applicant.

Written requests for changes should be sent to the COLI Unit at Travelers Life & Annuity, Institutional Life Products, P.O. Box 990028, Hartford, CT 06199-0028. You can contact us by calling (877) 942-2654. Some Policy changes may have tax consequences. You should consult a tax adviser before requesting any changes.

                                    PREMIUMS

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (PLANNED PREMIUM). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

     o mailing a check, payable to The Travelers Insurance Company, to: the COLI Unit at Travelers Life & Annuity, Institutional Life Products Division, P.O. Box 990028, Hartford, CT 06199-0028,

     o by direct checking account deductions (you must complete a pre-authorization collection form), or

     o    by wire transfer.

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any Outstanding Loans. If the required Premium Payment is not paid within 31 days (subject to state law) after the notice is sent, the Policy will lapse.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Net Premium Payments we receive will be placed in a non-interest bearing account. After the Policy Date and until the applicant's Right to Cancel has expired, your Net Premium will be invested in the Money Market Portfolio unless you purchased the Contract in a state that allows us to refund Contract Value. If you purchase the Contract in a state that allows us to refund Contract Value, we will place your Net Premium in the Investment Options you select on your application (premium allocation instructions) during the Right to Cancel period.

You may change your Premium Payment allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future Premium Payment will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY

                                 CONTRACT VALUE

Each Policy has a CONTRACT VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Contract Value, which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Contract Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy's Contract Value will change daily, has no guaranteed minimum value and may be more or less than the Premiums paid. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Contract Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the NET INVESTMENT FACTOR for any Valuation Period using the
following equation:             a
                              -----  - c
                                b

A is:

     1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date plus

     2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended plus or minus

     3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves and

B is:

     1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date plus or minus

     2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Net Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium Payment allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

     a. Net Premium Payments allocated to the Fixed Account since the preceding day

     b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

     c.   Interest credited to the Fixed Account since the preceding day,

     minus:

     d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

     e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the CONTRACT VALUE) since the preceding day

     f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

     g. Any surrender amounts that have been deducted from the Fixed Account since the preceding day

     h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata) to the Loan Account as collateral for that loan. Loan amounts will be transferred from the Fixed Account only if insufficient amounts are available in the Investment Options. You may borrow up to 100% of the Policy's Cash Surrender Value. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.00%. We charge this interest in arrears at the end of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually. Currently, we credit the value in the Loan Account 4.40% in Policy Years 1-10, 4.50% in Policy Years 11-25, and 4.70% in Policy Years 26 and later.

When we determine a Policy's Contract Value, the value in the Loan Account (i.e., the amount we transferred from the Investment Options to secure the loan, adjusted for any repayments or additional Policy loans) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS

                           TRANSFERS OF CONTRACT VALUE

Generally, you may transfer Contract Value among the Investment Options. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

     THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. EXCESSIVE TRADING IS DISRUPTIVE TO THE MANAGEMENT OF A FUND AND INCREASES OVERALL COSTS TO ALL INVESTORS IN THE FUND. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interest of other Policy Owners, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail. We will reject transfer requests requested via facsimile, telephone or Internet. We will notify you if we choose to exercise our contractual right to restrict your acceptable mode of requesting transfers.

     In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

          o    the dollar amount you request to transfer;

          o the number of transfers you made within the previous three months;

          o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

          o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners.

     Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus, are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

     In addition to the above, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

          o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

          o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

     We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

     The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly. These procedures, however, will not prevent all excessive trading and market timing activity from occurring. For example:

          o Some of the Funds are available as investments for variable insurance contracts offered by other insurance companies. These other insurance companies may have different procedures to prevent excessive trading and market timing activity or may not have any such procedures because of contractual limitations.

          o The Company issues Policies to qualified retirement plans that request financial transactions with the Company on an omnibus basis on behalf of all plan participants. These plans generally employ a record-keeper to maintain records of participant financial activity. Because the Company does not have the records to monitor the trading activity of the individual participants, the Company may not be able to identify plan participants who may be engaging in excessive trading or market timing activity and/or may not be able to apply its contractual trade restrictions to such participants.

          o There may be other circumstances where the Company does not identify trading activity as market timing or excessive trading or take action to restrict trading activity that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures. For example, Policy Owners may engage in trading activity involving dollar amounts that are less than the threshold that we use for trade surveillance. Or, Policy Owners may request trades in a frequency or pattern that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures.

     Excessive trading and market timing activity increases the overall transaction costs of a Fund, which may serve to decrease the Fund's performance. Further, excessive trading and market timing activity may disrupt the management of a Fund because of the portfolio's advisor must react to frequent requests to purchase and redeem investments.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Investment Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Policy Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

   TRANSFER OF CONTRACT VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account.

   TRANSFER OF CONTRACT VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value.

                       DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of CONTRACT VALUE on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $1000 of CONTRACT VALUE to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of CONTRACT VALUE, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to help keep your investments properly aligned with your investment strategy. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form.

                                  DEATH BENEFIT

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be the Amount Insured at the time of death minus any unpaid Monthly Deduction Amount, any Outstanding Loans, and minus any amount payable to an assignee under a collateral assignment of the Policy.

You may elect one of three Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any Outstanding Loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "LEVEL OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "MINIMUM AMOUNT INSURED"). Under Option 2 (the "VARIABLE OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3 (the "ANNUAL INCREASE OPTION"), the Amount Insured will be equal to (a) plus
(b) where: (a) is the Stated Amount of the Policy and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the Premium Payments less any partial surrenders accumulated at the interest rate shown on the Policy Summary; or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 of the Internal Revenue Code

(the "Code") selected by you at the time of application. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test). The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

                       ATTAINED AGE OF
                           INSURED                      PERCENTAGE
                  ---------------------------      ----------------------
                             0-40                           250
                              45                            215
                              50                            185
                              55                            150
                              60                            130
                              65                            120
                              70                            115
                              75                            105
                             95+                            100

Federal tax law imposes another cash funding limitation on cash value life insurance policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in Appendix C.

The investment performance of the Funds, expenses and deduction of charges all impact Contract Value. In some circumstances, the Death Benefit may vary with the amount of the Contract Value. Under Death Benefit Options 1 and 3, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Contract Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Contract Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Finally, if the investment performance of the Funds is too low and the Contract Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium Payments, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the various Death Benefit Options. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no Outstanding Loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

                        OPTION 3 --ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus Premium Payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus Premium Payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Minimum Amount Insured is greater than the Stated Amount plus Premium Payments aggregated at 6.00% for one year ($52,650).

                        CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company. The following changes in Death Benefit Options are permissible:

       Option 1 -- 2

       Option 2 -- 1

       Option 3 -- 1

It is not permitted to change from Option 3 to 2, Option 1 to 3, and Option 2 to 3.

If the Option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1 the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. Such an increase in Stated Amount will not require evidence of insurability. If the Option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge, which is based on the Net Amount At Risk may be different in the future.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Outstanding Loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See "Limits on Right to Contest and Suicide Exclusion.") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value" for effects of partial surrenders on Death Benefits.)

We will pay policy proceeds in a lump sum. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment.

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                              BENEFITS AT MATURITY

If your Policy is in effect on the Maturity Date, we will pay the Policy's CONTRACT VALUE less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

                                 OTHER BENEFITS

                                 EXCHANGE OPTION

Once the Policy is in effect, during the first 24 months you may choose to irrevocably transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law). Upon election of this option, no future transfers to the Investment Options will be permitted. All future Premium Payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this option. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any Outstanding Loan must be repaid before we will make an exchange.

              INSURED TERM RIDER (SUPPLEMENTAL INSURANCE BENEFITS)

You may choose to purchase the Insured Term Rider as an addition to the Policy.

Combining a policy and a rider, sometimes known as "blending," may be more economical than adding another policy or increasing face amount of the base policy. Depending on your circumstances, it may, conversely, be more economical to provide an amount of insurance coverage through a base policy alone. Many life insurance policies have some flexibility in structuring the face amount, the death benefit, and premium payments in targeting the cash values based on your particular needs.

Under certain circumstances, combining a Policy with an Insured Term Rider may result in a combined face amount equal to the face amount of a single Policy. Adding a rider or riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Combining a Policy with an Insured Term Rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, in general, your Policy is being used to informally fund certain executive benefits. Adding an Insured Term Rider does not necessarily reduce the cost of offering benefits to your executives.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy's face amount that is made up of base Policy and Insured Term Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of Policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

                          CASH VALUE ENHANCEMENT RIDER

You also may choose to add the Cash Value Enhancement Rider to the Policy. There is no charge for the Rider. The Rider provides a benefit called the Cash Value Enhancement. The Cash Value Enhancement benefit is an amount in addition to the Cash Surrender Value that the Company may pay you if you surrender the Policy during a certain time frame set forth in the Rider. The maximum amount of the benefit for each Policy Year is set forth on a schedule in the Rider, and is a percentage of cumulative premiums paid less partial surrenders. The payment of the benefit is NOT guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions in pricing. The benefit will not be payable if the Policy has been assigned or is being exchanged in connection with a tax-exempt change under Section 1035.

                                POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See "Tax Treatment of Policy Benefits.")

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Contract Value, minus any outstanding Policy loans. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request in good order.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Contract Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Contract Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within seven days after we receive your request in good order.

In addition to reducing the Policy's Contract Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Coverage Amount. We may require you to return the Policy to record this reduction.

                                  POLICY LOANS

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See "Federal Tax Considerations.")

                                 LOAN CONDITIONS

     o You may borrow up to 100% of the Policy's Cash Surrender Value as of the date we receive the written loan request in good order. We charge you interest on the amount of the loan.

     o The loan request must be at least $500, except where state law requires a different minimum.

     o To secure the loan, we transfer an amount equal to the loan from the Investment Options (pro-rata by assets) to the Loan Account. Loan amounts will be transferred from the Fixed Account only when insufficient amounts are available in the Investment Options.

     o We charge interest on the outstanding amount of your loan(s), and you must pay this interest in arrears, at the end of each Policy Year. The annual effective loan interest rate charged is 5.00%. Interest not paid when due will be added to the amount of the loan. We will transfer an amount equal to the unpaid loan interest from the Investment Options to the Loan Account as security for the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request.

     o Amounts in the Loan Account are guaranteed to earn interest at a rate of at least 4% per year in arrears. Currently, the annual effective loan interest rate credited is 4.40% in years 1-10, 4.50% in years 11-25 and 4.70% in years 26 and later.

     o We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions.

     o You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Home Office.

     o Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a Premium Payment to the Policy.

     o As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on which Investment Option(s) you took the loan from. Also, we will deduct the amount of the repayment from the Loan Account and credit the repayment to the Fixed Account based on the proportion of the Fixed Account relative to the Policy's Contract Value as of the date we receive the loan request in good order.

     o We will deduct any unpaid loan amount, including interest you owe, from your Contract Value when you surrender the Policy and from the Death Benefit proceeds if they become payable.

     o If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period, subject to state law. (See "Lapse and Reinstatement.")

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value that was in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due. Generally, the amount due to keep the Policy in effect will be all Monthly Deduction Amounts past due plus premium at least equal to the following three Monthly Deduction Amounts and the amount to repay or restore any Outstanding Loans.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law), the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Contract Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

     (1) the Policy was not surrendered for cash and it is before the Maturity date;

     (2)  you furnish us with acceptable evidence of insurability;

     (3)  you pay all past due Monthly Deduction Amounts;

     (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts (subject to state law); and

     (5)  you pay the amount of any Outstanding Loan.

Upon reinstatement, the Policy's Contract Value prior to applying any premiums or loan repayments will be the Contract Value at the end of the Grace Period. The effective date of the reinstated policy will be the Deduction Date on or following the date the application for reinstatement is approved by us. Unless it is specified otherwise, all amounts will be allocated based on the Fund allocation factors in effect at the start of the Grace Period.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a modified endowment contract). This tax treatment is highly complex. The following SUMMARY

PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service ("IRS"). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

     o INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes.)

     o INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

     o INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code ("IRC" OR THE "CODE"). These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

     o    A definition of a life insurance contract

     o    Diversification requirements for separate account assets

     o Limitations on policy owner's control over the assets in a separate account

     o Guidelines to determine the maximum amount of premium that may be paid into a policy

     o    Limitations on withdrawals from a policy

     o Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 OF THE CODE. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC
Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to IRC SECTION 817(H).

Treasury Regulation Section 1.817-5, which was adopted to implement Section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the separate account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Funds to ensure compliance with these diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular investment options without being treated as owners of the underlying assets". As of the date of this prospectus, no such guidance has been issued. While we believe that the Policy does not give the Policy Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy from being treated as the owner of the separate account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1), unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in IRC Section 101 (a)(2) applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT FOR FEDERAL TAX PURPOSES BUT WHICH FAILS TO SATISFY A 7-PAY TEST AS SET FORTH IN THE IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the Stated Amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and full surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a MEC remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Contract Value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in the section entitled "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a MEC are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a full surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans may not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

                            OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the Company, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                           DISTRIBUTION & COMPENSATION

                                  DISTRIBUTION

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Company has appointed Travelers Distribution LLC ("TDLLC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. TDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses TDLLC for expenses TDLLC incurs in distributing the Policies (e.g., commissions payable to retail broker-dealers who sell the Policies). TDLLC does not retain any fees under the Policies; however, TDLLC may receive 12b-1 fees from the Funds.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103-3415. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

TDLLC and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. These representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies are offered on a continuous basis.

                             COMPENSATION -- GENERAL

Broker-dealers having selling agreements with TDLLC and the Company are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. Instead, you indirectly pay for sales and distribution expenses through overall charges and fees assessed under your Policy. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or TDLLC may receive from the Funds for providing administrative, marketing and other support and services to the Funds.

Compensation is a factor in setting pricing under the Policies, and as disclosed in the "Modifications, Reserved Rights and Other Charges" sub-section of this prospectus, the Company has the ability to customize pricing in relation to the compensation payable to distributors for particular cases and the payments anticipated to be received for providing administrative, marketing and other support and services to the Funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. When these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined below, is not expected to exceed 40% of the premium paid in the first Contract Year or 15% of premiums paid in Contract Years 2-4. After Contract Year 4, the maximum compensation will not exceed 10% of premiums paid plus 0.50% of the current Contract Value. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with TDLLC will have clients that make a certain minimum amount of premium payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.

SALE OF VARIABLE LIFE POLICIES BY ENTITIES HAVING OTHER CONTRACTUAL RELATIONSHIPS WITH THE COMPANY. The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more of the Funds or serves as a sub-adviser to a Fund of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Policies. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Policies.

SALE OF VARIABLE LIFE INSURANCE BY AFFILIATES OF THE COMPANY. The Company and TDLLC may offer the Policies through retail broker-dealers that are affiliates of the Company. Because of the affiliation, these broker-dealer firms and their registered representatives may favor the Company's products.

                              COMPENSATION - TYPES

PERCENTAGE OF PREMIUM PAYMENT. We generally pay compensation as a percentage of Premium Payments invested in the Policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the Contract Value. The amount of commissions we pay may vary depending on the selling agreement. We may also periodically establish commission specials whereby we pay a higher amount for sales of the Policy during a specified period; however, commissions paid under these specials will not exceed the amounts described immediately above. While a commission special is in effect, registered representatives may be inclined to favor a product that pays a higher compensation over another product where a compensation special is not in effect. We are not currently offering any commission specials.

PROMOTIONAL INCENTIVES AND PAYMENTS. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

PREFERRED DISTRIBUTION ARRANGEMENTS. The Company and TDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and TDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on: aggregate, net or anticipated sales of the Policies; total assets attributable to sales of the Policies by registered representatives of the broker-dealer firm; the length of time that a Policy owner has owned the Policy; meeting certain sales thresholds; and/or actual or anticipated overhead expenses incurred by the broker-dealer firms in offering the Policies and other variable insurance products offered by the Company or its affiliates. Compensation under these arrangements may be in the form of one-time or periodic lump sum payments.

In addition, the Company or TDLLC may sponsor all or a portion of broker-dealer firms' annual, regional or other meetings with their registered representatives and executives for purposes of educating them as to the Company's products. Any such compensation or reimbursement payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products.

ADDITIONAL COMPENSATION ARRANGEMENTS WITH TOWER SQUARE SECURITIES, INC.. The Company and TDLLC have entered into a selling agreement with Tower Square Securities, Inc. ("Tower Square"), which is affiliated with the Company. Registered representatives of Tower Square, who are properly licensed and appointed, may offer the Policy to customers. In addition to compensation described above, representatives are eligible for various cash benefits, such as bonuses, commission advances and non-cash compensation programs offered by the Company, such as retirement and other benefit plans for agents and the ability to purchase Citigroup common stock at a discount. Sales of the Policies may help qualify a Tower Square representative for such benefits.

Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of services standards may be eligible for additional compensation.

                            OTHER POLICY INFORMATION

                       PAYMENT AND SUSPENSION OF VALUATION

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump-sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump-sum or under an optional payment plan.

                                POLICY STATEMENTS

We will maintain all records relating to the Separate Account, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

     o    the Contract Value, Stated Amount and Amount Insured;

     o    the date and amount of each Premium Payment;

     o    the date and amount of each Monthly Deduction;

     o the amount of any Outstanding Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     o    the date and amount of any partial surrenders;

     o    the annualized cost of any Riders purchased under the Policy; and

     o a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Once the Policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     o    increases in the Stated Amount of insurance

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     o    decreases in the Stated Amount of insurance

     o    changing the Death Benefit option

     o    changes to the way your Premium Payments are allocated

     o    changing the Beneficiary (unless irrevocably named)

Written requests for changes may be sent to the Company c/o Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, PA, 18104, or directly to the Company at Travelers Life and Annuity, Institutional Life Products, P.O. Box 990028, Hartford, CT 06199-0028.

ADDITION AND SUBSTITUTION OF FUNDS. If the use of a Separate Account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another separate account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not necessarily be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and of the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy. As required by law, we will notify you of any Policy changes.

                               EMERGENCY PROCEDURE

We reserve the right to postpone any surrender, partial surrender, policy loan, or payment of death benefit proceeds for a period not to exceed six months, if in our reasonable judgment, such postponement is necessary for the orderly liquidation of assets invested in an Investment Option. Furthermore, we may postpone any payment involving a determination of Contract Value in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority or

     (2) in our reasonable judgment, we determine that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when Contract Value is being withdrawn from the Fixed Account.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

                                LEGAL PROCEEDINGS

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing sharing and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against the Company likely to have a material adverse affect on the ability of the Company to meet its obligations under the Policy.

                              FINANCIAL STATEMENTS

We have included the Company's financial statements and the Separate Account's financial statements in the Statement of Additional Information.

                                   APPENDIX A
                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

AGE -- the Insured's age as of his or her last birthday as of the Policy Date.

AMOUNT INSURED -- under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2, the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will generally be equal to the Stated Amount of the Policy, plus Premium Payments minus any partial surrender accumulated at the interest rate shown on the Policy Summary, or if greater, the Minimum Amount Insured.

ANDESA, TPA, INC. -- the third party administrator for this product, located at 3435 Winchester Road, Suite 401, Allentown, PA, 18104.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASE -- a grouping of one or more Policies connected by a non-arbitrary factor. Every Policy issued will be part of a Case. Each Case will have one Policy Owner.

CASH SURRENDER VALUE -- the Contract Value less any Outstanding Loans.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- The Travelers Insurance Company.

COMPANY'S HOME OFFICE -- the principal executive offices located at One Cityplace, Hartford, Connecticut 06103-3415.

CONTRACT VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value attributable to the Policy.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

COVERAGE AMOUNT -- the Amount Insured less the Contract Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- see Mutual Fund.

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY -- The Travelers Insurance Company.

INSURANCE RISK -- is equal to the Coverage Amount.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Contract Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expense risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- The Travelers Insurance Company.

LOAN ACCOUNT -- an account in the Company's General Account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Contract Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Contract Value determined as of the first day of the Policy Month and is shown on the Policy Summary.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK (Coverage Amount) -- the Death Benefit minus the Contract Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY -- Travelers Corporate Owned Variable Life Insurance 2000, a variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date from which we begin charging the Monthly Deduction Amount and used to determine administrative transactions on the Policy (e.g. Deduction Days, Policy Years) - shown on the Policy Summary.

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy.

SEPARATE ACCOUNT -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

UNDERWRITING PERIOD -- the time period from when we receive a completed application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

WE, US, OUR -- The Travelers Insurance Company.

YOU, YOUR -- the owner(s) of the Policy.

                                   APPENDIX B
--------------------------------------------------------------------------------

       TARGET PREMIUM PER $1,000 OF STATED AMOUNT ALL UNDERWRITING CLASSES
                  STANDARD AND PREFERRED SMOKER AND NON-SMOKER

               AGE                           MALE                         FEMALE                        UNISEX
    --------------------------   ----------------------------- ------------------------------ ----------------------------
               20                          25.49885                      21.35312                      24.67777
               21                          26.25533                      22.05852                      25.42278
               22                          27.04281                      22.79038                      26.19845
               23                          27.86586                      23.54970                      27.00937
               24                          28.72917                      24.33773                      27.85695
               25                          29.63486                      25.15422                      28.74463
               26                          30.58643                      26.00205                      29.67441
               27                          31.58335                      26.88113                      30.64690
               28                          32.62452                      27.79141                      31.66258
               29                          33.71079                      28.73438                      32.72066
               30                          34.84316                      29.71150                      33.82174
               31                          36.02088                      30.72326                      34.96677
               32                          37.24380                      31.77143                      36.15529
               33                          38.51130                      32.85823                      37.38654
               34                          39.82501                      33.98300                      38.66183
               35                          41.18470                      35.14808                      39.98270
               36                          42.59063                      36.35310                      41.34755
               37                          44.04142                      37.59596                      42.75638
               38                          45.53736                      38.87592                      44.20922
               39                          47.07884                      40.19069                      45.70492
               40                          48.66485                      41.53957                      47.24193
               41                          50.29448                      42.92135                      48.82045
               42                          51.96862                      44.33684                      50.44101
               43                          53.68801                      45.78699                      52.10416
               44                          55.45241                      47.27608                      53.81251
               45                          57.26368                      48.80417                      55.56579
               46                          59.12431                      50.37449                      57.36606
               47                          61.03580                      51.99103                      59.21574
               48                          63.00258                      53.65371                      61.11856
               49                          65.02827                      55.36365                      63.07747
               50                          67.11449                      57.12257                      65.09434
               51                          69.26320                      58.93024                      67.16829
               52                          71.47047                      60.78640                      69.29887
               53                          73.73607                      62.68726                      71.48414
               54                          76.05516                      64.63067                      73.71929
               55                          78.42689                      66.61974                      76.00345
               56                          80.85354                      68.65902                      78.34017
               57                          83.34160                      70.75893                      80.73560

       TARGET PREMIUM PER $1,000 OF STATED AMOUNT ALL UNDERWRITING CLASSES
                  STANDARD AND PREFERRED SMOKER AND NON-SMOKER

               AGE                           MALE                         FEMALE                        UNISEX
    --------------------------   ----------------------------- -----------------------------  ----------------------------
               58                          85.90006                      72.93427                      83.20014
               59                          88.53960                      75.19989                      85.74576
               60                          91.26869                      77.56483                      88.37912
               61                          94.09169                      80.03119                      91.10324
               62                          97.00755                      82.59477                      93.91915
               63                         100.01297                      85.23864                      96.81869
               64                         103.10493                      87.94870                      99.79450
               65                         106.28342                      90.71791                     102.84656
               66                         109.56101                      93.55528                     105.98510
               67                         112.96034                      96.48236                     109.23156
               68                         116.51614                      99.53950                     112.62104
               69                         120.26554                     102.77254                     116.19089
               70                         124.23658                     106.21512                     119.96965
               71                         128.44465                     109.89099                     123.97439
               72                         132.88796                     113.80393                     128.20151
               73                         137.54435                     117.93734                     132.63054
               74                         142.38323                     122.27404                     137.23573
               75                         147.39278                     126.80803                     142.00609
               76                         152.58944                     131.55967                     146.95678
               77                         158.02373                     136.57999                     152.13912
               78                         163.78802                     141.95257                     157.64536
               79                         169.99253                     147.77602                     163.58178
               80                         176.72991                     154.13846                     170.04077

                                   APPENDIX C
--------------------------------------------------------------------------------

                      CASH VALUE ACCUMULATION TEST FACTORS

           ATTAINED AGE                         MALE                        FEMALE                       UNISEX
     --------------------------      ---------------------------  ---------------------------  ---------------------------
                20                            633.148%                     730.543%                     634.793%
                21                            614.665%                     707.139%                     615.976%
                22                            596.465%                     684.397%                     597.468%
                23                            578.511%                     662.302%                     579.276%
                24                            560.815%                     640.866%                     561.389%
                25                            543.379%                     620.044%                     543.820%
                26                            526.258%                     599.844%                     526.602%
                27                            509.509%                     580.274%                     509.766%
                28                            493.139%                     561.313%                     493.352%
                29                            477.198%                     542.942%                     477.377%
                30                            461.701%                     525.158%                     461.850%
                31                            446.663%                     507.942%                     446.790%
                32                            432.102%                     491.271%                     432.212%
                33                            418.008%                     475.156%                     418.110%
                34                            404.389%                     459.577%                     404.476%
                35                            391.242%                     444.539%                     391.322%
                36                            378.572%                     430.055%                     378.643%
                37                            366.371%                     416.121%                     366.432%
                38                            354.629%                     402.741%                     354.688%
                39                            343.340%                     389.900%                     343.405%
                40                            332.495%                     377.582%                     332.568%
                41                            322.076%                     365.761%                     322.159%
                42                            312.066%                     354.409%                     312.160%
                43                            302.451%                     343.485%                     302.548%
                44                            293.213%                     332.973%                     293.311%
                45                            284.333%                     322.845%                     284.430%
                46                            275.796%                     313.076%                     275.889%
                47                            267.583%                     303.657%                     267.670%
                48                            259.681%                     294.578%                     259.759%
                49                            252.082%                     285.825%                     252.148%
                50                            244.777%                     277.388%                     244.833%
                51                            237.768%                     269.258%                     237.808%
                52                            231.048%                     261.433%                     231.068%
                53                            224.616%                     253.903%                     224.616%
                54                            218.462%                     246.649%                     218.462%
                55                            212.574%                     239.650%                     212.574%
                56                            206.935%                     232.883%                     206.935%
                57                            201.529%                     226.323%                     201.529%
                58                            196.343%                     219.953%                     196.343%
                59                            191.366%                     213.770%                     191.366%

                      CASH VALUE ACCUMULATION TEST FACTORS

           ATTAINED AGE                         MALE                        FEMALE                       UNISEX
     --------------------------      ---------------------------  ---------------------------  ---------------------------
                60                            186.595%                     207.782%                     186.595%
                61                            182.029%                     202.001%                     182.029%
                62                            177.668%                     196.446%                     177.668%
                63                            173.510%                     191.127%                     173.510%
                64                            169.549%                     186.043%                     169.549%
                65                            165.775%                     181.178%                     165.775%
                66                            162.175%                     176.510%                     162.175%
                67                            158.734%                     172.015%                     158.734%
                68                            155.443%                     167.672%                     155.443%
                69                            152.296%                     163.479%                     152.296%
                70                            149.296%                     159.441%                     149.296%
                71                            146.446%                     155.571%                     146.446%
                72                            143.754%                     151.890%                     143.754%
                73                            141.225%                     148.407%                     141.225%
                74                            138.855%                     145.126%                     138.855%
                75                            142.252%                     142.252%                     142.252%
                76                            140.077%                     140.077%                     140.077%
                77                            138.021%                     138.021%                     138.021%
                78                            136.067%                     136.067%                     136.067%
                79                            134.206%                     134.206%                     134.206%
                80                            132.698%                     132.698%                     132.698%
                81                            131.020%                     131.020%                     131.020%
                82                            129.445%                     129.445%                     129.445%
                83                            127.981%                     127.981%                     127.981%
                84                            126.623%                     126.623%                     126.623%
                85                            120.411%                     120.411%                     120.411%
                86                            119.280%                     119.280%                     119.280%
                87                            118.211%                     118.211%                     118.211%
                88                            117.185%                     117.185%                     117.185%
                89                            116.182%                     116.182%                     116.182%
                90                            115.177%                     115.177%                     115.177%
                91                            114.146%                     114.146%                     114.146%
                92                            113.058%                     113.058%                     113.058%
                93                            111.887%                     111.887%                     111.887%
                94                            110.625%                     110.625%                     110.625%
                95                            109.295%                     109.295%                     109.295%
                96                            107.982%                     107.982%                     107.982%
                97                            106.958%                     106.958%                     106.958%
                98                            106.034%                     106.034%                     106.034%
                99                            103.603%                     103.603%                     103.603%

                                   APPENDIX D
--------------------------------------------------------------------------------

                           HYPOTHETICAL ILLUSTRATIONS

The tables in this Appendix are hypothetical illustrations that are intended to illustrate how the Policy's Contract Value, Cash Surrender Value and Death Benefit change over time based on a representative Insured's age and rating classification as well as a representative Premium Payment pattern. Each illustration assumes that all Premium Payments are invested in the Investment Options and corresponding Funds, and none is invested in the Fixed Account. Each illustration assumes gross rates of returns for the Funds, before deduction of Fund charges, of 0%, 6% and 12%. Each illustration shows Death Benefit Option 1, the Level Option.

The first table illustrates that the MAXIMUM GUARANTEED Cost of Insurance Rates and Policy Administrative Expense charge allowable under the Policy are charged in all years. This table also reflects the deduction of an arithmetic average of Fund expenses and the maximum guaranteed (i) Front-End Sales Expense Charges,
(ii) Mortality and Expense Risk Charge, and (iii) Monthly Sales Expense Charge.

The second table illustrates that the CURRENT Cost of Insurance Rates and Policy Administrative Expense charge are charged in all years. This table also reflects the deduction of an arithmetic average of Fund expenses and the maximum guaranteed (i) Front-End Sales Expense Charges, (ii) Mortality and Expense Risk Charge, and (iii) Monthly Sales Expense Charge.

The third and fourth tables repeat the format of the first two examples (maximum guaranteed and then current), but assume that a portion of the Death Benefit comes from the Insured Term Rider; the Rider portion is based on the amount a representative Policy would typically include.

The Cost of Insurance Rates charged varies by age, sex and underwriting classification. The Policy Administrative Expense Charge is a flat dollar amount. Both charges are deducted monthly on a pro rata basis from each of the Investment Options.

The Mortality and Expense risk charge is deducted daily from the unloaned portion of the Cash Value.

The illustrations assume that no increases in Stated Amount are made and that the Monthly Sales Expense Charge is deducted monthly for the first twenty Policy Years as to the initial Stated Amount. The charge is deducted on a pro rata basis from each of the Investment Options.

The values also reflect the deduction from Premium Payments of the Front-End Sales Expense Charge.

The charge for Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and is an arithmetic average of investment advisory fees and other expenses charged by each of the available Funds during the most recent calendar year. The Fund expenses used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the Policy prospectus summary. If the expense reimbursement or fee waiver arrangements were reflected, values shown in the illustrations may be higher. The actual charges under a Policy for expenses of the Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

After deduction of the Fund expenses and the Mortality and Expense Risk Charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.63%, 4.37% and 10.37%, respectively, on a current basis, and to approximate net annual rates of -2.18%, 3.82%, and 9.82%, respectively, on a guaranteed basis. These approximate net annual rates of return do not reflect the deduction of the Cost of Insurance Charge, Policy Administrative Expense Charge, and Monthly Sales Expense Charge.

The illustrations do not reflect any charges for federal income taxes against the Separate Account since the Company is not currently deducting such charges from Fund UL III. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Contract Values and Cash Surrender Values illustrated.

Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6%, or

12%, but (i) the rates of return varied above and below these averages during the period, (ii) Premium Payments were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Options with varying rates of return. They would also differ if a policy loan or partial withdrawal were made during the period of time illustrated, if the Insured were female or in another rating classification, if a different Death Benefit Option had been selected, or if the Policies were issued in situations where distinctions between male and female Insureds are not permitted. If actual gross rates of return on the Funds are higher or lower than those assumed in these illustrations, and/or if the actual current charges are higher or lower than those assumed in these illustrations, the actual results (Death Benefit, Contract Value, and Cash Surrender Value) will differ from the illustrated results.

Where required by law or upon request, the Company, through its agent, will provide you a personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration would not exceed 12%.

                     TRAVELERS CORPORATE VARIABLE LIFE 2000
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES
                           WITHOUT INSURED TERM RIDER

MALE ISSUE AGE 47
GUARANTEED ISSUE, NON-SMOKER
ANNUAL PREMIUM: $39,000

                                                        0%                                         6%
                                     =========================================  ===========================================
                         TOTAL
          ANNUAL        PREMIUMS
         PREMIUM        WITH 5%        CONTRACT      SURRENDER      DEATH         CONTRACT      SURRENDER        DEATH
 YEAR     OUTLAY        INTEREST        VALUE          VALUE       BENEFIT         VALUE          VALUE         BENEFIT
------- ------------- --------------- -------------  ------------ -------------  ------------- ------------ --------------
  1         $39,000         $40,950       $29,382       $29,382      $638,969        $31,309       $31,309      $638,969
  2         $39,000         $83,948       $58,030       $58,030      $638,969        $63,735       $63,735      $638,969
  3         $39,000        $129,095       $85,955       $85,955      $638,969        $97,330       $97,330      $638,969
  4         $39,000        $176,500      $113,169      $113,169      $638,969       $132,154      $132,154      $638,969
  5         $39,000        $226,275      $139,666      $139,666      $638,969       $168,258      $168,258      $638,969
  6         $39,000        $278,538      $165,459      $165,459      $638,969       $205,717      $205,717      $638,969
  7         $39,000        $333,415      $190,549      $190,549      $638,969       $244,606      $244,606      $638,969
  8              $0        $350,086      $181,039      $181,039      $638,969       $249,039      $249,039      $638,969
  9              $0        $367,590      $171,204      $171,204      $638,969       $253,308      $253,308      $638,969
  10             $0        $385,970      $161,000      $161,000      $638,969       $257,389      $257,389      $638,969
  15             $0        $492,606      $102,340      $102,340      $638,969       $273,784      $273,784      $638,969
  20             $0        $628,704       $19,782       $19,782      $638,969       $276,636      $276,636      $638,969
  25             $0        $802,404            $0            $0            $0       $254,628      $254,628      $638,969
  30             $0      $1,024,093            $0            $0            $0       $160,489      $160,489      $638,969
  35             $0      $1,307,031            $0            $0            $0             $0            $0            $0
  40             $0      $1,668,139            $0            $0            $0             $0            $0            $0
  45             $0      $2,129,015            $0            $0            $0             $0            $0            $0
  50             $0      $2,717,223            $0            $0            $0             $0            $0            $0
  53             $0      $3,145,526            $0            $0            $0             $0            $0            $0



MALE ISSUE AGE 47                           TOTAL FACE AMOUNT         638,969
GUARANTEED ISSUE, NON-SMOKER                BASE FACE AMOUNT:         638,969
ANNUAL PREMIUM: $39,000                     TERM FACE AMOUNT:               0

                                                  12%
                               ================================================


                                 CONTRACT        SURRENDER          DEATH
 YEAR                             VALUE            VALUE           BENEFIT
-------                        ---------------  ---------------  --------------
  1                                  $33,238          $33,238        $638,969
  2                                  $69,677          $69,677        $638,969
  3                                 $109,660         $109,660        $638,969
  4                                 $153,573         $153,573        $638,969
  5                                 $201,842         $201,842        $638,969
  6                                 $254,966         $254,966        $638,969
  7                                 $313,092         $313,092        $701,590
  8                                 $338,766         $338,766        $738,350
  9                                 $366,438         $366,438        $777,164
  10                                $396,256         $396,256        $818,139
  15                                $583,292         $583,292      $1,059,542
  20                                $848,751         $848,751      $1,373,895
  25                              $1,222,555       $1,222,555      $1,787,429
  30                              $1,710,084       $1,710,084      $2,392,231
  35                              $2,297,328       $2,297,328      $3,006,553
  40                              $3,024,396       $3,024,396      $3,604,373
  45                              $3,982,080       $3,982,080      $4,541,450
  50                              $5,186,548       $5,186,548      $5,593,273
  53                              $5,846,520       $5,846,520      $5,916,678


These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                     TRAVELERS CORPORATE VARIABLE LIFE 2000
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                 HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES
                           WITHOUT INSURED TERM RIDER

MALE ISSUE AGE 47
GUARANTEED ISSUE, NON-SMOKER
ANNUAL PREMIUM: $39,000

                                                        0%                                         6%
                                     =========================================  ==============================================
                         TOTAL
          ANNUAL        PREMIUMS
         PREMIUM        WITH 5%        CONTRACT      SURRENDER      DEATH         CONTRACT          SURRENDER        DEATH
 YEAR     OUTLAY        INTEREST        VALUE          VALUE       BENEFIT         VALUE              VALUE         BENEFIT
------- ------------- --------------- -------------  ------------ -------------  -------------  ------------    --------------
  1       $39,000          $40,950        $33,105       $37,005     $638,969        $35,165           $39,065       $638,969
  2       $39,000          $83,948        $65,397       $72,417     $638,969        $71,590           $78,610       $638,969
  3       $39,000         $129,095        $97,770      $104,790     $638,969       $110,268          $117,288       $638,969
  4       $39,000         $176,500       $129,487      $134,947     $638,969       $150,525          $155,985       $638,969
  5       $39,000         $226,275       $160,760      $164,660     $638,969       $192,639          $196,539       $638,969
  6       $39,000         $278,538       $191,421      $193,761     $638,969       $236,532          $238,872       $638,969
  7       $39,000         $333,415       $221,542      $222,907     $638,969       $282,356          $283,721       $638,969
  8            $0         $350,086       $215,756      $215,756     $638,969       $292,677          $292,677       $638,969
  9            $0         $367,590       $209,913      $209,913     $638,969       $303,369          $303,369       $643,404
 10            $0         $385,970       $203,959      $203,959     $638,969       $314,400          $314,400       $649,133
 15            $0         $492,606       $167,713      $167,713     $638,969       $371,761          $371,761       $675,300
 20            $0         $628,704       $116,072      $116,072     $638,969       $433,139          $433,139       $701,134
 25            $0         $802,404        $41,152       $41,152     $638,969       $502,585          $502,585       $734,801
 30            $0       $1,024,093             $0            $0           $0       $597,387          $597,387       $835,683
 35            $0       $1,307,031             $0            $0           $0       $699,600          $699,600       $915,579
 40            $0       $1,668,139             $0            $0           $0       $814,147          $814,147       $970,273
 45            $0       $2,129,015             $0            $0           $0       $947,275          $947,275     $1,080,341
 50            $0       $2,717,223             $0            $0           $0     $1,106,347        $1,106,347     $1,193,106
 53            $0       $3,145,526             $0            $0           $0     $1,228,308        $1,228,308     $1,243,048




MALE ISSUE AGE 47                           TOTAL FACE AMOUNT         638,969
GUARANTEED ISSUE, NON-SMOKER                BASE FACE AMOUNT:         638,969
ANNUAL PREMIUM: $39,000                     TERM FACE AMOUNT:               0

                                                  12%
                               ================================================


                                 CONTRACT        SURRENDER          DEATH
 YEAR                             VALUE            VALUE           BENEFIT
-------                        ---------------  ---------------  --------------
  1                                   $37,227         $41,127        $638,969
  2                                   $78,034         $85,054        $638,969
  3                                  $123,789        $130,809        $638,969
  4                                  $174,198        $179,658        $638,969
  5                                  $229,965        $233,865        $638,969
  6                                  $291,475        $293,815        $671,829
  7                                  $359,049        $360,414        $804,570
  8                                  $393,851        $393,851        $858,410
  9                                  $432,041        $432,041        $916,299
 10                                  $473,891        $473,891        $978,430
 15                                  $744,801        $744,801      $1,352,923
 20                                $1,154,261      $1,154,261      $1,868,433
 25                                $1,771,946      $1,771,946      $2,590,663
 30                                $2,785,373      $2,785,373      $3,896,448
 35                                $4,313,684      $4,313,684      $5,645,393
 40                                $6,638,309      $6,638,309      $7,911,312
 45                               $10,213,406     $10,213,406     $11,648,103
 50                               $15,772,864     $15,772,864     $17,009,759
 53                               $20,706,839     $20,706,839     $20,955,320


These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.Travelers Corporate Variable Life 2000

                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES
                           WITHOUT INSURED TERM RIDER

MALE ISSUE AGE 47
GUARANTEED ISSUE, NON-SMOKER
ANNUAL PREMIUM: $39,000

                                                                 0%                                         6%
                                               ========================================   ========================================
               ANNUAL            TOTAL
              PREMIUM        PREMIUMS WITH      CONTRACT      SURRENDER       DEATH        CONTRACT     SURRENDER      DEATH
  YEAR         OUTLAY         5% INTEREST         VALUE         VALUE        BENEFIT        VALUE         VALUE       BENEFIT
---------   -------------   -----------------  ------------   -----------  ------------   -----------   ----------- --------------
   1             $39,000             $40,950       $30,514       $30,514      $638,969       $32,504       $32,504      $638,969
   2             $39,000             $83,948       $60,271       $60,271      $638,969       $66,176       $66,176      $638,969
   3             $39,000            $129,095       $89,284       $89,284      $638,969      $101,069      $101,069      $638,969
   4             $39,000            $176,500      $117,565      $117,565      $638,969      $137,251      $137,251      $638,969
   5             $39,000            $226,275      $145,112      $145,112      $638,969      $174,776      $174,776      $638,969
   6             $39,000            $278,538      $171,936      $171,936      $638,969      $213,726      $213,726      $638,969
   7             $39,000            $333,415      $198,041      $198,041      $638,969      $254,186      $254,186      $638,969
   8                  $0            $350,086      $188,588      $188,588      $638,969      $259,275      $259,275      $638,969
   9                  $0            $367,590      $178,784      $178,784      $638,969      $264,223      $264,223      $638,969
   10                 $0            $385,970      $168,584      $168,584      $638,969      $269,009      $269,009      $638,969
   15                 $0            $492,606      $109,417      $109,417      $638,969      $289,411      $289,411      $638,969
   20                 $0            $628,704       $24,788       $24,788      $638,969      $297,451      $297,451      $638,969
   25                 $0            $802,404            $0            $0            $0      $280,252      $280,252      $638,969
   30                 $0          $1,024,093            $0            $0            $0      $193,318      $193,318      $638,969
   35                 $0          $1,307,031            $0            $0            $0            $0            $0            $0
   40                 $0          $1,668,139            $0            $0            $0            $0            $0            $0
   45                 $0          $2,129,015            $0            $0            $0            $0            $0            $0
   50                 $0          $2,717,223            $0            $0            $0            $0            $0            $0
   53                 $0          $3,145,526            $0            $0            $0            $0            $0            $0



MALE ISSUE AGE 47                 TOTAL FACE AMOUNT:         638,969
GUARANTEED ISSUE, NON-SMOKER       BASE FACE AMOUNT:         543,124
ANNUAL PREMIUM: $39,000            TERM FACE AMOUNT:          95,845

                                               12%
                            ==========================================

                               CONTRACT      SURRENDER      DEATH
  YEAR                          VALUE          VALUE       BENEFIT
---------                   --------------- ------------ -------------
   1                              $34,497      $34,497      $638,969
   2                              $72,325      $72,325      $638,969
   3                             $113,842     $113,842      $638,969
   4                             $159,457     $159,457      $638,969
   5                             $209,615     $209,615      $638,969
   6                             $264,845     $264,845      $638,969
   7                             $325,038     $325,038      $728,358
   8                             $351,903     $351,903      $766,982
   9                             $380,828     $380,828      $807,683
   10                            $411,961     $411,961      $850,566
   15                            $606,523     $606,523    $1,101,743
   20                            $880,681     $880,681    $1,425,581
   25                          $1,260,763   $1,260,763    $1,843,290
   30                          $1,749,583   $1,749,583    $2,447,486
   35                          $2,326,116   $2,326,116    $3,044,229
   40                          $3,026,952   $3,026,952    $3,607,419
   45                          $3,939,456   $3,939,456    $4,492,840
   50                          $5,068,498   $5,068,498    $5,465,966
   53                          $5,658,320   $5,658,320    $5,726,220


These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                     TRAVELERS CORPORATE VARIABLE LIFE 2000
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                 HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES
                           WITHOUT INSURED TERM RIDER

MALE ISSUE AGE 47
GUARANTEED ISSUE, NON-SMOKER
ANNUAL PREMIUM: $39,000

                                                    0%                                          6%
                                  =======================================  =============================================
                      Total
        Annual      Premiums
       Premium       With 5%       Contract     Surrender       Death        Contract       Surrender         Death
 Year   Outlay      Interest         Value        Value        Benefit         Value          Value          Benefit
------ --------- --------------  ------------ ------------  ------------  -------------- --------------  --------------
  1      $39,000        $40,950       $34,437      $37,869      $638,969         $36,567        $39,999        $638,969
  2      $39,000        $83,948       $68,042      $74,126      $638,969         $74,458        $80,542        $638,969
  3      $39,000       $129,095      $101,711     $108,029      $638,969        $114,671       $120,989        $638,969
  4      $39,000       $176,500      $134,707     $139,699      $638,969        $156,534       $161,526        $638,969
  5      $39,000       $226,275      $167,240     $169,970      $638,969        $200,329       $203,059        $638,969
  6      $39,000       $278,538      $199,148     $200,084      $638,969        $245,983       $246,919        $638,969
  7      $39,000       $333,415      $230,500     $231,046      $638,969        $293,606       $294,152        $657,925
  8           $0       $350,086      $225,007     $225,007      $638,969        $304,809       $304,809        $664,340
  9           $0       $367,590      $219,458     $219,458      $638,969        $316,403       $316,403        $671,048
  10          $0       $385,970      $213,798     $213,798      $638,969        $328,367       $328,367        $677,971
  15          $0       $492,606      $179,146     $179,146      $638,969        $390,747       $390,747        $709,787
  20          $0       $628,704      $129,456     $129,456      $638,969        $457,738       $457,738        $740,953
  25          $0       $802,404       $55,078      $55,078      $638,969        $531,147       $531,147        $776,559
  30          $0     $1,024,093            $0           $0            $0        $631,355       $631,355        $883,201
  35          $0     $1,307,031            $0           $0            $0        $739,398       $739,398        $967,663
  40          $0     $1,668,139            $0           $0            $0        $860,481       $860,481      $1,025,492
  45          $0     $2,129,015            $0           $0            $0      $1,001,203     $1,001,203      $1,141,844
  50          $0     $2,717,223            $0           $0            $0      $1,169,349     $1,169,349      $1,261,049
  53          $0     $3,145,526            $0           $0            $0      $1,298,266     $1,298,266      $1,313,846



MALE ISSUE AGE 47                                 TOTAL FACE AMOUNT    638,969
GUARANTEED ISSUE, NON-SMOKER                      BASE FACE AMOUNT:    255,588
ANNUAL PREMIUM: $39,000                           TERM FACE AMOUNT:    383,381

                                                        12%
                              ==================================================


                                Contract         Surrender          Death
 Year                             Value            Value           Benefit
------                        ----------------- ---------------- ---------------
  1                                  $38,698          $42,130         $638,969
  2                                  $81,132          $87,216         $638,969
  3                                 $128,688         $135,006         $638,969
  4                                 $181,091         $186,083         $638,969
  5                                 $239,062         $241,792         $638,969
  6                                 $302,949         $303,885         $698,276
  7                                 $373,130         $373,676         $836,123
  8                                 $409,767         $409,767         $893,099
  9                                 $449,971         $449,971         $954,327
  10                                $494,030         $494,030       $1,020,011
  15                                $779,312         $779,312       $1,415,612
  20                              $1,210,598       $1,210,598       $1,959,626
  25                              $1,858,449       $1,858,449       $2,717,133
  30                              $2,921,368       $2,921,368       $4,086,691
  35                              $4,524,316       $4,524,316       $5,921,051
  40                              $6,962,468       $6,962,468       $8,297,634
  45                             $10,712,161      $10,712,161      $12,216,919
  50                             $16,543,125      $16,543,125      $17,840,424
  53                             $21,718,059      $21,718,059      $21,978,676

These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this prospectus. For a free copy of the SAI or for other Policy inquiries, please contact us by writing to Travelers Life & Annuity, P.O. Box 990028, Hartford, CT 06199-0028, call 1-877-942-2654 or access the SEC's website (http://www.sec.gov).

To obtain free copies of personalized illustrations of Death Benefits, Cash Surrender Values, and Contract Values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.


Investment Company Act File Numbers: 811-09215




                                                                            5/05

                            Travelers Life & Annuity
                            One Cityplace
                            Hartford, CT 06103-3415



L-20680                                                                    05/05

                                   TRAVELERS
                                 LIFE & ANNUITY

                             CORPORATE VARIABLE III

                               POLICY PROSPECTUS






                                  CORPORATE OWNED

                               VARIABLE UNIVERSAL

                               LIFE III INSURANCE

                                POLICY PROSPECTUS



                                      MAY 2, 2005

                            TRAVELERS LIFE & ANNUITY
              CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE III
                                POLICY PROSPECTUS
                                   MAY 2, 2005
        CORPORATE OWNED FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                  ISSUED BY: THE TRAVELERS INSURANCE COMPANY --
             THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE

This prospectus describes information you should know before you purchase the Policy, a flexible premium variable life insurance policy issued by The Travelers Insurance Company ("TIC" or the "Company"). Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. We use certain terms throughout this prospectus, which are defined in APPENDIX A. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed for corporations and employers to provide insurance protection on the life of Insured employees and to build Contract Value. The Policy has a MINIMUM STATED AMOUNT OF $50,000 and a MINIMUM TARGET PREMIUM OF $100,000 PER CASE. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (INSURED). Premium Payments are flexible in both frequency and amount. You can build Contract Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in Mutual Funds (THE FUNDS) (listed below). A fixed rate option (THE FIXED ACCOUNT) is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select.

Capital Appreciation Fund                                           ROYCE CAPITAL FUND
Dreyfus Stock Index Fund -- Initial Shares                            Royce Microcap Portfolio
High Yield Bond Trust                                                 Royce Small Cap Portfolio
Money Market Portfolio                                              SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
AIM VARIABLE INSURANCE FUNDS                                          All Cap Fund -- Class I(3)
  AIM V.I. International Growth Fund -- Series I Shares               Investors Fund -- Class I
ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC.                  Total Return Fund -- Class I
  AllianceBernstein Growth and Income Portfolio -- Class B(1)       SCUDDER INVESTMENT VIT FUNDS
AMERICAN FUNDS INSURANCE SERIES                                       Small Cap Index Fund -- Class A Shares
  Global Growth Fund -- Class 2 Shares                              SMITH BARNEY INVESTMENT SERIES
  Growth Fund -- Class 2 Shares                                       SB Government Portfolio -- Class A(4)
  Growth-Income Fund -- Class 2 Shares                              THE MERGER FUND VL
DELAWARE VIP TRUST                                                    The Merger Fund VL
  Delaware VIP REIT Series -- Standard Class                        THE TRAVELERS SERIES TRUST
  Delaware VIP Small Cap Value Series -- Standard Class               Convertible Securities Portfolio
DREYFUS VARIABLE INVESTMENT FUND                                      Disciplined Mid Cap Stock Portfolio
  Dreyfus Variable Investment Fund -- Appreciation Portfolio --       Equity Income Portfolio
    Initial Shares                                                    Large Cap Portfolio
  Dreyfus Variable Investment Fund -- Developing Leaders              Managed Allocation Series: Aggressive Portfolio
    Portfolio -- Initial Shares(2)                                    Managed Allocation Series: Conservative Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                  Managed Allocation Series: Moderate Portfolio
  Templeton Developing Markets Securities Fund -- Class 2             Managed Allocation Series: Moderate-Aggressive
    Shares                                                             Portfolio
  Templeton Foreign Securities Fund -- Class 2 Shares                 Managed Allocation Series: Moderate-Conservative Portfolio
  Templeton Global Asset Allocation Fund -- Class 1 Shares            MFS Mid Cap Growth Portfolio
  Templeton Global Income Securities Fund -- Class 1 Shares           Mondrian International Stock Portfolio(5)
  Templeton Growth Securities Fund -- Class 2 Shares                  Social Awareness Stock Portfolio
GREENWICH STREET SERIES FUND                                          Style Focus Series: Small Cap Growth Portfolio
  Equity Index Portfolio -- Class I Shares                            Travelers Quality Bond Portfolio
  Fundamental Value Portfolio                                         U.S. Government Securities Portfolio
JANUS ASPEN SERIES                                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
  Global Technology Portfolio -- Service Shares                       Emerging Markets Equity Portfolio, Class I
LORD ABBETT SERIES FUND, INC.                                       TRAVELERS SERIES FUND INC.
  Growth and Income Portfolio                                         AIM Capital Appreciation Portfolio
  Mid-Cap Value Portfolio                                             MFS Total Return Portfolio
PIMCO VARIABLE INSURANCE TRUST                                        Smith Barney Aggressive Growth Portfolio
  Low Duration Portfolio -- Administrative Class                      Smith Barney Large Capitalization Growth Portfolio
  Real Return Portfolio -- Administrative Class                       Strategic Equity Portfolio(6)
  Total Return Portfolio -- Administrative Class                    VARIABLE INSURANCE PRODUCTS FUND
PIONEER VARIABLE CONTRACTS TRUST                                      Contrafund(R) Portfolio -- Service Class 2
  Pioneer Mid Cap Value VCT Portfolio -- Class II Shares              Mid Cap Portfolio -- Service Class 2
PUTNAM VARIABLE TRUST                                                 Overseas Portfolio -- Service Class 2
  Putnam VT Small Cap Value Fund -- Class IB Shares

--------------
(1)     Formerly Growth and Income Portfolio -- Class B            (4)   Formerly Smith Barney Government Portfolio
(2)     Formerly Small Cap Portfolio -- Initial Shares             (5)   Formerly Lazard International Stock Portfolio
(3)     Formerly Capital Fund -- Class I                           (6)   Formerly Alliance Growth Portfolio

To learn more about the Policy you can request a copy of the Statement of Additional Information ("SAI") dated May 2, 2005. We filed the SAI with the Securities and Exchange Commission, and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity, Institutional Life Products, P.O. Box 990028, Hartford, Connecticut 06199-0028, call 1-877-942-2654 or access the SEC's website (http://www.sec.gov).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                                TABLE OF CONTENTS

SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS...............................  4
Policy Summary ..............................................................  4
Principal Policy Benefits....................................................  4
Principal Policy Risks.......................................................  6
Fund Company Risks...........................................................  7
FEE TABLES...................................................................  8
Transaction Fees.............................................................  8
Periodic Charges other than Fund Operating Expenses..........................  9
Charges for Optional Riders.................................................. 10
Fund Charges and Expenses.................................................... 10
DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT AND FUNDS....................... 16
The Insurance Company........................................................ 16
The Separate Account and its Investment Options.............................. 17
The Funds.................................................................... 17
Voting Rights................................................................ 23
Conflicts of Interest........................................................ 23
The Fixed Account............................................................ 24
POLICY CHARGES AND DEDUCTIONS................................................ 24
Charges Against Premium...................................................... 25
Charges Against Contract Value............................................... 25
Charges Against the Separate Account......................................... 26
Fund Charges................................................................. 26
Modification, Reserved Rights, and Other Charges............................. 26
POLICY DESCRIPTION........................................................... 27
Applying for a Policy........................................................ 27
Right to Cancel (free look period)........................................... 27
When Coverage Begins......................................................... 28
Income Tax Free `Section 1035' Exchanges..................................... 28
Ownership/Policy Rights...................................................... 28
PREMIUMS..................................................................... 30
Amount, Frequency and Duration of Premium Payments........................... 30
Allocation of Premium Payments............................................... 30
VALUES UNDER YOUR POLICY..................................................... 31
Contract Value............................................................... 31
Investment Option Valuation.................................................. 31
Fixed Account Valuation...................................................... 32
Loan Account Valuation....................................................... 32
TRANSFERS.................................................................... 32
Transfers of Contract Value.................................................. 32
Transfer of Contract Value from the Fixed Account to the Investment Options.. 34 Transfer of Contract Value from the Investment Options to the Fixed Account.. 34
Dollar-Cost Averaging (DCA Program).......................................... 34
Portfolio Rebalancing........................................................ 34

DEATH BENEFIT.............................................................  35
Death Benefit Examples....................................................  36
Changing the Death Benefit Option.........................................  37
Paying the Death Benefit and Payment Options..............................  37
BENEFITS AT MATURITY......................................................  37
OTHER BENEFITS............................................................  38
Exchange Option...........................................................  38
Insured Term Rider (Supplemental Insurance Benefits)......................  38
Cash Value Enhancement Rider..............................................  38
POLICY SURRENDERS.........................................................  39
Full Surrender............................................................  39
Partial Surrender.........................................................  39
POLICY LOANS..............................................................  39
Loan Conditions...........................................................  39
Effects of Loans..........................................................  40
LAPSE AND REINSTATEMENT...................................................  40
Lapse.....................................................................  40
Grace Period..............................................................  40
Reinstatement.............................................................  41
FEDERAL TAX CONSIDERATIONS................................................  41
Potential Benefits of Life Insurance......................................  41
Tax Status of the Policy..................................................  42
Tax Treatment of Policy Benefits..........................................  43
OTHER TAX CONSIDERATIONS..................................................  45
Insurable Interest........................................................  45
The Company's Income Taxes................................................  45
Alternative Minimum Tax...................................................  46
DISTRIBUTION & COMPENSATION...............................................  46
OTHER POLICY INFORMATION..................................................  48
Payment and Suspension of Valuation.......................................  48
Policy Statements.........................................................  48
Limits on Right to Contest and Suicide Exclusion..........................  48
Misstatement as to Sex and Age............................................  49
Policy Changes............................................................  49
Emergency Procedure.......................................................  49
Restrictions on Financial Transactions....................................  50
LEGAL PROCEEDINGS.........................................................  50
FINANCIAL STATEMENTS......................................................  50
APPENDIX A: GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS............. A-1
APPENDIX B: TARGET PREMIUM PER $1,000 OF STATED AMOUNT.................... B-1
APPENDIX C: CASH VALUE ACCUMULATION TEST FACTORS.......................... C-1
APPENDIX D: HYPOTHETICAL ILLUSTRATIONS.................................... D-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a summary of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS.

                                 POLICY SUMMARY

Travelers Life & Annuity Corporate Owned Variable Universal Life Insurance III is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

       o   DEATH BENEFIT

           We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Contract Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Contract Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

           In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are three Death Benefit options available:

           o OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured on the Insured's date of death.

           o OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Contract Value of the Policy or (ii) the Minimum Amount Insured on the Insured's date of death.

           o OPTION 3 -- ANNUAL INCREASE OPTION: the Death Benefit will be the greater of:

             1. (a) plus (b) where: (a) is the Stated Amount as of the Insured's date of death; and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less any partial surrenders accumulated at the interest rate shown on the Policy Summary; OR

             2.   the Minimum Amount Insured on the Insured's date of death.

           The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders and Outstanding Loans and charges.

       o   POLICY SURRENDERS (WITHDRAWALS)

           You may withdraw some or all of your money from your Policy.

       o   POLICY LOANS

           You may borrow against your Policy using your Policy as collateral.

       o   THE INVESTMENT OPTIONS AND THE CORRESPONDING FUNDS

           You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Contract Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

       o   THE FIXED ACCOUNT

           You may allocate Premium Payments and transfer Contract Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Contract Value into or out of the Fixed Account are permitted subject to certain restrictions.

       o   FLEXIBLE PREMIUM PAYMENTS

           After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

       o   TAX-FREE DEATH BENEFIT

           Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

       o   RIGHT TO CANCEL PERIOD

           We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

       o   DOLLAR-COST AVERAGING

           Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

       o   PORTFOLIO REBALANCING

           This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

       o   EXCHANGE OPTION

           During the first two Policy Years you can transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law).

       o   PERSONALIZED ILLUSTRATIONS

           You may request personalized illustrations for the Policy that reflect the Insured's age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Contract Value and Death Benefit can change over time and how the investment performance of the Funds impact the Contract Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Contract Value.

                             PRINCIPAL POLICY RISKS

       o   POOR FUND PERFORMANCE (INVESTMENT RISK)

           The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Contract Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero, even if you send us your Planned Premium Payments (as illustrated). In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

       o   TAX RISKS

           We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Policy Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium Payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals. Finally, tax laws and regulations impacting this Policy and your tax status are always subject to change.

       o   POLICY LAPSE

           There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

       o   POLICY WITHDRAWAL LIMITATIONS

           The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Contract Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

       o   EFFECTS OF POLICY LOANS

           A Policy loan, whether or not repaid, will affect your Policy's Contract Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

       o   FLEXIBLE PREMIUM PAYMENTS

           Even if you send us your Planned Premium (as illustrated) your Policy may still lapse if poor investment performance and/or certain Policy transactions substantially reduce your Contract Value.

       o   CREDIT RISK

           The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

       o   POLICY IS NOT SUITED FOR SHORT-TERM INVESTMENT

           We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

       o   INCREASE IN CURRENT FEES AND EXPENSES

           Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

                               FUND COMPANY RISKS

       o A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

       o Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

           A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

           There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and, where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES

         CHARGE             WHEN WE DEDUCT THE                               AMOUNT DEDUCTED(1)
                                  CHARGE
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Front-End Sales Expense   Upon receipt of each     Current Charge:        See Chart Below(2)
Charges*                  Premium Payment
                                                   -----------------------------------------------------------------------
                                                   GUARANTEED CHARGE:     IN ALL POLICY YEARS: 12% OF PREMIUM PAYMENTS
                                                                          UP TO THE TARGET PREMIUM AND 8% ON PREMIUM
                                                                          PAYMENTS IN EXCESS OF THE TARGET PREMIUM
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Surrender Charge          When you fully or        Current Charge:        No charge
                          partially surrender
                          your Policy
                                                   -----------------------------------------------------------------------
                                                   GUARANTEED CHARGE:     NO CHARGE
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Transfer Charge           When you transfer Cash   Current Charge:        No charge
                          Value among the
                          Investment Options
                                                   -----------------------------------------------------------------------
                                                   GUARANTEED CHARGE:     UP TO SIX FREE TRANSFERS A YEAR; $10 PER
                                                                          TRANSFER THEREAFTER
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Dollar-Cost Averaging     When you make a          Current Charge:        No charge
(DCA Program)             transfer under the DCA
                          Program
                                                   -----------------------------------------------------------------------
                                                   GUARANTEED CHARGE:     UP TO SIX FREE TRANSFERS A YEAR; $10 PER
                                                                          TRANSFER THEREAFTER(3)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Illustrations             When you request an      Current Charge:        No charge
                          illustration after the
                          Policy is issued
                                                   ------------------------
                                                   GUARANTEED CHARGE:     $15 PER ILLUSTRATION
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------

 * The current and guaranteed charges for the Front-End Sales Expense Charge includes the Premium Tax Charge and the Federal Deferred Acquisition Cost Charge. See "Policy Charges and Deductions" for more information.

 (1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates may vary depending on the age, gender, policy duration and the amount of insurance coverage. This rate may not be representative of the charge that a particular policy owner would pay. To obtain information on the rates/charges that would apply to you, please contact your agent or registered representative.


(2)                                                        SALES EXPENSE CHARGES ON A CURRENT BASIS
                                                ----------------------------------------------------------
                  POLICY YEARS                     UP TO TARGET PREMIUM           ABOVE TARGET PREMIUM
      -------------------------------------     ---------------------------    ---------------------------
                     Year 1                                10%                            6.8%
                     Year 2                                10%                            6.4%
                     Year 3                                 8%                            6.0%
                     Year 4                                 8%                            5.5%
                     Year 5                                 8%                            4.5%
                  Years 6 & 7                               8%                            3.5%
                    Years 8+                               3.5%                           3.5%

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

         CHARGE             WHEN WE DEDUCT THE                               AMOUNT DEDUCTED
                                  CHARGE
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge   Monthly on the           Current Charge:         Rates per $1000 of Insurance Risk for the
(COI) (1)                  Deduction Day                                    First Year of Coverage:
                                                                            Minimum: $0.015319(2)
                                                                            Maximum: $32.8345(3)
                                                    ----------------------------------------------------------------------
                                                    GUARANTEED CHARGE:      RATES PER $1000 OF INSURANCE RISK FOR FIRST
                                                                            YEAR OF COVERAGE:
                                                                            MINIMUM: $0.0884(4)
                                                                            MAXIMUM: $45.0595(3)
                                                    ----------------------------------------------------------------------
                                                    Sample Charge for a     Rates per $1000 of Insurance Risk for First
                                                    45 year-old             Year of Coverage:
                                                    non-smoking male        Current: $0.0720
                                                    (guaranteed issue)      Guaranteed: $0.3950
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Policy Administrative      Monthly on the           Current Charge:         $5.00
Expense Charges            Deduction Date
                                                    ----------------------------------------------------------------------
                                                    GUARANTEED CHARGE:      $10.00
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Mortality and Expense      Daily from the unloaned  Current Charge:         0.20% on an annual basis of the amounts in
Risk                       portion of the Contract                          the Investment Options for Policy Years 1-25
(M&E) Charge               Value interested in the                          and 0.05% thereafter
                           Separate Account
                                                    ----------------------------------------------------------------------
                                                    GUARANTEED CHARGE:      0.75% ON AN ANNUAL BASIS FOR ALL POLICY YEARS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Monthly Sales              Monthly for the first    Current Charge:         The monthly rate per thousand is equal to:
Expense Charge             twenty (20) Policy                               $0.10 times the percentage of initial base
                           Years and for 20 Policy                          Stated Amount. This monthly rate is applied
                           Years following an                               to the greater of (1) and (2) where (1) is
                           increase in the Stated                           equal to 6 times the first year premium and
                           Amount on the Deduction                          (2) is equal to the lesser of (a) and (b)
                           Date from unloaned                               where: (a) is equal to the initial total
                           portion of the Contract                          death benefit and (b) is equal to the
                           Value                                            product of: (i) initial total death benefit;
                                                                            (ii) the target premium factor per thousand
                                                                            (see Appendix B); (iii) 2%.
                                                    ----------------------------------------------------------------------
                                                    GUARANTEED CHARGE:      SAME AS CURRENT CHARGE.
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Cost of Policy Loans(5)    In arrears, at the end   Current Charge:         0.60% on an annual basis of the loan amount
                           of each Policy Year                              for the first ten (10) Policy Years, 0.50%
                           from the Loan Account                            for Policy Years eleven (11) through twenty
                                                                            (20), and 0.15% thereafter.
                                                    ----------------------------------------------------------------------
                                                    GUARANTEED CHARGE:      1.00% ON AN ANNUAL BASIS OF THE LOAN AMOUNT
                                                                            FOR ALL POLICY YEARS
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------

 (1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). The cost of insurance rates listed do not reflect the addition of any "flat extras." Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.

 (2) Sample charge for a 27-year-old female preferred non-smoker (any underwriting class).

 (3) Sample charge for an 80-year-old male fully underwritten as a smoker Table 10.

 (4) Sample charge for a 20-year-old female preferred non-smoker (any underwriting class).

 (5) The Policy Loan cost reflects the difference between the loan interest rate charged and the loan interest rate credited (see the Policy Loans section for more information).

                           CHARGES FOR OPTIONAL RIDERS

         CHARGE             WHEN WE DEDUCT THE                               AMOUNT DEDUCTED
                                  CHARGE
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Insured Term Rider (2        Monthly on the        Current Charge:        Rates per $1000 of Term Insurance Risk for the
parts)                       Deduction Day                                First Year of Coverage:
(1) Cost of Insurance                                                     Minimum: $0.015319(1)
                                                                          Maximum: $32.8345(2)
                                                   -----------------------------------------------------------------------
                                                   GUARANTEED CHARGE:     RATES PER $1000 OF TERM INSURANCE RISK FOR
                                                                          FIRST YEAR OF COVERAGE:
                                                                          MINIMUM: $0.0972(3)
                                                                          MAXIMUM: $49.5654(2)
                                                   -----------------------------------------------------------------------
                                                   Sample Charge for a    Rates per $1000 of Term Insurance Risk for
                                                   45 year-old            First Year of Coverage:
                                                   non-smoking male       Current: $0.0720
                                                   (guaranteed issue)     Guaranteed: $0.3950
                                                   -----------------------------------------------------------------------
Monthly Sales Load                                 Current Charge:        The monthly rate per thousand is equal to:
                                                                          $0.01 times the percentage of initial term
                                                                          Stated Amount. This monthly rate applied to
                                                                          the greater of (1) and (2) where (1) is equal
                                                                          to 6 times the first year premium and (2) is
                                                                          equal to the lesser of (a) and (b) where: (a)
                                                                          is equal to the initial total death benefit,
                                                                          and (b) is equal to the product of: (i)
                                                                          initial total death benefit; (ii) the target
                                                                          premium factor per thousand (see Appendix B);
                                                                          and (iii) 2%.
                                                   -----------------------------------------------------------------------
                                                   GUARANTEED CHARGE:     SAME AS CURRENT CHARGE.
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Cash Value Enhancement       Not applicable        Current Charge:        No Charge
Rider
                                                 -------------------------------------------------------------------------
                                                   GUARANTEED CHARGE:     No Charge
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

-------------

 (1) Sample charge for a 27-year-old female preferred non-smoker (any underwriting class).

 (2) Sample charge for an 80-year-old male fully underwritten as a sub-standard smoker Table 10.

 (3) Sample charge for a 20-year-old female preferred non-smoker (any underwriting class).


                            FUND CHARGES AND EXPENSES

The next tables describe the Fund fees and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2004. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2004, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES

                                                                         MINIMUM                        MAXIMUM
                                                                --------------------------     --------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                      0.26%                         43.30%
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses......

FUND FEES AND EXPENSES
(as a percentage of average daily net assets

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE         NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER              ANNUAL
                                 MANAGEMENT       (12B-1)        OTHER     OPERATING     AND/OR EXPENSE         OPERATING
FUND:                                FEE            FEES       EXPENSES     EXPENSES    REIMBURSEMENT(32)       EXPENSES
-----                            ----------     -------------  --------   ------------  ----------------        ----------
Capital Appreciation Fund.....      0.70%            --           0.08%       0.78%             --                --(1)

Dreyfus Stock Index Fund --
Initial Shares................      0.25%            --           0.01%       0.26%             --                0.26%

High Yield Bond Trust.........      0.45%            --           0.18%       0.63%             --                --(2)

Money Market Portfolio........      0.32%            --           0.10%       0.42%             --                --(25)

AIM EQUITY FUNDS, INC.

   EAFE(R) Equity Index Fund --
     Class A Shares+..........      0.45%            --           0.37%       0.82%           0.17%              0.65%(3)

AIM VARIABLE INSURANCE FUNDS

   AIM V.I. International
     Growth Fund -- Series I
     Shares...................      0.74%            --           0.40%       1.14%             --                1.14%(4)

ALLIANCEBERNSTEIN VARIABLE
   PRODUCT SERIES FUND, INC.

   AllianceBernstein Growth
     and Income Portfolio --
     Class B*.................      0.55%          0.25%          0.03%       0.83%             --                0.83%(5)

   AllianceBernstein Large
     Cap Growth Portfolio --
     Class B*+................      0.75%          0.25%          0.05%       1.05%             --                1.05%(5)

AMERICAN FUNDS INSURANCE
   SERIES

   Global Growth Fund -- Class
     2 Shares*................      0.61%          0.25%          0.04%       0.90%             --                --(32)

   Growth Fund -- Class 2
     Shares*..................      0.35%          0.25%          0.01%       0.61%             --                0.61%

   Growth-Income Fund -- Class
     2 Shares*................      0.29%          0.25%          0.02%       0.56%             --                --(32)

CREDIT SUISSE TRUST

   Credit Suisse Trust
     Emerging Market
     Portfolio+...............      1.25%            --           0.44%       1.69%             --                --(6)

DELAWARE VIP TRUST

   Delaware VIP REIT Series --
     Standard Class...........      0.74%            --           0.10%       0.84%             --                0.84%(7)

   Delaware VIP Small Cap
     Value Series -- Standard
     Class....................      0.74%            --           0.09%       0.83%             --                0.83%(7)

DREYFUS VARIABLE INVESTMENT
   FUND

   Dreyfus Variable
     Investment Fund --
     Appreciation Portfolio --
     Initial Shares...........      0.75%            --           0.04%       0.79%             --                0.79%

   Dreyfus Variable
     Investment Fund --
     Developing Leaders
     Portfolio -- Initial
     Shares...................      0.75%            --           0.04%       0.79%             --                0.79%

FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST

   Franklin Small-Mid Cap
     Growth Securities Fund --
     Class 2 Shares*+.........      0.48%          0.25%          0.29%       1.02%           0.03%               0.99%(8)

   Templeton Developing
     Markets Securities Fund
     -- Class 2 Shares*........     1.25%          0.25%          0.29%       1.79%             --                1.79%

   Templeton Foreign
     Securities Fund -- Class
     2 Shares*................      0.68%          0.25%          0.19%       1.12%           0.05%               1.07%(9)

   Templeton Global Asset
     Allocation Fund -- Class
     1 Shares.................      0.61%            --           0.24%       0.85%           0.01%               0.84%(9)

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE         NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER              ANNUAL
                                 MANAGEMENT       (12B-1)        OTHER     OPERATING     AND/OR EXPENSE         OPERATING
FUND:                                FEE            FEES       EXPENSES     EXPENSES    REIMBURSEMENT(32)       EXPENSES
-----                            ----------     -------------  --------   ------------  ----------------        ----------
     Templeton Global Income        0.62%            --           0.16%       0.78%            --                 0.78%(10)
       Securities Fund -- Class
       1 Shares................

     Templeton Growth
       Securities Fund -- Class
       2 Shares*...............     0.79%          0.25%          0.07%       1.11%            --                 1.11%(11)

  GREENWICH STREET SERIES FUND

     Equity Index Portfolio --
       Class I Shares..........     0.31%            --           0.03%       0.34%            --                 0.34%

     Fundamental Value
       Portfolio...............     0.75%            --           0.02%       0.77%            --                 0.77%(12)

  JANUS ASPEN SERIES

     Balanced Portfolio --
       Service Shares*+........     0.55%          0.25%          0.01%       0.81%            --                 0.81%

     Global Technology
       Portfolio -- Service
       Shares*.................     0.64%          0.25%          0.07%       0.96%            --                 0.96%

     Worldwide Growth
       Portfolio -- Service
       Shares*+................     0.60%          0.25%          0.03%       0.88%            --                 0.88%

  LORD ABBETT SERIES FUND, INC.

     Growth and Income
       Portfolio...............     0.50%            --           0.39%       0.89%            --                 0.89%

     Mid-Cap Value Portfolio...     0.75%            --           0.42%       1.17%            --                 1.17%

  PIMCO VARIABLE INSURANCE
     TRUST

     Low Duration Portfolio --
       Administrative Class*...     0.25%          0.15%          0.25%       0.65%            --                 0.65%(13)

     Real Return Portfolio --
       Administrative Class*...     0.25%          0.15%          0.25%       0.65%            --                 0.65%(13)

     Total Return Portfolio --
       Administrative Class*...     0.25%          0.15%          0.25%       0.65%            --                 0.65%(13)

  PIONEER VARIABLE CONTRACTS
     TRUST

     Pioneer Mid Cap Value VCT
       Portfolio -- Class II
       Shares*.................     0.65%          0.25%          0.07%       0.97%            --                 0.97%

  PUTNAM VARIABLE TRUST

     Putnam VT International
       Equity Fund -- Class IB
       Shares*+................     0.75%          0.25%          0.19%       1.19%            --                 1.19%

     Putnam VT Small Cap Value
       Fund -- Class IB Shares*.    0.77%          0.25%          0.10%       1.12%            --                 1.12%

  ROYCE CAPITAL FUND

     Royce Microcap Portfolio..     1.25%            --           0.09%       1.34%            --                 1.34%

     Royce Small Cap Portfolio.     1.00%            --           0.14%       1.14%            --                 1.14%

  SALOMON BROTHERS VARIABLE
     SERIES FUNDS INC.

     All Cap Fund -- Class I....    0.81%            --           0.08%       0.89%            --                 0.89%(14)

     Investors Fund -- Class I..    0.68%            --           0.09%       0.77%            --                 0.77%(15)

     Total Return Fund -- Class
       I.......................     0.78%            --           0.18%       0.96%            --                 0.96%

  SCUDDER INVESTMENT VIT FUNDS

     Small Cap Index Fund --
       Class A Shares..........     0.35%            --           0.13%       0.48%          0.03%                0.45%(16)

  SMITH BARNEY INVESTMENT
     SERIES

     SB Government Portfolio --
       Class A.................     0.59%            --           0.11%       0.70%            --                 0.70%(17)

  THE MERGER FUND VL
     The Merger Fund VL........     1.25%            --          42.05%      43.30%         41.90%                1.40%(18)

                                                DISTRIBUTION
                                                   AND/OR                               CONTRACTUAL FEE         NET TOTAL
                                                  SERVICE                 TOTAL ANNUAL       WAIVER              ANNUAL
                                 MANAGEMENT       (12B-1)        OTHER     OPERATING     AND/OR EXPENSE         OPERATING
FUND:                                FEE            FEES       EXPENSES     EXPENSES    REIMBURSEMENT(32)       EXPENSES
-----                            ----------     -------------  --------   ------------  ----------------        ----------
THE TRAVELERS SERIES TRUST

   Convertible Securities
     Portfolio................      0.60%            --           0.15%       0.75%             --                 --(25)

   Disciplined Mid Cap Stock
     Portfolio................      0.70%            --           0.12%       0.82%             --                 --(25)

   Equity Income Portfolio....      0.73%            --           0.11%       0.84%             --                 --(19)

   Large Cap Portfolio........      0.75%            --           0.11%       0.86%             --                 0.86%(19)

   Managed Allocation Series:
     Aggressive Portfolio.....      0.15%            --           0.26%       0.41%           0.06%                0.35%(20)

   Managed Allocation Series:
     Conservative Portfolio...      0.15%            --           0.26%       0.41%           0.06%                0.35%(20)

   Managed Allocation Series:
     Moderate Portfolio.......      0.15%            --           0.26%       0.41%           0.06%                0.35%(20)

   Managed Allocation Series:
     Moderate-Aggressive
     Portfolio................      0.15%            --           0.26%       0.41%           0.06%                0.35%(20)

   Managed Allocation Series:
     Moderate-Conservative
     Portfolio................      0.15%            --           0.26%       0.41%           0.06%                0.35%(20)

   MFS Mid Cap Growth
     Portfolio................      0.75%            --           0.13%       0.88%             --                 --(21)

   Mondrian International
     Stock Portfolio..........      0.72%            --           0.19%       0.91%             --                 --(22)

   Social Awareness Stock
     Portfolio................      0.61%            --           0.14%       0.75%             --                 --(23)

   Style Focus Series: Small
     Cap Growth Portfolio.....      0.85%            --           0.43%       1.28%           0.18%                1.10%(24)

   Travelers Quality Bond
     Portfolio................      0.32%            --           0.12%       0.44%             --                 --(25)

   U.S. Government Securities
     Portfolio................      0.32%            --           0.11%       0.43%             --                 --(25)

THE UNIVERSAL INSTITUTIONAL
   FUNDS, INC.

   Emerging Markets Equity
     Portfolio, Class I.......      1.25%            --           0.46%       1.71%             --                 --(32)

TRAVELERS SERIES FUND INC.

   AIM Capital Appreciation
     Portfolio................      0.80%            --           0.05%       0.85%             --                 0.85%

   MFS Total Return Portfolio.      0.77%            --           0.02%       0.79%             --                 0.79%(26)

   Smith Barney Aggressive
     Growth Portfolio.........      0.80%            --           0.02%       0.82%             --                 0.82%(27)

   Smith Barney Large
     Capitalization Growth
     Portfolio................      0.75%            --           0.03%       0.78%             --                 0.78%(28)

   Strategic Equity Portfolio.      0.80%            --           0.05%       0.85%             --                 0.85%

   Van Kampen Enterprise
     Portfolio+...............      0.70%            --           0.10%       0.80%             --                 0.80%

VARIABLE INSURANCE PRODUCTS
   FUND

   Contrafund(R) Portfolio --
     Service Class 2*.........      0.57%          0.25%          0.11%       0.93%             --                 --(29)

   Mid Cap Portfolio --
     Service Class 2*.........      0.57%          0.25%          0.14%       0.96%             --                 --(30)

   Overseas Portfolio --
     Service Class 2*.........      0.72%          0.25%          0.19%       1.16%             --                 --(31)

--------------
 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).
 +     Closed to new investors.

NOTES

(1) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.70% on first $1.5 billion of net assets and 0.65% on assets in excess of $1.5 billion. The Fund has a voluntary expense cap of 1.25%.

(2) Management fee is based on 0.50% on first $50 million of net assets; 0.40% on the next $100 million; 0.30% on the next $100 million and 0.25% on assets in excess of $250 million. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(3) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.65% for Class A shares. The Board of Scudder VIT EAFE Equity Index Fund (the "Fund") has approved the termination and liquidation of the Fund effective on or about July 25, 2005 (the "Liquidation Date"). Therefore, as of the Liquidation Date the Fund will no longer be available as a Variable Funding Option under your Contract. Prior to the Liquidation Date, Contract Owners may transfer any Contract Value from the Fund to one or more of the other Variable Funding Options available in the Contract. At the time of liquidation, any Contract Value in the Fund will be automatically transferred to the Money Market option in your Contract. At that point, Contract Owners may leave their Contract Values in the Money Market option or reallocate it to any of the other Variable Funding Options available in the Contract.

(4) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily nets assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.

(5) Expense information restated to reflect a reduction in advisory fees effective September 7, 2004.

(6) Fee waivers and or expense reimbursements reduced expenses for the Portfolio, without which the performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(7) The investment advisor for the Delaware VIP REIT Series and the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2005, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion million, all per year.

(8) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% through May 1, 2006 of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% through May 1, 2006. The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Board and an order of the Securities and Exchange Commission.

(9) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Board and an order of the Securities and Exchange Commission.

(10) The Fund administration fee is paid indirectly through the management fee.

(11) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% through May 1, 2006 of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% through May 1, 2006.

(12) Effective August 1, 2004, the management fee (including the administration fee), was reduced from 0.75% to the following breakpoints: 0.75% on first $1.5 billion of net assets; 0.70% on next $0.5 billion; 0.65% on next $0.5 billion; 0.60% on the next $1 billion; and 0.50% on net assets in excess of $3.5 billion.

(13) "Other Expenses" reflects a 0.25% administrative fee. PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(14) Effective August 1, 2004, the management fees were reduced from 0.85% to the following breakpoints: First $1.5 billion 0.75%; next $0.5 billion 0.70%; next $0.5 billion 0.65%; next $1 billion 0.60%; over $3.5 billion 0.50%.

(15) Effective August 1, 2004, the management fees were reduced from 0.70% to the following breakpoints: First $350 million 0.65%; next $150 million 0.55%; next $250 million 0.53%; next $250 million 0.50%; over $1 billion 0.45%.

(16) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 0.45% for Class A shares.

(17) Effective September 1, 2004, the management fees were reduced from 0.75% to the following breakpoints: First $2 billion 0.55%; next $2 billion 0.50%; next $2 billion 0.45%; next $2 billion 0.40%; over $8 billion 0.35%.

(18) The Adviser has agreed to reduce its fees and reimburse The Merger Fund VL to the extent total annualized expenses exceed 1.40% of average daily net assets. The agreement expires July 1, 2013. The agreement permits the Adviser to recover the expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund's operating expenses, excluding dividends on short positions and interst expense, to exceed the cap on expenses.

(19) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.75% on first $250 million of net assets; 0.70% on the next $500 million and 0.65% on assets in excess of $2 billion. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company. The expense information in the table has been restated to reflect the current fee schedule.

(20) The figures shown above do not include the Funds' share of Underlying Fund expenses. Because the Underlying Funds that each Fund invests in will vary, as will the proportion of each Fund's assets invested in each Underlying Fund, it is not possible to determine precisely the amount of Underlying Fund expenses that will be borne by the Funds. However, the total annual operating expenses of the Underlying Funds range from 0.40% to 1.10%, so the Underlying Funds expenses borne by the Funds will be somewhere in that range. The Funds have a contractual expense cap of 0.35% that continues to May 1, 2006. Other Expenses are estimates and include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

(21) Effective February 25, 2005, the investment advisory fee was revised to the following breakpoints: For the first $500 million of average daily net assets the advisory fee is 0.7775%; the next $300 million 0.7525%; the next $600 million 0.7275%; the next $1 billion 0.7025%; over $2.5 billion 0.625%. Also effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS; and (3) another portfolio of the Travelers Series Fund that is subadvised by MFS, are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule. Between February 25, 2004 and February 24, 2005 the investment advisory fee was as follows: for the first $600 million of average daily net assets the advisor fee is 0.800%; the next $300 million 0.775%; the next $600 million 0.750%; the next $1 billion 0.725%; over $2.5 billion 0.675%. Previous to September 1, 2004 the fee was an annual rate of 0.80%. Other expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(22) Effective May 1, 2005, the investment advisory fee is revised to the following schedule: 0.775% on the first $100 million in assets and 0.65% on assets in excess of $100 million. The expense information in the table has been restated to reflect the current fee schedule. Between September 1, 2004 and May 1, 2005, the investment advisory fee was as follows: 0.825% on the first $100 million of assets, 0.775% on the next $400 million of assets, 0.725% on the next $500 million, and 0.700% on assets in excess of $1 billion. Previous to September 1, 2004, the investment advisory fee was an annual rate of 0.825%.

(23) Management fee is based on 0.65% on first $50 million of net assets; 0.55% on the next $50 million; 0.45% on the next $100 million and 0.40% on assets in excess of $200 million. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(24) The Fund has a contractual expense cap of 1.10% that continues to May 1, 2006. Other expenses are estimates and include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

(25) Other expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(26) Effective November 1, 2004, the advisory fee was reduced from 0.80% to the following breakpoints: 0.80% on first $600 million of net assets; 0.775% on next $300 million; 0.75% on next $600 million; 0.725% on next $1 billion and 0.675% in excess of $2.5 billion. Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule.

(27) Effective July 1, 2004, the advisory fee was reduced from 0.80% to the following breakpoints: 0.80% on first $5 billion of net assets; 0.775% on next $2.5 billion; 0.75% on next $2.5 billion and 0.70% in excess of $10 billion.

(28) Effective July 1, 2004, the management fee was reduced from 0.75% to the following breakpoints: 0.75% on the first $5 billion of net assets; 0.725% on the next $2.5 billion; 0.70% on the next $2.5 billion and 0.65% on assets in excess of $10 billion.

(29) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91%. These offsets may be discontinued at any time.

(30) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93%. These offsets may be discontinued at any time.

(31) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 1.13%. These offsets may be discontinued at any time.

(32) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for underlying funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the underlying fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the underlying fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                                  VOLUNTARY FEE
                                                                                  WAIVER AND/OR
                                                                                     EXPENSE             NET TOTAL ANNUAL
      FUND                                                                        REIMBURSEMENT         OPERATING EXPENSES
                                                                               --------------------    ----------------------
      Capital Appreciation Fund..........................................             0.01%                    0.77%
      High Yield Bond Trust..............................................             0.03%                    0.60%
      Money Market Portfolio.............................................             0.02%                    0.40%
      Global Growth Fund -- Class 2 Shares...............................             0.01%                    0.89%
      Growth-Income Fund -- Class 2 Shares...............................             0.01%                    0.55%
      Credit Suisse Trust Emerging Market Portfolio......................             0.29%                    1.40%
      Convertible Securities Portfolio...................................             0.01%                    0.74%
      Disciplined Mid Cap Stock Portfolio................................             0.02%                    0.80%

                                                                                  VOLUNTARY FEE
                                                                                  WAIVER AND/OR
                                                                                     EXPENSE             NET TOTAL ANNUAL
      FUND                                                                        REIMBURSEMENT         OPERATING EXPENSES
                                                                               --------------------    ----------------------
      Equity Income Portfolio............................................             0.01%                    0.83%
      MFS Mid Cap Growth Portfolio.......................................             0.02%                    0.86%
      Mondrian International Stock Portfolio.............................             0.02%                    0.89%
      Social Awareness Stock Portfolio...................................             0.04%                    0.71%
      Travelers Quality Bond Portfolio...................................             0.02%                    0.42%
      U.S. Government Securities Portfolio...............................             0.01%                    0.42%
      Emerging Markets Equity Portfolio, Class I.........................             0.06%                    1.65%
      Contrafund(R) Portfolio -- Service Class 2.........................             0.02%                    0.91%
      Mid Cap Portfolio -- Service Class 2...............................             0.03%                    0.93%
      Overseas Portfolio -- Service Class 2..............................             0.04%                    1.12%

                  DESCRIPTION OF THE COMPANY, SEPARATE ACCOUNT
                                    AND FUNDS

                              THE INSURANCE COMPANY

THE TRAVELERS INSURANCE COMPANY is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415. The Company is subject to Connecticut law governing insurance companies and is regulated by the Connecticut Commissioner of Insurance. The Company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance policies, as well as to various federal and state securities laws and regulations.

On January 31, 2005, Citigroup Inc. announced that it has agreed to sell its life insurance and annuity businesses to MetLife, Inc. The proposed sale would include the Company. The proposed sale would also include the Company's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, the Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable contract, and the Company will remain fully responsible for its contractual obligations to variable life insurance contract owners.

                 THE SEPARATE ACCOUNT AND ITS INVESTMENT OPTIONS

Under Connecticut law, The Travelers Insurance Company sponsors a separate account: The Travelers Fund UL III for Variable Life Insurance (FUND UL III). Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium Payments that you invest in the Investment Options are deposited in Fund UL III. The income, gains, and losses are credited to, or charged against Fund UL III without regard to the income, gains or losses from any other Investment Option or from any other business of the Company.

The Travelers Fund UL III for Variable Life Insurance was established on January 15, 1999 under the laws of Connecticut and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account."

Fund UL III is divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. Fund UL III purchases shares of the Funds at net asset value (i.e., without a sales charge) and receives all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund. Finally, the assets of Fund UL III may not be used to pay any liabilities of the Company other than those arising from the Policies, and the Company is obligated to pay all amounts promised to Policy Owners under the Policy.

                                    THE FUNDS

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund, and Policy Owners should not compare the two.

The Funds offered through this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure and brand recognition, performance and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Fund or an affiliate of the Fund will compensate the Company and/or the Company's affiliated principal underwriter of the Policies, Travelers Distribution LLC ("TDLLC"), for providing administrative, marketing and support services that would otherwise be provided by the Fund, the Fund's investment adviser or its distributor.

Each Fund is reviewed periodically after having been selected. Upon review, the Company may remove a Fund or restrict allocation of additional Premium Payments to a Fund if the Company determines the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant Policy assets.

In addition, if any of the Funds become unavailable, or if we believe that further investment in a Fund is inappropriate for the purposes of the Policy, we may substitute another Investment Option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new Investment Options available.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the Policies. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Fund allocated to the Investment Options under the Policy or other contracts offered by the Company. The amount of the fee that a Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Fund. Aggregate fees relating to the different Funds may be as much as 0.65% of the average net assets of a Fund attributable to the relevant policies. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees ("12b-1 fees") that are deducted from a Fund's assets as part of its Total Annual Operating Expenses.

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-877-942-2654 OR THROUGH YOUR REGISTERED REPRESENTATIVE. We do not guarantee the investment results of the Funds.

                                                         INVESTMENT                                INVESTMENT
                 FUND                                     OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
CAPITAL APPRECIATION FUND                  Seeks growth of capital. The Fund           Travelers Asset Management
                                           normally invests in equity securities       International Company LLC
                                           of issuers of any size and in any           ("TAMIC")
                                           industry.                                   Subadviser: Janus Capital Corp.
                                                                                       ("Janus")

DREYFUS STOCK INDEX FUND -- INITIAL        Seeks to match the total return of the      The Dreyfus Corporation
SHARES                                     S&P 500 Index. The Fund normally            Subadviser: Mellon Equity
                                           invests in all 500 stocks in the S&P        Associates
                                           500 in proportion to their weighting
                                           in the index.

HIGH YIELD BOND TRUST                      Seeks high current income. The Fund         TAMIC
                                           normally invests in below
                                           investment-grade bonds and debt
                                           securities.

MONEY MARKET PORTFOLIO                     Seeks high current return with              TAMIC
                                           preservation of capital and liquidity.
                                           The Fund normally invests in
                                           high-quality short term money market
                                           instruments.

AIM EQUITY FUNDS, INC.

   EAFE(R) Equity Index Fund -- Class A    Seeks to replicate, before expenses,        Deutsche Asset Management, Inc
     Shares+                               the performance of the Morgan Stanley       ("Deutsche")
                                           Capital International EAFE Index,           Subadviser: Northern Trust
                                           which emphasizes stocks of companies        Investments, Inc.
                                           in Europe, Australia and the Far East.
                                           The Fund normally invests in stocks
                                           and related securities that are
                                           representative of the EAFE Index as a
                                           whole.

AIM VARIABLE INSURANCE FUNDS

   AIM V.I. International Growth Fund      Seeks to provide long-term growth of        A I M Advisors, Inc.
     -- Series I Shares                    capital. The Fund invests in a
                                           diversified portfolio of
                                           international equity securities whose
                                           issuers are considered to have strong
                                           earnings momentum.

ALLIANCEBERNSTEIN VARIABLE PRODUCT
   SERIES FUND, INC.

   AllianceBernstein Growth and            Seeks reasonable current income             Alliance Capital Management L.P.
     Income Portfolio -- Class B           opportunity for appreciation through
                                           investments primarily in
                                           dividend-paying common stocks of good
                                           quality companies.

   AllianceBernstein Large Cap Growth      Seeks growth of capital by pursuing         Alliance Capital Management L.P.
     Portfolio -- Class B+                 aggressive investment policies.

AMERICAN FUNDS INSURANCE SERIES

   Global Growth Fund -- Class 2 Shares    Seeks capital appreciation. The Fund        Capital Research and Management
                                           normally invests in common stocks of        Co. ("CRM")
                                           companies located around the world.

   Growth Fund -- Class 2 Shares           Seeks capital appreciation. The Fund        CRM
                                           normally invests in common stocks of
                                           companies that appear to offer
                                           superior opportunities for growth of
                                           capital.

   Growth-Income Fund -- Class 2 Shares    Seeks capital appreciation and income.      CRM
                                           The Fund normally invests in common
                                           stocks or other securities that
                                           demonstrate the potential for
                                           appreciation and/or dividends.

CREDIT SUISSE TRUST

   Credit Suisse Trust Emerging            Seeks long term growth of capital. The      Credit Suisse Asset Management,
     Market Portfolio+                     Fund normally invests in equity             LLC
                                           securities of companies located in, or      Subadviser: Credit Suisse Asset
                                           conducting a majority of their              Management Limited (U.K.),
                                           business, in emerging markets.              (Australia)

                                                         INVESTMENT                                INVESTMENT
                 FUND                                     OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
DELAWARE VIP TRUST

   Delaware VIP REIT Series --             Seeks to achieve maximum long term          Delaware Management Company
     Standard Class                        total return with capital appreciation      ("Delaware")
                                           as a secondary objective. The Fund
                                           normally invests in companies that
                                           manage a portfolio of real estate to
                                           earn profits for shareholders
                                           (REITS).

   Delaware VIP Small Cap Value            Seeks capital appreciation. The Fund        Delaware
     Series -- Standard Class              normally invests in securities of
                                           small capitalization companies.

DREYFUS VARIABLE INVESTMENT FUND

   Dreyfus Variable Investment Fund --     Seeks long term capital growth              The Dreyfus Corporation
     Appreciation Portfolio -- Initial     consistent with the preservation of         ("Dreyfus")
     Shares                                capital. Current income is a secondary      Subadviser: Fayez Sarofim & Co.
                                           objective. The Fund normally invests
                                           in common stocks of established
                                           companies.

   Dreyfus Variable Investment Fund --     Seeks to maximize capital                   Dreyfus
     Developing Leaders Portfolio --       appreciation. The Fund normally
     Initial Shares                        invests in companies with market
                                           capitalizations of less than $2
                                           billion at the time of purchase.

FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST

   Franklin Small-Mid Cap Growth           Seeks long-term capital growth. The         Franklin Advisers, Inc.
     Securities Fund -- Class 2 Shares+    Fund normally invests at least 80% of
                                           its net assets in investments of small
                                           capitalization and mid capitalization
                                           companies.

   Templeton Developing Markets            Seeks long-term capital appreciation.       Templeton Asset Management Ltd.
     Securities Fund -- Class 2 Shares     The Fund normally invests at least 80%
                                           of its net assets in the emerging
                                           market investments, and invests
                                           primarily to predominantly in equity
                                           securities.

   Templeton Foreign Securities Fund       Seeks long-term capital growth. The         Templeton Investment Counsel, LLC
     -- Class 2 Shares                     Fund normally invests at least 80% of
                                           its net assets in investments of
                                           issuers located outside of the U.S.,
                                           including those in emerging markets.

   Templeton Global Asset Allocation       Seeks high total return. The Fund           Templeton Investment Counsel, LLC
     Fund -- Class 1 Shares                normally invests in equity securities
                                           of companies in any country, debt
                                           securities of companies and
                                           governments of any country, and in
                                           money market instruments. The Fund
                                           invests substantially to primarily in
                                           equity securities.

   Templeton Global Income Securities      Seeks high current income, consistent       Franklin Advisers, Inc.
     Fund -- Class 1 Shares                with preservation of capital. Capital
                                           appreciation is a secondary
                                           consideration. The Fund normally
                                           invests mainly in debt securities of
                                           governments and their political
                                           subdivisions and agencies,
                                           supranational organizations, and
                                           companies located anywhere in the
                                           world, including emerging markets.

   Templeton Growth Securities Fund --     Seeks long-term capital growth. The         Templeton Global Advisors Limited
     Class 2 Shares                        Fund normally invests in equity
                                           securities of companies located
                                           anywhere in the world, including the
                                           U.S. and emerging markets.

GREENWICH STREET SERIES FUND

   Equity Index Portfolio -- Class I       Seeks investment results that, before       TIMCO
     Shares                                expenses, correspond to the price and
                                           yield performance of the S&P 500
                                           Index. The Fund normally invests in
                                           equity securities, or other
                                           investments with similar economic
                                           characteristics that are included in
                                           the S&P 500 Index.

   Fundamental Value Portfolio             Seeks long-term capital growth.             Smith Barney Fund Management LLC
                                           Current income is a secondary               ("SBFM")
                                           consideration. The Fund normally
                                           invests in common stocks, and common
                                           stock equivalents of companies, the
                                           manager believes are undervalued.

                                                         INVESTMENT                                INVESTMENT
                 FUND                                     OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
JANUS ASPEN SERIES

   Balanced Portfolio -- Service           Seeks long term capital growth,             Janus Capital
     Shares+                               consistent with preservation of
                                           capital and balanced by current
                                           income. The Fund normally invests in
                                           common stocks selected for their
                                           growth potential and other securities
                                           selected for their income potential.

   Global Technology Portfolio --          Seeks long-term growth of capital. The      Janus Capital
     Service Shares                        Fund normally invests in securities of
                                           companies that are expected to benefit
                                           from advances or improvements in
                                           technology.

   Worldwide Growth Portfolio --           Seeks growth of capital in a manner         Janus Capital
     Service Shares+                       consistent with the preservation of
                                           capital. The Fund normally invests in
                                           the common stocks of companies of any
                                           size throughout the world.

LORD ABBETT SERIES FUND, INC.

   Growth and Income Portfolio             Seeks long-term growth of capital and       Lord Abbett & Co.
                                           income without excessive fluctuations
                                           in market value. The Fund primarily
                                           invests in equity securities of large,
                                           seasoned, U.S. and multinational
                                           companies believed to be undervalued.

   Mid-Cap Value Portfolio                 Seeks capital appreciation. The Fund        Lord Abbett & Co.
                                           normally invests primarily in equity
                                           securities, which are believed to be
                                           undervalued in the marketplace.

PIMCO VARIABLE INSURANCE TRUST

   Low Duration Portfolio --               Seeks maximum total return, consistent      Pacific Investment Management
     Administrative Class                  with preservation of capital and            Company LLC
                                           prudent investment management.

   Real Return Portfolio --                Seeks maximum real return, consistent       Pacific Investment Management
     Administrative Class                  with preservation of real capital and       Company LLC
                                           prudent investment management.

   Total Return Portfolio --               Seeks maximum total return, consistent      Pacific Investment Management
     Administrative Class                  with preservation of capital and            Company LLC
                                           prudent investment management. The
                                           Fund normally invests in intermediate
                                           maturity fixed income securities.

PIONEER VARIABLE CONTRACTS TRUST

   Pioneer Mid Cap Value VCT               Seeks capital appreciation. The Fund        Pioneer Investment Management,
     Portfolio -- Class II Shares          normally invests in the equity              Inc.
                                           securities of mid-size companies.

PUTNAM VARIABLE TRUST

   Putnam VT International Equity          Seeks capital appreciation. The Fund        Putnam Investment Management
     Fund -- Class IB Shares+              invests mainly in common stocks of
                                           companies outside the United States
                                           that Putnam Management believes have
                                           investment potential.

   Putnam VT Small Cap Value Fund --       Seeks capital appreciation. The Fund        Putnam Investment Management
     Class IB Shares                       invests mainly in common stocks of
                                           U.S. companies, with a focus on value
                                           stocks. Value stocks are those that
                                           Putnam Management believes are
                                           currently undervalued by the market.

                                                         INVESTMENT                                INVESTMENT
                 FUND                                     OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------    -----------------------------------
ROYCE CAPITAL FUND

   Royce Microcap Portfolio                Seeks long-term growth of capital. The      Royce & Associates, LLC
                                           Fund invests in a broadly diversified
                                           portfolio of equity securities issued
                                           by micro-cap companies.

   Royce Small Cap Portfolio               Seeks long-term growth of capital. The      Royce & Associates, LLC
                                           Fund invests in equity securities of
                                           small companies.

SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.

   All Cap Fund -- Class I                 Seeks capital appreciation. The Fund        Salomon Brothers Asset
                                           normally invests in common stocks and       Management, Inc. ("SBAM")
                                           their equivalents of companies the
                                           manager believes are undervalued in
                                           the marketplace.

   Investors Fund -- Class I               Seeks long term growth of capital.          SBAM
                                           Secondarily seeks current income. The
                                           Fund normally invests in common stocks
                                           of established companies.

   Total Return Fund -- Class I            Seeks above average income (compared        SBAM
                                           to a portfolio invested entirely in
                                           equity securities). Secondarily seeks
                                           growth of capital and income. The Fund
                                           normally invests in a broad range of
                                           equity and fixed-income securities of
                                           U.S. and foreign issuers.

SCUDDER INVESTMENT VIT FUNDS

   Small Cap Index Fund -- Class A         Seeks to replicate, before expenses,        Deutsche Asset Management, Inc.
     Shares                                the performance of the Russell 2000         Subadviser: Northern Trust
                                           Small Stock Index, which emphasizes         Investments, Inc.
                                           stocks of small U.S. companies. The
                                           Fund normally invests in stocks and
                                           other securities that are
                                           representative of the Russell 2000
                                           Index as a whole.

SMITH BARNEY INVESTMENT SERIES

   SB Government Portfolio -- Class A      Seeks high current return consistent        SBFM
                                           with preservation of capital. The Fund
                                           normally invests in debt securities
                                           issued or guaranteed by the U.S.
                                           government, its agencies or
                                           instrumentalities.

THE MERGER FUND VL

   The Merger Fund VL                      Seeks capital growth by engaging in         Westchester Capital Management,
                                           merger arbitrage. The Fund will             Inc.
                                           normally invest in the equity
                                           securities of companies that are
                                           involved in publicly announced
                                           mergers, takeovers, tender offers,
                                           leveraged buyouts, spin-offs,
                                           liquidations and other corporate
                                           reorganizations. Merger arbitrage is a
                                           highly specialized investment approach
                                           generally designed to profit from the
                                           successful completion of such
                                           transactions.

THE TRAVELERS SERIES TRUST

   Convertible Securities Portfolio        Seeks current income and capital            TAMIC
                                           appreciation. The Fund normally
                                           invests in convertible securities.

   Disciplined Mid Cap Stock Portfolio     Seeks growth of capital. The Fund           TAMIC
                                           normally invests in the equity              Subadviser:
                                           securities of companies with                TIMCO
                                           mid-size market capitalizations.


                                                         INVESTMENT                               INVESTMENT
                 FUND                                     OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   -----------------------------------
   Equity Income Portfolio                 Seeks reasonable income by investing       TAMIC
                                           primarily in income producing equity       Subadviser: Fidelity Management &
                                           securities. In choosing these              Research Company ("FMR")
                                           securities, the fund will also
                                           consider the potential for capital
                                           appreciation. The fund's goal is to
                                           achieve a yield which exceeds the
                                           composite yield on the securities
                                           compromising the S&P 500.

   Large Cap Portfolio                     Seeks long term growth of capital. The     TAMIC
                                           Fund normally invests in the               Subadviser: FMR
                                           securities of companies with large
                                           market capitalizations.

   Managed Allocation Series:              Seeks long-term growth of capital. The     TAMIC
     Aggressive Portfolio                  Fund normally invests in other             Subadviser: Deutsche Investment
                                           investment companies ("Underlying          Management Americas Inc. ("DIMA")
                                           Funds") that invest primarily in
                                           equity securities.

   Managed Allocation Series:              Seeks a high level of current income       TAMIC
     Conservative Portfolio                with some consideration given to           Subadviser: DIMA
                                           growth of capital. The Fund normally
                                           invests in other investment companies
                                           ("Underlying Funds") that invest in
                                           both equity and debt securities.

   Managed Allocation Series:              Seeks a balance between a high level       TAMIC
     Moderate Portfolio                    of current income and growth of            Subadviser: DIMA
                                           capital, with a greater emphasis on
                                           growth of capital. The Fund normally
                                           invests in other investment companies
                                           ("Underlying Funds") that invest in
                                           both equity and debt securities.

   Managed Allocation Series:              Seeks long-term growth of capital. The     TAMIC
     Moderate-Aggressive Portfolio         Fund normally invests in other             Subadviser: DIMA
                                           investment companies ("Underlying
                                           Funds") that invest in both equity
                                           and debt securities.

   Managed Allocation Series:              Seeks a balance between a high level       TAMIC
     Moderate-Conservative Portfolio       of current income and growth of            Subadviser: DIMA
                                           capital, with a greater emphasis on
                                           income. The Fund normally invests in
                                           other investment companies
                                           ("Underlying Funds") that invest in
                                           both equity and debt securities.

   MFS Mid Cap Growth Portfolio            Seeks long term growth of capital. The     TAMIC
                                           Fund normally invests in equity            Subadviser: MFS
                                           securities of companies with medium
                                           market capitalization.

   Mondrian International Stock            Seeks capital appreciation. The Fund       TAMIC
     Portfolio                             normally invests in equity securities      Subadviser: Mondrian Investment
                                           of relatively large non-U.S. companies.    Partners Ltd.

   Social                                  Awareness Stock Portfolio Seeks long
                                           term capital appreciation SBFM and
                                           retention of net investment income.
                                           The Fund normally invests in equity
                                           securities of large and mid-size
                                           companies that meet certain
                                           investment and social criteria.

   Style Focus Series: Small Cap           Seeks capital appreciation. The Fund       TAMIC
     Growth Portfolio                      normally invests in common stocks and      Subadviser: Mondrian Investment
                                           other equity securities of small U.S.      Partners Ltd.
                                           companies.

   Travelers                               Quality Bond Portfolio Seeks current
                                           income and total return TAMIC with
                                           moderate capital volatility. The Fund
                                           normally invests in investment-grade
                                           bonds and debt securities.

   U.S. Government Securities              Seeks current income, total return and     TAMIC
     Portfolio high credit quality.        The Fund normally invests in
                                           securities issued or guaranteed by
                                           the U.S. Government, its agencies or
                                           instrumentalities.

THE UNIVERSAL INSTITUTIONAL FUNDS,
   INC.

   Emerging Markets Equity Portfolio,      Seeks long-term capital appreciation.      Morgan Stanley
     Class I                               The Fund normally invests in
                                           growth-oriented equity securities of
                                           issuers in emerging market countries.

                                                         INVESTMENT                               INVESTMENT
                 FUND                                     OBJECTIVE                           ADVISER/SUBADVISER
---------------------------------------    ----------------------------------------   -----------------------------------
TRAVELERS SERIES FUND INC.

   AIM Capital Appreciation Portfolio      Seeks capital appreciation. The Fund       Travelers Investment Adviser Inc.
                                           normally invests in common stocks of       ("TIA")
                                           companies that are likely to benefit       Subadviser: AIM Capital Management
                                           from new products, services or             Inc.
                                           processes or have experienced
                                           above-average earnings growth.

   MFS Total Return Portfolio              Seeks above average income consistent      TIA
                                           with the prudent employment of             Subadviser: MFS
                                           capital. Secondarily, seeks growth of
                                           capital and income. The Fund normally
                                           invests in a broad range of equity and
                                           fixed-income securities of both U.S.
                                           and foreign issuers.

   Smith Barney Aggressive Growth          Seeks long-term capital appreciation.      SBFM
     Portfolio                             The Fund normally invests in common
                                           stocks of companies that are
                                           experiencing, or are expected to
                                           experience, growth in earnings that
                                           exceeds the average rate earnings
                                           growth of the companies comprising
                                           the S&P 500 Index.

   Smith Barney Large Capitalization       Seeks long term growth of capital. The     SBFM
     Growth Portfolio                      Fund normally invests in equities, or
                                           similar securities, of companies with
                                           large market capitalizations.

   Strategic Equity Portfolio              Seeks capital appreciation. The Fund       TIA
                                           normally invests in U.S. and foreign       Subadviser: FMR
                                           equity securities.

   Van Kampen Enterprise Portfolio+        Seeks capital appreciation. The Fund       TIA
                                           normally invests in common stocks of       Subadviser: Van Kampen Asset
                                           growth companies.                          Management Inc.

VARIABLE INSURANCE PRODUCTS FUND

   Contrafund(R) Portfolio -- Service      Seeks long-term capital appreciation       FMR
     Class 2                               by investing in common stocks of
                                           companies whose value Fidelity
                                           Management & Research Co. believes is
                                           not fully recognized by the public.

   Mid Cap Portfolio -- Service Class 2    Seeks long-term growth of capital by       FMR
                                           investing in common stocks of
                                           companies with medium market
                                           capitalizations.

   Overseas Portfolio -- Service           Seeks long-term growth of capital by       FMR
     Class 2                               investing in non-U.S. common stocks.

--------------
 +     Closed to new investors.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual or semi-annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to qualified plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT
                      (may not be available in all states)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the General Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Contract Value to the Fixed Account subject to certain restrictions (see "Transfers"). We credit the portion of Contract Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Contract Value. The Fixed Account will not share in the investment performance of our General Account. See the Transfers section for restrictions on transfers into and out of the Fixed Account.

                          POLICY CHARGES AND DEDUCTIONS

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

       o the ability for you to make withdrawals and surrenders under the Policies

       o   the ability for you to obtain a loan under the Policies

       o   the Death Benefit paid on the death of the Insured

       o making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing)

       o administration of the various elective options available under the Policies, and

       o   the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

       o expenses associated with underwriting applications and increases in the Stated Amount

       o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies

       o sales and marketing expenses including commission payments to your sales agent, and

       o   other costs of doing business.

RISKS we assume include:

       o that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected, and

       o that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

       o FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge from each Premium Payment received. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent. The Sales Expense Charge is summarized in the chart below.

                                             SALES EXPENSE CHARGES ON A CURRENT            SALES EXPENSE CHARGES ON A
                                                            BASIS                               GUARANTEED BASIS
                                            --------------------------------------    --------------------------------------
                   POLICY YEARS               UP TO TARGET         ABOVE TARGET         UP TO TARGET         ABOVE TARGET
                                                PREMIUM              PREMIUM              PREMIUM              PREMIUM
                -------------------         -----------------    -----------------    -----------------    -----------------
                      Year 1                      10%                  6.8%                 12%                   8%
                      Year 2                      10%                  6.4%                 12%                   8%
                      Year 3                       8%                  6.0%                 12%                   8%
                      Year 4                       8%                  5.5%                 12%                   8%
                      Year 5                       8%                  4.5%                 12%                   8%
                   Years 6 & 7                     8%                  3.5%                 12%                   8%
                     Years 8+                     3.5%                 3.5%                 12%                   8%

Currently, 2.25% of the Sales Expense Charge is designed to compensate the Company for STATE PREMIUM TAXES owed by the Company associated with the receipt of Premium Payments, which cost is borne by the Policy Owner. These taxes vary from state to state and currently range from 0.75% to 3.50%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction. Likewise, 1.25% of the Sales Expense Charge is designed to compensate us for FEDERAL TAXES (federal deferred acquisition cost charge) associated with the receipt of Premium Payments, which cost is borne by the Policy Owner.

                         CHARGES AGAINST CONTRACT VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account. We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge, (3) Monthly Sales Expense Charge and (4) charges for any Riders. These are described below.

       o COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the life insurance protection (Coverage Amount) we provide you. THE COVERAGE AMOUNT IS EQUAL TO THE AMOUNT INSURED LESS THE CONTRACT VALUE. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the amount of life insurance coverage; (2) the Contract Value of your Policy on the date of the deduction; and (3) the current cost per dollar for insurance coverage.

       o There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissions Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.

       o The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured as well as the method of underwriting we use in connection with processing your application for a Policy (See "Applying for a Policy.") The current rates are less than or equal to the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency.

           Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for Insureds of the same age, sex, duration and rate class.

       o POLICY ADMINISTRATIVE EXPENSE CHARGE: A $5.00 fee. Guaranteed not to exceed $10.00 per month.

       o MONTHLY SALES EXPENSE CHARGE: The monthly rate per thousand is equal to: $0.10 times the percentage of initial base Stated Amount plus $0.01 times the percentage of initial term Stated Amount. The monthly rate per thousand is guaranteed not to exceed: $.10 times the percentage of initial base Stated Amount plus $.10 times the percentage of initial term Stated Amount. This monthly rate is applied to the greater of (1) and (2) where (1) is equal to 6 times the first year Premium and (2) is equal to the lesser of (a) and (b) where: (a) is equal to the initial total death benefit and (b) is equal to the product of: (i) initial total death benefit; (ii) the target premium factor per thousand (see Appendix B); and (iii) 2%. This load applies for 20 years from the effective date of the total initial Death Benefit and any increases in coverage. Any increase in coverage after the original issue date will be assessed a load for 20 years from the effective date of the increase.

       o CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

SURRENDER CHARGES: There is no surrender charge.

                      CHARGES AGAINST THE SEPARATE ACCOUNT
             (not assessed on Contract Values in the Fixed Account)

MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks from the assets in the Investment Options. The mortality risk assumed under the Polices is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.

                                                 M&E CHARGE ON A CURRENT BASIS                 M&E CHARGE ON A GUARANTEED
           POLICY YEARS                                    (ANNUAL)                                  BASIS (ANNUAL)
          ---------------                      ----------------------------------           ---------------------------------
               1-25                                          0.20%                                       0.75%
            Years 26+                                        0.05%                                       0.75%

                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of Policies on the lives of certain employees, or in other situations where groups of Policies will be purchased at one time. We may modify (increase, decrease, or eliminate) the mortality and expense risk charge, front-end sales charges and monthly policy administrative expense charges in such arrangements to reflect the increased or decreased sales expenses, administrative costs and/or mortality and expense risks we expect to incur as a result of sales to a particular group. We will not modify these charges in ways that will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

                               POLICY DESCRIPTION

Travelers Life & Annuity Corporate Owned Variable Universal Life Insurance III is both an insurance product and a security. The Policy is first and foremost a life insurance policy with death benefits, contract values and other features traditionally associated with life insurance. The Policy is a security because the Contract Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account that you direct your Net Premium Payments to. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

       o   Requested Stated Amount (minimum of $50,000)

       o   Death Benefit Option

       o   Beneficiary

       o   Investment Option selections, and

       o   Rider selections.


Policies generally will be issued only on the life of an Insured between the ages of 20-80. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. There are three types of underwriting available under the Policy. We decide which type to use based on the total number of eligible possible Insureds within the eligible group for whom a Policy could be purchased and the percentage of those Insureds for whom a Policy is actually purchased. The three types of underwriting are:

    o Guaranteed Issue -- requires the least evidence of insurability and rating classification.

    o Simplified Underwriting -- requires more evidence of insurability and rating classification.

    o Full Underwriting -- requires the most evidence of insurability and rating classification.

An Insured who qualifies for standard or preferred risk classification under full underwriting may pay higher cost of insurance rates if simplified underwriting or guaranteed issue is applied.

A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE (shown on the Policy Summary) is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of

       (1)   10 days after delivery of the Policy to the Policy Owner, or

       (2)   45 days of completion of the Policy application, or

       (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

       (4)   later if required by state law.

Depending on state law, we will refund either:

       (1)   All Premium Payments less any Outstanding Loans, or

       (2) The Contract Value of the Policy on the date we received the returned Policy, plus any charges and expenses that were deducted, less any Outstanding Loans.

During the Right to Cancel period, we allocate Net Premiums Payments to the Money Market Portfolio unless you purchase a Policy in a state that permits us to refund Contract Value. If you purchase the Policy in a state that permits us to refund Contract Value, we will invest your Net Premium Payments in the Investment Options you select during the Right to Cancel period.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to twelve months prior to the Issue Date for the purpose of preserving a younger Age or other reasons subject to our administrative procedures and state laws (a "back-dated policy"). In many but not all cases, a younger Age will result in a smaller Planned Premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                    INCOME TAX FREE `SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a `tax-free exchange' under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for
Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy for this one unless you determine, after knowing all the facts and consultation with a tax adviser, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

       o   ASSIGNING THE POLICY

           The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

       o   RECEIVING THE MATURITY BENEFIT
           If the Insured is living on the Maturity Date, we will pay you the Contract Value of the Policy as of the Maturity Date, less any:

               1.  Outstanding Loan;

               2.  Monthly Deduction Amount due but not paid; and

               3. Amount payable to an assignee under a collateral assignment of the Policy.

           Upon maturity, insurance ends and we have no further obligation under the Policy.

       o   CHANGING OR REVOKING A BENEFICIARY

           The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

           Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

       o   DECREASES IN THE STATED AMOUNT OF INSURANCE

           You may request a decrease in the Stated Amount after the first Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

               1.  against the most recent increase in the Stated Amount;

               2. to other increases in the reverse order in which they occurred; and

               3.  to the initial Stated Amount.

           A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income.

       o   CHANGING THE DEATH BENEFIT OPTION

           After the first Policy Year, if the Insured is still alive you may change the Death Benefit Option by sending a written request to the Company. The Stated Amount will be adjusted so the Coverage Amount remains level. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of the Coverage Amount. The Cost of Insurance Charge, which is based on the Coverage Amount, may be different in the future. The following changes in Death Benefit Options are permissible: Options 1-2, Options 2-1 and Options 3-1.

           If the option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the option is changed from Option 2 to Option 1, the Stated Amount will be increased by the amount of the Contract Value at the time of the option change. If the option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change.

           It is not permitted to change from Option 3 to Option 2, from Option 1 to Option 3 and from Option 2 to Option 3.

       o INCREASES IN THE STATED AMOUNT (REQUIRES ADDITIONAL UNDERWRITING APPROVAL)

           You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 80. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. We will require you to submit a new application and evidence of insurability for any increase in Stated Amount since your cost of insurance will increase commensurate with the increase in the Stated Amount and in consideration of the attained age of the Insured at the time the increase is requested. The effective date of any increase in Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the applicant.

Written requests for changes should be sent to the COLI Unit at Travelers Life & Annuity, Institutional Life Products Division, P.O. Box 990028, Hartford, CT 06199-0028. You can contact us by calling (877) 942-2654. Some Policy changes may have tax consequences. You should consult a tax adviser before requesting any changes.

                                    PREMIUMS

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (PLANNED PREMIUM). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due.

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

       o mailing a check, payable to The Travelers Insurance Company, to: the COLI Unit at Travelers Life & Annuity, Institutional Life Products, P.O. Box 990028, Hartford, CT 06199-0028,

       o by direct checking account deductions (you must complete a pre-authorization collection form), or

       o   by wire transfer.

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any outstanding loans. If the required premium is not paid within 31 days (subject to state law) after the notice is sent, the Policy will lapse.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Net Premium Payments we receive will be placed in a non-interest bearing account. After the Policy Date and until the applicant's Right to Cancel has expired, your Net Premium Payments will be invested in the Money Market Portfolio unless you purchased the Policy in a state that allows us to refund Contract Value. If you purchased the Policy in a state that allows us to refund Contract Value, we will place your Net Premium Payment in the Investment Options you select on your application (premium allocation instructions) during the Right to Cancel period.

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY

                                 CONTRACT VALUE

Each Policy has a CONTRACT VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Contract Value, which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Contract Value is the sum of the values held in the Investment Options, the Fixed Account and the Loan Account. A Policy's Contract Value will change daily, has no guaranteed minimum value and may be more or less than the Premiums paid. We calculate the Policy's Contract Value each day the New York Stock Exchange is open for trading (a VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Contract Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.

We determine the NET INVESTMENT FACTOR for any Valuation Period using the following equation:
                          a     - c
                      --------
                          b

a is:

       1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date plus

       2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended plus or minus

       3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves and


b is:

       1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date plus or minus

       2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date and

c is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Net Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium Payment allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

       a. Net Premium Payments allocated to the Fixed Account since the preceding day;

       b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day;

       c.    Interest credited to the Fixed Account since the preceding day;
             minus:

       d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day;

       e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the CONTRACT VALUE) since the preceding day;

       f. Any transfer charges that have been deducted from the Fixed Account since the preceding day;

       g. Any surrender amounts that have been deducted from the Fixed Account since the preceding day;

       h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the amount of the loan from the Investment Options pro-rata to the Loan Account as collateral for that loan. Loan amounts will be transferred from the Fixed Account only if insufficient amounts are available in the Investment Options. You may borrow up to 100% of the Policy's Cash Surrender Value. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.00%. We charge this interest in arrears at the end of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually. Currently, we credit the value in the Loan Account 4.40% in Policy Years 1-10, 4.50% in Policy Years 11-20 and 4.85% in Policy Years 21 and later.

When we determine a Policy's Contract Value, the value in the Loan Account (i.e., the amount we transferred from the Investment Options and the Fixed Account to secure the loan, adjusted for any repayments or additional Policy loans) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS

                           TRANSFERS OF CONTRACT VALUE

Generally, you may transfer Contract Value among the Investment Options. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. EXCESSIVE TRADING IS DISRUPTIVE TO THE MANAGEMENT OF A FUND AND INCREASES OVERALL COSTS TO ALL INVESTORS IN THE FUND. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interest of other Policy Owners, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail. We will reject transfer requests requested via facsimile, telephone or Internet. We will notify you if we choose to exercise our contractual right to restrict your acceptable mode of requesting transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

       o   the dollar amount you request to transfer;

       o   the number of transfers you made within the previous three months;

       o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

       o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if available, any asset allocation program described in this prospectus, are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

In addition to the above, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

       o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

       o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly. These procedures, however, will not prevent all excessive trading and market timing activity from occurring. For example:

       o Some of the Funds are available as investments for variable insurance contracts offered by other insurance companies. These other insurance companies may have different procedures to prevent excessive trading and market timing activity or may not have any such procedures because of contractual limitations.

       o The Company issues Policies to qualified retirement plans that request financial transactions with the Company on an omnibus basis on behalf of all plan participants. These plans generally employ a record-keeper to maintain records of participant financial activity. Because the Company does not have the records to monitor the trading activity of the individual participants, the Company may not be able to identify plan participants who may be engaging in excessive trading or market timing activity and/or may not be able to apply its contractual trade restrictions to such participants.

       o There may be other circumstances where the Company does not identify trading activity as market timing or excessive trading or take action to restrict trading activity that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures. For example, Policy Owners may engage in trading activity involving dollar amounts that are less than the threshold that we use for trade surveillance. Or, Policy Owners may request trades in a frequency or pattern that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures.

Excessive trading and market timing activity increases the overall transaction costs of a Fund, which may serve to decrease the Fund's performance. Further, excessive trading and market timing activity may disrupt the management of a Fund because of the portfolio's advisor must react to frequent requests to purchase and redeem investments.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Investment Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Policy Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

   TRANSFER OF CONTRACT VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

Transfers from the Fixed Account must be made within 30 days after your Policy Anniversary or semi-anniversary. We reserve the right to limit the amount transferred from the Fixed Account to the Investment Options to 25% of the Contract Value in the Fixed Account.

   TRANSFER OF CONTRACT VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

Transfers to the Fixed Account may not be made prior to the first Policy Anniversary or within 12 months of any prior transfer. We reserve the right to restrict the amount transferred to the Fixed Account to 20% of the portion of the Contract Value attributable to the Investment Options at the end of the prior Valuation Period. We reserve the right to refuse transfers to the Fixed Account if the Fixed Account is greater than or equal to 30% of the Contract Value.

                       DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of CONTRACT VALUE on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $1000 of CONTRACT VALUE to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of CONTRACT VALUE, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to help keep your investments properly aligned with your investment strategy. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form.

                                  DEATH BENEFIT

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the death of the Insured. The Death Benefit will be the Amount Insured at the time of death minus any unpaid Monthly Deduction Amount, any Outstanding Loans, and any amount payable to an assignee under a collateral assignment of the Policy.

You may elect one of three Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under any option will be at least the current Stated Amount of the Policy less any Outstanding Loan and unpaid Monthly Deduction Amount. The Amount Insured under any option may vary with the Contract Value of the Policy. Under Option 1 (the "LEVEL OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "MINIMUM AMOUNT INSURED"). Under Option 2 (the "VARIABLE OPTION"), the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3 (the "ANNUAL INCREASE OPTION"), the Amount insured will be equal to (a) plus
(b) where: (a) is the Stated Amount of the Policy and (b) is the greater of zero and the lesser of (i) and (ii) where (i) is the Option 3 maximum increase shown on the Policy Summary and (ii) is the total Premium Payments less partial surrender accumulated at the interest rate shown on the Policy, or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Contract Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured and the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") selected by you at the time of application. (Cash Value Accumulation Test or Guideline Premium Cash Value Corridor Test). The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages for the Guideline Premium Cash Value Corridor Test. For attained ages not shown, the applicable percentages will decrease evenly:

                 ATTAINED AGE OF
                     INSURED                      PERCENTAGE
            ---------------------------      ----------------------
                       0-40                           250
                        45                            215
                        50                            185
                        55                            150
                        60                            130
                        65                            120
                        70                            115
                        75                            105
                       95+                            100

Federal tax law imposes another cash funding limitation on cash value life insurance policies that may increase the Minimum Amount Insured shown above. This limitation, known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance policies.

In the Cash Value Accumulation Test, the factors at the end of a Policy Year are set forth in Appendix C.

The investment performance of the Funds, expenses and deduction of charges all impact Contract Value. In some circumstances, the Death Benefit may vary with the amount of the Contract Value. Under Death Benefit Option 1, the Death Benefit will vary with the Contract Value whenever the Contract Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Contract Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Contract Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Finally, if the investment performance of the Funds is too low and the Contract Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium Payments, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under the various Death Benefit Options. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Contract Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Contract Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Contract Value).

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Contract Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Contract Value ($50,000 + $60,000 = $110,000).

                       OPTION 3 -- ANNUAL INCREASE OPTION

In the following examples of an Option 3 Annual Increase Option, the Death Benefit is generally equal to the Stated Amount of $50,000 plus Premium Payments paid minus partial surrenders, accumulated at the specified interest rates.

EXAMPLE ONE. If the Contract Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($52,650) would be equal to the Stated Amount ($50,000) plus Premium Payments ($2,500) aggregated at 6.00% for one year, unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Contract Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The Death Benefit would be $100,000 since the Minimum Amount Insured is greater than the Stated Amount plus Premium Payments aggregated at 6.00% for one year ($52,650).

                        CHANGING THE DEATH BENEFIT OPTION

After the first Policy Year, if the Insured is alive you may change the Death Benefit Option by sending a written request to the Company. The following changes in Death Benefit Options are permissible:

       Option 1 -- 2

       Option 2 -- 1

       Option 3 -- 1

It is not permitted to change from Option 3 to 2, Option 1 to 3, and Option 2 to 3.

If the Option is changed from Option 1 to Option 2, the Stated Amount will be reduced by the amount of the Contract Value at the time of the change. If the Option is changed from Option 2 to Option 1 the Stated Amount will be increased by the amount of the Contract Value at the time of the Option change. Such an increase will not require evidence of insurability. If the Option is changed from Option 3 to Option 1, the Stated Amount will be increased by the amount of accumulated premiums paid at the time of the option change. There is no other direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Outstanding Loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is living when the Insured has died, the Death Benefit will be paid to the Policy Owner, if living, otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See "Limits on Right to Contest and Suicide Exclusion.") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Contract Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Contract Value" for effects of partial surrenders on Death Benefits.)

We will pay policy proceeds in a lump sum. We may defer payment of proceeds which exceed the Contract Value for up to six months from the date of the request for the payment.

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                              BENEFITS AT MATURITY

If your Policy is in effect on the Maturity Date, we will pay the Policy's Contract Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

                                 OTHER BENEFITS

EXCHANGE OPTION

Once the Policy is in effect, during the first 24 months you may choose to irrevocably transfer all Contract Value in the Investment Options to the Fixed Account (subject to state law). Upon election of this option, no future transfers to the Investment Options will be permitted. All future Premium Payments will be allocated to the Fixed Account. No evidence of insurability is required to exercise this option. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any Outstanding Loan must be repaid before we will make an exchange.

              INSURED TERM RIDER (SUPPLEMENTAL INSURANCE BENEFITS)

You may choose to purchase the Insured Term Rider as an addition to the Policy.

Combining a policy and a rider, sometimes known as "blending," may be more economical than adding another policy or increasing face amount of the base policy. Depending on your circumstances, it may, conversely, be more economical to provide an amount of insurance coverage through a base policy alone. Many life insurance policies have some flexibility in structuring the face amount, the death benefit, and premium payments in targeting the cash values based on your particular needs.

Under certain circumstances, combining a Policy with an Insured Term Rider may result in a combined face amount equal to the face amount of a single Policy. Adding a rider or riders may also affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.

Combining a Policy with an Insured Term Rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, in general, your Policy is being used to informally fund certain executive benefits. Adding an Insured Term Rider does not necessarily reduce the cost of offering benefits to your executives.

Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy's face amount that is made up of base Policy and Insured Term Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of Policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

                          CASH VALUE ENHANCEMENT RIDER

     You also may choose to add the Cash Value Enhancement Rider to the Policy. There is no charge for the Rider. The Rider provides a benefit called the Cash Value Enhancement. The Cash Value Enhancement benefit is an amount in addition to the Cash Surrender Value that the Company may pay you if you surrender the Policy during a certain time frame set forth in the Rider. The maximum amount of the benefit for each Policy Year is set forth on a schedule in the Rider, and is a percentage of cumulative premiums paid less partial surrenders. The payment of the benefit is NOT guaranteed and may be changed at any time if future expectations in investment earnings, persistency and/or expenses (including taxes) differ from assumptions in pricing. The benefit will not be payable if the Policy has been assigned or is being exchanged in connection with a tax-exempt change under Section 1035.

                                POLICY SURRENDERS

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See "Tax Treatment of Policy Benefits.")

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Contract Value, minus any Outstanding Loans. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request in good order.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Contract Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Contract Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within seven days after we receive your request in good order.

In addition to reducing the Policy's Contract Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. We will reduce the Stated Amount by the amount necessary to prevent any increase in the Coverage Amount. We may require you to return the Policy to record this reduction.

                                  POLICY LOANS

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See "Federal Tax Considerations.")

                                 LOAN CONDITIONS

       o You may borrow up to 100% of the Policy's Cash Surrender Value as of the date we receive the written loan request in good order. We charge you interest on the amount of the loan.

       o The loan request must be at least $500, except where state law requires a different minimum.

       o To secure the loan, we transfer an amount equal to the loan from the Investment Options pro-rata to the Loan Account. Loan Amounts will be transferred from the Fixed Account only when insufficient amounts are available in the Investment Options.

       o We charge interest on the outstanding amount of your loan(s), and you must pay this interest in arrears, at the end of each Policy Year. The annual effective loan interest rate charged is 5.00%. Interest not paid when due will be added to the amount of the loan. We will transfer an amount equal to the unpaid loan interest from the Investment Options to the Loan Account as security for the loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request.

       o Amounts in the Loan Account are guaranteed to earn interest at a rate of at least 4% per year in arrears. Currently, the annual effective loan interest rate credited is 4.40% in years 1-10, 4.50% in years 11-20 and 4.85% in years 21 and later.

       o We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions.

       o You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Home Office.

       o Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a Premium Payment to the Policy.

       o As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on which Investment Option(s) you took the loan from. Also, we will deduct the amount of the repayment from the Loan Account and credit the repayment to the Fixed Account based on the proportion of the Fixed Account relative to the Policy's Contract Value as of the date we received the loan request in good order.

       o We will deduct any unpaid loan amount, including interest you owe, from your Contract Value when you surrender the Policy and from the Death Benefit proceeds if they become payable.

       o If any unpaid loan amount, including any interest you owe, equals or exceeds the Contract Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period, subject to state law. (See "Lapse and Reinstatement.")

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan Amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value that was in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. (See "Tax Treatment of Policy Benefits.") You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due. Generally, the amount due to keep the Policy in effect will be all Monthly Deduction Amounts past due plus premium at least equal to the following three Monthly Deduction Amounts and the amount to repay or restore any Outstanding Loans.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Contract Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

       (1) the Policy was not surrendered for cash and it is before the Maturity Date;

       (2)   you furnish us with acceptable evidence of insurability;

       (3)   you pay all past due Monthly Deduction Amounts;

       (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts (subject to state law); and

       (5)   you pay the amount of any Outstanding Loan.

Upon reinstatement, the Policy's Contract Value prior to applying any premiums or loan repayments will be the Contract Value at the end of the Grace Period. The effective date of the reinstated policy will be the Deduction Date on or following the date the application for reinstatement is approved by us. Unless it is specified otherwise, all amounts will be allocated based on the Fund allocation factors in effect at the start of the Grace Period.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a modified endowment contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service ("IRS"). The Company cannot guarantee that those laws or interpretations will remain unchanged.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS THAT MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX OR LEGAL ADVISER SHOULD BE CONSULTED.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

       o INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes.)

       o INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

       o INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by Sections 7702, 7702A, 817 and 101 of the Internal Revenue Code ("IRC" or the "CODE")

.. These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

       o   A definition of a life insurance contract

       o   Diversification requirements for separate account assets

       o Limitations on policy owner's control over the assets in a separate account

       o Guidelines to determine the maximum amount of premium that may be paid into a policy

       o   Limitations on withdrawals from a policy

       o Qualification testing for all life insurance policies that have cash value features

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 OF THE CODE. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC
Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to IRC SECTION 817(H).

Treasury Regulation Section 1.817-5, which was adopted to implement Section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the separate account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

The Separate Account, through the Funds, intends to comply with these requirements. Although the Company does not control the Funds, the Company intends to monitor the investments of the Funds to ensure compliance with these diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular investment options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued. While we believe that the Policy does not give the Policy Owner investment control over the Separate Account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the Separate Account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1), unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in IRC Section 101 (a)(2) applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Contract Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS (MEC)

Special tax considerations apply to "Modified Endowment Contracts". A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT FOR FEDERAL TAX PURPOSES BUT WHICH FAILS TO SATISFY A 7-PAY TEST AS SET FORTH IN THE IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the Stated Amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and full surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purpose of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a MEC remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Contract Value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in the section entitled "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a MEC are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC
Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a full surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans may not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

                            OTHER TAX CONSIDERATIONS

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the Company, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Account.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                           DISTRIBUTION & COMPENSATION

                                  DISTRIBUTION

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Company has appointed Travelers Distribution LLC ("TDLLC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. TDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses TDLLC for expenses TDLLC incurs in distributing the Policies (e.g., commissions payable to retail broker-dealers who sell the Policies). TDLLC does not retain any fees under the Policies; however, TDLLC may receive 12b-1 fees from the Funds.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103-3415. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

TDLLC and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. These representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies are offered on a continuous basis.

                             COMPENSATION -- GENERAL

Broker-dealers having selling agreements with TDLLC and the Company are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. Instead, you indirectly pay for sales and distribution expenses through overall charges and fees assessed under your Policy. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or TDLLC may receive from the Funds for providing administrative, marketing and other support and services to the Funds.

Compensation is a factor in setting pricing under the Policies, and as disclosed in the "Modifications, Reserved Rights and Other Charges" sub-section of this prospectus, the Company has the ability to customize pricing in relation to the compensation payable to distributors for particular cases and the payments anticipated to be received for providing administrative, marketing and other support and services to the Funds.

The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. When these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined below, is not expected to exceed 40% of the premium paid in the first

Contract Year or 15% of premiums paid in Contract Years 2-4. After Contract Year 4, the maximum compensation will not exceed 10% of premiums paid plus 0.50% of the current Contract Value. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with TDLLC will have clients that make a certain minimum amount of premium payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.

SALE OF VARIABLE LIFE POLICIES BY ENTITIES HAVING OTHER CONTRACTUAL RELATIONSHIPS WITH THE COMPANY. The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more of the Funds or serves as a sub-adviser to a Fund of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Policies. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Policies.

SALE OF VARIABLE LIFE INSURANCE BY AFFILIATES OF THE COMPANY. The Company and TDLLC may offer the Policies through retail broker-dealers that are affiliates of the Company. Because of the affiliation, these broker-dealer firms and their registered representatives may favor the Company's products.

                              COMPENSATION -- TYPES

PERCENTAGE OF PREMIUM PAYMENT. We generally pay compensation as a percentage of Premium Payments invested in the Policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the Contract Value. The amount of commissions we pay may vary depending on the selling agreement. We may also periodically establish commission specials whereby we pay a higher amount for sales of the Policy during a specified period; however, commissions paid under these specials will not exceed the amounts described immediately above. While a commission special is in effect, registered representatives may be inclined to favor a product that pays a higher compensation over another product where a compensation special is not in effect. We are not currently offering any commission specials.

PROMOTIONAL INCENTIVES AND PAYMENTS. To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

PREFERRED DISTRIBUTION ARRANGEMENTS. The Company and TDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and TDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on: aggregate, net or anticipated sales of the Policies; total assets attributable to sales of the Policies by registered representatives of the broker-dealer firm; the length of time that a Policy owner has owned the Policy; meeting certain sales thresholds; and/or actual or anticipated overhead expenses incurred by the broker-dealer firms in offering the Policies and other variable insurance products offered by the Company or its affiliates. Compensation under these arrangements may be in the form of one-time or periodic lump sum payments.

In addition, the Company or TDLLC may sponsor all or a portion of broker-dealer firms' annual, regional or other meetings with their registered representatives and executives for purposes of educating them as to the Company's products. Any such compensation or reimbursement payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products.

ADDITIONAL COMPENSATION ARRANGEMENTS WITH TOWER SQUARE SECURITIES, INC. The Company and TDLLC have entered into a selling agreement with Tower Square Securities, Inc. ("Tower Square"), which is affiliated with the Company. Registered representatives of Tower Square, who are properly licensed and appointed, may offer the Policy to customers. In addition to compensation described above, representatives are eligible for various cash benefits, such as bonuses, commission advances and non-cash compensation programs offered by the Company, such as retirement and other benefit plans for agents and the ability to purchase Citigroup common stock at a discount. Sales of the Policies may help qualify a Tower Square representative for such benefits.

Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of services standards may be eligible for additional compensation.

                            OTHER POLICY INFORMATION

                       PAYMENT AND SUSPENSION OF VALUATION

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump-sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump-sum or under an optional payment plan.

                                POLICY STATEMENTS

We will maintain all records relating to the Separate Account, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

       o   the Contract Value, Stated Amount and Amount Insured

       o   the date and amount of each Premium Payment

       o   the date and amount of each Monthly Deduction

       o the amount of any Outstanding Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account

       o   the date and amount of any partial surrenders

       o   the annualized cost of any Riders purchased under the Policy, and

       o a reconciliation since the last report of any change in Contract Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid.

Once the Policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

       o    increases in the Stated Amount of insurance

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

       o    decreases in the Stated Amount of insurance

       o    changing the Death Benefit option

       o    changes to the way your Premium Payments are allocated

       o    changing the Beneficiary (unless irrevocably named)

Written requests for changes may be sent to the Company c/o Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, PA, 18104, or directly to the Company at Travelers Life & Annuity, Institutional Life Products, P.O. Box 990028, Hartford, CT 06199-0028.

ADDITION AND SUBSTITUTION OF FUNDS. If the use of a Separate Account or of an Investment Option is no longer possible, or in our judgment becomes inappropriate for the purposes of the Policy, we may substitute another separate account or Investment Option without your consent. The new Investment Option may have higher fees and charges than the one it replaced, and may not necessarily be available to all classes of Policies. We will not substitute Investment Options without notice to you and without prior approval of the SEC and of the insurance commissioner of the state where this Policy is issued for delivery, to the extent required by law. We also may add other Investment Options under the Policy. As required by law, we will notify you of such Policy changes.

                               EMERGENCY PROCEDURE

We reserve the right to postpone any surrender, partial surrender, policy loan, or payment of death benefit proceeds for a period not to exceed six months, if in our reasonable judgment, such postponement is necessary for the orderly liquidation of assets invested in an Investment Option. Furthermore, we may postpone any payment involving a determination of Contract Value in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which an Investment Option invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority or

     (2) in our reasonable judgment, we determine that a state of emergency exists so that valuation of the assets in an Investment Option or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, an Investment Option may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when Contract Value is being withdrawn from the Fixed Account.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Policy to government regulators.

                                LEGAL PROCEEDINGS

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. In During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing sharing and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against the Company likely to have a material adverse affect on the ability of the Company to meet its obligations under the Policy.

                              FINANCIAL STATEMENTS

We have included the Company's financial statements and the Separate Account's financial statements in the Statement of Additional Information.

                                   APPENDIX A
                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS
--------------------------------------------------------------------------------

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

AGE -- the Insured's age as of his or her last birthday on the Policy Date.

AMOUNT INSURED -- Under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Contract Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Contract Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured. Under Option 3, the Amount Insured will generally be equal to the Stated Amount of the Policy, plus Premium Payments minus any partial surrender accumulated at the interest rate shown on the Policy Summary, or, if greater, the Minimum Amount Insured.

ANDESA SERVICES, INC. -- the third party administrator for this product, located at 3435 Winchester Rd., Suite 401, Allentown, PA, 18104.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASE -- a grouping of one or more Policies connected by a non-arbitrary factor. Every Policy issued will be part of a Case. Each Case will have one Policy Owner.

CASH SURRENDER VALUE -- the Contract Value less any Outstanding Loans.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- The Travelers Insurance Company.

COMPANY'S HOME OFFICE -- the principal executive offices located at One Cityplace, Hartford, Connecticut 06103-3415.

CONTRACT VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value attributable to the Policy.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

COVERAGE AMOUNT -- the Amount Insured less the Contract Value.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Contract Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- see Mutual Fund.

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY -- The Travelers Insurance Company.

INSURANCE RISK -- is equal to the Coverage Amount.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Contract Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expense risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- The Travelers Insurance Company.

LOAN ACCOUNT -- an account in the Company's General Account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Contract Value, less any outstanding loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Contract Value determined as of the first day of the Policy Month and is shown in the Policy Summary.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Contract Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK (Coverage Amount) -- the Death Benefit minus the Contract Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY -- Travelers Life & Annuity Corporate Owned Variable Universal Life Insurance III, a variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date from which we begin charging the Monthly Deduction Amount and used to determine administrative transactions on the Policy (e.g., Deduction Days, Policy Years) -- shown on the Policy Summary.

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy.

SEPARATE ACCOUNT -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

UNDERWRITING PERIOD -- the time period from when we receive a completed application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

WE, US, OUR -- The Travelers Insurance Company.

YOU, YOUR -- the owner(s) of this Policy.

                                   APPENDIX B
--------------------------------------------------------------------------------

       TARGET PREMIUM PER $1,000 OF STATED AMOUNT ALL UNDERWRITING CLASSES
                  STANDARD AND PREFERRED SMOKER AND NON-SMOKER

     AGE                MALE                FEMALE                 UNISEX
 -----------        ------------         ------------           -------------
      20              25.49885             21.35312               24.67777
      21              26.25533             22.05852               25.42278
      22              27.04281             22.79038               26.19845
      23              27.86586             23.54970               27.00937
      24              28.72917             24.33773               27.85695
      25              29.63486             25.15422               28.74463
      26              30.58643             26.00205               29.67441
      27              31.58335             26.88113               30.64690
      28              32.62452             27.79141               31.66258
      29              33.71079             28.73438               32.72066
      30              34.84316             29.71150               33.82174
      31              36.02088             30.72326               34.96677
      32              37.24380             31.77143               36.15529
      33              38.51130             32.85823               37.38654
      34              39.82501             33.98300               38.66183
      35              41.18470             35.14808               39.98270
      36              42.59063             36.35310               41.34755
      37              44.04142             37.59596               42.75638
      38              45.53736             38.87592               44.20922
      39              47.07884             40.19069               45.70492
      40              48.66485             41.53957               47.24193
      41              50.29448             42.92135               48.82045
      42              51.96862             44.33684               50.44101
      43              53.68801             45.78699               52.10416
      44              55.45241             47.27608               53.81251
      45              57.26368             48.80417               55.56579
      46              59.12431             50.37449               57.36606
      47              61.03580             51.99103               59.21574
      48              63.00258             53.65371               61.11856
      49              65.02827             55.36365               63.07747
      50              67.11449             57.12257               65.09434
      51              69.26320             58.93024               67.16829
      52              71.47047             60.78640               69.29887
      53              73.73607             62.68726               71.48414
      54              76.05516             64.63067               73.71929
      55              78.42689             66.61974               76.00345

       TARGET PREMIUM PER $1,000 OF STATED AMOUNT ALL UNDERWRITING CLASSES
            STANDARD AND PREFERRED SMOKER AND NON-SMOKER (CONTINUED)

     AGE                 MALE                FEMALE               UNISEX
  ----------        -------------         ------------         --------------
      56               80.85354             68.65902             78.34017
      57               83.34160             70.75893             80.73560
      58               85.90006             72.93427             83.20014
      59               88.53960             75.19989             85.74576
      60               91.26869             77.56483             88.37912
      61               94.09169             80.03119             91.10324
      62               97.00755             82.59477             93.91915
      63              100.01297             85.23864             96.81869
      64              103.10493             87.94870             99.79450
      65              106.28342             90.71791            102.84656
      66              109.56101             93.55528            105.98510
      67              112.96034             96.48236            109.23156
      68              116.51614             99.53950            112.62104
      69              120.26554            102.77254            116.19089
      70              124.23658            106.21512            119.96965
      71              128.44465            109.89099            123.97439
      72              132.88796            113.80393            128.20151
      73              137.54435            117.93734            132.63054
      74              142.38323            122.27404            137.23573
      75              147.39278            126.80803            142.00609
      76              152.58944            131.55967            146.95678
      77              158.02373            136.57999            152.13912
      78              163.78802            141.95257            157.64536
      79              169.99253            147.77602            163.58178
      80              176.72991            154.13846            170.04077

                                   APPENDIX C
--------------------------------------------------------------------------------

                      CASH VALUE ACCUMULATION TEST FACTORS

     ATTAINED AGE             MALE               FEMALE             UNISEX
   -----------------     --------------     ----------------    ----------------
          20                633.148%            730.543%            634.793%
          21                614.665%            707.139%            615.976%
          22                596.465%            684.397%            597.468%
          23                578.511%            662.302%            579.276%
          24                560.815%            640.866%            561.389%
          25                543.379%            620.044%            543.820%
          26                526.258%            599.844%            526.602%
          27                509.509%            580.274%            509.766%
          28                493.139%            561.313%            493.352%
          29                477.198%            542.942%            477.377%
          30                461.701%            525.158%            461.850%
          31                446.663%            507.942%            446.790%
          32                432.102%            491.271%            432.212%
          33                418.008%            475.156%            418.110%
          34                404.389%            459.577%            404.476%
          35                391.242%            444.539%            391.322%
          36                378.572%            430.055%            378.643%
          37                366.371%            416.121%            366.432%
          38                354.629%            402.741%            354.688%
          39                343.340%            389.900%            343.405%
          40                332.495%            377.582%            332.568%
          41                322.076%            365.761%            322.159%
          42                312.066%            354.409%            312.160%
          43                302.451%            343.485%            302.548%
          44                293.213%            332.973%            293.311%
          45                284.333%            322.845%            284.430%
          46                275.796%            313.076%            275.889%
          47                267.583%            303.657%            267.670%
          48                259.681%            294.578%            259.759%
          49                252.082%            285.825%            252.148%
          50                244.777%            277.388%            244.833%
          51                237.768%            269.258%            237.808%
          52                231.048%            261.433%            231.068%
          53                224.616%            253.903%            224.616%
          54                218.462%            246.649%            218.462%
          55                212.574%            239.650%            212.574%
          56                206.935%            232.883%            206.935%
          57                201.529%            226.323%            201.529%
          58                196.343%            219.953%            196.343%
          59                191.366%            213.770%            191.366%
          60                186.595%            207.782%            186.595%
          61                182.029%            202.001%            182.029%

    ATTAINED AGE             MALE                  FEMALE              UNISEX
 ------------------      ------------           ------------        ------------
         62                177.668%               196.446%            177.668%
         63                173.510%               191.127%            173.510%
         64                169.549%               186.043%            169.549%
         65                165.775%               181.178%            165.775%
         66                162.175%               176.510%            162.175%
         67                158.734%               172.015%            158.734%
         68                155.443%               167.672%            155.443%
         69                152.296%               163.479%            152.296%
         70                149.296%               159.441%            149.296%
         71                146.446%               155.571%            146.446%
         72                143.754%               151.890%            143.754%
         73                141.225%               148.407%            141.225%
         74                138.855%               145.126%            138.855%
         75                142.252%               142.252%            142.252%
         76                140.077%               140.077%            140.077%
         77                138.021%               138.021%            138.021%
         78                136.067%               136.067%            136.067%
         79                134.206%               134.206%            134.206%
         80                132.698%               132.698%            132.698%
         81                131.020%               131.020%            131.020%
         82                129.445%               129.445%            129.445%
         83                127.981%               127.981%            127.981%
         84                126.623%               126.623%            126.623%
         85                120.411%               120.411%            120.411%
         86                119.280%               119.280%            119.280%
         87                118.211%               118.211%            118.211%
         88                117.185%               117.185%            117.185%
         89                116.182%               116.182%            116.182%
         90                115.177%               115.177%            115.177%
         91                114.146%               114.146%            114.146%
         92                113.058%               113.058%            113.058%
         93                111.887%               111.887%            111.887%
         94                110.625%               110.625%            110.625%
         95                109.295%               109.295%            109.295%
         96                107.982%               107.982%            107.982%
         97                106.958%               106.958%            106.958%
         98                106.034%               106.034%            106.034%
         99                103.603%               103.603%            103.603%

                                   APPENDIX D
--------------------------------------------------------------------------------

                           HYPOTHETICAL ILLUSTRATIONS

The tables in this Appendix are hypothetical illustrations that are intended to illustrate how the Policy's Contract Value, Cash Surrender Value and Death Benefit change over time based on a representative Insured's age and rating classification as well as a representative Premium Payment pattern. Each illustration assumes that all Premium Payments are invested in the Investment Options and corresponding Funds, and none is invested in the Fixed Account. Each illustration assumes gross rates of returns for the Funds, before deduction of Fund charges, of 0%, 6% and 12%. Each illustration shows Death Benefit Option 1, the Level Option.

The first table illustrates that the MAXIMUM GUARANTEED Cost of Insurance Rates and Policy Administrative Expense charge allowable under the Policy are charged in all years. This table also reflects the deduction of an arithmetic average of Fund expenses and the maximum guaranteed (i) Front-End Sales Expense Charges,
(ii) Mortality and Expense Risk Charge, and (iii) Monthly Sales Expense Charge.

The second table illustrates that the CURRENT Cost of Insurance Rates and Policy Administrative Expense charge are charged in all years. This table also reflects the deduction of an arithmetic average of Fund expenses and the maximum guaranteed (i) Front-End Sales Expense Charges, (ii) Mortality and Expense Risk Charge, and (iii) Monthly Sales Expense Charge.

The third and fourth tables repeat the format of the first two examples (maximum guaranteed and then current), but assume that a portion of the Death Benefit comes from the Insured Term Rider; the Rider portion is based on the amount a representative Policy would typically include.

The Cost of Insurance Rates charged varies by age, sex and underwriting classification. The Policy Administrative Expense Charge is a flat dollar amount. Both charges are deducted monthly on a pro rata basis from each of the Investment Options.

The Mortality and Expense risk charge is deducted daily from the unloaned portion of the Cash Value.

The illustrations assume that no increases in Stated Amount are made and that the Monthly Sales Expense Charge is deducted monthly for the first twenty Policy Years as to the initial Stated Amount. The charge is deducted on a pro rata basis from each of the Investment Options.

The values also reflect the deduction from Premium Payments of the Front-End Sales Expense Charge.

The charge for Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and is an arithmetic average of investment advisory fees and other expenses charged by each of the available Funds during the most recent calendar year. The Fund expenses used do not reflect any expense reimbursement or fee waiver arrangements that may be in effect, as shown in the Policy prospectus summary. If the expense reimbursement or fee waiver arrangements were reflected, values shown in the illustrations may be higher. The actual charges under a Policy for expenses of the Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

After deduction of the Fund expenses and the Mortality and Expense Risk Charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -1.67%, 4.33% and 10.33%, respectively, on a current basis and to approximate net annual rates of -2.22%, 3.78% and 9.78%, respectively on a guaranteed basis. These approximate net annual rates of return and do not reflect the deduction of the Cost of Insurance Charge, Policy Administrative Expense Charge, and Monthly Sales Expense Charge.

The illustrations do not reflect any charges for federal income taxes against the Separate Account since the Company is not currently deducting such charges from Fund UL III. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Contract Values and Cash Surrender Values illustrated.

Policy values would be different (either higher or lower) from the illustrated amounts in certain circumstances. For example, illustrated amounts would be different where actual gross rates of return averaged 0%, 6%, or 12%, but (i) the rates of return varied above and below these averages during the period,
(ii) Premium Payments were paid in other amounts or at other than annual intervals, or (iii) cash values were allocated differently among individual Investment Options with varying rates of return. They would also differ if a policy loan or partial withdrawal were made during the period of time illustrated, if the Insured were female or in another rating classification, if a different Death Benefit Option had been selected, or if the Policies were issued in situations where distinctions between male and female Insureds are not permitted. If actual gross rates of return on the Funds are higher or lower than those assumed in these illustrations, and/or if the actual current charges are higher or lower than those assumed in these illustrations, the actual results (Death Benefit, Contract Value, and Cash Surrender Value) will differ from the illustrated results.

Where required by law or upon request, the Company, through its agent, will provide you a personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration would not exceed 12%.

                                    COLI III
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES
                           WITHOUT INSURED TERM RIDER

MALE ISSUE AGE 45                           TOTAL FACE AMOUNT:           960,469
GUARANTEED ISSUE, NON-SMOKER                BASE FACE AMOUNT:            960,469
ANNUAL PREMIUM:     $55,000                 TERM FACE AMOUNT:                  0

                                                        0%                                            6%
                                     =========================================   ==============================================
           ANNUAL         TOTAL
          PREMIUM     PREMIUMS WITH    CONTRACT     SURRENDER        DEATH          CONTRACT       SURRENDER          DEATH
 YEAR      OUTLAY      5% INTEREST       VALUE        VALUE         BENEFIT          VALUE           VALUE           BENEFIT
------- ------------ --------------- ------------ ------------- --------------   ------------- ----------------  --------------
     1      $55,000         $57,750      $41,797       $41,797       $960,469         $44,526          $44,526        $960,469
     2      $55,000        $118,388      $82,522       $82,522       $960,469         $90,607          $90,607        $960,469
     3      $55,000        $182,057     $122,210      $122,210       $960,469        $138,332         $138,332        $960,469
     4      $55,000        $248,910     $160,885      $160,885       $960,469        $187,787         $187,787        $960,469
     5      $55,000        $319,105     $198,561      $198,561       $960,469        $239,057         $239,057        $960,469
     6      $55,000        $392,810     $235,255      $235,255       $960,469        $292,239         $292,239        $960,469
     7      $55,000        $470,201     $270,959      $270,959       $960,469        $347,421         $347,421        $960,469
     8           $0        $493,711     $257,966      $257,966       $960,469        $354,076         $354,076        $960,469
     9           $0        $518,397     $244,591      $244,591       $960,469        $360,545         $360,545        $960,469
    10           $0        $544,316     $230,758      $230,758       $960,469        $366,779         $366,779        $960,469
    15           $0        $694,701     $152,222      $152,222       $960,469        $392,947         $392,947        $960,469
    20           $0        $886,634      $46,402       $46,402       $960,469        $403,556         $403,556        $960,469
    25           $0      $1,131,595           $0            $0             $0        $385,869         $385,869        $960,469
    30           $0      $1,444,234           $0            $0             $0        $290,731         $290,731        $960,469
    35           $0      $1,843,249           $0            $0             $0              $0               $0              $0
    40           $0      $2,352,504           $0            $0             $0              $0               $0              $0
    45           $0      $3,002,458           $0            $0             $0              $0               $0              $0
    50           $0      $3,831,981           $0            $0             $0              $0               $0              $0
    55           $0      $4,890,687           $0            $0             $0              $0               $0              $0


                              12%
          =============================================

            CONTRACT       SURRENDER         DEATH
 YEAR          VALUE          VALUE          BENEFIT
-------   -------------- --------------  --------------
     1          $47,258        $47,258        $960,469
     2          $99,029        $99,029        $960,469
     3         $155,804       $155,804        $960,469
     4         $218,130       $218,130        $960,469
     5         $286,609       $286,609        $960,469
     6         $361,922       $361,922        $960,469
     7         $444,309       $444,309      $1,053,853
     8         $481,021       $481,021      $1,108,718
     9         $520,627       $520,627      $1,166,642
    10         $563,325       $563,325      $1,227,782
    15         $831,526       $831,526      $1,587,817
    20       $1,215,414     $1,215,414      $2,056,691
    25       $1,759,015     $1,759,015      $2,674,239
    30       $2,500,119     $2,500,119      $3,609,032
    35       $3,393,942     $3,393,942      $4,558,364
    40       $4,455,344     $4,455,344      $5,413,429
    45       $5,896,177     $5,896,177      $6,844,750
    50       $7,714,500     $7,714,500      $8,524,482
    55       $9,615,062     $9,615,062      $9,730,443


These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                    COLI III
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                 HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES
                           WITHOUT INSURED TERM RIDER

MALE ISSUE AGE 45                         TOTAL FACE AMOUNT:           960,469
GUARANTEED ISSUE, NON-SMOKER              BASE FACE AMOUNT:            960,469
ANNUAL PREMIUM:     $55,000               TERM FACE AMOUNT:                  0

                                                        0%                                            6%
                                     =========================================   ==============================================
           ANNUAL         TOTAL
          PREMIUM     PREMIUMS WITH    CONTRACT     SURRENDER        DEATH          CONTRACT       SURRENDER          DEATH
 YEAR      OUTLAY      5% INTEREST       VALUE        VALUE         BENEFIT          VALUE           VALUE           BENEFIT
------- ------------ --------------- ------------ ------------- --------------   ------------- ----------------  --------------
  1        $55,000         $57,750      $46,694      $52,194       $960,469         $49,600          $55,100       $960,469
  2        $55,000        $118,388      $92,299     $102,199       $960,469        $101,035         $110,935       $960,469
  3        $55,000        $182,057     $137,952     $149,502       $960,469        $155,579         $167,129       $960,469
  4        $55,000        $248,910     $182,672     $192,352       $960,469        $212,333         $222,013       $960,469
  5        $55,000        $319,105     $226,732     $234,982       $960,469        $271,663         $279,913       $960,469
  6        $55,000        $392,810     $269,938     $274,888       $960,469        $333,490         $338,440       $960,469
  7        $55,000        $470,201     $312,369     $314,294       $960,469        $398,004         $399,929       $960,469
  8             $0        $493,711     $304,168     $304,168       $960,469        $412,428         $412,428       $960,469
  9             $0        $518,397     $295,902     $295,902       $960,469        $427,367         $427,367       $960,469
  10            $0        $544,316     $287,505     $287,505       $960,469        $442,797         $442,797       $965,089
  15            $0        $694,701     $237,293     $237,293       $960,469        $523,309         $523,309       $999,271
  20            $0        $886,634     $169,220     $169,220       $960,469        $610,823         $610,823     $1,033,618
  25            $0      $1,131,595      $74,454      $74,454       $960,469        $710,891         $710,891     $1,080,772
  30            $0      $1,444,234           $0           $0             $0        $848,349         $848,349     $1,224,630
  35            $0      $1,843,249           $0           $0             $0        $996,606         $996,606     $1,338,529
  40            $0      $2,352,504           $0           $0             $0      $1,156,413       $1,156,413     $1,405,090
  45            $0      $3,002,458           $0           $0             $0      $1,346,941       $1,346,941     $1,563,637
  50            $0      $3,831,981           $0           $0             $0      $1,563,580       $1,563,580     $1,727,748
  55            $0      $4,890,687           $0           $0             $0      $1,847,663       $1,847,663     $1,869,835


                              12%
          =============================================

            CONTRACT       SURRENDER         DEATH
 YEAR          VALUE          VALUE          BENEFIT
-------   -------------- --------------  --------------
  1              $52,508         $58,008       $960,469
  2             $110,124        $120,024       $960,469
  3             $174,647        $186,197       $960,469
  4             $245,709        $255,389       $960,469
  5             $324,268        $332,518       $960,469
  6             $410,903        $415,853     $1,003,318
  7             $506,088        $508,013     $1,200,385
  8             $555,029        $555,029     $1,279,301
  9             $608,724        $608,724     $1,364,053
  10            $667,566        $667,566     $1,454,979
  15          $1,048,978      $1,048,978     $2,003,048
  20          $1,629,198      $1,629,198     $2,756,886
  25          $2,508,516      $2,508,516     $3,813,710
  30          $3,958,834      $3,958,834     $5,714,751
  35          $6,150,121      $6,150,121     $8,260,155
  40          $9,436,914      $9,436,914    $11,466,246
  45         $14,534,884     $14,534,884    $16,873,247
  50         $22,310,961     $22,310,961    $24,653,495
  55         $34,861,463     $34,861,463    $35,279,799


These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                    COLI III
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES
                             WITH INSURED TERM RIDER

MALE ISSUE AGE 45                       TOTAL FACE AMOUNT:           960,469
GUARANTEED ISSUE, NON-SMOKER            BASE FACE AMOUNT:            624,305
ANNUAL PREMIUM:     $55,000             TERM FACE AMOUNT:            336,164

                                                        0%                                            6%
                                     =========================================   ==============================================
           ANNUAL         TOTAL
          PREMIUM     PREMIUMS WITH    CONTRACT     SURRENDER        DEATH          CONTRACT       SURRENDER          DEATH
 YEAR      OUTLAY      5% INTEREST       VALUE        VALUE         BENEFIT          VALUE           VALUE           BENEFIT
------- ------------ --------------- ------------ ------------- --------------   ------------- ----------------  --------------
     1         $55,000         $57,750      $42,764      $42,764        $960,469        $45,546          $45,546       $960,469
     2         $55,000        $118,388      $84,434      $84,434        $960,469        $92,687          $92,687       $960,469
     3         $55,000        $182,057     $125,047     $125,047        $960,469       $141,516         $141,516       $960,469
     4         $55,000        $248,910     $164,629     $164,629        $960,469       $192,122         $192,122       $960,469
     5         $55,000        $319,105     $203,196     $203,196        $960,469       $244,595         $244,595       $960,469
     6         $55,000        $392,810     $240,764     $240,764        $960,469       $299,038         $299,038       $960,469
     7         $55,000        $470,201     $277,327     $277,327        $960,469       $355,542         $355,542       $960,469
     8              $0        $493,711     $264,407     $264,407        $960,469       $362,768         $362,768       $960,469
     9              $0        $518,397     $251,084     $251,084        $960,469       $369,826         $369,826       $960,469
    10              $0        $544,316     $237,283     $237,283        $960,469       $376,670         $376,670       $960,469
    15              $0        $694,701     $158,510     $158,510        $960,469       $406,263         $406,263       $960,469
    20              $0        $886,634      $51,388      $51,388        $960,469       $421,192         $421,192       $960,469
    25              $0      $1,131,595           $0           $0              $0       $407,194         $407,194       $960,469
    30              $0      $1,444,234           $0           $0              $0       $317,354         $317,354       $960,469
    35              $0      $1,843,249           $0           $0              $0        $17,830          $17,830       $960,469
    40              $0      $2,352,504           $0           $0              $0             $0               $0             $0
    45              $0      $3,002,458           $0           $0              $0             $0               $0             $0
    50              $0      $3,831,981           $0           $0              $0             $0               $0             $0
    55              $0      $4,890,687           $0           $0              $0             $0               $0             $0


                              12%
          =============================================

               CONTRACT       SURRENDER         DEATH
 YEAR            VALUE          VALUE          BENEFIT
-------     -------------- --------------  --------------
     1            $48,332         $48,332       $960,469
     2           $101,283        $101,283       $960,469
     3           $159,362        $159,362       $960,469
     4           $223,129        $223,129       $960,469
     5           $293,204        $293,204       $960,469
     6           $370,292        $370,292       $960,469
     7           $454,444        $454,444     $1,077,893
     8           $492,211        $492,211     $1,134,511
     9           $532,932        $532,932     $1,194,216
    10           $576,804        $576,804     $1,257,161
    15           $851,817        $851,817     $1,626,564
    20         $1,243,960      $1,243,960     $2,104,997
    25         $1,794,272      $1,794,272     $2,727,842
    30         $2,540,019      $2,540,019     $3,666,630
    35         $3,428,753      $3,428,753     $4,605,119
    40         $4,470,494      $4,470,494     $5,431,837
    45         $5,877,730      $5,877,730     $6,823,335
    50         $7,637,251      $7,637,251     $8,439,122
    55         $9,436,910      $9,436,910     $9,550,153


These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                                    COLI III
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                 HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES
                             WITH INSURED TERM RIDER

MALE ISSUE AGE 45                           TOTAL FACE AMOUNT:          960,469
GUARANTEED ISSUE, NON-SMOKER                BASE FACE AMOUNT:           624,305
ANNUAL PREMIUM:     $55,000                 TERM FACE AMOUNT:           336,164

                                                        0%                                            6%
                                     =========================================   ==============================================
           ANNUAL         TOTAL
          PREMIUM     PREMIUMS WITH    CONTRACT     SURRENDER        DEATH          CONTRACT       SURRENDER          DEATH
 YEAR      OUTLAY      5% INTEREST       VALUE        VALUE         BENEFIT          VALUE           VALUE           BENEFIT
------- ------------ --------------- ------------ ------------- --------------   ------------- ----------------  --------------
     1     $55,000         $57,750      $47,660      $53,160       $960,469          $50,615          $56,115       $960,469
     2     $55,000        $118,388      $94,292     $104,192       $960,469         $103,191         $113,091       $960,469
     3     $55,000        $182,057     $140,655     $152,205       $960,469         $158,607         $170,157       $960,469
     4     $55,000        $248,910     $186,169     $195,849       $960,469         $216,373         $226,053       $960,469
     5     $55,000        $319,105     $231,202     $239,452       $960,469         $276,962         $285,212       $960,469
     6     $55,000        $392,810     $275,557     $280,507       $960,469         $340,309         $345,259       $960,469
     7     $55,000        $470,201     $319,123     $321,048       $960,469         $406,414         $408,339       $963,969
     8          $0        $493,711     $311,188     $311,188       $960,469         $421,579         $421,579       $971,709
     9          $0        $518,397     $303,186     $303,186       $960,469         $437,269         $437,269       $979,849
    10          $0        $544,316     $295,052     $295,052       $960,469         $453,458         $453,458       $988,325
    15          $0        $694,701     $246,224     $246,224       $960,469         $538,059         $538,059     $1,027,435
    20          $0        $886,634     $179,728     $179,728       $960,469         $630,200         $630,200     $1,066,408
    25          $0      $1,131,595      $85,135      $85,135       $960,469         $733,453         $733,453     $1,115,073
    30          $0      $1,444,234           $0           $0             $0         $875,284         $875,284     $1,263,512
    35          $0      $1,843,249           $0           $0             $0       $1,028,258       $1,028,258     $1,381,042
    40          $0      $2,352,504           $0           $0             $0       $1,193,151       $1,193,151     $1,449,729
    45          $0      $3,002,458           $0           $0             $0       $1,389,743       $1,389,743     $1,613,324
    50          $0      $3,831,981           $0           $0             $0       $1,613,276       $1,613,276     $1,782,662
    55          $0      $4,890,687           $0           $0             $0       $1,906,398       $1,906,398     $1,929,275


                              12%
          =============================================

               CONTRACT       SURRENDER         DEATH
 YEAR            VALUE          VALUE          BENEFIT
-------     -------------- --------------  --------------
     1           $53,571          $59,071       $960,469
     2          $112,447         $122,347       $960,469
     3          $178,024         $189,574       $960,469
     4          $250,357         $260,037       $960,469
     5          $330,535         $338,785       $960,469
     6          $419,139         $424,089     $1,023,426
     7          $516,476         $518,401     $1,225,025
     8          $566,830         $566,830     $1,306,503
     9          $622,077         $622,077     $1,393,974
    10          $682,619         $682,619     $1,487,788
    15        $1,075,117       $1,075,117     $2,052,961
    20        $1,672,279       $1,672,279     $2,829,787
    25        $2,574,859       $2,574,859     $3,914,572
    30        $4,063,543       $4,063,543     $5,865,904
    35        $6,312,799       $6,312,799     $8,478,646
    40        $9,686,541       $9,686,541    $11,769,553
    45       $14,919,374      $14,919,374    $17,319,594
    50       $22,901,161      $22,901,161    $25,305,664
    55       $35,783,675      $35,783,675    $36,213,076


These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to Travelers Life & Annuity, P.O. Box 990028, Hartford, CT 06199-0028, call 1-877-942-2654 or access the SEC's website (http://www.sec.gov).

To obtain free copies of personalized illustrations of Death Benefits, Cash Surrender Values, and Contract Values please contact your agent or registered representative.

The SAI and additional information about the Registrant can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Registrant are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-09215

                            Travelers Life & Annuity
                            One Cityplace
                            Hartford, CT 06103-3415
                            www.travelers.com



L-16299                                                                   05/05

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                 TRAVELERS CORPORATE VARIABLE LIFE SERIES I & 2
                     TRAVELERS CORPORATE VARIABLE LIFE 2000
                        TRAVELERS CORPORATE BENEFIT LIFE
              TRAVELERS LIFE & ANNUITY CORPORATE VARIABLE LIFE III
                    TRAVELERS LIFE & ANNUITY CORPORATE SELECT
       TRAVELERS LIFE & ANNUITY CORPORATE OWNED VARIALBE LIFE INSURANCE IV




                  PART B - STATEMENT OF ADDITIONAL INFORMATION
                                      (SAI)


                                      DATED


                                   MAY 2, 2005


                                       FOR


              THE TRAVELERS FUND UL III FOR VARIABLE LIFE INSURANCE
                                  (REGISTRANT)


                                    ISSUED BY


                         THE TRAVELERS INSURANCE COMPANY
                                   (DEPOSITOR)

This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains additional information about the Policies and The Travelers Insurance Company. You should read this SAI in conjunction with the prospectuses for the Flexible Premium Variable Life Insurance Contract dated May 2, 2005 ("the Contract"). The defined terms used in this SAI are as defined in the prospectus.

Copies of the prospectuses may be obtained by writing to The Travelers Insurance Company, One Cityplace, Hartford, Connecticut 06103-3415, or by calling 1-877-942-2654 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

                                                                           PAGE
GENERAL INFORMATION AND HISTORY............................................   3
   The Depositor...........................................................   3
   State Regulation........................................................   3
   The Registrant..........................................................   3
   Registration Statement..................................................   3
   The Custodian...........................................................   3
UNDERWRITING AND SERVICE AGREEMENTS........................................   3
   Distribution and Principal Underwriting Agreement.......................   3
   Compensation............................................................   4
   Distribution and Service Fees (12b-1 fees) .............................   4
VALUATION OF ASSETS........................................................   4
   Investment Options......................................................   4
   The Contract Value......................................................   5
   Accumulation Unit Value.................................................   5
ADDITIONAL INFORMATION ABOUT CONTRACT CHARGES..............................   5
   Special Purchase Plans..................................................   5
   Underwriting Procedures.................................................   5
   Increases and Decreases in Stated Amount................................   5
RESTRICTIONS ON FINANCIAL TRANSACTIONS.....................................   6
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................   6
FINANCIAL STATEMENTS ......................................................   6

                         GENERAL INFORMATION AND HISTORY

THE DEPOSITOR. The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415, and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary Citigroup Insurance Holding Corporation which is an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer, Global Corporate, Global Investment Management and Private Banking, and Investment Activities.

On January 31, 2005, CITIGROUP INC. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, INC. The proposed sale would include the following insurance company that issues the variable life insurance contract described in your prospectus:

o    The Travelers Insurance Company ("TIC")

The proposed sale would also include TIC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, The Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Travelers Insurance Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable life insurance contract, and The Travelers Insurance Company will remain fully responsible for its contractual obligations to variable life insurance contract owners.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the Commissioner). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE REGISTRANT. The Travelers Insurance Company sponsors a separate account: The Travelers Fund UL III for Variable Life Insurance (Fund UL III). Fund UL III was established under the laws of Connecticut on January 15, 1999. Fund UL III is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "a separate account." Separate accounts are primarily designed to keep policy assets separate from other company assets.

REGISTRATION STATEMENT. Registration Statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statements, their amendments and exhibits, contain information beyond that found in the prospectuses and the SAI.

THE CUSTODIAN. The Company holds title to the assets in the Separate Account.

                       UNDERWRITING AND SERVICE AGREEMENTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Travelers Distribution LLC ("TDLLC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. TDLLC also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.


TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The following table shows the amount of commissions paid to and the amount of commissions retained by TDLLC over the past three years.

                         TDLLC UNDERWRITING COMMISSIONS

--------------------------------------------------------------------------------
                     UNDERWRITING COMMISSIONS
                      PAID TO TDLLC BY THE             AMOUNT OF UNDERWRITING
 YEAR                        COMPANY               COMMISSIONS RETAINED BY TDLLC
--------------------------------------------------------------------------------

 2004                        $2,096                             $0
--------------------------------------------------------------------------------

 2003                        $2,272                             $0
--------------------------------------------------------------------------------

 2002                        $2,672                             $0
--------------------------------------------------------------------------------

The Policies are offered on a continuous basis. TDLLC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and TDLLC for providing administrative, marketing and other support and services to the Funds.


                               VALUATION OF ASSETS

INVESTMENT OPTIONS. The value of the assets of each Investment Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an Investment Option from one valuation period to the next. The net investment factor for an Investment Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Investment Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of an Investment Option is equal to (a) minus (b), divided by (c) where:

                  (a) = investment income plus capital gains and losses (whether realized or unrealized);

                  (b) = any deduction for applicable taxes (presently zero); and

                  (c) = the value of the assets of the Investment Option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. An Investment Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Investment Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Investment Option and takes into account the investment performance, expenses and the deduction of certain expenses.


                  ADDITIONAL INFORMATION ABOUT CONTRACT CHARGES

SPECIAL PURCHASE PLANS. We reserve the right to waive all or a part of any fee we charge under the Contract (excluding Fund expenses). Factors we consider include one or more of the following: size and type of group to whom the Contract is issues; amount of expected premiums; relationship with us or an affiliated company, receiving distributions or making transfers from other contracts we or one of our affiliates issue; type and frequency of administrative and sales service provided; or any other factor we determine relevant. Any fee modification will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued.

UNDERWRITING PROCEDURES. The Contract's cost of insurance depends on the insured's sex, issue age, risk class and length of time the Contract has been in force. The rates will vary depending on tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the Insured's attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables. The maximum rates for the tables-rated substandard insureds are based on a multiple (shown in the schedule pages of the Contract) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender and risk class.

The cost of insurance rates, Policy charges, and payment options for Contracts issued in Montana, and perhaps other states are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

INCREASES AND DECREASES IN STATED AMOUNT. After the first Policy Year, You may request in writing to change the Stated Amount. When your Stated Amount changes, your policy charges and possibly your Death Benefit will also change. If you increase or decrease your Stated Amount your Contract may become a modified endowment contract (MEC) under federal tax law (please see the Federal Income Taxes section of the Prospectus for more information and consult your tax adviser for information on the impact a modified endowment contract may effect you).

Under some circumstances you will need to provide evidence that the insured(s) is still insurable and that an insurable interest continues to exist. Any change in Stated Amount will be effective on either the next or prior Monthly Deduction Date after the change has been approved by us.

When we increase the Stated Amount we issue an additional insurance segment. Each insurance segment has its own issue age, risk class and in certain instances, charges. After an increase in Stated Amount, different cost of insurance rates may apply to different segments of Stated Amount. If this happens we will attribute your Cash Value proportionately to each segment to compute our insurance risk and to calculate the cost of insurance charge. In addition, premiums received after an increase in Stated Amount has been effective will not be added together with premium received before the requested increase for purposes of determining the Sales Expense Charge.



                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to freeze a Policy Owner's account and refuse to pay any request for transfers, withdrawals, surrenders, loan or death benefit until instructions are received from the appropriate regulators.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of The Travelers Fund UL III for Variable Life Insurance as of December 31, 2004, and for each of the years in the two-year period ended December 31, 2004, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports refer to changes in The Travelers Insurance Company's methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, for variable interest entities in 2003, and for goodwill and intangible assets in 2002.

                              FINANCIAL STATEMENTS

The financial statements of The Travelers Insurance Company and The Travelers Fund UL III for Variable Life Insurance follow this page of the SAI. The financial statements of the Company only bear on the the Company's ability to meet its obligations under the contracts and should not be considered as bearing on the investment performance of the Separate Account.

ANNUAL REPORT
DECEMBER 31, 2004



















                           THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

















   The Travelers Insurance Company
   The Travelers Life and Annuity Company
   One Cityplace
   Hartford, CT  06103

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                                   CAPITAL      DREYFUS STOCK INDEX                            MONEY MARKET
                                            APPRECIATION FUND   FUND-INITIAL SHARES  HIGH-YIELD BOND TRUST       PORTFOLIO
                                           -------------------- -------------------- ---------------------- --------------------
ASSETS:
  Investments at market value:                    $ 20,876,476          $ 22,611,703         $ 35,578,806         $ 132,444,041

  Receivables:
    Dividends .......................                       --                    --                   --               116,706
                                           --------------------  -------------------- --------------------  --------------------

      Total Assets ..................               20,876,476            22,611,703           35,578,806           132,560,747
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

      Total Liabilities .............                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                       $ 20,876,476          $ 22,611,703         $ 35,578,806         $ 132,560,747
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                           ALLIANCEBERNSTEIN     ALLIANCEBERNSTEIN
                                            GROWTH AND INCOME     PREMIERE GROWTH          VP ULTRA FUND     GLOBAL GROWTH FUND
                                           PORTFOLIO - CLASS B   PORTFOLIO - CLASS B         - CLASS I        - CLASS 2 SHARES
                                           --------------------  -------------------- --------------------  -------------------
ASSETS:
  Investments at market value:                     $ 1,004,094          $ 13,497,693          $ 6,851,944           $ 7,871,278

  Receivables:
    Dividends .......................                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

      Total Assets ..................                1,004,094            13,497,693            6,851,944             7,871,278
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

      Total Liabilities .............                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                        $ 1,004,094          $ 13,497,693          $ 6,851,944           $ 7,871,278
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                CREDITE SUISSE      DELAWARE VIP REIT     DELAWARE VIP SMALL      DREYFUS VIF
   GROWTH FUND          GROWTH-INCOME FUND     EMERGING MARKETS     SERIES - STANDARD      CAP VALUE SERIES  APPRECIATION PORTFOLIO
- CLASS 2 SHARES         CLASS 2 SHARES           PORTFOLIO                CLASS            STANDARD CLASS     - INITIAL SHARES
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

        $ 34,379,048          $ 25,532,726         $ 14,647,530          $ 37,379,614              $ 76,206          $ 6,301,667


                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

          34,379,048            25,532,726           14,647,530            37,379,614                76,206            6,301,667
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

        $ 34,379,048          $ 25,532,726         $ 14,647,530          $ 37,379,614              $ 76,206          $ 6,301,667
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                              DREYFUS VIF                             TEMPLETON DEVELOPING
                                            DEVELOPING LEADERS    FRANKLIN SMALL CAP   MARKETS SECURITIES    TEMPLETON FOREIGN
                                           PORTFOLIO - INITIAL   PORTFOLIO - CLASS 2     FUND - CLASS 2       SECURITIES FUND
                                                 SHARES                SHARES                SHARES          - CLASS 2 SHARES
                                           --------------------  -------------------- --------------------  -------------------
ASSETS:
  Investments at market value:                    $ 21,633,271          $ 15,777,779          $ 2,445,148          $ 17,075,132

  Receivables:
    Dividends .......................                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

      Total Assets ..................               21,633,271            15,777,779            2,445,148            17,075,132
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

      Total Liabilities .............                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                       $ 21,633,271          $ 15,777,779          $ 2,445,148          $ 17,075,132
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

  TEMPLETON GLOBAL
  INCOME SECURITIES     TEMPLETON GROWTH        EQUITY INDEX                                                   GLOBAL TECHNOLOGY
   FUND - CLASS 1        SECURITIES FUND         PORTFOLIO -          FUNDAMENTAL        BALANCED PORTFOLIO   PORTFOLIO - SERVICE
       SHARES           - CLASS 2 SHARES       CLASS I SHARES        VALUE PORTFOLIO      - SERVICE SHARES           SHARES
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
           $ 146,308              $ 10,796         $ 80,454,970           $ 4,681,357          $ 11,689,944          $ 1,184,619


                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

             146,308                10,796           80,454,970             4,681,357            11,689,944            1,184,619
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

           $ 146,308              $ 10,796         $ 80,454,970           $ 4,681,357          $ 11,689,944          $ 1,184,619
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                             WORLDWIDE GROWTH
                                            PORTFOLIO - SERVICE   GROWTHS AND INCOME    MID-CAP VALUE            PIMCO LOW
                                                  SHARES              PORTFOLIO           PORTFOLIO          DURATION PORTFOLIO
                                           --------------------  -------------------- --------------------  -------------------
ASSETS:
  Investments at market value:                     $ 2,020,665           $ 1,524,940          $ 6,755,305           $ 2,349,757

  Receivables:
    Dividends .......................                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

      Total Assets ..................                2,020,665             1,524,940            6,755,305             2,349,757
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

      Total Liabilities .............                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                        $ 2,020,665           $ 1,524,940          $ 6,755,305           $ 2,349,757
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

    REAL RETURN           TOTAL RETURN          PIONEER MID CAP                              PUTNAM VT            PUTNAM VT
    PORTFOLIO -            PORTFOLIO -             VALUE VCT       PUTNAM VT DISCOVERY  INTERNATIONAL EQUITY      SMALL CAP
  ADMINISTRATIVE         ADMINISTRATIVE          PORTFOLIO -       GROWTH FUND - CLASS     FUND - CLASS IB       VALUE FUND -
       CLASS                 CLASS             CLASS II SHARES         IB SHARES              SHARES           CLASS IB SHARES
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
        $ 21,547,137         $ 126,939,038          $ 5,595,451             $ 412,400          $ 14,576,267         $ 29,862,674


                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

          21,547,137           126,939,038            5,595,451               412,400            14,576,267           29,862,674
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

        $ 21,547,137         $ 126,939,038          $ 5,595,451             $ 412,400          $ 14,576,267         $ 29,862,674
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                             ALL CAP FUND -         INVESTORS FUND -     STRATEGIC BOND       TOTAL RETURN
                                                 CLASS I                CLASS I          FUND - CLASS I      FUND - CLASS I
                                           --------------------  -------------------- --------------------  -------------------
ASSETS:
  Investments at market value:                     $ 7,404,986          $ 27,970,050          $ 4,895,554             $ 424,967

  Receivables:
    Dividends .......................                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

      Total Assets ..................                7,404,986            27,970,050            4,895,554               424,967
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

      Total Liabilities .............                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                        $ 7,404,986          $ 27,970,050          $ 4,895,554             $ 424,967
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

  EAFE(R) EQUITY             SMALL CAP          CONVERTIBLE           DISCIPLINED
   INDEX FUND -            INDEX FUND -         SECURITIES           MID CAP STOCK         EQUITY INCOME         LARGE CAP
  CLASS A SHARES          CLASS A SHARES         PORTFOLIO            PORTFOLIO               PORTFOLIO          PORTFOLIO
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
        $ 13,260,016          $ 34,266,524          $ 4,313,728          $ 27,202,404          $ 41,754,027         $ 25,363,776


                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

          13,260,016            34,266,524            4,313,728            27,202,404            41,754,027           25,363,776
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

        $ 13,260,016          $ 34,266,524          $ 4,313,728          $ 27,202,404          $ 41,754,027         $ 25,363,776
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                   MERRILL LYNCH
                                           LAZARD INTERNATIONAL    LARGE CAP CORE         MFS EMERGING         MFS MID CAP
                                              STOCK PORTFOLIO         PORTFOLIO         GROWTH PORTFOLIO     GROWTH PORTFOLIO
                                           --------------------  -------------------- --------------------  -------------------
ASSETS:
  Investments at market value:                    $ 11,477,937           $ 1,101,429         $ 13,588,601          $ 14,811,958

  Receivables:
    Dividends .......................                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

      Total Assets ..................               11,477,937             1,101,429           13,588,601            14,811,958
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

      Total Liabilities .............                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                       $ 11,477,937           $ 1,101,429         $ 13,588,601          $ 14,811,958
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                              U.S. GOVERNMENT         AIM CAPITAL                                SMITH BARNEY
  SOCIAL AWARENESS      TRAVELERS QUALITY        SECURITIES           APPRECIATION           MFS TOTAL            AGGRESSIVE
   STOCK PORTFOLIO        BOND PORTFOLIO         PORTFOLIO              PORTFOLIO         RETURN PORTFOLIO     GROWTH PORTFOLIO
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
         $ 1,868,392          $ 26,907,834         $ 24,475,133          $ 12,015,971          $ 52,391,883          $ 2,200,814


                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

           1,868,392            26,907,834           24,475,133            12,015,971            52,391,883            2,200,814
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------




                  --                    --                   --                    --                    --                   --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

         $ 1,868,392          $ 26,907,834         $ 24,475,133          $ 12,015,971          $ 52,391,883          $ 2,200,814
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                SMITH BARNEY
                                               INTERNATIONAL         SMITH BARNEY                               VAN KAMPEN
                                               ALL CAP GROWTH    LARGE CAPITALIZATION   STRATEGIC EQUITY        ENTERPRISE
                                                 PORTFOLIO         GROWTH PORTFOLIO         PORTFOLIO           PORTFOLIO
                                           --------------------  -------------------- --------------------  -------------------
ASSETS:
  Investments at market value:                     $ 1,772,981          $ 10,954,753          $ 5,601,601           $ 2,201,794

  Receivables:
    Dividends .......................                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

      Total Assets ..................                1,772,981            10,954,753            5,601,601             2,201,794
                                           --------------------  -------------------- --------------------  --------------------


LIABILITIES:

      Total Liabilities .............                       --                    --                   --                    --
                                           --------------------  -------------------- --------------------  --------------------

NET ASSETS:                                        $ 1,772,981          $ 10,954,753          $ 5,601,601           $ 2,201,794
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

    VIP OVERSEAS          ASSET MANAGER         CONTRAFUND(R)           MID CAP
 PORTFOLIO - SERVICE   PORTFOLIO - INITIAL   PORTFOLIO - SERVICE      PORTFOLIO -
       CLASS 2                CLASS                CLASS 2          SERVICE CLASS 2          COMBINED
---------------------  --------------------  -------------------  --------------------  --------------------
         $ 3,713,753           $ 3,789,175          $ 9,991,232           $ 9,797,916       $ 1,121,254,973


                  --                    --                   --                    --               116,706
---------------------  --------------------  -------------------  --------------------  --------------------

           3,713,753             3,789,175            9,991,232             9,797,916         1,121,371,679
---------------------  --------------------  -------------------  --------------------  --------------------




                  --                    --                   --                    --                    --
---------------------  --------------------  -------------------  --------------------  --------------------

         $ 3,713,753           $ 3,789,175          $ 9,991,232           $ 9,797,916       $ 1,121,371,679
=====================  ====================  ===================  ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                    DREYFUS STOCK
                                                 CAPITAL             INDEX FUND -          HIGH YIELD           MONEY MARKET
                                            APPRECIATION FUND       INITIAL SHARES         BOND TRUST            PORTFOLIO
                                           --------------------  -------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .........................              $        --             $ 336,330          $ 2,342,465           $ 1,481,723
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .................                   44,752                33,812               66,135               322,550
                                           --------------------  -------------------- --------------------  --------------------

      Net investment income (loss) ..                  (44,752)              302,518            2,276,330             1,159,173
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......                       --                    --               22,251                    --
    Realized gain (loss) on sale of
    investments .....................                 (244,108)              458,967              759,003                    --
                                           --------------------  -------------------- --------------------  --------------------

      Realized gain (loss) ..........                 (244,108)              458,967              781,254                    --
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ................                3,878,070             1,240,222             (401,748)                   --
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in
    net assets resulting
    from operations .................              $ 3,589,210           $ 2,001,707          $ 2,655,836           $ 1,159,173
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004


  ALLIANCEBERNSTEIN     ALLIANCEBERNSTEIN                            GLOBAL GROWTH
  GROWTH AND INCOME      PREMIER GROWTH        VP ULTRA FUND -       FUND - CLASS 2        GROWTH FUND -      GROWTH-INCOME FUND
 PORTFOLIO - CLASS B   PORTFOLIO - CLASS B         CLASS I               SHARES            CLASS 2 SHARES      - CLASS 2 SHARES
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

             $ 8,052             $      --            $      --           $    27,370           $    50,083          $   188,268
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


               1,704                21,927               11,823                13,387                42,177               22,676
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

               6,348               (21,927)             (11,823)               13,983                 7,906              165,592
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



                  --                    --                   --                    --                    --                   --
              13,539               280,986               14,254             1,277,715               775,664              372,356
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

              13,539               280,986               14,254             1,277,715               775,664              372,356
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


              59,964               668,135              625,744               125,192             2,562,013              806,820
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



            $ 79,851             $ 927,194            $ 628,175           $ 1,416,890           $ 3,345,583          $ 1,344,768
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                                                DREYFUSS VIF
                                              CREDIT SUISSE        DELAWARE VIP REIT   DELAWARE VIP SMALL       APPRECIATION
                                             EMERGING MARKETS      SERIES - STANDARD   CAP VALUE SERIES -        PORTFOLIO -
                                                 PORTFOLIO               CLASS           STANDARD CLASS        INITIAL SHARES
                                           --------------------  -------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .........................              $    30,674           $   484,142              $    --             $ 150,688
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .................                   18,792                51,807                   23                18,249
                                           --------------------  -------------------- --------------------  --------------------

      Net investment income (loss) ..                   11,882               432,335                  (23)              132,439
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......                       --               501,641                   --                    --
    Realized gain (loss) on sale of
    investments .....................                  445,638             1,235,307                  325               466,785
                                           --------------------  -------------------- --------------------  --------------------

      Realized gain (loss) ..........                  445,638             1,736,948                  325               466,785
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ................                1,742,035             5,325,351                4,496              (182,066)
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in
    net assets resulting
    from operations .................              $ 2,199,555           $ 7,494,634              $ 4,798             $ 417,158
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                 TEMPLETON
    DREYFUS VIF                                  DEVELOPING            TEMPLETON         TEMPLETON GLOBAL
 DEVELOPING LEADERS     FRANKLIN SMALL CAP   MARKETS SECURITIES         FOREIGN          INCOME SECURITIES    TEMPLETON GROWTH
 PORTFOLIO - INITIAL     FUND - CLASS 2        FUND - CLASS 2      SECURITIES FUND -       FUND - CLASS 1      SECURITIES FUND -
       SHARES                SHARES                SHARES            CLASS 2 SHARES            SHARES           CLASS 2 SHARES
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
         $    41,359           $        --            $  35,883           $    71,669              $     --                $  --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


              39,160                25,012                3,088                15,872                    54                    5
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

               2,199               (25,012)              32,795                55,797                   (54)                  (5)
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



                  --                    --                   --                    --                    --                   --
           1,313,715               580,719               37,265               108,239                 1,821                   17
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

           1,313,715               580,719               37,265               108,239                 1,821                   17
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


             921,116               942,463              286,281             1,763,662                 8,696                  983
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



         $ 2,237,030           $ 1,498,170            $ 356,341           $ 1,927,698              $ 10,463                $ 995
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                              EQUITY INDEX                                 BALANCED          GLOBAL TECHNOLOGY
                                              PORTFOLIO -            FUNDAMENTAL          PORTFOLIO -           PORTFOLIO -
                                              CLASS I SHARES       VALUE PORTFOLIO       SERVICE SHARES        SERVICE SHARES
                                           --------------------  -------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .........................              $ 1,225,839              $ 30,104            $ 256,802             $     --
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .................                  138,906                 9,784               22,570                 2,148
                                           --------------------  -------------------- --------------------  --------------------

      Net investment income (loss) ..                1,086,933                20,320              234,232                (2,148)
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......                       --               105,947                   --                    --
    Realized gain (loss) on sale of
    investments .....................                1,119,578               425,289              336,529                29,353
                                           --------------------  -------------------- --------------------  --------------------

      Realized gain (loss) ..........                1,119,578               531,236              336,529                29,353
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ................                4,760,079              (284,700)             292,598               (39,003)
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in
    net assets resulting
    from operations .................              $ 6,966,590             $ 266,856            $ 863,359             $ (11,798)
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                           REAL RETURN          TOTAL RETURN
  WORLDWIDE GROWTH                                                                         PORTFOLIO -           PORTFOLIO -
 PORTFOLIO - SERVICE     GROWTH AND INCOME      MID-CAP VALUE           PIMCO LOW         ADMINISTRATIVE        ADMINISTRATIVE
       SHARES                PORTFOLIO            PORTFOLIO        DURATION PORTFOLIO          CLASS                 CLASS
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
            $ 30,083              $ 12,041            $  18,054               $ 3,824           $   166,655          $ 1,886,092
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


               9,043                 2,876                7,163                   337                32,187              201,805
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

              21,040                 9,165               10,891                 3,487               134,468            1,684,287
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



                  --                12,240               91,971                 5,974               637,516            1,744,500
              63,418                 4,646               16,819                   (58)               87,715              278,155
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

              63,418                16,886              108,790                 5,916               725,231            2,022,655
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


            (105,642)              138,005              745,605                (4,212)              429,488              793,613
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



           $ (21,184)            $ 164,056            $ 865,286               $ 5,191           $ 1,289,187          $ 4,500,555
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                             PIONEER MID CAP         PUTNAM VT             PUTNAM VT              PUTNAM VT
                                                VALUE VCT             DISCOVERY          INTERNATIONAL         SMALL CAP VALUE
                                           PORTFOLIO - CLASS II     GROWTH FUND -         EQUITY FUND -        FUND - CLASS IB
                                                  SHARES           CLASS IB SHARES       CLASS IB SHARES           SHARES
                                           --------------------  -------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .........................                $   7,552              $     --          $   164,636           $    61,390
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .................                    5,735                   731               23,185                38,909
                                           --------------------  -------------------- --------------------  --------------------

      Net investment income (loss) ..                    1,817                  (731)             141,451                22,481
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......                   26,459                    --                   --                    --
    Realized gain (loss) on sale of
    investments .....................                  134,989                 3,932            1,267,665             1,525,442
                                           --------------------  -------------------- --------------------  --------------------

      Realized gain (loss) ..........                  161,448                 3,932            1,267,665             1,525,442
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ................                  524,392                17,621              417,330             3,319,383
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in
    net assets resulting
    from operations .................                $ 687,657              $ 20,822          $ 1,826,446           $ 4,867,306
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                           EAFE(R) EQUITY         SMALL CAP
      ALL CAP           INVESTORS FUND -      STRATEGIC BOND         TOTAL RETURN           INDEX FUND -         INDEX FUND -
    FUND - CLASS I            CLASS I          FUND - CLASS I        FUND - CLASS I        CLASS A SHARES       CLASS A SHARES
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
           $  39,071           $   386,429            $ 223,269              $  7,599           $   302,660          $   109,307
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


              13,247                46,811               15,420                   891                22,055               51,548
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

              25,824               339,618              207,849                 6,708               280,605               57,759
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



                  --                    --               83,539                 7,563                    --                   --
             353,294               582,392               59,775                28,672               369,722              799,927
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

             353,294               582,392              143,314                36,235               369,722              799,927
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


             105,590             1,450,395              (77,579)              (16,102)            1,208,688            3,604,536
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



           $ 484,708           $ 2,372,405            $ 273,584              $ 26,841           $ 1,859,015          $ 4,462,222
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                              SB GOVERNMENT         CONVERTIBLE           DISCIPLINED
                                               PORTFOLIO -           SECURITIES          MID CAP STOCK         EQUITY INCOME
                                              CLASS A SHARES          PORTFOLIO            PORTFOLIO             PORTFOLIO
                                           --------------------  -------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .........................              $        --             $  87,114          $    68,946           $   525,073
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .................                       --                 7,903               43,516                77,066
                                           --------------------  -------------------- --------------------  --------------------

      Net investment income (loss) ..                       --                79,211               25,430               448,007
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......                       --                    --              725,520             1,858,986
    Realized gain (loss) on sale of
    investments .....................                        7               166,746            1,096,693               752,314
                                           --------------------  -------------------- --------------------  --------------------

      Realized gain (loss) ..........                        7               166,746            1,822,213             2,611,300
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ................                       --               (40,947)           1,626,888               452,804
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in
    net assets resulting
    from operations .................              $         7             $ 205,010          $ 3,474,531           $ 3,512,111
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                MERRILL LYNCH
                       LAZARD INTERNATIONAL     LARGE CAP CORE        MFS EMERGING          MFS MID CAP       SOCIAL AWARENESS
 LARGE CAP PORTFOLIO     STOCK PORTFOLIO           PORTFOLIO        GROWTH PORTFOLIO      GROWTH PORTFOLIO     STOCK PORTFOLIO
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
         $   196,199           $   165,404            $   5,616           $        --           $        --            $  13,335
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


              46,344                22,409                1,861                28,871                26,947                3,364
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

             149,855               142,995                3,755               (28,871)              (26,947)               9,971
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



                  --                    --                   --                    --                    --                   --
              23,474               163,757               25,808              (789,789)              395,718               30,487
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

              23,474               163,757               25,808              (789,789)              395,718               30,487
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


           1,205,954             1,249,311              138,416             2,353,839             1,294,025               63,659
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



         $ 1,379,283           $ 1,556,063            $ 167,979           $ 1,535,179           $ 1,662,796            $ 104,117
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                          AIM CAPITAL
                                             TRAVELERS QUALITY     U.S. GOVERNMENT        APPRECIATION            MFS TOTAL
                                              BOND PORTFOLIO     SECURITIES PORTFOLIO      PORTFOLIO          RETURN PORTFOLIO
                                           --------------------  -------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .........................              $ 1,282,304           $ 1,086,699            $  15,969           $ 1,302,448
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .................                   56,710                52,513               23,823                70,225
                                           --------------------  -------------------- --------------------  --------------------

      Net investment income (loss) ..                1,225,594             1,034,186               (7,854)            1,232,223
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......                       --                42,708                   --             1,328,244
    Realized gain (loss) on sale of
    investments .....................                  (93,822)             (209,909)             121,733               236,586
                                           --------------------  -------------------- --------------------  --------------------

      Realized gain (loss) ..........                  (93,822)             (167,201)             121,733             1,564,830
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ................                 (309,152)              449,078              497,756             1,081,422
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in
    net assets resulting
    from operations .................              $   822,620           $ 1,316,063            $ 611,635           $ 3,878,475
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                           SMITH BARNEY          SMITH BARNEY
    SMITH BARNEY           INTERNATIONAL            LARGE                                   VAN KAMPEN          VIP OVERSEAS
 AGGRESSIVE GROWTH        ALL CAP GROWTH       CAPITALIZATION          STRATEGIC            ENTERPRISE           PORTFOLIO -
     PORTFOLIO               PORTFOLIO         GROWTH PORTFOLIO     EQUITY PORTFOLIO         PORTFOLIO         SERVICE CLASS 2
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------
           $      --             $  15,315            $  39,193             $  78,813              $ 11,807            $      --
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


               3,464                 3,407               20,470                12,179                 4,113                2,475
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

              (3,464)               11,908               18,723                66,634                 7,694               (2,475)
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



               8,123                    --                   --                    --                    --                   --
              85,050               (36,761)             201,733              (251,136)              (31,007)              14,707
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------

              93,173               (36,761)             201,733              (251,136)              (31,007)              14,707
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------


              92,440               197,869             (240,915)              757,300               112,434              490,344
---------------------  --------------------  -------------------  --------------------  -------------------- --------------------



           $ 182,149             $ 173,016            $ (20,459)            $ 572,798              $ 89,121            $ 502,576
=====================  ====================  ===================  ====================  ==================== ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                              ASSET MANAGER         CONTRAFUND(R)          MID CAP
                                               PORTFOLIO -       PORTFOLIO - SERVICE     PORTFOLIO -
                                              INITIAL CLASS            CLASS 2          SERVICE CLASS 2          COMBINED
                                           --------------------  -------------------- --------------------  --------------------
INVESTMENT INCOME:
  Dividends .........................                $  78,733           $    13,787          $        --          $ 15,166,868
                                           --------------------  -------------------- --------------------  --------------------

EXPENSES:
  Insurance charges .................                    8,858                17,550               12,847             1,945,271
                                           --------------------  -------------------- --------------------  --------------------

      Net investment income (loss) ..                   69,875                (3,763)             (12,847)           13,221,597
                                           --------------------  -------------------- --------------------  --------------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ......                       --                    --                   --             7,203,182
    Realized gain (loss) on sale of
    investments .....................                   73,807               523,425              361,456            18,246,538
                                           --------------------  -------------------- --------------------  --------------------

      Realized gain (loss) ..........                   73,807               523,425              361,456            25,449,720
                                           --------------------  -------------------- --------------------  --------------------

    Change in unrealized gain (loss)
      on investments ................                    7,816               656,878            1,224,295            51,019,028
                                           --------------------  -------------------- --------------------  --------------------


  Net increase (decrease) in
    net assets resulting
    from operations .................                $ 151,498           $ 1,176,540          $ 1,572,904          $ 89,690,345
                                           ====================  ==================== ====================  ====================


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                         DREYFUS STOCK INDEX FUND -
                                        CAPITAL APPRECIATION FUND              INITIAL SHARES              HIGH YIELD BOND TRUST
                                       ----------------------------    -----------------------------   ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
Operations:
  Net investment income (loss) ......  $    (44,752)   $    (46,673)   $    302,518    $    108,878    $  2,276,330    $  1,978,672
  Realized gain (loss) ..............      (244,108)     (2,803,339)        458,967         301,390         781,254         171,104
  Change in unrealized gain (loss)
    on investments ..................     3,878,070       7,919,776       1,240,222       1,837,807        (401,748)      3,430,650
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ...............     3,589,210       5,069,764       2,001,707       2,248,075       2,655,836       5,580,426
                                       ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ......     2,033,039       4,806,737       8,223,341       3,912,908       7,576,172       5,655,548
  Participant transfers from other
    funding options .................     4,586,885       7,249,354       2,570,694       5,987,973       7,716,143       8,799,867
  Growth rate intra-fund
    transfers in ....................     1,521,476       6,046,038          39,343         206,629         498,354       3,503,584
  Contract surrenders ...............      (498,784)       (994,174)       (283,992)       (915,048)       (579,019)       (770,968)
  Participant transfers to other
    funding options .................   (13,112,552)    (10,623,826)     (1,605,568)     (5,788,719)    (11,679,606)     (5,650,257)
  Growth rate intra-fund
    transfers out ...................    (1,521,467)     (6,046,031)        (39,343)       (206,629)       (498,355)     (3,503,569)
  Other payments to participants ....        (5,056)         (3,045)        (29,569)             --          (9,070)         (3,140)
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting from
      unit transactions .............    (6,996,459)        435,053       8,874,906       3,197,114       3,024,619       8,031,065
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets ....................    (3,407,249)      5,504,817      10,876,613       5,445,189       5,680,455      13,611,491


NET ASSETS:
    Beginning of year ...............    24,283,725      18,778,908      11,735,090       6,289,901      29,898,351      16,286,860
                                       ------------    ------------    ------------    ------------    ------------    ------------
    End of year .....................  $ 20,876,476    $ 24,283,725    $ 22,611,703    $ 11,735,090    $ 35,578,806    $ 29,898,351
                                       ============    ============    ============    ============    ============    ============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                             ALLIANCEBERNSTEIN               ALLIANCEBERNSTEIN
                                                                                 GROWTH AND                   PREMEIR GROWTH
                                        MONEY MARKET PORTFOLIO           INCOME PORTFOLIO - CLASS B         PORTFOLIO - CLASS B
                                       ----------------------------    -----------------------------   ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
OPERATIONS:
  Net investment income (loss) ......  $  1,159,173    $    744,930    $      6,348    $        659    $    (21,927)   $    (14,717)
  Realized gain (loss) ..............            --              --          13,539          11,553         280,986          49,824
  Change in unrealized gain (loss)
    on investments ..................            --              --          59,964          29,756         668,135       1,581,687
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ...............     1,159,173         744,930          79,851          41,968         927,194       1,616,794
                                       ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ......    71,352,759      81,251,266          87,004          21,133       3,239,396       3,845,978
  Participant transfers from other
    funding options .................    51,815,758      36,745,240       1,461,530         287,265       1,461,405       2,595,599
  Growth rate intra-fund
    transfers in ....................     4,861,984      18,742,427           2,407          15,374          58,581           3,894
  Contract surrenders................    (5,523,696)     (9,804,513)        (14,327)         (2,772)       (167,082)       (226,226)
  Participant transfers to other
    funding options .................  (121,864,763)    (90,497,476)       (825,279)       (131,501)     (2,571,584)     (3,532,126)
  Growth rate intra-fund
    transfers out ...................    (4,862,006)    (18,742,068)         (2,407)        (15,374)        (58,581)         (3,894)
  Other payments to participants ....       (99,731)        (13,658)           (778)             --          (4,093)         (1,099)
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting from
      unit transactions .............    (4,319,695)     17,681,218         708,150         174,125       1,958,042       2,682,126
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets ....................    (3,160,522)     18,426,148         788,001         216,093       2,885,236       4,298,920


NET ASSETS:
    Beginning of year ...............   135,721,269     117,295,121         216,093              --      10,612,457       6,313,537
                                       ------------    ------------    ------------    ------------    ------------    ------------
    End of year .....................  $132,560,747    $135,721,269    $  1,004,094    $    216,093    $ 13,497,693    $ 10,612,457
                                       ============    ============    ============    ============    ============    ============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


             VP ULTRA                    GLOBAL GROWTH FUND -               GROWTH FUND -               GROWTH-INCOME FUND -
          FUND - CLASS I                    CLASS 2 SHARES                 CLASS 2 SHARES                  CLASS 2 SHARES
-------------------------------- ------------------------------- ------------------------------  ------------------------------
        2004             2003            2004            2003            2004           2003            2004            2003
        ----             ----            ----            ----            ----           ----            ----            ----
    $   (11,823)    $    (8,098)    $    13,983     $     6,383    $      7,906   $     (5,970)   $    165,592     $    46,922
         14,254        (107,643)      1,277,715          (2,319)        775,664         55,199         372,356          (2,819)

        625,744         998,074         125,192         889,830       2,562,013      2,602,096         806,820       1,154,930
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


        628,175         882,333       1,416,890         893,894       3,345,583      2,651,325       1,344,768       1,199,033
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


        646,230       1,879,330       1,898,797       3,024,701       5,193,931      5,112,916       4,232,687       2,075,633

        755,309         470,889      11,920,328         948,248      17,028,651      8,369,150      17,747,585       3,646,402
             --              --           8,633          15,592       1,042,142        224,031         676,896          72,076
        (76,970)        (73,652)        (87,287)       (107,817)       (371,219)      (590,635)     (1,298,234)       (100,916)

       (738,092)       (907,132)    (11,455,404)       (578,493)     (4,812,983)    (1,559,483)     (3,186,195)     (1,651,827)
             --              --          (8,633)        (15,592)     (1,042,146)      (224,031)       (676,904)        (72,076)
        (25,581)            (42)         (2,579)             --          (5,366)            --          (3,012)             --
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


        560,896       1,369,393       2,273,855       3,286,639      17,033,010     11,331,948      17,492,823       3,969,292
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------

      1,189,071       2,251,726       3,690,745       4,180,533      20,378,593     13,983,273      18,837,591       5,168,325



      5,662,873       3,411,147       4,180,533              --      14,000,455         17,182       6,695,135       1,526,810
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------
    $ 6,851,944     $ 5,662,873     $ 7,871,278     $ 4,180,533    $ 34,379,048   $ 14,000,455    $ 25,532,726     $ 6,695,135
================ =============== =============== =============== =============== ==============  ==============  ==============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                              CREDIT SUISSE                    DELAWARE VIP                    DELAWARE VIP
                                             EMERGING MARKETS                 REIT SERIES -                  SMALL CAP VALUE
                                                PORTFOLIO                     STANDARD CLASS             SERIES - STANDARD CLASS
                                       ----------------------------    -----------------------------   ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
OPERATIONS:
  Net investment income (loss) ......   $     11,882    $     (7,985)   $    432,335    $    274,706    $        (23)   $         --
  Realized gain (loss) ..............        445,638          (1,778)      1,736,948         266,719             325              --
  Change in unrealized gain (loss)
    on investments ..................      1,742,035       1,263,963       5,325,351       3,796,532           4,496              --
                                        ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ...............      2,199,555       1,254,200       7,494,634       4,337,957           4,798              --
                                        ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ......      3,106,119       1,212,619       6,405,731       6,630,492          19,624              --
  Participant transfers from other
    funding options .................      8,373,168       2,764,219      11,639,786       6,376,991          87,035              --
  Growth rate intra-fund
    transfers in ....................        733,124          31,665         179,945       1,659,473              --              --
  Contract surrenders ...............       (186,093)       (173,961)       (374,316)       (394,823)           (545)             --
  Participant transfers to other
    funding options .................     (4,525,861)     (1,820,669)     (7,581,651)     (3,981,672)        (34,706)             --
  Growth rate intra-fund
     transfers out ..................       (733,124)        (31,665)       (179,941)     (1,659,466)             --              --
  Other payments to participants ....         (2,675)           (907)         (7,994)         (2,142)             --              --
                                        ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from unit transactions ........      6,764,658       1,981,301      10,081,560       8,628,853          71,408              --
                                        ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets ....................      8,964,213       3,235,501      17,576,194      12,966,810          76,206              --


NET ASSETS:
    Beginning of year ...............      5,683,317       2,447,816      19,803,420       6,836,610              --              --
                                        ------------    ------------    ------------    ------------    ------------    ------------
    End of year .....................   $ 14,647,530    $  5,683,317    $ 37,379,614    $ 19,803,420    $     76,206    $         --
                                        ============    ============    ============    ============    ============    ============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                                                           TEMPLETON
           DREYFUS VIF                     DREYFUS VIF                                                     DEVELOPING
          APPRECIATION                 DEVELOPING LEADERS               FRANKLIN SMALL CAP             MARKETS SECURITIES
    PORTFOLIO - INITIAL SHARES     PORTFOLIO - INITIAL SHARES         FUND - CLASS 2 SHARES          FUND - CLASS 2 SHARES
-------------------------------- ------------------------------- ------------------------------  ------------------------------
       2004            2003            2004            2003            2004           2003            2004            2003
       ----            ----            ----            ----            ----           ----            ----            ----
    $   132,439     $    93,606    $      2,199    $    (25,353)   $    (25,012)  $    (12,695)    $    32,795       $    (177)
        466,785        (208,921)      1,313,715        (246,002)        580,719       (174,299)         37,265           5,255

       (182,066)      1,421,531         921,116       4,670,261         942,463      2,414,118         286,281          39,810
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


        417,158       1,306,216       2,237,030       4,398,906       1,498,170      2,227,124         356,341          44,888
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


        917,082       1,646,167       2,839,716       5,947,907       4,206,008      3,110,509         450,164           4,668

      4,052,899       3,642,726       5,664,395       7,635,928       4,960,939      3,601,703       2,947,130         411,120
      1,036,488         134,473         839,742       2,889,719          76,762      1,779,548          20,908           4,501
       (325,085)       (689,196)       (979,969)       (690,713)       (198,762)      (135,745)        (33,061)         (2,085)

     (7,514,069)     (1,654,149)     (8,522,982)     (4,503,210)     (5,776,662)    (2,172,293)     (1,657,215)        (74,831)
     (1,036,492)       (134,472)       (839,743)     (2,889,704)        (76,762)    (1,779,538)        (20,908)         (4,500)
        (17,584)         (3,386)         (5,299)         (3,074)         (5,934)          (790)         (1,972)             --
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


     (2,886,761)      2,942,163      (1,004,140)      8,386,853       3,185,589      4,403,394       1,705,046         338,873
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------

     (2,469,603)      4,248,379       1,232,890      12,785,759       4,683,759      6,630,518       2,061,387         383,761



      8,771,270       4,522,891      20,400,381       7,614,622      11,094,020      4,463,502         383,761              --
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------
    $ 6,301,667     $ 8,771,270    $ 21,633,271    $ 20,400,381    $ 15,777,779   $ 11,094,020     $ 2,445,148       $ 383,761
================ =============== =============== =============== =============== ==============  ==============  ==============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                           TEMPLETON FOREIGN                TEMPLETON GLOBAL                 TEMPLETON GROWTH
                                           SECURITIES FUND -                INCOME SECURITIES                SECURITIES FUND -
                                             CLASS 2 SHARES               FUND - CLASS 1 SHARES                CLASS 2 SHARES
                                       ----------------------------    -----------------------------   ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
OPERATIONS:
  Net investment income (loss) ......   $     55,797    $     10,915    $        (54)   $         --    $         (5)   $         --
  Realized gain (loss) ..............        108,239           9,235           1,821              --              17              --
  Change in unrealized gain (loss)
    on investments ..................      1,763,662         238,742           8,696              --             983              --
                                        ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ...............      1,927,698         258,892          10,463              --             995              --
                                        ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ......      2,341,109         496,621           6,500              --              --              --
  Participant transfers from other
    funding options .................     14,290,741       1,072,758         169,941              --          10,173              --
  Growth rate intra-fund
    transfers in ....................        594,121          15,027              --              --              --              --
  Contract surrenders ...............       (164,898)        (81,080)         (1,600)             --            (119)             --
  Participant transfers to other
    funding options .................     (2,619,160)       (446,159)        (38,996)             --            (233)             --
  Growth rate intra-fund
    transfers out ...................       (594,121)        (15,027)             --              --              --              --
  Other payments to participants ....         (1,390)             --              --              --             (20)             --
                                        ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from unit transactions ........     13,846,402       1,042,140         135,845              --           9,801              --
                                        ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets ....................     15,774,100       1,301,032         146,308              --          10,796              --


NET ASSETS:
    Beginning of year ...............      1,301,032              --              --              --              --              --
                                        ------------    ------------    ------------    ------------    ------------    ------------
    End of year .....................   $ 17,075,132    $  1,301,032    $    146,308    $         --    $     10,796    $         --
                                        ============    ============    ============    ============    ============    ============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


          EQUITY INDEX                                                                                 GLOBAL TECHNOLOGY
       PORTFOLIO - CLASS I                 FUNDAMENTAL                BALANCED PORTFOLIO -            PORTFOLIO - SERVICE
              SHARES                     VALUE PORTFOLIO                 SERVICE SHARES                     SHARES
-------------------------------- ------------------------------- ------------------------------  ------------------------------
       2004            2003            2004            2003            2004           2003            2004            2003
       ----            ----            ----            ----            ----           ----            ----            ----
    $ 1,086,933    $    621,201     $    20,320     $    14,034    $    234,232   $    160,336     $    (2,148)      $   (993)
      1,119,578      (2,376,475)        531,236         (20,630)        336,529         66,818          29,353          57,404

      4,760,079      14,177,036        (284,700)        752,714         292,598      1,064,850         (39,003)        135,423
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


      6,966,590      12,421,762         266,856         746,118         863,359      1,292,004         (11,798)        191,834
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


     13,624,526      14,598,403         578,513       1,039,902       3,117,945      2,772,980         309,217         157,873

     17,438,604      20,039,439       3,526,579       1,307,813       3,005,177      4,505,884       1,072,297       1,111,693
      2,803,981       8,090,278          72,194          28,840         172,732      1,518,574           7,479          40,171
     (2,111,754)     (2,176,351)       (610,451)        (71,591)       (245,502)      (977,149)        (26,515)        (41,055)

    (18,896,906)    (23,674,968)     (2,787,838)       (630,625)     (5,674,581)    (4,019,635)     (1,016,356)       (746,449)
     (2,803,979)     (8,090,260)        (72,191)        (28,840)       (172,730)    (1,518,565)         (7,479)        (40,171)
        (50,311)         (2,850)        (12,462)           (161)         (4,946)        (2,295)         (3,063)           (916)
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


     10,004,161       8,783,691         694,344       1,645,338         198,095      2,279,794         335,580         481,146
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------

     16,970,751      21,205,453         961,200       2,391,456       1,061,454      3,571,798         323,782         672,980



     63,484,219      42,278,766       3,720,157       1,328,701      10,628,490      7,056,692         860,837         187,857
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------
   $ 80,454,970    $ 63,484,219     $ 4,681,357     $ 3,720,157    $ 11,689,944   $ 10,628,490     $ 1,184,619       $ 860,837
================ =============== =============== =============== =============== ==============  ==============  ==============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                            WORLDWIDE GROWTH
                                              PORTFOLIO -                       GROWTH AND                     MID-CAP VALUE
                                             SERVICE SHARES                  INCOME PORTFOLIO                    PORTFOLIO
                                       ----------------------------    -----------------------------   ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
OPERATIONS:
  Net investment income (loss) ......  $     21,040    $     30,907    $      9,165    $        159    $     10,891    $        105
  Realized gain (loss) ..............        63,418        (309,133)         16,886             652         108,790             309
  Change in unrealized gain (loss)
    on investments ..................      (105,642)      1,395,075         138,005           2,885         745,605           2,054
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ...............       (21,184)      1,116,849         164,056           3,696         865,286           2,468
                                       ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ......       516,242       1,309,222          64,426              68         428,333           3,039
  Participant transfers from other
    funding options .................     1,406,400       1,412,493       1,407,342          62,731       5,983,370          26,629
  Growth rate intra-fund
    transfers in ....................       291,386       2,229,649          89,194          30,244           7,798          28,768
  Contract surrenders ...............      (167,686)       (372,790)        (23,075)           (306)        (50,716)           (133)
  Participant transfers to other
    funding options .................    (5,811,699)     (2,048,288)       (122,703)        (31,141)       (501,294)           (846)
  Growth rate intra-fund
    transfers out ...................      (291,386)     (2,229,636)        (89,193)        (30,244)         (7,798)        (28,768)
  Other payments to participants ....        (1,388)           (904)           (155)             --            (831)             --
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting from
      unit transactions .............    (4,058,131)        299,746       1,325,836          31,352       5,858,862          28,689
                                       ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets ....................    (4,079,315)      1,416,595       1,489,892          35,048       6,724,148          31,157


NET ASSETS:
    Beginning of year ...............     6,099,980       4,683,385          35,048              --          31,157              --
                                       ------------    ------------    ------------    ------------    ------------    ------------
    End of year .....................  $  2,020,665    $  6,099,980    $  1,524,940    $     35,048    $  6,755,305    $     31,157
                                       ============    ============    ============    ============    ============    ============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                          REAL RETURN                    TOTAL RETURN                   PIONEER MID CAP
            PIMCO LOW                      PORTFOLIO -                    PORTFOLIO -                VALUE VCT PORTFOLIO -
        DURATION PORTFOLIO             ADMINISTRATIVE CLASS           ADMINISTRATIVE CLASS              CLASS II SHARES
-------------------------------- ------------------------------- ------------------------------  ------------------------------
       2004            2003            2004            2003            2004           2003            2004            2003
       ----            ----            ----            ----            ----           ----            ----            ----



    $     3,487      $       --    $    134,468       $     297   $   1,684,287   $  1,468,784     $     1,817     $       164
          5,916              --         725,231           6,194       2,022,655        718,387         161,448          10,627

         (4,212)             --         429,488           1,908         793,613        267,878         524,392         128,876
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


          5,191              --       1,289,187           8,399       4,500,555      2,455,049         687,657         139,667
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


             --              --      15,109,967          44,075      26,501,190     24,047,580         726,889         117,652

      2,473,050              --       9,134,283         236,420      42,363,019     32,971,147       4,735,615       1,029,192
             --              --          30,429          45,286       1,298,151      3,319,069          56,829          22,601
           (244)             --        (151,086)         (1,771)     (1,750,099)    (2,558,793)        (67,549)         (9,869)

       (128,240)             --      (4,079,994)        (41,662)    (19,774,918)   (16,321,895)     (1,567,680)       (194,131)
             --              --         (30,428)        (45,286)     (1,298,146)    (3,319,070)        (56,829)        (22,601)
             --              --            (682)             --        (154,898)        (3,432)         (1,992)             --
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------


      2,344,566              --      20,012,489         237,062      47,184,299     38,134,606       3,825,283         942,844
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------

      2,349,757              --      21,301,676         245,461      51,684,854     40,589,655       4,512,940       1,082,511



             --              --         245,461              --      75,254,184     34,664,529       1,082,511              --
---------------- --------------- --------------- --------------- --------------- --------------  --------------  --------------
    $ 2,349,757      $       --    $ 21,547,137       $ 245,461   $ 126,939,038   $ 75,254,184     $ 5,595,451     $ 1,082,511
================ =============== =============== =============== =============== ==============  ==============  ==============


                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                PUTNAM VT                       PUTNAM VT                      PUTNAM VT
                                          DISCOVERY GROWTH FUND -       INTERNATIONAL EQUITY FUND -       SMALL CAP VALUE FUND -
                                             CLASS IB SHARES                  CLASS IB SHARES                CLASS IB SHARES
                                     ----------------------------    ----------------------------    ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
OPERATIONS:
  Net investment income (loss) ...   $       (731)   $       (335)   $    141,451    $     32,238    $     22,481    $        170
  Realized gain (loss) ...........          3,932          17,899       1,267,665         399,878       1,525,442         (52,381)
  Change in unrealized gain (loss)
    on investments ...............         17,621          14,772         417,330       2,425,271       3,319,383       3,783,155
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ............         20,822          32,336       1,826,446       2,857,387       4,867,306       3,730,944
                                     ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ...         65,114             659       2,920,561       2,702,820       4,828,712       2,199,893
  Participant transfers from other
    funding options ..............        375,614         452,111       3,833,958      10,342,594      14,376,556       5,649,231
  Growth rate intra-fund
    transfers in .................          4,178          44,445          16,538          52,453         202,143       2,712,498
  Contract surrenders ............         (9,410)         (3,054)       (224,872)       (534,805)       (932,190)       (416,380)
  Participant transfers to other
    funding options ..............       (381,700)       (188,978)     (7,653,303)     (5,667,852)     (7,161,587)     (1,989,623)
  Growth rate intra-fund
    transfers out ................         (4,178)        (44,445)        (16,538)        (52,454)       (202,144)     (2,712,498)
  Other payments to participants .           (340)             --          (4,469)           (952)        (11,274)         (1,266)
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........         49,278         260,738      (1,128,125)      6,841,804      11,100,216       5,441,855
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets .................         70,100         293,074         698,321       9,699,191      15,967,522       9,172,799


NET ASSETS:
    Beginning of year ............        342,300          49,226      13,877,946       4,178,755      13,895,152       4,722,353
                                     ------------    ------------    ------------    ------------    ------------    ------------
    End of year ..................   $    412,400    $    342,300    $ 14,576,267    $ 13,877,946    $ 29,862,674    $ 13,895,152
                                     ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

       ALL CAP FUND -                   INVESTORS FUND -             STRATEGIC BOND FUND -           TOTAL RETURN FUND -
          CLASS I                          CLASS I                         CLASS I                        CLASS I
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004           2003             2004           2003             2004           2003            2004            2003
     ----           ----             ----           ----             ----           ----            ----            ----

$     25,824    $      3,265    $    339,618    $    231,292    $    207,849    $    200,564    $      6,708    $      4,196
     353,294        (177,776)        582,392        (276,351)        143,314         169,109          36,235          30,649

     105,590       1,390,100       1,450,395       4,305,373         (77,579)         50,678         (16,102)         27,844
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



     484,708       1,215,589       2,372,405       4,260,314         273,584         420,351          26,841          62,689
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   2,080,775       1,298,266       4,576,307       3,686,002       1,073,315         383,562         180,529         103,655

   2,318,063       2,828,862       6,410,907       8,071,489         731,743       1,756,199         914,249         512,713

     600,088          21,496         976,343         579,881         533,087         191,771           8,471          18,998
    (625,655)       (334,399)       (372,291)       (668,503)        (86,935)        (50,162)        (10,150)        (37,989)

  (2,645,043)     (1,664,597)     (6,359,022)     (3,857,489)     (1,193,179)     (1,178,322)     (1,007,132)       (554,974)

    (600,085)        (21,496)       (976,341)       (579,881)       (533,091)       (191,771)         (8,471)        (18,998)
      (5,180)         (1,306)        (10,720)         (1,512)         (1,038)           (513)           (597)           (134)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



   1,122,963       2,126,826       4,245,183       7,229,987         523,902         910,764          76,899          23,271
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   1,607,671       3,342,415       6,617,588      11,490,301         797,486       1,331,115         103,740          85,960



   5,797,315       2,454,900      21,352,462       9,862,161       4,098,068       2,766,953         321,227         235,267
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  7,404,986    $  5,797,315    $ 27,970,050    $ 21,352,462    $  4,895,554    $  4,098,068    $    424,967    $    321,227
============    ============    ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                     EAFE(R) EQUITY INDEX FUND -        SMALL CAP INDEX FUND -         SB GOVERNMENT PORTFOLIO -
                                             CLASS A SHARES                CLASS A SHARES                   CLASS A SHARES
                                     ----------------------------    ----------------------------    ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
OPERATIONS:
  Net investment income (loss) ...   $    280,605    $    196,218    $     57,759    $     68,656    $         --    $         --
  Realized gain (loss) ...........        369,722        (944,041)        799,927        (159,033)              7              --
  Change in unrealized gain (loss)
    on investments ...............      1,208,688       2,534,806       3,604,536       4,501,536              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ............      1,859,015       1,786,983       4,462,222       4,411,159               7              --
                                     ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ...      1,798,578       2,063,895       5,861,912       3,703,986              --              --
  Participant transfers from other
    funding options ..............      7,257,349       3,519,589      13,963,536       6,584,954           1,776              --
  Growth rate intra-fund
    transfers in .................         65,418       1,489,343          79,146         721,910              --              --
  Contract surrenders ............       (146,652)       (138,424)       (446,932)       (300,961)            (17)             --
  Participant transfers to other
    funding options ..............     (6,537,406)     (4,661,999)     (8,502,477)     (3,065,555)         (1,766)             --
  Growth rate intra-fund
    transfers out ................        (65,417)     (1,489,343)        (79,146)       (721,910)             --              --
  Other payments to participants .        (26,767)           (646)        (13,038)           (704)             --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........      2,345,103         782,415      10,863,001       6,921,720              (7)             --
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets .................      4,204,118       2,569,398      15,325,223      11,332,879              --              --


NET ASSETS:
    Beginning of year ............      9,055,898       6,486,500      18,941,301       7,608,422              --              --
                                     ------------    ------------    ------------    ------------    ------------    ------------
    End of year ..................   $ 13,260,016    $  9,055,898    $ 34,266,524    $ 18,941,301    $         --    $         --
                                     ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

   CONVERTIBLE SECURITIES        DISCIPLINED MID CAP STOCK            EQUITY INCOME                      LARGE CAP
          PORTFOLIO                      PORTFOLIO                      PORTFOLIO                        PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
    2004           2003              2004           2003              2004          2003             2004           2003
    ----           ----              ----           ----              ----          ----             ----           ----

$     79,211    $     70,726    $     25,430    $     22,300    $    448,007    $    198,936    $    149,855    $     38,868
     166,746          31,307       1,822,213         (14,894)      2,611,300        (286,940)         23,474        (956,354)

     (40,947)        380,331       1,626,888       3,907,258         452,804       6,280,571       1,205,954       4,319,826
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



     205,010         482,364       3,474,531       3,914,664       3,512,111       6,192,567       1,379,283       3,402,340
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


     937,554         537,569       4,023,359       6,090,108       7,592,333       6,969,970       4,420,336       5,451,493

   2,299,994       2,416,135       9,181,843       5,967,702       9,308,082       6,769,059       2,688,620       4,479,903

      54,818          11,260          21,956       2,623,470         364,524       5,623,668         797,522         919,363
     (76,100)       (107,018)       (315,407)       (747,231)       (717,832)     (1,132,622)       (371,754)       (809,190)

  (1,750,205)     (1,422,315)     (7,893,141)     (3,119,951)     (9,309,302)     (5,296,001)     (3,431,301)     (4,574,387)

     (54,817)        (11,259)        (21,955)     (2,623,455)       (364,520)     (5,623,650)       (797,519)       (919,363)
      (3,126)           (872)        (16,212)         (1,376)        (33,941)         (2,512)        (11,700)           (922)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



   1,408,118       1,423,500       4,980,443       8,189,267       6,839,344       7,307,912       3,294,204       4,546,897
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


   1,613,128       1,905,864       8,454,974      12,103,931      10,351,455      13,500,479       4,673,487       7,949,237



   2,700,600         794,736      18,747,430       6,643,499      31,402,572      17,902,093      20,690,289      12,741,052
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  4,313,728    $  2,700,600    $ 27,202,404    $ 18,747,430    $ 41,754,027    $ 31,402,572    $ 25,363,776    $ 20,690,289
============    ============    ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                      LAZARD INTERNATIONAL STOCK     MERRILL LYNCH LARGE CAP CORE        MFS EMERGING GROWTH
                                               PORTFOLIO                      PORTFOLIO                       PORTFOLIO
                                     ----------------------------    ----------------------------    ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
OPERATIONS:
  Net investment income (loss) ...   $    142,995    $    131,179    $      3,755    $      3,659    $    (28,871)   $    (25,626)
  Realized gain (loss) ...........        163,757      (1,098,492)         25,808         (86,605)       (789,789)     (2,010,826)
  Change in unrealized gain (loss)
    on investments ...............      1,249,311       2,845,759         138,416         227,346       2,353,839       4,712,887
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ............      1,556,063       1,878,446         167,979         144,400       1,535,179       2,676,435
                                     ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ...      1,381,063         627,447         348,176          45,381       2,326,443       2,415,808
  Participant transfers from other
    funding options ..............      5,317,274       3,927,758         632,398         202,077       2,033,069       3,099,109
  Growth rate intra-fund
    transfers in .................        320,127         575,920          22,648           1,950         832,737       1,003,249
  Contract surrenders ............       (284,686)       (254,519)        (60,180)        (22,660)       (294,693)       (752,665)
  Participant transfers to other
    funding options ..............     (5,876,961)     (4,429,480)       (817,764)       (388,800)     (5,306,373)     (3,900,889)
  Growth rate intra-fund
    transfers out ................       (320,125)       (575,920)        (22,648)         (1,950)       (832,736)     (1,003,249)
  Other payments to participants .         (6,311)           (844)           (981)             --         (10,111)         (1,498)
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........        530,381        (129,638)        101,649        (164,002)     (1,251,664)        859,865
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets .................      2,086,444       1,748,808         269,628         (19,602)        283,515       3,536,300


NET ASSETS:
    Beginning of year ............      9,391,493       7,642,685         831,801         851,403      13,305,086       9,768,786
                                     ------------    ------------    ------------    ------------    ------------    ------------
    End of year ..................   $ 11,477,937    $  9,391,493    $  1,101,429    $    831,801    $ 13,588,601    $ 13,305,086
                                     ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

       MPS MID CAP GROWTH           SOCIAL AWARENESS STOCK          TRAVELERS QUALITY BOND       U.S GOVERNMENT SECURITIES
           PORTFOLIO                      PORTFOLIO                       PORTFOLIO                       PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
    2004           2003              2004           2003              2004          2003              2004          2003
    ----           ----              ----           ----              ----          ----              ----          ----

 $    (26,947)   $    (13,119)   $      9,971    $      4,830    $  1,225,594    $  1,333,039    $  1,034,186    $  1,171,186
      395,718      (1,011,404)         30,487         (24,177)        (93,822)        107,979        (167,201)        649,328

    1,294,025       2,942,950          63,659         215,890        (309,152)        310,614         449,078      (1,343,596)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



    1,662,796       1,918,427         104,117         196,543         822,620       1,751,632       1,316,063         476,918
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    3,332,477       2,071,420         180,607         274,076       6,234,190       8,241,302       6,139,557       9,136,523

    5,438,201       5,448,682         870,465         392,089       2,824,529       3,850,671       4,090,688       7,202,778

      561,342          40,034           7,224              17       1,291,369       2,395,547         633,690       1,663,267
     (304,438)       (238,147)        (26,182)        (12,883)       (505,810)     (1,113,203)       (439,442)     (1,028,510)

   (5,674,267)     (3,577,135)       (548,318)       (198,824)    (11,651,743)     (9,634,257)    (10,818,552)    (15,554,170)

     (561,343)        (40,034)         (7,225)            (17)     (1,291,370)     (2,395,541)       (633,682)     (1,663,267)
       (4,029)         (1,519)         (5,515)             (9)         (6,897)         (2,617)         (7,402)         (3,844)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



    2,787,943       3,703,301         471,056         454,449      (3,105,732)      1,341,902      (1,035,143)       (247,223)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


    4,450,739       5,621,728         575,173         650,992      (2,283,112)      3,093,534         280,920         229,695



   10,361,219       4,739,491       1,293,219         642,227      29,190,946      26,097,412      24,194,213      23,964,518
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $ 14,811,958    $ 10,361,219    $  1,868,392    $  1,293,219    $ 26,907,834    $ 29,190,946    $ 24,475,133    $ 24,194,213
 ============    ============    ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                                                            SMITH BARNEY
                                       AIM CAPITAL APPRECIATION            MPS TOTAL RETURN               AGGRESSIVE GROWTH
                                               PORTFOLIO                      PORTFOLIO                       PORTFOLIO
                                     ----------------------------    ----------------------------    ----------------------------
                                           2004           2003              2004           2003              2004          2003
                                           ----           ----              ----           ----              ----          ----
OPERATIONS:
  Net investment income (loss) ...   $     (7,854)   $    (14,566)   $  1,232,223    $    551,736    $     (3,464)   $     (1,740)
  Realized gain (loss) ...........        121,733      (1,159,180)      1,564,830        (207,260)         93,173          27,793
  Change in unrealized gain (loss)
    on investments ...............        497,756       2,723,145       1,081,422       3,173,453          92,440         204,747
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ............        611,635       1,549,399       3,878,475       3,517,929         182,149         230,800
                                     ------------    ------------    ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ...      2,066,616       2,249,368      14,453,118       6,516,997         622,805       1,364,875
  Participant transfers from other
    funding options ..............     12,263,863       3,272,332      11,786,801       7,879,847         966,342         570,331
  Growth rate intra-fund
    transfers in .................        156,822         872,033       1,135,141         914,374          67,030          38,735
  Contract surrenders ............       (154,180)       (243,960)       (580,709)     (1,075,856)        (51,987)        (60,605)
  Participant transfers to other
    funding options ..............    (11,120,009)     (4,660,849)     (5,482,577)     (5,145,820)       (674,633)     (1,324,313)
  Growth rate intra-fund
    transfers out ................       (156,822)       (872,033)     (1,135,141)       (914,374)        (67,028)        (38,735)
  Other payments to participants .         (2,862)           (805)         (7,520)         (3,223)           (772)           (608)
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting from
      unit transactions ..........      3,053,428         616,086      20,169,113       8,171,945         861,757         549,680
                                     ------------    ------------    ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets .................      3,665,063       2,165,485      24,047,588      11,689,874       1,043,906         780,480


NET ASSETS:
    Beginning of year ............      8,350,908       6,185,423      28,344,295      16,654,421       1,156,908         376,428
                                     ------------    ------------    ------------    ------------    ------------    ------------
    End of year ..................   $ 12,015,971    $  8,350,908    $ 52,391,883    $ 28,344,295    $  2,200,814    $  1,156,908
                                     ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

        SMITH BARNEY                   SMITH BARNEY
INTERNATIONAL ALL CAP GROWTH    LARGE CAPITALIZATION GROWTH           STRATEGIC EQUITY            VAN KAMPEN ENTERPRISE
         PORTFOLIO                       PORTFOLIO                       PORTFOLIO                       PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
    2004           2003              2004           2003              2004          2003              2004          2003
    ----           ----              ----           ----              ----          ----              ----          ----

 $     11,908    $      4,896    $     18,723    $     (4,971)   $     66,634    $    (18,085)   $      7,694    $        (22)
      (36,761)       (446,489)        201,733          55,815        (251,136)     (1,331,375)        (31,007)       (287,335)

      197,869         641,331        (240,915)      1,005,983         757,300       3,565,960         112,434         559,198
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



      173,016         199,738         (20,459)      1,056,827         572,798       2,216,500          89,121         271,841
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      122,447         303,951       2,496,659       1,206,536       1,178,826       1,468,293         264,996         523,721

    2,242,003         281,718       8,981,785       3,103,936       1,021,655       1,856,832         614,475         290,929

      829,755           9,356         149,706          66,088         109,823         642,413          48,273              16
      (37,573)       (277,158)       (207,650)       (147,839)       (982,112)       (257,285)        (35,155)        (55,269)

   (1,660,913)       (758,551)     (5,293,365)     (1,756,370)     (4,336,044)     (4,739,635)       (470,902)       (658,990)

     (829,756)         (9,356)       (149,705)        (66,088)       (109,822)       (642,413)        (48,272)            (16)
         (217)             --          (3,479)         (1,885)         (2,735)         (1,478)         (8,213)           (617)
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------



      665,746        (450,040)      5,973,951       2,404,378      (3,120,409)     (1,673,273)        365,202          99,774
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


      838,762        (250,302)      5,953,492       3,461,205      (2,547,611)        543,227         454,323         371,615



      934,219       1,184,521       5,001,261       1,540,056       8,149,212       7,605,985       1,747,471       1,375,856
 ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
 $  1,772,981    $    934,219    $ 10,954,753    $  5,001,261    $  5,601,601    $  8,149,212    $  2,201,794    $  1,747,471
 ============    ============    ============    ============    ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                          VIP OVERSEAS PORTFOLIO -        ASSET MANAGER PORTFOLIO -     CONTRAFUND(R) PORTFOLIO -
                                              SERVICE CLASS 2                  INITIAL CLASS                SERVICE CLASS 2
                                        ----------------------------   ----------------------------    ----------------------------
                                           2004             2003           2004           2003              2004           2003
                                           ----             ----           ----           ----              ----           ----
OPERATIONS:
  Net investment income (loss) ......   $     (2,475)   $         --   $     69,875    $     54,312    $     (3,763)   $      1,085
  Realized gain (loss) ..............         14,707              --         73,807         (38,260)        523,425          53,417
  Change in unrealized gain (loss)
    on investments ..................        490,344              --          7,816         351,724         656,878         876,932
                                        ------------    ------------   ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting
      from operations ...............        502,576              --        151,498         367,776       1,176,540         931,434
                                        ------------    ------------   ------------    ------------    ------------    ------------

UNIT TRANSACTIONS:
  Participant premium payments ......         16,660              --        689,532         624,507       1,718,145       2,055,195
  Participant transfers from other
    funding options .................      3,546,831              --      4,362,116       1,233,387       6,845,934       2,174,539
  Growth rate intra-fund transfers in             --              --         30,913       1,811,845         141,211         882,460
  Contract surrenders ...............        (13,336)             --        (66,145)        (54,078)       (162,712)        (96,129)
  Participant transfers to other
    funding options .................       (338,978)             --     (4,005,531)     (1,594,304)     (4,582,977)     (1,997,589)
  Growth rate intra-fund
    transfers out ...................             --              --        (30,912)     (1,811,845)       (141,212)       (882,455)
  Other payments to participants ....             --              --         (2,130)           (477)        (13,506)           (625)
                                        ------------    ------------   ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets resulting from
      unit transactions .............      3,211,177              --        977,843         209,035       3,804,883       2,135,396
                                        ------------    ------------   ------------    ------------    ------------    ------------

    Net increase (decrease) in
      net assets ....................      3,713,753              --      1,129,341         576,811       4,981,423       3,066,830


NET ASSETS:
    Beginning of year ...............             --              --      2,659,834       2,083,023       5,009,809       1,942,979
                                        ------------    ------------   ------------    ------------    ------------    ------------
    End of year .....................   $  3,713,753    $         --   $  3,789,175    $  2,659,834    $  9,991,232    $  5,009,809
                                        ============    ============   ============    ============    ============    ============

                       See Notes to Financial Statements

                            THE TRAVELERS FUND UL III
                           FOR VARIABLE LIFE INSURANCE

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

           MID CAP PORTFOLIO -
            SERVICE CLASS 2                           COMBINED
   ----------------------------------    ----------------------------------
          2004              2003              2004               2003
          ----              ----              ----               ----

   $       (12,847)   $         1,028    $    13,221,597    $     9,684,912
           361,456            (75,529)        25,449,720        (13,624,216)

         1,224,295            889,813         51,019,028        110,043,919
   ---------------    ---------------    ---------------    ---------------



         1,572,904            815,312         89,690,345        106,104,615
   ---------------    ---------------    ---------------    ---------------


         1,297,946          1,058,827        270,982,305        250,102,032

         5,009,144          3,090,688        414,316,094        270,537,117
            38,610            128,545         27,121,732         76,753,936
          (192,138)          (760,286)       (25,105,060)       (33,695,922)

        (1,955,681)        (1,055,902)      (414,927,922)      (281,901,384)

           (38,610)          (128,545)       (27,121,723)       (76,753,438)
           (15,221)              (618)          (694,734)           (75,223)
   ---------------    ---------------    ---------------    ---------------



         4,144,050          2,332,709        244,570,692        204,967,118
   ---------------    ---------------    ---------------    ---------------


         5,716,954          3,148,021        334,261,037        311,071,733



         4,080,962            932,941        787,110,642        476,038,909
   ---------------    ---------------    ---------------    ---------------
   $     9,797,916    $     4,080,962    $ 1,121,371,679    $   787,110,642
   ===============    ===============    ===============    ===============


                       See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Fund UL III for Variable Life Insurance ("Fund UL III") is a separate account of The Travelers Insurance Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable life insurance contracts issued by The Company. Fund UL III is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Fund UL III is comprised of the Travelers Corporate Owned Variable Universal Life Insurance Policy, Travelers Corporate Benefit Life Policy, Travelers Corporate Owned Variable Universal Life Insurance 2000 Policy, Travelers Life & Annuity Corporate Select Policy, Travelers Life & Annuity Corporate Owned Variable Universal Life Insurance III and Travelers Life & Annuity Corporate Owned Variable Universal Life Insurance IV products.

Participant premium payments applied to Fund UL III are invested in one or more sub-accounts in accordance with the selection made by the owner. As of December 31, 2004, the investments comprising Fund UL III were:

  Capital Appreciation Fund, Massachusetts business trust,
    Affiliate of The Company
  Dreyfus Stock Index Fund - Intial Shares., Maryland business trust
  High Yield Bond Trust, Massachusetts business trust, Affiliate of The Company Money Market Portfolio, Massachusetts business trust, Affiliate of The Company The Merger Fund VL, Delaware business trust *
  AllianceBernstein Variable Product Series Fund, Inc., Maryland business trust
    AllianceBernstein Growth and Income Portfolio - Class B
    AllianceBernstein Premier Growth Portfolio - Class B
  American Century Variable Products, Inc., Massachusetts business trust
    VP Ultra Fund - Class I
  American Funds Insurance Series, Massachusetts business trust
    Global Growth Fund - Class 2 Shares
    Growth Fund - Class 2 Shares
    Growth-Income Fund - Class 2 Shares
  Credit Suisse Trust, Massachusetts business trust
    Credit Suisse Emerging Markets Portfolio
  Delaware VIP Trust, Maryland business trust
    Delaware VIP REIT Series - Standard Class
    Delaware VIP Small Cap Value Series - Standard Class
  Dreyfus Variable Investment Fund, Maryland business trust
    Dreyfus VIF Appreciation Portfolio - Initial Shares
    Dreyfus VIF Developing Leaders Portfolio - Initial Shares
  Franklin Templeton Variable Insurance Products Trust,
    Massachusetts business trust
    Franklin Small Cap Fund - Class 2 Shares
    Templeton Developing Markets Securities Fund - Class 2 Shares
    Templeton Foreign Securities Fund - Class 2 Shares
    Templeton Global Income Securities Fund - Class 1 Shares
    Templeton Growth Securities Fund - Class 2 Shares
  Greenwich Street Series Fund, Massachusetts business trust,
    Affiliate of The Company
    Equity Index Portfolio - Class I Shares
    Fundamental Value Portfolio
  Janus Aspen Series, Delaware business trust
    Balanced Portfolio - Service Shares
    Global Technology Portfolio - Service Shares
    Worldwide Growth Portfolio - Service Shares
  Lord Abbett Series Fund, Inc., Maryland business trust
    Growth and Income Portfolio
    Mid-Cap Value Portfolio
  PIMCO Variable Insurance Trust, Massachusetts business trust
    PIMCO Low Duration Portfolio
    Real Return Portfolio - Administrative Class
    Total Return Portfolio - Administrative Class
  Pioneer Variable Contracts Trust, Massachusetts business trust
    Pioneer Mid Cap Value VCT Portfolio - Class II Shares

  Putnam Variable Trust, Massachusetts business trust
    Putnam VT Discovery Growth Fund - Class IB Shares
    Putnam VT International Equity Fund - Class IB Shares
    Putnam VT Small Cap Value Fund - Class IB Shares
  Salomon Brothers Variable Series Funds Inc., Maryland business trust,
    Affiliate of The Company
    All Cap Fund - Class I
    Investors Fund - Class I
    Strategic Bond Fund - Class I
    Total Return Fund - Class I
  Scudder Investment VIT Funds, Massachusetts business trust
    EAFE(R) Equity index Fund - Class A Shares
    Small Cap Index Fund - Class A Shares
  Smith Barney Investment Series, Massachusetts business trust,
    Affiliate of The Company
    SB Government Portfolio - Class A Shares
  The Travelers Series Trust, Massachusetts business trust,
    Affiliate of The Company
    Convertible Securities Portfolio
    Disciplined Mid Cap Stock Portfolio
    Equity Income Portfolio
    Large Cap Portfolio
    Lazard International Stock Portfolio
    Merrill Lynch Large Cap Core Portfolio
    MFS Emerging Growth Portfolio
    MFS Mid Cap Growth Portfolio
    Social Awareness Stock Portfolio
    Travelers Quality Bond Portfolio
    U.S. Government Securities Portfolio
  Travelers Series Fund Inc., Maryland business trust, Affiliate of The Company
    AIM Capital Appreciation Portfolio
    MFS Total Return Portfolio
    Smith Barney Aggressive Growth Portfolio
    Smith Barney International All Cap Growth Portfolio
    Smith Barney Large Capitalization Growth Portfolio
    Strategic Equity Portfolio
    Van Kampen Enterprise Portfolio
  Vanguard (R) Variable Insurance Fund, Delaware business trust
    Vanguard Variable Insurance Fund Diversified Value Portfolio *
    Vanguard Variable Insurance Fund Equity Index Portfolio *
    Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio
      (Formerly Vanguard Variable Insurance Fund Short-Term Corporate
      Portfolio) *
    Vanguard Variable Insurance Fund Small Company Growth Portfolio *
    Vanguard Variable Insurance Fund Total Stock Market Index Portfolio * Variable Insurance Products Fund, Massachusetts business trust,
    Affiliate of The Company
    VIP Overseas Portfolio - Service Class 2
  Variable Insurance Products Fund II, Massachusetts business trust
    Asset Manager Portfolio - Initial Class
    Contrafund(R) Portfolio - Service Class 2
  Variable Insurance Products Fund III, Massachusetts business trust
    Mid Cap Portfolio - Service Class 2

  * No assets for the period

Not all funds may be available in all states or to all contract owners

   The following is a summary of significant accounting policies consistently followed by Fund UL III in the preparation of its financial statements.

   SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

   SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date

   FEDERAL INCOME TAXES. The operations of Fund UL III form a part of the total operations of The Company and are not taxed separately. The company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund UL III. Fund UL III is not taxed as a "regulated investment company" under Subchapter M of the Code.

   FINANCIAL HIGHLIGHTS. In 2001, Fund UL III adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide for Investment Companies ("AICPA Guide"). The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

   OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

   The aggregate costs of purchases and proceeds from sales of investments were $694,105,278 and $429,214,537, respectively, for the year ended December 31, 2004. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $1,027,712,383 at December 31, 2004. Gross unrealized appreciation for all investments at December 31, 2004 was $95,568,517. Gross unrealized depreciation for all investments at December 31, 2004 was $2,025,927.

3. CONTRACT CHARGES

   The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of unit values;
   - Mortality and Expense Risks assumed by The Company (M&E)

   Below is a table displaying current separate account charges with their associated products offered in this Separate Account for each funding option.

------------------------------------------------------------------------------------------------------------------------------------
FUND UL III
------------------------------------------------------------------------------------------------------------------------------------

        Separate Account Charge (1)
         (as identified in Note 5)          Product                                                                       M&E (2)
------------------------------------------------------------------------------------------------------------------------------------
Separate Account Charge 0.05%               Travelers Corporate Benefit Life Policy (Applies to policies in years 26       0.05%
                                            and greater)

                                            Travelers Corporate Owned Variable Universal Life Insurance (Applies to        0.05%
                                            policies in years 21 and greater)

                                            Travelers Corporate Owned Variable Universal Life Insurance 2000 (Applies      0.05%
                                            to policies in years 26 and greater)

                                            Travelers Life and Annuity Corporate Owned Variable Universal Life             0.05%
                                            Insurance III (Applies to policies in years 26 and greater)

                                            Travelers Life and Annuity Corporate Owned Variable Universal Life             0.05%
                                            Insurance IV (Applies to policies in years 26 and greater)

Separate Account Charge 0.15%               Travelers Corporate Benefit Life Policy (Applies to policies in years          0.15%
                                            7-25)

Separate Account Charge 0.20%               Travelers Corporate Owned Variable Universal Life Insurance 2000 (Applies      0.20%
                                            to policies in years 1-25)

                                            Travelers Life and Annuity Corporate Owned Variable Universal Life             0.20%
                                            Insurance III (Applies to policies in years 1-25)

                                            Travelers Life and Annuity Corporate Owned Variable Universal Life             0.20%
                                            Insurance IV (Applies to policies in years 1-25)

                                            Travelers Life & Annuity Corporate Select Policy (Applies to policies in       0.20%
                                            years 26 and greater)

Separate Account Charge 0.25%               Travelers Corporate Benefit Life Policy (Applies to policies in years 1-6)     0.25%

                                            Travelers Corporate Owned Variable Universal Life Insurance (Applies to        0.25%
                                            policies in years 5-20)

Separate Account Charge 0.35%               Travelers Life & Annuity Corporate Select Policy (Applies to policies in       0.35%
                                            years 1-25)

Separate Account Charge 0.45%               Travelers Corporate Owned Variable Universal Life Insurance (Applies to        0.45%
                                            policies in years 1-4)

------------------------------------------------------------------------------------------------------------------------------------

(1) Certain unit values displayed in Note 5 may not be available through certain sub-accounts. If a unit value has no assets and units across all sub-accounts within the Separate Account, it will not be displayed in Note 5.

(2) The products in the above table are guaranteed not to exceed an M&E charge of 0.75% for all policy years.

------------------------------------------------------------------------------------------------------------------------------------

For a full explanation of product charges and associated product features and benefits please refer to your product prospectus.

4. SUBSEQUENT EVENT NOTE

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it had agreed to sell The Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, Citicorp Life Insurance Company, First Citicorp Life Insurance Company, Citicorp International Life Insurance Company, The Travelers Life and Annuity Reinsurance Company, and certain other domestic and international insurance businesses (the "Life Insurance and Annuity Businesses") to MetLife, Inc. ("MetLife") pursuant to an Acquisition Agreement (the "Agreement"). The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Citigroup currently anticipates that the intended sale would be closed this summer.

The transaction contemplates that TIC's Primerica Life segment and certain other assets will remain with Citigroup. Accordingly, prior to the closing, TIC will distribute to its parent company by way of dividend (i) all of the outstanding shares of common stock of the Company's 100% owned subsidiary, Primerica Life Insurance Company ("Primerica Life"), (ii) all shares of Citigroup's Series YYY and Series YY preferred stock held by the Company and (iii) certain other assets, including certain assets and liabilities related to the Company's share of the non-qualified pension plan, and post retirement benefits related to inactive employees of the former Travelers Insurance entities, assumed during Citigroup's 2002 spin-off of the Travelers Property Casualty operations (collectively, the "Dispositions"). The Dispositions require certain regulatory approvals.

Subject to closing adjustments described in the Agreement, the contemplated sale price would be $11.5 billion. In connection with the consummation of the sale of the Life Insurance and Annuity Business, Citigroup and MetLife will also enter into multi-year distribution agreements.

5. NET CONTRACT OWNERS' EQUITY

                                                                                                DECEMBER 31, 2004
                                                                             ------------------------------------------------------

                                                                                                      UNIT
                                                                                   UNITS              VALUE           NET ASSETS
                                                                             -----------------       --------       ---------------
Capital Appreciation Fund
    Separate Account Charges 0.15% .......................................                   -       $  0.941       $             -
    Separate Account Charges 0.20% .......................................          30,646,365          0.521            15,964,714
    Separate Account Charges 0.25% .......................................           5,065,576          0.852             4,314,125
    Separate Account Charges 0.45% .......................................             709,229          0.843               597,637

Dreyfus Stock Index Fund, Inc.
    Separate Account Charges 0.15% .......................................                   -          1.365                     -
    Separate Account Charges 0.20% .......................................          15,720,067          1.363            21,432,983
    Separate Account Charges 0.25% .......................................             864,820          1.362             1,177,662
    Separate Account Charges 0.45% .......................................                 781          1.355                 1,058

High Yield Bond Trust
    Separate Account Charges 0.15% .......................................             559,951          1.477               827,326
    Separate Account Charges 0.20% .......................................          18,122,330          1.614            29,254,617
    Separate Account Charges 0.25% .......................................           3,241,523          1.627             5,275,416
    Separate Account Charges 0.45% .......................................             137,505          1.610               221,447

Money Market Portfolio
    Separate Account Charges 0.15% .......................................                 306          1.043                   319
    Separate Account Charges 0.20% .......................................          78,561,737          1.112            87,376,472
    Separate Account Charges 0.25% .......................................          36,457,351          1.142            41,621,992
    Separate Account Charges 0.45% .......................................           3,153,468          1.130             3,561,964

AllianceBernstein Variable Product Series Fund, Inc.
  AllianceBernstein Growth and Income Portfolio - Class B
    Separate Account Charges 0.15% .......................................                   -          1.114                     -
    Separate Account Charges 0.20% .......................................             868,763          1.112               966,264
    Separate Account Charges 0.25% .......................................              33,738          1.111                37,473
    Separate Account Charges 0.45% .......................................                 323          1.105                   357
  AllianceBernstein Premier Growth Portfolio - Class B
    Separate Account Charges 0.15% .......................................                   -          0.822                     -
    Separate Account Charges 0.20% .......................................          16,599,358          0.805            13,364,505
    Separate Account Charges 0.25% .......................................             110,571          0.804                88,860
    Separate Account Charges 0.45% .......................................              55,564          0.798                44,328

American Century Variable Products, Inc.
  VP Ultra Fund - Class I
    Separate Account Charges 0.15% .......................................                   -          1.002                     -
    Separate Account Charges 0.20% .......................................           6,852,089          1.000             6,851,944
    Separate Account Charges 0.25% .......................................                   -          0.998                     -
    Separate Account Charges 0.45% .......................................                   -          0.991                     -

American Funds Insurance Series
  Global Growth Fund - Class 2 Shares
    Separate Account Charges 0.15% .......................................                   -          1.313                     -
    Separate Account Charges 0.20% .......................................           5,839,031          1.311             7,656,996
    Separate Account Charges 0.25% .......................................             141,945          1.309               185,860
    Separate Account Charges 0.45% .......................................              21,839          1.301                28,422

                                                                                                DECEMBER 31, 2004
                                                                             ------------------------------------------------------

                                                                                                      UNIT
                                                                                   UNITS              VALUE           NET ASSETS
                                                                             -----------------       --------       ---------------
American Funds Insurance Series (continued)
  Growth Fund - Class 2 Shares
    Separate Account Charges 0.15% .......................................          10,538,584       $  1.156       $    12,186,132
    Separate Account Charges 0.20% .......................................          16,108,008          1.155            18,597,934
    Separate Account Charges 0.25% .......................................           2,637,987          1.153             3,041,203
    Separate Account Charges 0.45% .......................................             483,286          1.146               553,779
  Growth-Income Fund - Class 2 Shares
    Separate Account Charges 0.15% .......................................           8,848,670          1.202            10,634,322
    Separate Account Charges 0.20% .......................................          10,897,677          1.200            13,077,135
    Separate Account Charges 0.25% .......................................           1,216,657          1.198             1,457,732
    Separate Account Charges 0.45% .......................................             305,265          1.191               363,537

Credit Suisse Trust
  Credit Suisse Emerging Markets Portfolio
    Separate Account Charges 0.15% .......................................                   -          1.383                     -
    Separate Account Charges 0.20% .......................................          14,904,637          0.904            13,472,356
    Separate Account Charges 0.25% .......................................             927,067          1.243             1,152,274
    Separate Account Charges 0.45% .......................................              18,615          1.230                22,900

Delaware VIP Trust
  Delaware VIP REIT Series - Standard Class
    Separate Account Charges 0.15% .......................................             776,063          1.937             1,502,889
    Separate Account Charges 0.20% .......................................          12,732,189          2.583            32,889,560
    Separate Account Charges 0.25% .......................................           1,081,284          2.559             2,766,961
    Separate Account Charges 0.45% .......................................              86,903          2.534               220,204
  Delaware VIP Small Cap Value Series - Standard Class
    Separate Account Charges 0.15% .......................................                   -          1.672                     -
    Separate Account Charges 0.20% .......................................              31,975          2.189                70,010
    Separate Account Charges 0.25% .......................................               1,795          2.124                 3,811
    Separate Account Charges 0.45% .......................................               1,134          2.103                 2,385

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Portfolio - Initial Shares
    Separate Account Charges 0.15% .......................................                   -          0.989                     -
    Separate Account Charges 0.20% .......................................           6,260,192          0.940             5,882,802
    Separate Account Charges 0.25% .......................................             411,904          0.981               404,152
    Separate Account Charges 0.45% .......................................              15,155          0.971                14,713
  Dreyfus VIF Developing Leaders Portfolio - Initial Shares
    Separate Account Charges 0.15% .......................................           4,235,236          1.151             4,873,845
    Separate Account Charges 0.20% .......................................          13,995,182          1.074            15,035,036
    Separate Account Charges 0.25% .......................................             938,029          1.414             1,326,703
    Separate Account Charges 0.45% .......................................             284,185          1.399               397,687

Franklin Templeton Variable Insurance Products Trust
  Franklin Small Cap Fund - Class 2 Shares
    Separate Account Charges 0.15% .......................................           3,894,518          1.019             3,966,921
    Separate Account Charges 0.20% .......................................          14,442,320          0.769            11,112,820
    Separate Account Charges 0.25% .......................................             844,728          0.768               648,485
    Separate Account Charges 0.45% .......................................              65,154          0.761                49,553

                                                                                                DECEMBER 31, 2004
                                                                             ------------------------------------------------------

                                                                                                      UNIT
                                                                                   UNITS              VALUE           NET ASSETS
                                                                             -----------------       --------       ---------------
Franklin Templeton Variable Insurance Products Trust (continued)
  Templeton Developing Markets Securities Fund - Class 2 Shares
    Separate Account Charges 0.15% ........................................            499,787       $  1.860       $       929,391
    Separate Account Charges 0.20% ........................................            416,728          1.858               774,282
    Separate Account Charges 0.25% ........................................            313,215          1.856               581,473
    Separate Account Charges 0.45% ........................................             86,475          1.850               160,002
  Templeton Foreign Securities Fund - Class 2 Shares
    Separate Account Charges 0.15% ........................................          6,065,808          1.243             7,541,955
    Separate Account Charges 0.20% ........................................          6,583,954          1.242             8,174,876
    Separate Account Charges 0.25% ........................................            853,751          1.240             1,058,566
    Separate Account Charges 0.45% ........................................            243,094          1.233               299,735
  Templeton Global Income Securities Fund - Class 1 Shares
    Separate Account Charges 0.15% ........................................                  -          1.169                     -
    Separate Account Charges 0.20% ........................................            125,168          1.169               146,308
    Separate Account Charges 0.25% ........................................                  -          1.168                     -
    Separate Account Charges 0.45% ........................................                  -          1.167                     -
  Templeton Growth Securities Fund - Class 2 Shares
    Separate Account Charges 0.15% ........................................                  -          1.116                     -
    Separate Account Charges 0.20% ........................................              9,676          1.116                10,796
    Separate Account Charges 0.25% ........................................                  -          1.115                     -
    Separate Account Charges 0.45% ........................................                  -          1.114                     -

Greenwich Street Series Fund
  Equity Index Portfolio - Class I Shares
    Separate Account Charges 0.15% ........................................         14,814,277          1.010            14,962,606
    Separate Account Charges 0.20% ........................................         69,168,037          0.839            57,998,687
    Separate Account Charges 0.25% ........................................          7,202,002          0.952             6,856,934
    Separate Account Charges 0.45% ........................................            675,921          0.942               636,743
  Fundamental Value Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.385                     -
    Separate Account Charges 0.20% ........................................          2,573,782          1.382             3,557,938
    Separate Account Charges 0.25% ........................................            734,458          1.380             1,013,649
    Separate Account Charges 0.45% ........................................             80,057          1.371               109,770

Janus Aspen Series
  Balanced Portfolio - Service Shares
    Separate Account Charges 0.15% ........................................                  -          1.114                     -
    Separate Account Charges 0.20% ........................................         10,586,927          1.062            11,246,432
    Separate Account Charges 0.25% ........................................            338,697          1.060               358,952
    Separate Account Charges 0.45% ........................................             80,535          1.050                84,560
  Global Technology Portfolio - Service Shares
    Separate Account Charges 0.15% ........................................                  -          0.682                     -
    Separate Account Charges 0.20% ........................................          3,094,075          0.366             1,133,346
    Separate Account Charges 0.25% ........................................            120,695          0.365                44,107
    Separate Account Charges 0.45% ........................................             19,792          0.362                 7,166
  Worldwide Growth Portfolio - Service Shares
    Separate Account Charges 0.15% ........................................                  -          0.823                     -
    Separate Account Charges 0.20% ........................................          2,881,108          0.593             1,708,844
    Separate Account Charges 0.25% ........................................            526,961          0.592               311,821
    Separate Account Charges 0.45% ........................................                  -          0.586                     -

                                                                                                DECEMBER 31, 2004
                                                                             ------------------------------------------------------

                                                                                                      UNIT
                                                                                   UNITS              VALUE           NET ASSETS
                                                                             -----------------       --------       ---------------
Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio
    Separate Account Charges 0.15% ........................................                  -       $  1.411       $             -
    Separate Account Charges 0.20% ........................................            246,214          1.410               347,240
    Separate Account Charges 0.25% ........................................            833,821          1.409             1,174,956
    Separate Account Charges 0.45% ........................................              1,954          1.404                 2,744
  Mid-Cap Value Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.573                     -
    Separate Account Charges 0.20% ........................................            584,224          1.572               918,305
    Separate Account Charges 0.25% ........................................          3,600,328          1.571             5,654,383
    Separate Account Charges 0.45% ........................................            116,667          1.565               182,617

PIMCO Variable Insurance Trust
  PIMCO Low Duration Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.014                     -
    Separate Account Charges 0.20% ........................................          2,317,192          1.014             2,349,757
    Separate Account Charges 0.25% ........................................                  -          1.014                     -
    Separate Account Charges 0.45% ........................................                  -          1.012                     -
  Real Return Portfolio - Administrative Class
    Separate Account Charges 0.15% ........................................          3,653,174          1.149             4,197,654
    Separate Account Charges 0.20% ........................................         14,861,017          1.148            17,061,576
    Separate Account Charges 0.25% ........................................            233,208          1.147               267,517
    Separate Account Charges 0.45% ........................................             17,835          1.143                20,390
  Total Return Portfolio - Administrative Class
    Separate Account Charges 0.15% ........................................          7,806,348          1.256             9,805,107
    Separate Account Charges 0.20% ........................................         84,603,562          1.270           107,476,818
    Separate Account Charges 0.25% ........................................          6,812,299          1.268             8,638,070
    Separate Account Charges 0.45% ........................................            809,568          1.259             1,019,043

Pioneer Variable Contracts Trust
  Pioneer Mid Cap Value VCT Portfolio - Class II Shares
    Separate Account Charges 0.15% ........................................          1,249,031          1.396             1,743,236
    Separate Account Charges 0.20% ........................................          2,391,915          1.394             3,333,656
    Separate Account Charges 0.25% ........................................            275,417          1.392               383,321
    Separate Account Charges 0.45% ........................................             97,713          1.384               135,238

Putnam Variable Trust
  Putnam VT Discovery Growth Fund - Class IB Shares
    Separate Account Charges 0.15% ........................................                  -          0.817                     -
    Separate Account Charges 0.20% ........................................            427,749          0.822               351,727
    Separate Account Charges 0.25% ........................................             72,240          0.821                59,291
    Separate Account Charges 0.45% ........................................              1,696          0.815                 1,382
  Putnam VT International Equity Fund - Class IB Shares
    Separate Account Charges 0.15% ........................................                  -          1.107                     -
    Separate Account Charges 0.20% ........................................         13,580,391          1.064            14,448,173
    Separate Account Charges 0.25% ........................................            120,622          1.062               128,094
    Separate Account Charges 0.45% ........................................                  -          1.054                     -
  Putnam VT Small Cap Value Fund - Class IB Shares
    Separate Account Charges 0.15% ........................................          2,202,122          1.595             3,512,075
    Separate Account Charges 0.20% ........................................         14,674,940          1.703            24,998,499
    Separate Account Charges 0.25% ........................................            664,656          1.700             1,130,170
    Separate Account Charges 0.45% ........................................            131,481          1.688               221,930

                                                                                                DECEMBER 31, 2004
                                                                             ------------------------------------------------------

                                                                                                      UNIT
                                                                                   UNITS              VALUE           NET ASSETS
                                                                             -----------------       --------       ---------------
Salomon Brothers Variable Series Funds Inc.
  All Cap Fund - Class I
    Separate Account Charges 0.15% ........................................                  -       $  1.065       $             -
    Separate Account Charges 0.20% ........................................          5,528,271          1.242             6,863,663
    Separate Account Charges 0.25% ........................................            292,998          1.486               435,401
    Separate Account Charges 0.45% ........................................             72,017          1.471               105,922
  Investors Fund - Class I
    Separate Account Charges 0.15% ........................................          6,096,635          1.049             6,395,827
    Separate Account Charges 0.20% ........................................         16,293,875          1.192            19,417,910
    Separate Account Charges 0.25% ........................................          1,561,902          1.318             2,058,329
    Separate Account Charges 0.45% ........................................             75,138          1.304                97,984
  Strategic Bond Fund - Class I
    Separate Account Charges 0.15% ........................................                  -          1.349                     -
    Separate Account Charges 0.20% ........................................          1,122,142          1.463             1,642,016
    Separate Account Charges 0.25% ........................................            538,060          1.521               818,164
    Separate Account Charges 0.45% ........................................          1,618,728          1.504             2,435,374
  Total Return Fund - Class I
    Separate Account Charges 0.15% ........................................                  -          1.159                     -
    Separate Account Charges 0.20% ........................................            230,113          1.236               284,305
    Separate Account Charges 0.25% ........................................            112,392          1.252               140,662
    Separate Account Charges 0.45% ........................................                  -          1.239                     -

Scudder Investment VIT Funds
  EAFE(R) Equity Index Fund - Class A Shares
    Separate Account Charges 0.15% ........................................          2,795,652          1.079             3,015,945
    Separate Account Charges 0.20% ........................................         12,436,114          0.780             9,696,567
    Separate Account Charges 0.25% ........................................            286,973          0.875               251,027
    Separate Account Charges 0.45% ........................................            342,432          0.866               296,477
  Small Cap Index Fund - Class A Shares
    Separate Account Charges 0.15% ........................................          2,354,380          1.324             3,116,040
    Separate Account Charges 0.20% ........................................         23,366,216          1.172            27,392,637
    Separate Account Charges 0.25% ........................................          2,338,876          1.582             3,701,219
    Separate Account Charges 0.45% ........................................             36,162          1.566                56,628

The Travelers Series Trust
  Convertible Securities Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.198                     -
    Separate Account Charges 0.20% ........................................          3,278,902          1.268             4,157,412
    Separate Account Charges 0.25% ........................................             90,669          1.457               132,135
    Separate Account Charges 0.45% ........................................             16,765          1.442                24,181
  Disciplined Mid Cap Stock Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.278                     -
    Separate Account Charges 0.20% ........................................         20,591,272          1.310            26,966,970
    Separate Account Charges 0.25% ........................................            142,320          1.647               234,447
    Separate Account Charges 0.45% ........................................                605          1.630                   987

                                                                                                DECEMBER 31, 2004
                                                                             ------------------------------------------------------

                                                                                                      UNIT
                                                                                   UNITS              VALUE           NET ASSETS
                                                                             -----------------       --------       ---------------
The Travelers Series Trust (continued)
  Equity Income Portfolio
    Separate Account Charges 0.15% ........................................                  -       $  1.167       $             -
    Separate Account Charges 0.20% ........................................         26,523,617          1.224            32,457,854
    Separate Account Charges 0.25% ........................................          6,644,364          1.324             8,794,633
    Separate Account Charges 0.45% ........................................            382,918          1.310               501,540
  Large Cap Portfolio
    Separate Account Charges 0.15% ........................................                  -          0.906                     -
    Separate Account Charges 0.20% ........................................         33,231,739          0.661            21,974,876
    Separate Account Charges 0.25% ........................................          3,923,499          0.859             3,370,321
    Separate Account Charges 0.45% ........................................             21,856          0.850                18,579
  Lazard International Stock Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.089                     -
    Separate Account Charges 0.20% ........................................          8,594,969          0.876             7,533,018
    Separate Account Charges 0.25% ........................................          4,043,381          0.906             3,662,535
    Separate Account Charges 0.45% ........................................            315,073          0.896               282,384
  Merrill Lynch Large Cap Core Portfolio
    Separate Account Charges 0.15% ........................................                  -          0.911                     -
    Separate Account Charges 0.20% ........................................          1,526,671          0.679             1,037,017
    Separate Account Charges 0.25% ........................................             70,212          0.864                60,693
    Separate Account Charges 0.45% ........................................              4,347          0.856                 3,719
  MFS Emerging Growth Portfolio
    Separate Account Charges 0.15% ........................................                  -          0.803                     -
    Separate Account Charges 0.20% ........................................         26,698,898          0.409            10,907,608
    Separate Account Charges 0.25% ........................................          3,085,840          0.736             2,270,080
    Separate Account Charges 0.45% ........................................            564,554          0.728               410,913
  MFS Mid Cap Growth Portfolio
    Separate Account Charges 0.15% ........................................                  -          0.635                     -
    Separate Account Charges 0.20% ........................................         24,583,732          0.556            13,676,689
    Separate Account Charges 0.25% ........................................          1,136,201          0.865               982,460
    Separate Account Charges 0.45% ........................................            178,555          0.856               152,809
  Social Awareness Stock Portfolio
    Separate Account Charges 0.15% ........................................                  -          0.915                     -
    Separate Account Charges 0.20% ........................................          2,181,817          0.849             1,851,468
    Separate Account Charges 0.25% ........................................             16,854          0.887                14,954
    Separate Account Charges 0.45% ........................................              2,243          0.879                 1,970
  Travelers Quality Bond Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.183                     -
    Separate Account Charges 0.20% ........................................         20,070,721          1.198            24,038,557
    Separate Account Charges 0.25% ........................................          2,222,237          1.196             2,656,722
    Separate Account Charges 0.45% ........................................            179,107          1.187               212,555
  U.S. Government Securities Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.284                     -
    Separate Account Charges 0.20% ........................................         13,985,977          1.447            20,231,317
    Separate Account Charges 0.25% ........................................          1,385,693          1.455             2,016,881
    Separate Account Charges 0.45% ........................................          1,545,824          1.441             2,226,935

Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio
    Separate Account Charges 0.15% ........................................                  -          0.929                     -
    Separate Account Charges 0.20% ........................................         13,842,696          0.585             8,103,920
    Separate Account Charges 0.25% ........................................          3,996,010          0.961             3,838,738
    Separate Account Charges 0.45% ........................................             77,124          0.951                73,313

                                                                                                DECEMBER 31, 2004
                                                                             ------------------------------------------------------

                                                                                                      UNIT
                                                                                   UNITS              VALUE           NET ASSETS
                                                                             -----------------       --------       ---------------
Travelers Series Fund Inc. (continued)
  MFS Total Return Portfolio
    Separate Account Charges 0.15% ........................................          4,110,000       $  1.203       $     4,944,500
    Separate Account Charges 0.20% ........................................         24,513,172          1.433            35,131,787
    Separate Account Charges 0.25% ........................................          3,720,837          1.459             5,428,166
    Separate Account Charges 0.45% ........................................          4,770,970          1.444             6,887,430
  Smith Barney Aggressive Growth Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.208                     -
    Separate Account Charges 0.20% ........................................          1,620,043          1.206             1,954,404
    Separate Account Charges 0.25% ........................................            190,133          1.204               228,996
    Separate Account Charges 0.45% ........................................             14,553          1.197                17,414
  Smith Barney International All Cap Growth Portfolio
    Separate Account Charges 0.15% ........................................                  -          0.927                     -
    Separate Account Charges 0.20% ........................................          2,209,572          0.575             1,269,926
    Separate Account Charges 0.25% ........................................            558,738          0.757               423,234
    Separate Account Charges 0.45% ........................................            106,466          0.750                79,821
  Smith Barney Large Capitalization Growth Portfolio
    Separate Account Charges 0.15% ........................................                  -          1.032                     -
    Separate Account Charges 0.20% ........................................          7,236,265          0.812             5,878,969
    Separate Account Charges 0.25% ........................................          4,802,306          0.992             4,764,539
    Separate Account Charges 0.45% ........................................            316,963          0.982               311,245
  Strategic Equity Portfolio
    Separate Account Charges 0.15% ........................................          1,139,212          0.828               942,915
    Separate Account Charges 0.20% ........................................          5,296,432          0.643             3,403,294
    Separate Account Charges 0.25% ........................................          1,447,815          0.859             1,243,940
    Separate Account Charges 0.45% ........................................             13,470          0.850                11,452
  Van Kampen Enterprise Portfolio
    Separate Account Charges 0.15% ........................................                  -          0.854                     -
    Separate Account Charges 0.20% ........................................          4,009,670          0.523             2,097,935
    Separate Account Charges 0.25% ........................................             96,895          0.720                69,730
    Separate Account Charges 0.45% ........................................             47,918          0.712                34,129

Variable Insurance Products Fund
  VIP Overseas Portfolio - Service Class 2
    Separate Account Charges 0.15% ........................................                  -          1.112                     -
    Separate Account Charges 0.20% ........................................          2,082,831          1.112             2,315,796
    Separate Account Charges 0.25% ........................................          1,257,753          1.111             1,397,957
    Separate Account Charges 0.45% ........................................                  -          1.110                     -

Variable Insurance Products Fund II
  Asset Manager Portfolio - Initial Class
    Separate Account Charges 0.15% ........................................                  -          1.108                     -
    Separate Account Charges 0.20% ........................................          1,841,134          1.006             1,852,112
    Separate Account Charges 0.25% ........................................          1,478,777          1.097             1,622,335
    Separate Account Charges 0.45% ........................................            289,863          1.086               314,728
  Contrafund(R) Portfolio - Service Class 2
    Separate Account Charges 0.15% ........................................                  -          1.262                     -
    Separate Account Charges 0.20% ........................................          7,591,050          1.078             8,179,556
    Separate Account Charges 0.25% ........................................          1,676,313          1.075             1,802,046
    Separate Account Charges 0.45% ........................................              9,042          1.065                 9,630

                                                                                                DECEMBER 31, 2004
                                                                             ------------------------------------------------------

                                                                                                      UNIT
                                                                                   UNITS              VALUE           NET ASSETS
                                                                             -----------------       --------       ---------------
Variable Insurance Products Fund III
  Mid Cap Portfolio - Service Class 2
    Separate Account Charges 0.15% ........................................                  -       $  1.572       $             -
    Separate Account Charges 0.20% ........................................          5,661,984          1.603             9,078,729
    Separate Account Charges 0.25% ........................................            438,685          1.601               702,119
    Separate Account Charges 0.45% ........................................             10,743          1.589                17,068
                                                                                                                    ---------------

Net Contract Owners' Equity ...............................................                                         $ 1,121,371,679
                                                                                                                    ===============

6. STATEMENT OF INVESTMENTS                                                    FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                 -------------------------------------------------------------------

INVESTMENTS                                                         NO. OF            MARKET           COST OF           PROCEEDS
                                                                    SHARES            VALUE           PURCHASES         FROM SALES
                                                                 ------------      ------------      ------------      ------------
CAPITAL APPRECIATION FUND (1.9%)
    Total (Cost $18,285,523)                                          315,212      $ 20,876,476      $  5,761,756      $ 12,803,765
                                                                 ------------      ------------      ------------      ------------

DREYFUS STOCK INDEX FUND, INC. (2.0%)
    Total (Cost $19,235,203)                                          732,007        22,611,703        12,766,731         3,589,631
                                                                 ------------      ------------      ------------      ------------

HIGH YIELD BOND TRUST (3.2%)
    Total (Cost $34,090,565)                                        3,590,192        35,578,806        15,774,234        10,451,889
                                                                 ------------      ------------      ------------      ------------

MONEY MARKET PORTFOLIO (11.8%)
    Total (Cost $132,444,041)                                     132,444,041       132,444,041       109,969,212       113,215,532
                                                                 ------------      ------------      ------------      ------------

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC. (1.3%)
  AllianceBernstein Growth and Income Portfolio -
    Class B (Cost $914,374)                                            42,065         1,004,094         1,573,965           859,473
  AllianceBernstein Premier Growth Portfolio -
    Class B (Cost $11,584,223)                                        584,063        13,497,693         4,413,321         2,477,496
                                                                 ------------      ------------      ------------      ------------
    Total (Cost $12,498,597)                                          626,128        14,501,787         5,987,286         3,336,969
                                                                 ------------      ------------      ------------      ------------

AMERICAN CENTURY VARIABLE PRODUCTS, INC. (0.6%)
  VP Ultra Fund - Class I
    Total (Cost $6,225,089)                                           674,404         6,851,944         1,369,769           820,850
                                                                 ------------      ------------      ------------      ------------

AMERICAN FUNDS INSURANCE SERIES (6.0%)
  Global Growth Fund - Class 2 Shares (Cost $6,856,255)               456,836         7,871,278        14,884,272        12,596,549
  Growth Fund - Class 2 Shares (Cost $29,215,363)                     672,780        34,379,048        22,382,920         5,342,412
  Growth-Income Fund - Class 2 Shares (Cost $23,888,342)              696,854        25,532,726        21,641,357         3,983,152
                                                                 ------------      ------------      ------------      ------------
    Total (Cost $59,959,960)                                        1,826,470        67,783,052        58,908,549        21,922,113
                                                                 ------------      ------------      ------------      ------------

CREDIT SUISSE TRUST (1.3%)
  Credit Suisse Emerging Markets Portfolio
    Total (Cost $12,169,785)                                        1,106,309        14,647,530        11,249,355         4,472,993
                                                                 ------------      ------------      ------------      ------------

DELAWARE VIP TRUST (3.3%)
  Delaware VIP REIT Series - Standard Class
    (Cost $28,276,871)                                              1,959,099        37,379,614        18,376,649         7,361,653
  Delaware VIP Small Cap Value Series -
    Standard Class (Cost $71,710)                                       2,503            76,206           105,841            34,456
                                                                 ------------      ------------      ------------      ------------
    Total (Cost $28,348,581)                                        1,961,602        37,455,820        18,482,490         7,396,109
                                                                 ------------      ------------      ------------      ------------

DREYFUS VARIABLE INVESTMENT FUND (2.5%)
  Dreyfus VIF Appreciation Portfolio -
    Initial Shares (Cost $5,924,509)                                  177,212         6,301,667         5,444,303         8,198,895
  Dreyfus VIF Developing Leaders Portfolio -
    Initial Shares (Cost $17,983,653)                                 520,656        21,633,271         8,194,129         9,196,616
                                                                 ------------      ------------      ------------      ------------
    Total (Cost $23,908,162)                                          697,868        27,934,938        13,638,432        17,395,511
                                                                 ------------      ------------      ------------      ------------

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (3.2%)
  Franklin Small Cap Fund - Class 2 Shares
    (Cost $13,411,000)                                                812,032        15,777,779         8,387,090         5,226,795
  Templeton Developing Markets Securities Fund -
    Class 2 Shares (Cost $2,119,057)                                  282,024         2,445,148         3,628,225         1,890,393
  Templeton Foreign Securities Fund -
    Class 2 Shares (Cost $15,072,728)                               1,189,905        17,075,132        15,988,780         2,086,619
  Templeton Global Income Securities Fund -
    Class 1 Shares (Cost $137,612)                                      9,260           146,308           173,785            37,994
  Templeton Growth Securities Fund -
    Class 2 Shares (Cost $9,814)                                          841            10,796            10,159               362
                                                                 ------------      ------------      ------------      ------------
    Total (Cost $30,750,211)                                        2,294,062        35,455,163        28,188,039         9,242,163
                                                                 ------------      ------------      ------------      ------------

GREENWICH STREET SERIES FUND (7.6%)
  Equity Index Portfolio - Class I Shares
    (Cost $71,892,095)                                              2,727,287        80,454,970        29,850,971        18,761,641
  Fundamental Value Portfolio (Cost $4,342,627)                       221,865         4,681,357         5,593,279         4,772,779
                                                                 ------------      ------------      ------------      ------------
    Total (Cost $76,234,722)                                        2,949,152        85,136,327        35,444,250        23,534,420
                                                                 ------------      ------------      ------------      ------------

6. STATEMENT OF INVESTMENTS (CONTINUED)                                   FOR THE YEAR ENDED DECEMBER 31, 2004 (CONTINUED)
                                                               -------------------------------------------------------------------

INVESTMENTS                                                       NO. OF            MARKET           COST OF           PROCEEDS
                                                                  SHARES            VALUE           PURCHASES         FROM SALES
                                                               ------------      ------------      ------------      ------------
JANUS ASPEN SERIES (1.3%)
  Balanced Portfolio - Service Shares (Cost $10,689,939)            463,152      $ 11,689,944      $  6,183,512      $  5,751,469
  Global Technology Portfolio -
    Service Shares (Cost $1,110,210)                                333,696         1,184,619         1,921,467         1,588,059
  Worldwide Growth Portfolio -
    Service Shares (Cost $1,898,951)                                 75,908         2,020,665         3,483,704         7,520,949
                                                               ------------      ------------      ------------      ------------
    Total (Cost $13,699,100)                                        872,756        14,895,228        11,588,683        14,860,477
                                                               ------------      ------------      ------------      ------------

LORD ABBETT SERIES FUND, INC. (0.7%)
  Growth and Income Portfolio (Cost $1,384,052)                      56,105         1,524,940         1,726,751           379,511
  Mid-Cap Value Portfolio (Cost $6,007,646)                         324,930         6,755,305         6,778,960           817,238
                                                               ------------      ------------      ------------      ------------
    Total (Cost $7,391,698)                                         381,035         8,280,245         8,505,711         1,196,749
                                                               ------------      ------------      ------------      ------------

PIMCO VARIABLE INSURANCE TRUST (13.5%)
  PIMCO Low Duration Portfolio (Cost $2,353,969)                    228,132         2,349,757         2,384,539            30,513
  Real Return Portfolio - Administrative Class
    (Cost $21,115,741)                                            1,667,735        21,547,137        25,381,703         4,597,238
  Total Return Portfolio - Administrative Class
    (Cost $125,244,883)                                          12,077,929       126,939,038        71,552,892        20,941,918
                                                               ------------      ------------      ------------      ------------
    Total (Cost $148,714,593)                                    13,973,796       150,835,932        99,319,134        25,569,669
                                                               ------------      ------------      ------------      ------------

PIONEER VARIABLE CONTRACTS TRUST (0.5%)
  Pioneer Mid Cap Value VCT Portfolio -
    Class II Shares
    Total (Cost $4,942,183)                                         228,946         5,595,451         6,814,180         2,960,652
                                                               ------------      ------------      ------------      ------------

PUTNAM VARIABLE TRUST (4.0%)
  Putnam VT Discovery Growth Fund -
    Class IB Shares (Cost $380,007)                                  82,978           412,400           585,601           537,065
  Putnam VT International Equity Fund -
    Class IB Shares (Cost $11,818,360)                              990,909        14,576,267         6,660,735         7,647,799
  Putnam VT Small Cap Value Fund -
    Class IB Shares (Cost $23,624,416)                            1,310,341        29,862,674        19,537,864         8,415,590
                                                               ------------      ------------      ------------      ------------
    Total (Cost $35,822,783)                                      2,384,228        44,851,341        26,784,200        16,600,454
                                                               ------------      ------------      ------------      ------------

SALOMON BROTHERS VARIABLE SERIES FUNDS INC. (3.6%)
  All Cap Fund - Class I (Cost $6,585,239)                          439,987         7,404,986         4,761,074         3,612,469
  Investors Fund - Class I (Cost $24,457,348)                     2,025,348        27,970,050        10,809,382         6,225,187
  Strategic Bond Fund - Class I (Cost $4,843,591)                   449,959         4,895,554         3,228,162         2,413,082
  Total Return Fund - Class I (Cost $415,749)                        37,708           424,967         1,917,707         1,826,546
                                                               ------------      ------------      ------------      ------------
    Total (Cost $36,301,927)                                      2,953,002        40,695,557        20,716,325        14,077,284
                                                               ------------      ------------      ------------      ------------

SCUDDER INVESTMENT VIT FUNDS (4.2%)
  EAFE(R) Equity Index Fund -
    Class A Shares (Cost $11,283,069)                             1,389,939        13,260,016        10,005,498         7,380,042
  Small Cap Index Fund -
    Class A Shares (Cost $27,782,849)                             2,387,911        34,266,524        16,930,245         6,010,033
                                                               ------------      ------------      ------------      ------------
    Total (Cost $39,065,918)                                      3,777,850        47,526,540        26,935,743        13,390,075
                                                               ------------      ------------      ------------      ------------

SMITH BARNEY INVESTMENT SERIES (0.0%)
  SB Government Portfolio - Class A Shares
    Total (Cost $0)                                                      --                --             1,776             1,784
                                                               ------------      ------------      ------------      ------------

THE TRAVELERS SERIES TRUST (17.3%)
  Convertible Securities Portfolio (Cost $4,080,267)                349,290         4,313,728         4,100,323         2,613,069
  Disciplined Mid Cap Stock Portfolio (Cost $22,605,308)          1,376,640        27,202,404        13,535,559         7,804,657
  Equity Income Portfolio (Cost $37,607,579)                      2,431,801        41,754,027        18,523,944         9,378,503
  Large Cap Portfolio (Cost $23,906,610)                          1,820,802        25,363,776        10,072,578         6,629,137
  Lazard International Stock Portfolio (Cost $10,141,728)         1,005,073        11,477,937         6,560,927         5,887,837
  Merrill Lynch Large Cap Core Portfolio (Cost $980,116)            121,705         1,101,429         1,144,025         1,038,644
  MFS Emerging Growth Portfolio (Cost $14,064,290)                1,289,241        13,588,601         3,820,026         5,100,986
  MFS Mid Cap Growth Portfolio (Cost $13,021,619)                 1,886,874        14,811,958         8,820,464         6,059,769
  Social Awareness Stock Portfolio (Cost $1,688,737)                 76,889         1,868,392         1,174,857           693,865
  Travelers Quality Bond Portfolio (Cost $27,830,023)             2,439,514        26,907,834        11,117,849        12,998,868

6. STATEMENT OF INVESTMENTS (CONTINUED)                                   FOR THE YEAR ENDED DECEMBER 31, 2004 (CONTINUED)
                                                          -----------------------------------------------------------------------

INVESTMENTS                                                   NO. OF              MARKET            COST OF           PROCEEDS
                                                              SHARES              VALUE            PURCHASES         FROM SALES
                                                          --------------     --------------     --------------     --------------
THE TRAVELERS SERIES TRUST (CONTINUED)
  U.S. Government Securities Portfolio
    (Cost $25,090,985)                                         1,919,618     $   24,475,133     $    9,681,993     $    9,641,047
                                                          --------------     --------------     --------------     --------------
    Total (Cost $181,017,262)                                 14,717,447        192,865,219         88,552,545         67,846,382
                                                          --------------     --------------     --------------     --------------

TRAVELERS SERIES FUND INC. (7.8%)
  AIM Capital Appreciation Portfolio
    (Cost $11,485,160)                                         1,122,988         12,015,971         14,395,116         11,349,801
  MFS Total Return Portfolio (Cost $50,306,876)                3,056,703         52,391,883         27,451,037          4,722,275
  Smith Barney Aggressive Growth Portfolio
    (Cost $1,960,264)                                            165,226          2,200,814          1,787,106            920,724
  Smith Barney International All Cap Growth Portfolio
    (Cost $1,628,442)                                            136,699          1,772,981          2,409,708          1,732,108
  Smith Barney Large Capitalization Growth Portfolio
    (Cost $10,410,736)                                           762,335         10,954,753         12,061,102          6,068,571
  Strategic Equity Portfolio (Cost $5,412,440)                   319,362          5,601,601          2,651,335          5,705,359
  Van Kampen Enterprise Portfolio (Cost $2,209,778)              186,277          2,201,794            932,074            559,226
                                                          --------------     --------------     --------------     --------------
    Total (Cost $83,413,696)                                   5,749,590         87,139,797         61,687,478         31,058,064
                                                          --------------     --------------     --------------     --------------

VARIABLE INSURANCE PRODUCTS FUND (0.3%)
  VIP Overseas Portfolio - Service Class 2
    Total (Cost $3,223,409)                                      213,557          3,713,753          3,509,500            300,797
                                                          --------------     --------------     --------------     --------------

VARIABLE INSURANCE PRODUCTS FUND II (1.2%)
  Asset Manager Portfolio - Initial Class
    (Cost $3,632,458)                                            255,163          3,789,175          5,913,770          4,866,148
  Contrafund(R) Portfolio - Service Class 2
    (Cost $8,600,216)                                            379,174          9,991,232          9,940,099          6,139,114
                                                          --------------     --------------     --------------     --------------
    Total (Cost $12,232,674)                                     634,337         13,780,407         15,853,869         11,005,262
                                                          --------------     --------------     --------------     --------------

VARIABLE INSURANCE PRODUCTS FUND III (0.9%)
  Mid Cap Portfolio - Service Class 2
    Total (Cost $7,736,701)                                      327,909          9,797,916          6,296,031          2,164,943
                                                          --------------     --------------     --------------     --------------

TOTAL INVESTMENTS (100%)
  (COST $1,027,712,383)                                                      $1,121,254,973     $  694,105,278     $  429,214,537
                                                                             ==============     ==============     ==============

7. FINANCIAL HIGHLIGHTS

                                   YEAR                  UNIT VALUE      NET      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                   ENDED      UNITS      LOWEST TO      ASSETS      INCOME         LOWEST TO         LOWEST TO
                                   DEC 31     (000s)     HIGHEST ($)    ($000s)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                   ------     ------   -------------   ---------  ------------   ---------------  ----------------
CAPITAL APPRECIATION FUND           2004      36,421   0.521 - 0.941     20,876            -     0.15 - 0.45         19.07 - 19.33
                                    2003      46,240   0.437 - 0.789     24,284         0.05     0.15 - 0.45          7.64 - 24.86
                                    2002      46,882   0.350 - 0.573     18,779         1.53     0.20 - 0.45      (25.52) - (25.29)
                                    2001      36,814   0.469 - 0.767     26,152         0.47     0.20 - 0.45      (28.72) - (26.14)

DREYFUS STOCK
INDEX FUND, INC.                    2004      16,586   1.355 - 1.363     22,612         2.01     0.20 - 0.45         10.16 - 10.37
                                    2003       9,504   1.230 - 1.235     11,735         1.50     0.20 - 0.45          0.24 - 28.11
                                    2002       6,526           0.964      6,290         0.79            0.20                 10.93

HIGH YIELD BOND TRUST               2004      22,061   1.477 - 1.627     35,579         7.27     0.15 - 0.45           8.20 - 8.54
                                    2003      20,269   1.361 - 1.500     29,898         9.05     0.15 - 0.45          6.75 - 28.86
                                    2002      14,099   1.154 - 1.165     16,287        16.60     0.20 - 0.45           4.14 - 4.39
                                    2001       8,750   1.106 - 1.116      9,720         6.23     0.20 - 0.45           5.08 - 9.40

MONEY MARKET PORTFOLIO              2004     118,173   1.043 - 1.142    132,561         1.01     0.15 - 0.45           0.62 - 0.87
                                    2003     122,702   1.034 - 1.133    135,721         0.78     0.15 - 0.45           0.27 - 0.68
                                    2002     106,734   1.027 - 1.127    117,295         1.37     0.15 - 0.45           0.79 - 1.20
                                    2001      77,764   1.084 - 1.114     85,319         3.53     0.20 - 0.45           3.24 - 3.53
ALLIANCEBERNSTEIN
VARIABLE PRODUCT
SERIES FUND, INC.
  AllianceBernstein
    Growth and Income
    Portfolio - Class B             2004         903   1.105 - 1.112      1,004         0.98     0.20 - 0.45         10.72 - 10.99
                                    2003         216   0.998 - 1.002        216         0.71     0.20 - 0.45          0.30 - 23.86
  AllianceBernstein
    Premier Growth
    Portfolio - Class B             2004      16,765   0.798 - 0.805     13,498            -     0.20 - 0.45           7.84 - 8.06
                                    2003      14,253   0.740 - 0.745     10,612            -     0.20 - 0.45          0.27 - 23.14
                                    2002      10,440   0.602 - 0.605      6,314            -     0.20 - 0.45      (31.48) - (28.67)
AMERICAN CENTURY
VARIABLE PRODUCTS, INC.
  VP Ultra Fund - Class I           2004       6,852           1.000      6,852            -            0.20                 10.50
                                    2003       6,255           0.905      5,663            -            0.20                 24.66
                                    2002       4,697           0.726      3,411         0.19            0.20                (22.93)
                                    2001       2,767           0.942      2,606            -            0.20                 (4.07)
AMERICAN FUNDS
INSURANCE SERIES
  Global Growth Fund -
    Class 2 Shares                  2004       6,003   1.301 - 1.313      7,871         0.40     0.15 - 0.45         10.99 - 13.21
                                    2003       3,611   1.152 - 1.158      4,181         0.41     0.20 - 0.45          0.26 - 34.97
                                    2002           -   0.855 - 0.858          -            -     0.20 - 0.45       (14.80) - 14.46

  Growth Fund -
    Class 2 Shares                  2004      29,768   1.146 - 1.156     34,379         0.24     0.15 - 0.45         12.02 - 12.35
                                    2003      13,618   1.023 - 1.029     14,000         0.15     0.15 - 0.45          0.10 - 36.22
                                    2002          23           0.751         17         0.04            0.45                (20.53)

  Growth-Income Fund -
    Class 2 Shares                  2004      21,268   1.191 - 1.202     25,533         1.75     0.15 - 0.45          2.91 - 10.19
                                    2003       6,149   1.084 - 1.089      6,695         1.49     0.20 - 0.45         31.87 - 32.16
                                    2002       1,853   0.822 - 0.824      1,527         1.13     0.20 - 0.45      (16.94) - (14.91)
CREDIT SUISSE TRUST
  Creit Suisse Emerging
    Markets Portfolio               2004      15,850   0.904 - 1.243     14,648         0.33     0.20 - 0.45         24.37 - 24.69
                                    2003       7,545   0.725 - 0.997      5,683            -     0.20 - 0.45         42.30 - 42.72
                                    2002       4,586   0.508 - 0.700      2,448         0.23     0.20 - 0.45       (17.93) - (4.11)
                                    2001       1,249           0.790        986            -            0.45                (10.02)

                                   YEAR                  UNIT VALUE      NET      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                   ENDED      UNITS      LOWEST TO      ASSETS      INCOME         LOWEST TO         LOWEST TO
                                   DEC 31     (000s)     HIGHEST ($)    ($000s)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                   ------     ------   -------------   ---------  ------------   ---------------  ----------------
DELAWARE VIP TRUST
  Delaware VIP REIT Series -
    Standard Class                  2004      14,676   1.937 - 2.583      37,380         1.86     0.15 - 0.45        30.82 - 31.23
                                    2003      10,371   1.476 - 1.970      19,803         2.24     0.15 - 0.45        10.73 - 33.74
                                    2002       4,644   1.452 - 1.473       6,837         1.12     0.20 - 0.45          4.01 - 4.36
                                    2001       1,585   1.396 - 1.412       2,220         2.02     0.20 - 0.45         8.30 - 11.97
  Delaware VIP Small Cap
    Value Series -
    Standard Class                  2004          35   2.103 - 2.189          76            -     0.20 - 0.45        18.59 - 21.21
                                    2003           -   1.739 - 1.806           -            -     0.20 - 0.45        41.38 - 41.65
                                    2002           -   1.230 - 1.275           -         0.01     0.20 - 0.45       (6.04) - (5.76)
                                    2001       1,357   1.309 - 1.353       1,776         0.70     0.20 - 0.45         5.13 - 11.31
DREYFUS VARIABLE
INVESTMENT FUND
  Dreyfus VIF Appreciation
    Portfolio - Initial Shares      2004       6,687   0.940 - 0.981       6,302         1.73     0.20 - 0.45          4.63 - 4.91
                                    2003       9,741   0.896 - 0.936       8,771         1.72     0.20 - 0.45        10.38 - 20.92
                                    2002       6,029   0.741 - 0.770       4,523         1.27     0.20 - 0.45     (17.03) - (16.93)
                                    2001       3,647   0.892 - 0.928       3,327         1.18     0.20 - 0.45       (9.73) - (9.26)

  Dreyfus VIF Developing Leaders
    Portfolio - Initial Shares      2004      19,453   1.074 - 1.414      21,633         0.20     0.15 - 0.45        10.77 - 11.21
                                    2003      20,307   0.967 - 1.273      20,400         0.04     0.15 - 0.45        31.15 - 31.51
                                    2002       9,951   0.736 - 0.969       7,615         0.05     0.15 - 0.45     (24.33) - (19.21)
                                    2001       5,606   0.911 - 1.196       5,638         0.32     0.20 - 0.45       (6.56) - (6.37)

FRANKLIN TEMPLETON
VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Small Cap Fund -
    Class 2 Shares                  2004      19,247   0.761 - 1.019      15,778            -     0.15 - 0.45        11.09 - 11.37
                                    2003      14,731   0.685 - 0.915      11,094            -     0.15 - 0.45        36.45 - 37.03
                                    2002       8,614   0.502 - 0.668       4,464         0.28     0.15 - 0.45     (29.00) - (22.42)
                                    2001       1,651   0.707 - 0.709       1,171         0.34     0.20 - 0.45      (17.65) - 14.54

  Templeton Developing Markets
    Securities Fund -
    Class 2 Shares                  2004       1,316   1.850 - 1.860       2,445         2.38     0.15 - 0.45        18.70 - 24.45
                                    2003         257   1.490 - 1.493         384            -     0.20 - 0.45         1.43 - 28.15
  Templeton Foreign
    Securities Fund -
    Class 2 Shares                  2004      13,747   1.233 - 1.243      17,075         0.93     0.15 - 0.45        15.74 - 18.29
                                    2003       1,240   1.045 - 1.050       1,301         1.61     0.20 - 0.45         1.16 - 28.36

  Templeton Global
    Income Securities
    Fund - Class 1 Shares           2004         125           1.169         146            -            0.20                 7.25

  Templeton Growth
    Securities Fund -
    Class 2 Shares                  2004          10           1.116          11            -            0.20                11.60

GREENWICH STREET SERIES FUND
  Equity Index Portfolio -
    Class I Shares                  2004      91,860   0.839 - 1.010      80,455         1.74     0.15 - 0.45        10.05 - 10.39
                                    2003      78,889   0.760 - 0.915      63,484         1.49     0.15 - 0.45        27.57 - 27.81
                                    2002      68,892   0.595 - 0.716      42,279         2.64     0.15 - 0.45     (22.52) - (17.13)
                                    2001      26,331   0.766 - 0.870      21,775         0.98     0.20 - 0.45     (12.53) - (12.26)

  Fundamental Value Portfolio       2004       3,388   1.371 - 1.382       4,681         0.66     0.20 - 0.45          7.70 - 7.97
                                    2003       2,908   1.273 - 1.280       3,720         0.86     0.20 - 0.45        38.07 - 38.38
                                    2002       1,437   0.922 - 0.925       1,329         1.30     0.20 - 0.45     (19.70) - (19.43)

JANUS ASPEN SERIES
  Balanced Portfolio -
    Service Shares                  2004      11,006   1.050 - 1.114      11,690         2.23     0.15 - 0.45          7.80 - 8.16
                                    2003      10,728   0.974 - 1.030      10,628         1.90     0.15 - 0.45         0.10 - 13.51
                                    2002       8,149   0.860 - 0.866       7,057         2.79     0.20 - 0.45       (7.13) - (6.88)
                                    2001       1,175           0.930       1,092         1.53            0.20                (6.44)

                                   YEAR                  UNIT VALUE      NET      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                   ENDED      UNITS      LOWEST TO      ASSETS      INCOME         LOWEST TO         LOWEST TO
                                   DEC 31     (000s)     HIGHEST ($)    ($000s)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                   ------     ------   -------------   ---------  ------------   ---------------  ----------------
JANUS ASPEN SERIES (CONTINUED)
  Global Technology Portfolio -
    Service Shares                  2004       3,235   0.362 - 0.366      1,185            -     0.20 - 0.45          0.00 - 0.27
                                    2003       2,359   0.362 - 0.365        861            -     0.20 - 0.45         0.55 - 46.00
                                    2002         752   0.248 - 0.250        188            -     0.20 - 0.45     (41.23) - (41.04)
                                    2001         504           0.424        213         0.83            0.20               (42.63)

  Worldwide Growth Portfolio -
    Service Shares                  2004       3,408   0.586 - 0.823      2,021         0.62     0.15 - 0.45          4.09 - 4.31
                                    2003       9,305   0.563 - 0.789      6,100         0.83     0.15 - 0.45         8.68 - 33.33
                                    2002      10,172   0.458 - 0.461      4,683         0.65     0.20 - 0.45     (26.01) - (25.76)
                                    2001       6,972   0.619 - 0.621      4,330         0.32     0.20 - 0.45     (22.91) - (22.76)
LORD ABBETT SERIES FUND, INC.
  Growth and Income Portfolio       2004       1,082   1.404 - 1.410      1,525         1.07     0.20 - 0.45        12.14 - 12.44
                                    2003          28   1.252 - 1.254         35         0.64     0.20 - 0.45         0.32 - 17.20

  Mid-Cap Value Portfolio           2004       4,301   1.565 - 1.572      6,755         0.62     0.20 - 0.45        23.42 - 23.80
                                    2003          25   1.268 - 1.269         31         0.52     0.25 - 0.45          0.24 - 8.84
PIMCO VARIABLE INSURANCE TRUST
  PIMCO Low Duration Portfolio      2004       2,317           1.014      2,350         0.52            0.20                 0.40

  Real Return Portfolio -
    Administrative Class            2004      18,765   1.143 - 1.149     21,547         1.02     0.15 - 0.45          2.50 - 8.71
                                    2003         232   1.054 - 1.056        245         0.29     0.20 - 0.45          0.00 - 6.56

  Total Return Portfolio -
    Administrative Class            2004     100,032   1.256 - 1.270     26,939         1.90     0.15 - 0.45          4.48 - 4.75
                                    2003      62,072   1.199 - 1.214     75,254         2.78     0.15 - 0.45          4.51 - 4.90
                                    2002      29,975   1.143 - 1.158     34,665         4.05     0.15 - 0.45          0.09 - 8.83
                                    2001       3,164           1.064      3,365         2.95            0.20                 6.19

PIONEER VARIABLE
CONTRACTS TRUST
  Pioneer Mid Cap Value
    VCT Portfolio -
    Class II Shares                 2004       4,014   1.384 - 1.396      5,595         0.26     0.15 - 0.45        14.43 - 21.53
                                    2003         944   1.142 - 1.147      1,083         0.25     0.20 - 0.45         0.09 - 32.60

PUTNAM VARIABLE TRUST
  Putnam VT Discovery
    Growth Fund -
    Class IB Shares                 2004         502   0.815 - 0.822        412            -     0.20 - 0.45          7.10 - 7.32
                                    2003         447   0.761 - 0.766        342            -     0.20 - 0.45       (0.26) - 31.84
                                    2002          85           0.581         49            -            0.20                    -

  Putnam VT International
    Equity Fund -
    Class IB Shares                 2004      13,701   1.054 - 1.064     14,576         1.43     0.20 - 0.45        15.70 - 16.03
                                    2003      15,130   0.911 - 0.917     13,878         0.57     0.20 - 0.45         1.66 - 28.25
                                    2002       5,842   0.712 - 0.715      4,179         0.25     0.20 - 0.45     (17.82) - (12.32)
                                    2001          15           0.870         13            -            0.20                 2.72

  Putnam VT Small Cap
    Value Fund -
    Class IB Shares                 2004      17,673   1.595 - 1.703     29,863         0.33     0.15 - 0.45        15.25 - 25.96
                                    2003      10,280   1.343 - 1.352     13,895         0.27     0.20 - 0.45        48.89 - 49.28
                                    2002       5,224   0.902 - 0.906      4,722         0.13     0.20 - 0.45     (25.21) - (18.38)
                                    2001           3           1.110          3            -            0.20                 7.14

SALOMON BROTHERS VARIABLE
SERIES FUNDS INC.
  All Cap Fund - Class I            2004       5,893   1.242 - 1.486      7,405         0.61     0.20 - 0.45          7.84 - 8.09
                                    2003       4,890   1.149 - 1.375      5,797         0.34     0.20 - 0.45        38.34 - 38.77
                                    2002       2,760   0.828 - 0.992      2,455         0.44     0.20 - 0.45     (25.36) - (22.62)
                                    2001       1,574   1.107 - 1.321      1,959         0.78     0.20 - 0.45        (2.29) - 1.46

                                   YEAR                  UNIT VALUE      NET      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                   ENDED      UNITS      LOWEST TO      ASSETS      INCOME         LOWEST TO         LOWEST TO
                                   DEC 31     (000s)     HIGHEST ($)    ($000s)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                   ------     ------   -------------   ---------  ------------   ---------------  ----------------
SALOMON BROTHERS VARIABLE
SERIES FUNDS INC. (CONTINUED)
  Investors Fund - Class I          2004      24,028   1.049 - 1.318      27,970         1.61     0.15 - 0.45         9.86 - 10.19
                                    2003      20,015   0.952 - 1.197      21,352         1.85     0.15 - 0.45        31.74 - 32.22
                                    2002      11,977   0.720 - 0.907       9,862         1.34     0.15 - 0.45     (23.38) - (21.14)
                                    2001       7,788   1.067 - 1.181       9,106         0.87     0.20 - 0.45       (8.18) - (4.55)

  Strategic Bond Fund - Class I     2004       3,279   1.349 - 1.521       4,896         4.99     0.15 - 0.45          6.14 - 6.47
                                    2003       2,916   1.267 - 1.429       4,098         5.77     0.15 - 0.45         3.48 - 12.98
                                    2002       2,216   1.217 - 1.257       2,767         4.74     0.20 - 0.45          8.36 - 8.66
                                    2001       1,962   1.120 - 1.160       2,265         5.48     0.20 - 0.45          6.42 - 6.67

  Total Return Fund - Class I       2004         343   1.236 - 1.252         425         1.83     0.20 - 0.45          8.21 - 8.61
                                    2003         282   1.138 - 1.154         321         1.40     0.20 - 0.45         0.35 - 15.65
                                    2002         239   0.984 - 0.992         235         7.23     0.20 - 0.45        (7.29) - 0.10
                                    2001           1           1.070           1         2.13            0.45                (1.29)
SCUDDER INVESTMENT VIT FUNDS
  EAFE(R) Equity Index Fund -
    Class A Shares                  2004      15,861   0.780 - 1.079      13,260         2.73     0.15 - 0.45        18.63 - 18.96
                                    2003      12,610   0.656 - 0.907       9,056         3.33     0.15 - 0.45         4.10 - 33.19
                                    2002      12,725   0.493 - 0.681       6,486         1.41     0.15 - 0.45     (21.99) - (21.54)
                                    2001       8,650   0.630 - 0.705       5,649            -     0.20 - 0.45     (25.00) - (24.82)

  Small Cap Index Fund -
    Class A Shares                  2004      28,096   1.172 - 1.582      34,267         0.43     0.15 - 0.45        15.13 - 17.45
                                    2003      18,430   0.998 - 1.347      18,941         0.83     0.20 - 0.45        45.85 - 46.12
                                    2002      10,631   0.683 - 0.922       7,608         0.77     0.20 - 0.45     (20.97) - (20.67)
                                    2001       6,919   0.861 - 1.164       7,500         0.84     0.20 - 0.45          1.39 - 1.89

THE TRAVELERS SERIES TRUST
  Convertible Securities
    Portfolio                       2004       3,386   1.268 - 1.457       4,314         2.23     0.20 - 0.45          5.80 - 6.11
                                    2003       2,252   1.195 - 1.374       2,701         3.74     0.20 - 0.45         0.15 - 25.92
                                    2002         800   0.949 - 1.084         795         4.80     0.20 - 0.45       (7.43) - (7.14)
                                    2001       2,554   1.022 - 1.171       2,958         2.63     0.20 - 0.45       (3.86) - (1.26)

  Disciplined Mid Cap
    Stock Portfolio                 2004      20,734   1.278 - 1.647      27,202         0.31     0.15 - 0.45        15.93 - 16.29
                                    2003      16,691   1.099 - 1.418      18,747         0.37     0.15 - 0.45       (0.63) - 33.53
                                    2002       7,869   0.844 - 1.056       6,643         0.66     0.20 - 0.45     (14.70) - (14.49)
                                    2001       4,262   0.987 - 1.238       4,325         0.42     0.20 - 0.45       (4.48) - (1.60)

  Equity Income Portfolio           2004      33,551   1.167 - 1.324      41,754         1.42     0.15 - 0.45          9.44 - 9.78
                                    2003      27,944   1.063 - 1.208      31,403         1.12     0.15 - 0.45         7.48 - 30.99
                                    2002      20,686   0.852 - 0.923      17,902         1.28     0.20 - 0.45     (14.30) - (14.14)
                                    2001      10,890   0.993 - 1.075      11,367         1.35     0.20 - 0.45       (7.04) - (5.54)

  Large Cap Portfolio               2004      37,177   0.661 - 0.859      25,364         0.88     0.20 - 0.45          5.99 - 6.31
                                    2003      32,183   0.622 - 0.808      20,690         0.48     0.20 - 0.45        24.15 - 24.40
                                    2002      24,594   0.500 - 0.650      12,741         0.58     0.20 - 0.45     (23.10) - (22.96)
                                    2001      13,335   0.649 - 0.844      10,937         0.59     0.20 - 0.45     (17.73) - (16.35)

                                   YEAR                  UNIT VALUE      NET      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                   ENDED      UNITS      LOWEST TO      ASSETS      INCOME         LOWEST TO         LOWEST TO
                                   DEC 31     (000s)     HIGHEST ($)    ($000s)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                   ------     ------   -------------   ---------  ------------   ---------------  ----------------
THE TRAVELERS SERIES TRUST
(CONTINUED)
  Lazard International
    Stock Portfolio                 2004      12,953   0.876 - 0.906      11,478         1.64     0.20 - 0.45        15.17 - 15.42
                                    2003      12,282   0.759 - 0.785       9,391         2.01     0.20 - 0.45        27.96 - 28.43
                                    2002      12,833   0.591 - 0.612       7,643         2.14     0.20 - 0.45     (13.27) - (13.07)
                                    2001      10,929   0.681 - 0.704       7,653         0.17     0.20 - 0.45     (26.52) - (25.11)

  Merrill Lynch Large Cap
    Core Portfolio                  2004       1,601   0.679 - 0.864       1,101         0.62     0.20 - 0.45        15.36 - 15.67
                                    2003       1,411   0.587 - 0.748         832         0.69     0.20 - 0.45       (0.13) - 20.78
                                    2002       1,740   0.486 - 0.615         851         0.89     0.20 - 0.45     (25.45) - (25.23)
                                    2001         660   0.650 - 0.825         489         0.05     0.20 - 0.45     (22.83) - (22.62)

  MFS Emerging Growth Portfolio     2004      30,349   0.409 - 0.736      13,589            -     0.20 - 0.45        12.17 - 12.67
                                    2003      32,420   0.363 - 0.654      13,305            -     0.20 - 0.45        28.51 - 28.74
                                    2002      31,299   0.282 - 0.508       9,769            -     0.20 - 0.45     (34.50) - (34.27)
                                    2001      17,696   0.429 - 0.774      13,035            -     0.20 - 0.45     (36.44) - (31.20)

  MFS Mid Cap Growth Portfolio      2004      25,898   0.556 - 0.865      14,812            -     0.20 - 0.45        13.68 - 13.82
                                    2003      20,771   0.489 - 0.760      10,361            -     0.20 - 0.45        36.41 - 36.97
                                    2002      12,479   0.357 - 0.556       4,739            -     0.20 - 0.45     (49.08) - (38.83)
                                    2001       2,325   0.699 - 1.084       2,271            -     0.20 - 0.45     (28.38) - (24.04)

  Social Awareness Stock
    Portfolio                       2004       2,201   0.849 - 0.887       1,868         0.80     0.20 - 0.45          5.78 - 6.13
                                    2003       1,615   0.800 - 0.837       1,293         0.88     0.20 - 0.45         0.00 - 28.62
                                    2002       1,032           0.622         642         0.82            0.20               (25.06)
                                    2001         488   0.830 - 0.866         405         0.54     0.20 - 0.45      (16.00) - (5.25)

  Travelers Quality Bond
    Portfolio                       2004      22,472   1.183 - 1.198      26,908         4.65     0.15 - 0.45          2.86 - 3.10
                                    2003      25,149   1.148 - 1.162      29,191         5.17     0.15 - 0.45          1.59 - 6.80
                                    2002      23,998   1.084 - 1.088      26,097         7.95     0.20 - 0.45          5.34 - 5.53
                                    2001      17,437   1.029 - 1.031      17,946         3.42     0.20 - 0.45          1.58 - 3.10

  U.S. Government Securities
    Portfolio                       2004      16,917   1.441 - 1.455      24,475         4.76     0.20 - 0.45          5.65 - 5.93
                                    2003      17,708   1.364 - 1.375      24,194         4.97     0.20 - 0.45          2.33 - 2.55
                                    2002      17,989   1.332 - 1.341      23,965         9.49     0.20 - 0.45         3.71 - 13.36
                                    2001       6,127   1.175 - 1.178       7,216         3.02     0.20 - 0.45          5.27 - 5.67
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation
    Portfolio                       2004      17,916   0.585 - 0.961      12,016         0.15     0.20 - 0.45          6.02 - 6.31
                                    2003      13,857   0.551 - 0.904       8,351            -     0.20 - 0.45        28.88 - 29.04
                                    2002      13,289   0.427 - 0.701       6,185            -     0.20 - 0.45     (24.27) - (24.02)
                                    2001       7,837   0.562 - 0.923       7,039            -     0.20 - 0.45     (24.84) - (23.85)

  MFS Total Return Portfolio        2004      37,115   1.203 - 1.459      52,392         3.82     0.15 - 0.45        10.99 - 11.29
                                    2003      22,375   1.081 - 1.312      28,344         2.75     0.15 - 0.45        16.06 - 16.36
                                    2002      15,201   0.929 - 1.129      16,654         6.95     0.15 - 0.45       (7.75) - (5.44)
                                    2001       8,824   1.172 - 1.194      10,490         2.97     0.20 - 0.45        (0.42) - 1.53

  Smith Barney Aggressive
    Growth Portfolio                2004       1,825   1.197 - 1.206       2,201            -     0.20 - 0.45          9.52 - 9.74
                                    2003       1,053   1.093 - 1.099       1,157            -     0.20 - 0.45         0.00 - 34.19
                                    2002         460   0.816 - 0.819         376            -     0.20 - 0.45     (29.04) - (21.70)

                                   YEAR                  UNIT VALUE      NET      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                   ENDED      UNITS      LOWEST TO      ASSETS      INCOME         LOWEST TO         LOWEST TO
                                   DEC 31     (000s)     HIGHEST ($)    ($000s)    RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                   ------     ------   -------------   ---------  ------------   ---------------  ----------------
TRAVELERS SERIES FUND INC.
(CONTINUED)
  Smith Barney International
    All Cap Growth
    Portfolio                       2004       2,875   0.575 - 0.757       1,773         1.04     0.20 - 0.45        17.37 - 17.59
                                    2003       1,505   0.489 - 0.644         934         0.99     0.20 - 0.45         1.42 - 27.34
                                    2002       2,400   0.384 - 0.504       1,185         0.93     0.20 - 0.45     (25.99) - (25.87)
                                    2001       2,829   0.518 - 0.681       1,924            -     0.20 - 0.45     (31.42) - (31.30)

  Smith Barney Large
    Capitalization
    Growth Portfolio                2004      12,356   0.812 - 0.992      10,955         0.42     0.20 - 0.45        (0.10) - 0.12
                                    2003       6,011   0.811 - 0.991       5,001         0.03     0.20 - 0.45        46.94 - 47.25
                                    2002       2,699   0.551 - 0.673       1,540         0.37     0.20 - 0.45      (25.08) - (0.30)
                                    2001       1,296   0.734 - 0.893       1,104            -     0.20 - 0.45     (12.96) - (12.20)

  Strategic Equity Portfolio        2004       7,897   0.643 - 0.859       5,602         1.32     0.15 - 0.45         9.68 - 10.11
                                    2003      12,271   0.584 - 0.781       8,149            -     0.15 - 0.45        32.03 - 32.39
                                    2002      15,270   0.442 - 0.591       7,606         0.62     0.15 - 0.45     (33.90) - (20.22)
                                    2001      12,126   0.666 - 0.892      10,714         0.20     0.20 - 0.45     (19.64) - (13.51)

  Van Kampen Enterprise
    Portfolio                       2004       4,154   0.523 - 0.720       2,202         0.59     0.20 - 0.45          3.34 - 3.60
                                    2003       3,432   0.505 - 0.695       1,747         0.21     0.20 - 0.45         0.14 - 25.31
                                    2002       3,182   0.403 - 0.551       1,376         0.86     0.20 - 0.45     (29.63) - (29.42)
                                    2001       2,376   0.571 - 0.783       1,594            -     0.20 - 0.45     (21.62) - (16.28)

VARIABLE INSURANCE
PRODUCTS FUND
  VIP Overseas Portfolio -
    Service Class 2                 2004       3,341   1.111 - 1.112       3,714            -     0.20 - 0.25        16.34 - 19.06

VARIABLE INSURANCE
PRODUCTS FUND II
  Asset Manager Portfolio -
    Initial Class                   2004       3,610   1.006 - 1.097       3,789         2.23     0.20 - 0.45          5.03 - 5.23
                                    2003       2,600   0.956 - 1.043       2,660         2.92     0.20 - 0.45         2.25 - 17.73
                                    2002       2,415   0.812 - 0.881       2,083         3.69     0.20 - 0.45       (9.08) - (8.87)
                                    2001       2,479   0.891 - 0.969       2,382         3.46     0.20 - 0.45       (4.53) - (4.30)

  Contrafund(R) Portfolio -
    Service Class 2                 2004       9,276   1.065 - 1.262       9,991         0.16     0.15 - 0.45        14.64 - 14.94
                                    2003       5,190   0.929 - 1.098       5,010         0.24     0.15 - 0.45         0.21 - 27.97
                                    2002       2,652   0.728 - 0.733       1,943         0.23     0.20 - 0.45      (10.01) - (9.73)
                                    2001         529   0.809 - 0.812         430         0.54     0.20 - 0.45     (12.82) - (12.69)

VARIABLE INSURANCE
PRODUCTS FUND III
  Mid Cap Portfolio -
    Service Class 2                 2004       6,111   1.589 - 1.603       9,798            -     0.20 - 0.45        24.14 - 24.40
                                    2003       3,166   1.280 - 1.289       4,081         0.26     0.20 - 0.45       (0.54) - 38.01
                                    2002         999   0.930 - 0.934         933         0.13     0.20 - 0.45      (10.19) - (8.10)
                                    2001          19           1.040          19            -            0.20                 4.31



(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                                           DREYFUS STOCK INDEX FUND -
                                             CAPITAL APPRECIATION FUND           INITIAL SHARES            HIGH YIELD BOND TRUST
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004          2003            2004           2003           2004           2003
                                                 ----          ----            ----           ----           ----           ----
     Units beginning of year .............    46,239,675     46,881,752      9,504,097      6,525,810     20,268,597     14,099,148
     Units purchased and transferred from
       other funding options .............    15,515,399     35,495,091      8,620,641      9,744,236     10,317,899     13,543,632
     Units redeemed and transferred to
       other funding options .............   (25,333,904)   (36,137,168)    (1,539,070)    (6,765,949)    (8,525,187)    (7,374,183)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Units end of year ...................    36,421,170     46,239,675     16,585,668      9,504,097     22,061,309     20,268,597
                                            ============   ============   ============   ============   ============   ============

                                                                          ALLIANCEBERNSTEIN GROWTH AND   ALLIANCEBERNSTEIN PREMIER
                                               MONEY MARKET PORTFOLIO      INCOME PORTFOLIO - CLASS B    GROWTH PORTFOLIO - CLASS B
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004          2003            2004           2003           2004           2003
                                                 ----          ----            ----           ----           ----           ----
     Units beginning of year .............   122,701,833    106,734,238        215,676             --     14,253,254     10,440,139
     Units purchased and transferred from
       other funding options .............   115,587,957    124,253,828      1,505,121        375,604      6,208,891      9,664,834
     Units redeemed and transferred to
       other funding options .............  (120,116,928)  (108,286,233)      (817,973)      (159,928)    (3,696,652)    (5,851,719)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Units end of year ...................   118,172,862    122,701,833        902,824        215,676     16,765,493     14,253,254
                                            ============   ============   ============   ============   ============   ============

                                                                             GLOBAL GROWTH FUND -
                                              VP ULTRA FUND - CLASS I           CLASS 2 SHARES          GROWTH FUND - CLASS 2 SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004          2003            2004           2003           2004           2003
                                                 ----          ----            ----           ----           ----           ----
     Units beginning of year .............     6,255,018      4,696,560      3,610,703             --     13,617,636         22,871
     Units purchased and transferred from
       other funding options .............     1,507,557      2,750,709     11,615,457      4,397,780     22,063,538     16,431,189
     Units redeemed and transferred to
       other funding options .............      (910,486)    (1,192,251)    (9,223,345)      (787,077)    (5,913,309)    (2,836,424)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Units end of year ...................     6,852,089      6,255,018      6,002,815      3,610,703     29,767,865     13,617,636
                                            ============   ============   ============   ============   ============   ============

                                                GROWTH INCOME FUND -         CREDIT SWISSE EMERGING     DELAWARE VIP REIT SERIES -
                                                  CLASS 2 SHARES               MARKETS PORTFOLIO              STANDARD CLASS
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004          2003            2004           2003           2004           2003
                                                 ----          ----            ----           ----           ----           ----
     Units beginning of year .............     6,149,478      1,852,864      7,545,044      4,585,509     10,371,094      4,644,408
     Units purchased and transferred from
       other funding options .............    19,753,068      6,276,146     15,014,285      6,313,613      8,427,369      9,430,999
     Units redeemed and transferred to
       other funding options .............    (4,634,277)    (1,979,532)    (6,709,010)    (3,354,078)    (4,122,024)    (3,704,313)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Units end of year ...................    21,268,269      6,149,478     15,850,319      7,545,044     14,676,439     10,371,094
                                            ============   ============   ============   ============   ============   ============

8. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                        DELAWARE VIP                DREYFUS VIF                 DREYFUS VIF
                                                   SMALL CAP VALUE SERIES -   APPRECIATION PORTFOLIO -       DEVELOPING LEADERS
                                                       STANDARD CLASS               INITIAL SHARES        PORTFOLIO - INITIAL SHARES
                                                  -------------------------   -------------------------   --------------------------
                                                     2004          2003            2004         2003          2004          2003
                                                     ----          ----            ----         ----          ----          ----
     Units beginning of year ...................           --            --     9,741,087     6,029,248    20,306,595     9,950,573
     Units purchased and transferred from
       other funding options ...................       52,570            --     6,605,498     6,878,277     8,782,508    19,652,140
     Units redeemed and transferred to
       other funding options ...................      (17,666)           --    (9,659,334)   (3,166,438)   (9,636,471)   (9,296,118)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................       34,904            --     6,687,251     9,741,087    19,452,632    20,306,595
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                         FRANKLIN               TEMPLETON DEVELOPING          TEMPLETON FOREIGN
                                                      SMALL CAP FUND -        MARKETS SECURITIES FUND -   FOREIGN SECURITIES FUND -
                                                      CLASS 2 SHARES               CLASS 2 SHARES              CLASS 2 SHARES
                                                  -------------------------   -------------------------   --------------------------
                                                     2004          2003            2004         2003          2004          2003
                                                     ----          ----            ----         ----          ----          ----
     Units beginning of year ...................   14,730,574     8,614,367       257,070            --     1,239,765            --
     Units purchased and transferred from
       other funding options ...................   12,396,650    13,109,377     2,134,987       313,871    15,595,634     1,906,199
     Units redeemed and transferred to
       other funding options ...................   (7,880,504)   (6,993,170)   (1,075,852)      (56,801)   (3,088,792)     (666,434)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................   19,246,720    14,730,574     1,316,205       257,070    13,746,607     1,239,765
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                     TEMPLETON GLOBAL             TEMPLETON GROWTH                 EQUITY
                                                   INCOME SECURITIES FUND -        SECURITIES FUND -          INDEX PORTFOLIO -
                                                       CLASS 1 SHARES               CLASS 2 SHARES             CLASS I SHARES
                                                  -------------------------   -------------------------   --------------------------
                                                     2004          2003            2004         2003          2004          2003
                                                     ----          ----            ----         ----          ----          ----
     Units beginning of year ...................           --            --            --            --    78,888,824    68,891,914
     Units purchased and transferred from
       other funding options ...................      160,425            --        10,026            --    41,198,495    60,889,858
     Units redeemed and transferred to
       other funding options ...................      (35,257)           --          (350)           --   (28,227,082)  (50,892,948)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................      125,168            --         9,676            --    91,860,237    78,888,824
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                         FUNDAMENTAL             BALANCED PORTFOLIO -         GLOBAL TECHNOLOGY
                                                       VALUE PORTFOLIO             SERVICE SHARES         PORTFOLIO - SERVICE SHARES
                                                  -------------------------   -------------------------   --------------------------
                                                     2004          2003            2004         2003          2004          2003
                                                     ----          ----            ----         ----          ----          ----
     Units beginning of year ...................    2,907,828     1,436,883    10,728,168     8,149,140     2,359,134       752,470
     Units purchased and transferred from
       other funding options ...................    3,113,232     2,209,190     6,273,640     9,665,104     3,787,411     4,327,692
     Units redeemed and transferred to
       other funding options ...................   (2,632,763)     (738,245)   (5,995,649)   (7,086,076)   (2,911,983)   (2,721,028)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................    3,388,297     2,907,828    11,006,159    10,728,168     3,234,562     2,359,134
                                                  ===========   ===========   ===========   ===========   ===========   ===========

8. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                               WORLDWIDE GROWTH                GROWTH AND INCOME              MID-CAP VALUE
                                            PORTFOLIO - SERVICE SHARES             PORTFOLIO                    PORTFOLIO
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004          2003            2004           2003           2004           2003
                                                 ----          ----            ----           ----           ----           ----
     Units beginning of year .............     9,305,471     10,171,709         27,951             --         24,550             --
     Units purchased and transferred from
       other funding options .............     3,786,258      8,369,505      1,231,358         79,092      4,678,167         48,146
     Units redeemed and transferred to
       other funding options .............    (9,683,660)    (9,235,743)      (177,320)       (51,141)      (401,498)       (23,596)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Units end of year ...................     3,408,069      9,305,471      1,081,989         27,951      4,301,219         24,550
                                            ============   ============   ============   ============   ============   ============

                                                     PIMCO LOW              REAL RETURN PORTFOLIO -        TOTAL RETURN PORTFOLIO -
                                                 DURATION PORTFOLIO           ADMINISTRATIVE CLASS          ADMINISTRATIVE CLASS
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004          2003            2004           2003           2004           2003
                                                 ----          ----            ----           ----           ----           ----
     Units beginning of year .............            --             --        232,450             --     62,071,743     29,974,614
     Units purchased and transferred from
       other funding options .............     2,444,106             --     22,422,067        316,570     56,603,901     50,755,626
     Units redeemed and transferred to
       other funding options .............      (126,914)            --     (3,889,283)       (84,120)   (18,643,867)   (18,658,497)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Units end of year ...................     2,317,192             --     18,765,234        232,450    100,031,777     62,071,743
                                            ============   ============   ============   ============   ============   ============

                                                     PIONEER                      PUTNAM VT                     PUTNAM VT
                                                 MID CAP VALUE VCT           DISCOVERY GROWTH FUND -       INTERNATIONAL EQUITY
                                            PORTFOLIO - CLASS II SHARES         CLASS IB SHARES           FUND - CLASS IB SHARES
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004          2003            2004           2003           2004           2003
                                                 ----          ----            ----           ----           ----           ----
     Units beginning of year .............       944,166             --        447,038         84,671     15,129,990      5,842,447
     Units purchased and transferred from
       other funding options .............     4,479,124      1,171,043        559,039        698,726      6,944,242     17,383,254
     Units redeemed and transferred to
       other funding options .............    (1,409,214)      (226,877)      (504,392)      (336,359)    (8,373,219)    (8,095,711)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Units end of year ...................     4,014,076        944,166        501,685        447,038     13,701,013     15,129,990
                                            ============   ============   ============   ============   ============   ============

                                            PUTNAM VT SMALL CAP VALUE
                                               FUND - CLASS IB SHARES       ALL CAP FUND - CLASS I       INVESTORS FUND - CLASS I
                                            ---------------------------   ---------------------------   ---------------------------
                                                 2004          2003            2004           2003           2004           2003
                                                 ----          ----            ----           ----           ----           ----
     Units beginning of year .............    10,279,865      5,223,982      4,890,107      2,760,313     20,015,258     11,977,325
     Units purchased and transferred from
       other funding options .............    13,075,903      9,514,588      4,058,167      4,227,626     10,888,383     13,436,589
     Units redeemed and transferred to
       other funding options .............    (5,682,569)    (4,458,705)    (3,054,988)    (2,097,832)    (6,876,091)    (5,398,656)
                                            ------------   ------------   ------------   ------------   ------------   ------------
     Units end of year ...................    17,673,199     10,279,865      5,893,286      4,890,107     24,027,550     20,015,258
                                            ============   ============   ============   ============   ============   ============

8. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                     STRATEGIC BOND FUND -        TOTAL RETURN FUND -       EAFE(R) EQUITY INDEX
                                                           CLASS I                      CLASS I             FUND - CLASS A SHARES
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
     Units beginning of year ...................    2,915,527     2,216,096       281,922       239,054    12,609,503    12,724,727
     Units purchased and transferred from
       other funding options ...................    1,645,042     1,769,021       937,490       629,425    12,648,941    11,459,420
     Units redeemed and transferred to
       other funding options ...................   (1,281,639)   (1,069,590)     (876,907)     (586,557)   (9,397,273)  (11,574,644)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................    3,278,930     2,915,527       342,505       281,922    15,861,171    12,609,503
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                    SMALL CAP INDEX FUND -    SB GOVERNMENT PORTFOLIO -         CONVERTIBLE
                                                       CLASS A SHARES              CLASS A SHARES           SECURITIES PORTFOLIO
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
     Units beginning of year ...................   18,430,222    10,631,430            --            --     2,251,827       800,301
     Units purchased and transferred from
       other funding options ...................   18,069,053    12,353,822         1,734            --     2,662,785     2,863,321
     Units redeemed and transferred to
       other funding options ...................   (8,403,641)   (4,555,030)       (1,734)           --    (1,528,276)   (1,411,795)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................   28,095,634    18,430,222            --            --     3,386,336     2,251,827
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                     DISCIPLINED MID CAP
                                                       STOCK PORTFOLIO         EQUITY INCOME PORTFOLIO       LARGE CAP PORTFOLIO
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
     Units beginning of year ...................   16,690,640     7,869,268    27,943,990    20,685,777    32,182,517    24,593,989
     Units purchased and transferred from
       other funding options ...................   11,112,365    15,512,201    14,880,155    19,150,709    11,898,832    18,617,452
     Units redeemed and transferred to
       other funding options ...................   (7,068,808)   (6,690,829)   (9,273,246)  (11,892,496)   (6,904,255)  (11,028,924)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................   20,734,197    16,690,640    33,550,899    27,943,990    37,177,094    32,182,517
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                     LAZARD INTERNATIONAL      MERRILL LYNCH LARGE CAP          MFS EMERGING
                                                       STOCK PORTFOLIO               CORE PORTFOLIO            GROWTH PORTFOLIO
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
     Units beginning of year ...................   12,282,265    12,833,114     1,410,789     1,739,925    32,420,054    31,298,887
     Units purchased and transferred from
       other funding options ...................    8,916,785     7,757,585     1,606,399       466,292    11,868,767    15,933,085
     Units redeemed and transferred to
       other funding options ...................   (8,245,627)   (8,308,434)   (1,415,958)     (795,428)  (13,939,529)  (14,811,918)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................   12,953,423    12,282,265     1,601,230     1,410,789    30,349,292    32,420,054
                                                  ===========   ===========   ===========   ===========   ===========   ===========

8. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                        MFS MID CAP                SOCIAL AWARENESS           TRAVELERS QUALITY
                                                      GROWTH PORTFOLIO             STOCK PORTFOLIO             BOND PORTFOLIO
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
     Units beginning of year ...................   20,770,542    12,479,455     1,615,317     1,031,762    25,149,495    23,997,955
     Units purchased and transferred from
       other funding options ...................   17,166,540    17,145,648     1,318,204       899,251     8,794,918    12,756,196
     Units redeemed and transferred to
       other funding options ...................  (12,038,594)   (8,854,561)     (732,607)     (315,696)  (11,472,348)  (11,604,656)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................   25,898,488    20,770,542     2,200,914     1,615,317    22,472,065    25,149,495
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                      U.S. GOVERNMENT                AIM CAPITAL                 MFS TOTAL
                                                    SECURITIES PORTFOLIO        APPRECIATION PORTFOLIO        RETURN PORTFOLIO
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
     Units beginning of year ...................   17,708,154    17,989,296    13,857,459    13,288,978    22,375,396    15,200,686
     Units purchased and transferred from
       other funding options ...................    7,717,273    13,214,117    22,632,692    11,822,276    20,182,566    13,195,678
     Units redeemed and transferred to
       other funding options ...................   (8,507,933)  (13,495,259)  (18,574,321)  (11,253,795)   (5,442,983)   (6,020,968)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................   16,917,494    17,708,154    17,915,830    13,857,459    37,114,979    22,375,396
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                       SMITH BARNEY                SMITH BARNEY                 SMITH BARNEY
                                                     AGGRESSIVE GROWTH         INTERNATIONAL ALL CAP        LARGE CAPITALIZATION
                                                         PORTFOLIO                GROWTH PORTFOLIO            GROWTH PORTFOLIO
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
     Units beginning of year ...................    1,052,621       459,748     1,505,358     2,399,617     6,010,706     2,698,929
     Units purchased and transferred from
       other funding options ...................    1,462,277     2,119,828     5,756,226     1,246,558    13,344,577     6,282,387
     Units redeemed and transferred to
       other funding options ...................     (690,169)   (1,526,955)   (4,386,808)   (2,140,817)   (6,999,749)   (2,970,610)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................    1,824,729     1,052,621     2,874,776     1,505,358    12,355,534     6,010,706
                                                  ===========   ===========   ===========   ===========   ===========   ===========

                                                       STRATEGIC EQUITY               VAN KAMPEN           VIP OVERSEAS PORTFOLIO -
                                                          PORTFOLIO              ENTERPRISE PORTFOLIO          SERVICE CLASS 2
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
     Units beginning of year ...................   12,271,207    15,269,734     3,432,379     3,182,390            --            --
     Units purchased and transferred from
       other funding options ...................    3,397,674     6,634,689     1,811,897     1,735,176     3,686,298            --
     Units redeemed and transferred to
       other funding options ...................   (7,771,952)   (9,633,216)   (1,089,793)   (1,485,187)     (345,714)           --
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Units end of year .........................    7,896,929    12,271,207     4,154,483     3,432,379     3,340,584            --
                                                  ===========   ===========   ===========   ===========   ===========   ===========

8. SCHEDULE OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003 (CONTINUED)

                                                  ASSET MANAGER PORTFOLIO -   CONTRAFUND(R) PORTFOLIO -     MID CAP PORTFOLIO -
                                                        INITIAL CLASS              SERVICE CLASS 2            SERVICE CLASS 2
                                                  -------------------------   -------------------------   -------------------------
                                                      2004          2003          2004          2003          2004          2003
                                                      ----          ----          ----          ----          ----          ----
Units beginning of year ........................    2,599,645     2,414,952     5,189,906     2,652,169     3,166,491       998,945
Units purchased and transferred from
  other funding options ........................    5,130,405     3,772,010     8,895,175     6,201,832     4,503,314     4,265,699
Units redeemed and transferred to
  other funding options ........................   (4,120,276)   (3,587,317)   (4,808,676)   (3,664,095)   (1,558,393)   (2,098,153)
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Units end of year ..............................    3,609,774     2,599,645     9,276,405     5,189,906     6,111,412     3,166,491
                                                   ==========    ==========    ==========    ==========    ==========    ==========

                                                           COMBINED
                                                  ---------------------------
                                                      2004          2003
                                                      ----          ----

Units beginning of year.........................    821,383,671   610,040,139
Units purchased and transferred from
  other funding options.........................    689,467,357   671,433,812
Units redeemed and transferred to
  other funding options.........................   (478,404,092) (460,090,280)
                                                  -------------  ------------
Units end of year                                 1,032,446,936   821,383,671
                                                  =============  ============

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors of the Travelers Insurance Company and
Owners of Variable Life Insurance Contracts of The Travelers Fund UL III for Variable Life Insurance:

We have audited the accompanying statement of assets and liabilities of The Travelers Fund UL III for Variable Life Insurance as of December 31, 2004 and the related statement of operations for the year then ended, the statement of changes in net assets for each of years in the two-year period then ended, and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Travelers Fund UL III for Variable Life Insurance as of December 31, 2004, the results of its operations for the year then ended, the changes in the net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ KPMG LLP

Hartford, Connecticut
March 16, 2005

                              INDEPENDENT AUDITORS
                              --------------------
                                    KPMG LLP
                              Hartford, Connecticut















This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Fund UL III for Variable Life Insurance or shares of Fund UL III's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Fund UL III product(s) for Variable Life Insurance offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.





















Fund UL III (Annual) (12-04) Printed in U.S.A.





             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, variable interest entities in 2003, and for goodwill and intangible assets in 2002.

/s/KPMG LLP

Hartford, Connecticut
March 28, 2005

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                         2004          2003          2002
                                                        ----          ----          ----

REVENUES

Premiums                                                $2,226        $2,327        $1,924
Net investment income                                    3,348         3,058         2,936
Realized investment gains (losses)                          16            37          (322)
Fee income                                                 781           606           560
Other revenues                                             124           111           136
--------------------------------------------------- ------------- ------------- -------------
     Total Revenues                                      6,495         6,139         5,234
--------------------------------------------------- ------------- ------------- -------------

BENEFITS AND EXPENSES
Current and future insurance benefits                    1,971         2,102         1,711
Interest credited to contractholders                     1,305         1,248         1,220
Amortization of deferred acquisition costs                 649           501           393
General and administrative expenses                        487           459           407
--------------------------------------------------- ------------- ------------- -------------
     Total Benefits and Expenses                         4,412         4,310         3,731
--------------------------------------------------- ------------- ------------- -------------
Income from operations before federal income taxes       2,083         1,829         1,503
--------------------------------------------------- ------------- ------------- -------------

Federal income taxes
     Current                                               563           360           236
     Deferred                                               39           111           185
--------------------------------------------------- ------------- ------------- -------------
     Total Federal Income Taxes                            602           471           421
--------------------------------------------------- ------------- ------------- -------------
Net Income                                              $1,481        $1,358        $1,082
=================================================== ============= ============= =============


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ IN MILLIONS)

AT DECEMBER 31,                                   2004          2003
--------------------------------------------- ------------- -------------

ASSETS
Fixed maturities, available for sale at
  fair value (including $2,468 and $2,170
  subject to securities lending agreements)
  (cost $45,314; $40,119)                         $47,715       $42,323
Equity securities, at fair value
  (cost $322; $323)                                   367           362
Mortgage loans                                      2,124         1,886
Policy loans                                        1,121         1,135
Short-term securities                               3,731         3,603
Trading securities, at fair value                   1,360         1,707
Other invested assets                               5,005         5,188
--------------------------------------------- ------------- -------------
     Total Investments                             61,423        56,204
--------------------------------------------- ------------- -------------

Cash                                                  246           149
Investment income accrued                             606           567
Premium balances receivable                           177           165
Reinsurance recoverables                            4,667         4,470
Deferred acquisition costs                          4,949         4,395
Separate and variable accounts                     31,327        26,972
Other assets                                        2,448         2,426
--------------------------------------------- ------------- -------------
     Total Assets                                $105,843       $95,348
--------------------------------------------- ------------- -------------

LIABILITIES
Contractholder funds                              $34,101       $30,252
Future policy benefits and claims                  16,808        15,964
Separate and variable accounts                     31,327        26,972
Deferred federal income taxes                       2,220         2,030
Trading securities sold not yet
  purchased, at fair value                            473           637
Other liabilities                                   6,609         6,136
--------------------------------------------- ------------- -------------
     Total Liabilities                             91,538        81,991
--------------------------------------------- ------------- -------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50;
  40 million shares authorized,
  issued and outstanding                              100           100
Additional paid-in capital                          5,449         5,446
Retained earnings                                   7,159         6,451
Accumulated other changes in
  equity from nonowner sources                      1,597         1,360
--------------------------------------------- ------------- -------------
     Total Shareholder's Equity                    14,305        13,357
--------------------------------------------- ------------- -------------

     Total Liabilities and
       Shareholder's Equity                      $105,843       $95,348
============================================= ============= =============


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                 ($ IN MILLIONS)

                                           FOR THE YEAR ENDED DECEMBER 31,
----------------------------------------- ---------- ----------- ----------
COMMON STOCK                                  2004        2003       2002
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                    $100        $100       $100
Changes in common stock                          -           -          -
----------------------------------------- ---------- ----------- ----------
Balance, end of year                          $100        $100       $100
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
ADDITIONAL PAID-IN CAPITAL
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $5,446      $5,443     $3,864
Stock option tax benefit (expense)               3           3        (17)
Capital contributed by parent                    -           -      1,596
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $5,449      $5,446     $5,443
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
RETAINED EARNINGS
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $6,451      $5,638     $5,142
Net income                                   1,481       1,358      1,082
Dividends to parent                           (773)       (545)      (586)
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $7,159      $6,451     $5,638
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
----------------------------------------- ---------- ----------- ----------
Balance, beginning of year                  $1,360        $454        $74
Unrealized gains, net of tax                   138         817        452
Foreign currency translation,
  net of tax                                     1           4          3
Derivative instrument hedging
  activity gains (losses),
  net of tax                                    98          85        (75)
----------------------------------------- ---------- ----------- ----------
Balance, end of year                        $1,597      $1,360       $454
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
----------------------------------------- ---------- ----------- ----------
Net income                                  $1,481      $1,358     $1,082
Other changes in equity
  from nonowner sources                        237         906        380
----------------------------------------- ---------- ----------- ----------
Total changes in equity
  from nonowner sources                     $1,718      $2,264     $1,462
========================================= ========== =========== ==========

----------------------------------------- ---------- ----------- ----------
TOTAL SHAREHOLDER'S EQUITY
----------------------------------------- ---------- ----------- ----------
Changes in total shareholder's equity         $948      $1,722     $2,455
Balance, beginning of year                  13,357      11,635      9,180
----------------------------------------- ---------- ----------- ----------
Balance, end of year                       $14,305     $13,357    $11,635
========================================= ========== =========== ==========


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)


FOR THE YEAR ENDED DECEMBER 31,                               2004         2003        2002
---------------------------------------------------------- ----------- ------------ ----------
CASH FLOWS FROM OPERATING ACTIVITIES

     Premiums collected                                       $2,218       $2,335     $1,917
     Net investment income received                            3,228        2,787      2,741
     Other revenues received                                     901          335        384
     Benefits and claims paid                                 (1,367)      (1,270)    (1,218)
     Interest paid to contractholders                         (1,294)      (1,226)    (1,220)
     Operating expenses paid                                  (1,646)      (1,375)    (1,310)
     Income taxes paid                                          (262)        (456)      (197)
     Trading account investments (purchases), sales, net         226         (232)        76
     Other                                                      (479)         (84)      (105)
---------------------------------------------------------- ----------- ------------ ----------
         Net Cash Provided by Operating Activities             1,525          814      1,068
---------------------------------------------------------- ----------- ------------ ----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                      6,833        7,446      4,459
         Mortgage loans                                          655          358        374
     Proceeds from sales of investments
         Fixed maturities                                      7,796       15,078     15,472
         Equity securities                                        78          124        212
         Mortgage loans                                           52            -          -
         Real estate held for sale                                55            5         26
     Purchases of investments
         Fixed maturities                                    (19,164)     (26,766)   (23,623)
         Equity securities                                      (157)        (144)      (134)
         Mortgage loans                                         (944)        (317)      (355)
     Policy loans, net                                            14           34         39
     Short-term securities (purchases) sales, net               (116)         814     (1,320)
     Other investments (purchases) sales, net                     50          108        (69)
     Securities transactions in course of settlement, net        699         (618)       529
---------------------------------------------------------- ----------- ------------ ----------
     Net Cash Used in Investing Activities                    (4,149)      (3,878)    (4,390)
---------------------------------------------------------- ----------- ------------ ----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                              9,619        8,326      8,505
     Contractholder fund withdrawals                          (6,125)      (4,754)    (4,729)
     Capital contribution by parent                                -            -        172
     Dividends to parent company                                (773)        (545)      (586)
---------------------------------------------------------- ----------- ------------ ----------
         Net Cash Provided by Financing Activities             2,721        3,027      3,362
---------------------------------------------------------- ----------- ------------ ----------
Net increase (decrease) in cash                                   97          (37)        40
Cash at December 31, previous year                               149          186        146
---------------------------------------------------------- ----------- ------------ ----------
Cash at December 31, current year                               $246         $149       $186
========================================================== =========== ============ ==========



                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

BASIS OF PRESENTATION

The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), is a wholly owned subsidiary of Citigroup Insurance Holding Corporation (CIHC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company (NBL). Significant intercompany transactions and balances have been eliminated. The Company consolidates entities deemed to be variable interest entities when the Company is determined to be the primary beneficiary under Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities" (FIN 46).

On January 31, 2005, Citigroup announced its intention to sell its Life Insurance and Annuities business, which includes TIC, TLAC and certain other businesses, to MetLife, Inc. Primerica Life and its subsidiaries will remain part of Citigroup. See Note 17.

The financial statements and accompanying footnotes of the Company are prepared in conformity with U.S. generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2004 presentation.

ACCOUNTING CHANGES

ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

On January 1, 2004, the Company adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The main components of SOP 03-1 provide guidance on accounting and reporting by insurance enterprises for separate account presentation, accounting for an insurer's interest in a separate account, transfers to a separate account, valuation of certain liabilities, contracts with death or other benefit features, contracts that provide annuitization benefits, and sales inducements to contract holders.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The following summarizes the more significant aspects of the Company's adoption of SOP 03-1:

SEPARATE ACCOUNT PRESENTATION. SOP 03-1 requires separate account products to meet certain criteria in order to be treated as separate account products. For products not meeting the specified criteria, these assets and liabilities are included in the reporting entities' general account.

The Company's adoption of SOP 03-1 resulted in the consolidation on the Company's balance sheet of approximately $500 million of investments previously held in separate and variable account assets and approximately $500 million of contractholder funds previously held in separate and variable account liabilities.

VARIABLE ANNUITY CONTRACTS WITH GUARANTEED MINIMUM DEATH BENEFIT FEATURES. For variable annuity contracts with guaranteed minimum death benefit (GMDB) features, SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1 provides explicit guidance for calculating a reserve for insurance contracts, and provides that the reporting entity does not hold reserves for investment contracts (i.e., there is no significant mortality risk).

The Company determined that the mortality risk on its GMDB features was not a significant component of the overall variable annuity product, and accordingly continued to classify these products as investment contracts. Prior to the adoption of SOP 03-1, the Company held a reserve of approximately $8 million to cover potential GMDB exposure. This reserve was released during the first quarter of 2004 as part of the implementation of SOP 03-1.

RESERVING FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE CONTRACTS. SOP 03-1 requires that a reserve, in addition to the account balance, be established for certain insurance benefit features provided under universal life (UL) and variable universal life (VUL) products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

The Company's UL and VUL products were reviewed to determine if an additional reserve is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its UL and VUL contracts with these features and established an additional reserve of approximately $1 million.

SALES INDUCEMENTS TO CONTRACT HOLDERS. SOP 03-1 provides, prospectively, that sales inducements provided to contract holders meeting certain criteria are capitalized and amortized over the expected life of the contract as a component of benefit expense. During 2004, the Company capitalized sales inducements of approximately $50.6 million in accordance with SOP 03-1. These inducements relate to bonuses on certain products offered by the Company. For 2004, amortization of these capitalized amounts was insignificant.

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

On January 1, 2004, the Company adopted Financial Accounting Standards Board
(FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities (revised December 2003)," (FIN 46-R), which includes substantial changes from the original FIN 46. Included in these changes, the calculation of expected losses and expected residual returns has been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, the definition of a variable interest has been changed in the revised guidance. FIN 46 and FIN 46-R change the method of determining

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

whether certain entities should be included in the Company's consolidated financial statements. The Company has evaluated the impact of applying FIN 46-R to existing VIEs in which it has variable interests. The effect of adopting FIN 46-R on the Company's consolidated balance sheet is immaterial. See Note 3.

An entity is subject to FIN 46 and FIN 46-R and is called a variable interest entity (VIE) if it has (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under Statement of Financial Accounting Standards (SFAS) No. 94, "Consolidation of All Majority-Owned Subsidiaries" (SFAS 94). A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

For any VIEs that must be consolidated under FIN 46 that were created before February 1, 2003, the assets, liabilities, and noncontrolling interests of the VIE are initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities, and noncontrolling interests of the VIE. In October 2003, the FASB announced that the effective date of FIN 46 was deferred from July 1, 2003 to periods ending after December 15, 2003 for VIEs created prior to February 1, 2003. TIC elected to implement the provisions of FIN 46 in the 2003 third quarter, resulting in the consolidation of VIEs increasing both total assets and total liabilities by approximately $407 million. The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" (SFAS 149). SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In particular, this Statement clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative and when a derivative contains a financing component that warrants special reporting in the statement of cash flows. This Statement is generally effective for contracts entered into or modified after June 30, 2003 and did not have a significant impact on the Company's consolidated financial statements.

COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On January 1, 2003, the Company adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS 146). SFAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, SFAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows. The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not affect the Company's consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

STOCK-BASED COMPENSATION

On January 1, 2003, the Company adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation" (SFAS 123), prospectively for all awards granted, modified, or settled after December 31, 2002. The prospective method is one of the adoption methods provided for under SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," issued in December 2002. SFAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date. Similar to Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), the alternative method of accounting, an offsetting increase to stockholders' equity under SFAS 123 is recorded equal to the amount of compensation expense charged. During the 2004 first quarter, the Company changed its option valuation from the Black-Scholes model to the Binomial Method. The impact of this change was immaterial.

Had the Company applied SFAS 123 prior to 2003 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:


 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 YEAR ENDED DECEMBER 31,                                                        2004             2003             2002
 ($ IN MILLIONS)

 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 Compensation expense related to stock option      As reported                   $2               $2                $-
 plans, net of tax                                 Pro forma                      5                7                 9
 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------
 Net income                                        As reported                $1,481          $1,358            $1,082
                                                   Pro forma                   1,478           1,353             1,073
 ------------------------------------------------- ---------------- ----------------- ---------------- -----------------


BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

Effective January 1, 2002, the Company adopted the FASB SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

FUTURE APPLICATION OF ACCOUNTING STANDARDS

OTHER-THAN-TEMPORARY IMPAIRMENTS OF CERTAIN INVESTMENTS

On September 30, 2004, the FASB voted unanimously to delay the effective date of Emerging Issues Task Force (EITF) No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments" (EITF 03-1). The delay applies to both debt and equity securities and specifically applies to impairments caused by interest rate and sector spreads. In addition, the provisions of EITF 03-1 that have been delayed relate to the requirements that a company declare its intent to hold the security to recovery and designate a recovery period in order to avoid recognizing an other-than-temporary impairment charge through earnings.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The FASB will be issuing implementation guidance related to this topic. Once issued, the Company will evaluate the impact of adopting EITF 03-1. The disclosures required by EITF 03-1 are included in Note 3 to the Consolidated Financial Statements.

STOCK-BASED COMPENSATION

In December 2004, the FASB issued SFAS No. 123 (Revised 2004), "Share-Based Payment" (SFAS 123-R), which replaces the existing SFAS 123 and supersedes APB
25. SFAS 123-R requires companies to measure and record compensation expense for stock options and other share-based payment based on the instruments' fair value. SFAS 123-R is effective for interim and annual reporting periods beginning after June 15, 2005. The Company will adopt SFAS 123-R on July 1, 2005 by using a modified prospective approach. For unvested stock-based awards granted before January 1, 2003 (APB 25 awards), the Company will expense the fair value of the awards as at the grant date over the remaining vesting period. The impact of recognizing compensation expense for the unvested APB 25 awards will be immaterial in the third and fourth quarters of 2005. In addition, the amount of additional compensation expense that will be disclosed as the impact in the first and second quarters of 2005, as if the standard had been adopted as of January 1, 2005, but will not be recognized in earnings, will be immaterial. The Company continues to evaluate other aspects of adopting SFAS 123-R.

ACCOUNTING POLICIES

INVESTMENTS

Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including instruments subject to securities lending agreements (see
Note 3), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If quoted market prices are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to determine fair value. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts a rigorous review each quarter to identify and evaluate investments that have possible indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is other-than-temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. Changing economic conditions - global, regional, or related to specific issuers or industries - could result in other-than-temporary losses.

Also included in fixed maturities are loan-backed and structured securities (including beneficial interests in securitized financial assets). Beneficial interests in securitized financial assets that are rated "A" and below are accounted for under the prospective method in accordance with EITF 99-20. Under the prospective method of accounting, the investments effective yield is based upon projected future cash flows. All other loan-backed and structured securities are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual and projected future cash flows.

Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. Cash received on impaired loans is reported as income. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market.

Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Cash includes certificates of deposits and other time deposits with original maturities of less than 90 days.

Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

Other invested assets include limited partnership and limited liability company interests in investment funds and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is real estate held for sale, which is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an impairment for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell.

Also included in other invested assets is an investment in Citigroup Preferred Stock, which is recorded at cost. See Notes 13 and 17.

Accrual of investment income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, interest rate caps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with investment strategies designed to enhance portfolio returns. (See Note 11 for a more detailed description of the Company's derivative use.) Derivative financial instruments in a gain position are reported in the consolidated balance sheet in other assets, derivative financial instruments in a loss position are reported in the consolidated balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported in other invested assets.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This documentation includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed.

A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The Company primarily hedges available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will be reported in accumulated other changes in equity from nonowner sources in shareholder's equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, the ineffective portion of the change in fair value is immediately included in realized investment gains and losses.

For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder's equity. The ineffective portion is reflected in realized investment gains and losses.

The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of effectiveness. If a hedge relationship is found to be ineffective, it no longer qualifies for hedge accounting and any gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains and losses.

For those fair value and cash flow hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the derivative remains in the accumulated other changes in equity from nonowner sources in shareholder's equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, the accumulated changes in fair value of the derivative recorded in shareholder's equity are immediately reflected in realized investment gains and losses.

The Company enters into derivative contracts that are economic hedges but do not qualify or are not designated as hedges for accounting purposes. These derivative contracts are carried at fair value, with changes in value reflected in realized investment gains and losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FINANCIAL INSTRUMENTS WITH EMBEDDED DERIVATIVES

The Company bifurcates an embedded derivative from the host contract where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, the entire instrument would not otherwise be remeasured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under SFAS 133.

The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains and losses. Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

The Company markets certain investment contracts that have embedded derivatives, primarily variable annuity contracts. These embedded derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policy benefits and claims.

The Company may enter into derivative contracts to hedge the exposures represented by these embedded derivatives. These are economic hedges, however they do not qualify for hedge accounting. These derivatives are carried at fair value, with the changes in value reflected in realized gains and losses.

INVESTMENT GAINS AND LOSSES

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Realized gains and losses also result from fair value changes in derivative contracts that do not qualify, or are not designated, as hedging instruments, and the application of fair value hedges under SFAS 133. Impairments are recognized as realized losses when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary losses exist. Also included in pre-tax revenues are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

DEFERRED ACQUISITION COSTS

Deferred acquisition costs (DAC) represent costs that are deferred and amortized over the estimated life of the related insurance policies. DAC principally includes commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of deferred acquisition costs varies by product type based upon three different accounting pronouncements: SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" (SFAS 60), SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases" (SFAS 91) and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments" (SFAS 97).

DAC for deferred annuities, both fixed and variable, and payout annuities is amortized employing a level effective yield methodology per SFAS 91 as indicated by AICPA Practice Bulletin 8, generally over 10-15

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

years. An amortization rate is developed using the outstanding DAC balance and projected account balances and is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated at least annually, and changes in underlying lapse and interest rate assumptions are to be treated retrospectively. Variances in expected equity market returns versus actual returns are treated prospectively and a new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business.

DAC for universal life and COLI is amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per SFAS 97, generally over 16-25 years. Actual profits can vary from management's estimates, resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits, performed at least annually, result in retrospective adjustments to earnings by a cumulative charge or credit to income.

DAC relating to traditional life, including term insurance, and health insurance is amortized in relation to anticipated premiums per SFAS 60, generally over 5-20 years. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy.

All DAC is reviewed at least annually to determine if it is recoverable from future income, including investment income, and if not recoverable, is charged to expenses. All other acquisition expenses are charged to operations as incurred. See Note 5.

VALUE OF INSURANCE IN FORCE

The value of insurance in force is an asset that represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuities contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance is amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See Note 5.

SEPARATE AND VARIABLE ACCOUNTS

Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value.

Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

VARIABLE ANNUITY CONTRACTS WITH GUARANTEED MINIMUM DEATH BENEFIT FEATURES. For variable annuity contracts with GMDB features, SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

provides explicit guidance for calculating a reserve for insurance contracts, and provides that the reporting entity does not hold reserves for investment contracts (i.e., there is no significant mortality risk).

The Company determined that the mortality risk on its GMDB features was not a significant component of the overall variable annuity product, and accordingly continued to classify these products as investment contracts. Prior to the adoption of SOP 03-1, the Company held a reserve of approximately $8 million to cover potential GMDB exposure. This reserve was released during the first quarter of 2004 as part of the implementation of SOP 03-1.

GOODWILL AND INTANGIBLE ASSETS

Goodwill and intangible assets are included in other assets. The carrying amount of goodwill and other intangible assets is reviewed at least annually for indication of impairment in value that in the view of management would be other-than-temporary. If it is determined that goodwill and other intangible assets are unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

Upon adoption of SFAS 141 and SFAS 142, as of January 1, 2002, the Company stopped amortizing goodwill and intangible assets deemed to have an infinite useful life. Instead, these assets are subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 5.

CONTRACTHOLDER FUNDS

Contractholder funds represent receipts from the issuance of universal life, COLI, pension investment, guaranteed investment contracts (GICs), and certain deferred annuity contracts. For universal life and COLI contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued, where one or more of these elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses charged to the contractholder. Interest rates credited to contractholder funds related to universal life and COLI range from 3.5% to 5.4%, with a weighted average interest rate of 4.7%.

Pension investment, GICs and certain annuity contracts do not contain significant insurance risks and are considered investment-type contracts. Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to those investment-type contracts range from less than 1.0% to 8.0% with a weighted average interest rate of 4.2%.

RESERVING FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE CONTRACTS. SOP 03-1 requires that a reserve, in addition to the account balance, be established for certain insurance benefit features provided under UL and VUL products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

The Company's UL and VUL products were reviewed to determine if an additional reserve is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its UL and VUL contracts with these features and established an additional reserve of approximately $1 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FUTURE POLICY BENEFITS

Future policy benefits represent liabilities for future insurance policy benefits for payout annuities and traditional life products and are prepared in accordance with industry standards and U.S. GAAP. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 1.7% to 8.7% with a weighted average of 6.5% for these products. Traditional life products include whole life and term insurance. Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue. Interest assumptions applicable to traditional life products range from 2.5% to 7.0%, with a weighted average of 5.3%. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance.

GUARANTY FUND AND OTHER INSURANCE RELATED ASSESSMENTS

Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2004 and 2003, the Company had a liability of $22.6 million and $22.5 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $4.8 million and $4.6 million, respectively. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

PREMIUMS

Premium income is reported for individual payout annuities, group close-out annuities, whole life and term insurance. The annuities premiums are recognized as revenue when collected. The life premiums are recognized as revenue when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are considered revenue when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in revenues in a constant relationship to insurance benefits in force.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

FEE INCOME

Fee income is recognized on deferred annuity and universal life contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

OTHER REVENUES

Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received. Also included are revenues from unconsolidated non-insurance subsidiaries. Amortization of deferred income related to reinsured blocks of business are recognized in relation to anticipated premiums and are reported in other revenues.

CURRENT AND FUTURE INSURANCE BENEFITS

Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

INTEREST CREDITED TO CONTRACTHOLDERS

Interest credited to contractholders represents amounts earned by universal life, COLI, pension investment, GICs and certain deferred annuity contracts in accordance with contract provisions.

FEDERAL INCOME TAXES

The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

2.   OPERATING SEGMENTS

The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc. These business segments are Travelers Life & Annuity (TLA) and Primerica Life Insurance (Primerica).

TRAVELERS LIFE & ANNUITY (TLA) core offerings include individual annuity, individual life, COLI and group annuity insurance products distributed by TIC and TLAC principally under the Travelers Life & Annuity name. Among the range of individual products offered are deferred fixed and variable annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including GICs, payout annuities, group annuities sold to employer-sponsored retirement and savings plans, structured settlements and funding agreements.

The PRIMERICA business segment consolidates the businesses of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica business segment offers individual life products,

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

primarily term insurance, to customers through a sales force of approximately 106,000 representatives. A great majority of the domestic licensed sales force works on a part-time basis.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1). The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

       ($ IN MILLIONS)

       REVENUES BY SEGMENT           2004            2003           2002
       -------------------           ----            ----           ----
       TLA                         $4,725          $4,479         $3,653
       Primerica                    1,770           1,660          1,581
                                 --------         -------        -------
       Total Revenues              $6,495          $6,139         $5,234
                                 ========         =======        =======

       NET INCOME BY SEGMENT

       TLA                           $990            $918           $673
       Primerica                      491             440            409
                                 --------         -------        -------
       Net Income                  $1,481          $1,358         $1,082
                                 ========         =======        =======

       ASSETS BY SEGMENT

       TLA                        $95,824         $85,881        $74,562
       Primerica                   10,019           9,467          8,433
                                 --------         -------        -------
       Total segments            $105,843         $95,348        $82,995
                                 ========         =======        =======

The following tables contain key segment measurements.

     BUSINESS SEGMENT INFORMATION:
     ---------------------------------------------- ------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2004

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     ---------------------------------------------- ------------- -------------
     Premiums                                            $911        $1,315
     Net investment income                              3,012           336
     Interest credited to contractholders               1,305             -
     Amortization of deferred acquisition costs           400           249
     Expenditures for deferred acquisition costs          810           393
     Federal income taxes                                 361           241

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

     BUSINESS SEGMENT INFORMATION:
     --------------------------------------------- -------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2003

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     --------------------------------------------- -------------- -------------
     Premiums                                          $1,082        $1,245
     Net investment income                              2,743           315
     Interest credited to contractholders               1,248             -
     Amortization of deferred acquisition costs           266           235
     Expenditures for deferred acquisition costs          583           377
     Federal income taxes                                 240           231

     BUSINESS SEGMENT INFORMATION:
     --------------------------------------------- -------------- -------------
     FOR THE YEAR
     ENDED DECEMBER 31, 2002

      ($ IN MILLIONS)                                   TLA        PRIMERICA
     --------------------------------------------- -------------- -------------
     Premiums                                            $730        $1,194
     Net investment income                              2,646           290
     Interest credited to contractholders               1,220             -
     Amortization of deferred acquisition costs           174           219
     Expenditures for deferred acquisition costs          556           323
     Federal income taxes                                 212           209

The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that the deposits collected are reported as liabilities and are not included in revenues. Deposits represent a statistic integral to managing TLA operations, which management uses for measuring business volumes, and may not be comparable to similarly captioned measurements used by other life insurance companies. For the years ended December 31, 2004, 2003 and 2002, deposits collected amounted to $14.4 billion, $12.0 billion and $11.9 billion, respectively.

The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

3.   INVESTMENTS

FIXED MATURITIES

The amortized cost and fair value of investments in fixed maturities were as follows:

        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                                                                                   GROSS           GROSS
        DECEMBER 31, 2004                                         AMORTIZED      UNREALIZED      UNREALIZED        FAIR
        ($ IN MILLIONS)                                              COST          GAINS           LOSSES          VALUE
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
        AVAILABLE FOR SALE:

             Mortgage-backed securities - CMOs and
             pass-through securities                               $8,568           $311                $9        $8,870

             U.S. Treasury securities and obligations of
             U.S. Government and government agencies and
             authorities                                            2,143            106                 -         2,249

             Obligations of states, municipalities and
             political subdivisions                                   364             41                 1           404

             Debt securities issued by foreign governments            847             81                 1           927

             All other corporate bonds                             25,603          1,466                40        27,029

             Other debt securities                                  7,613            421                14         8,020

             Redeemable preferred stock                               176             41                 1           216
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                 Total Available For Sale                         $45,314         $2,467               $66       $47,715
        ----------------------------------------------------- --------------- ---------------- --------------- ------------


        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                                                                                   GROSS           GROSS
        DECEMBER 31, 2003                                         AMORTIZED      UNREALIZED      UNREALIZED        FAIR
        ($ IN MILLIONS)                                              COST          GAINS           LOSSES          VALUE
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
        AVAILABLE FOR SALE:

             Mortgage-backed securities - CMOs and
             pass-through securities                               $8,061           $326               $18        $8,369

             U.S. Treasury securities and obligations of
             U.S. Government and government agencies and
             authorities                                            2,035             22                12         2,045

             Obligations of states, municipalities and
             political subdivisions                                   379             21                 2           398

             Debt securities issued by foreign governments            690             51                 1           740

             All other corporate bonds                             23,098          1,507                64        24,541

             Other debt securities                                  5,701            377                22         6,056

             Redeemable preferred stock                               155             20                 1           174
        ----------------------------------------------------- --------------- ---------------- --------------- ------------
                 Total Available For Sale                         $40,119         $2,324              $120       $42,323
        ----------------------------------------------------- --------------- ---------------- --------------- ------------

Proceeds from sales of fixed maturities classified as available for sale were $7.8 billion, $15.1 billion and $15.5 billion in 2004, 2003 and 2002, respectively. Gross gains of $246 million, $476 million and $741

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

million and gross losses of $263 million, $394 million and $309 million in 2004, 2003 and 2002, respectively, were realized on those sales. Additional losses of $40 million, $110 million and $639 million in 2004, 2003 and 2002, respectively, were realized due to other-than-temporary losses in value. Impairments in 2002 were concentrated in telecommunication and energy company investments.

The amortized cost and fair value of fixed maturities at December 31, 2004, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        ---------------------------------------- --------------- ---------------

                                                    AMORTIZED
        ($ IN MILLIONS)                                COST         FAIR VALUE
        ---------------------------------------- --------------- ---------------
        MATURITY:

             Due in one year or less                   $2,634            $2,679
             Due after 1 year through 5 years          13,015            13,514
             Due after 5 years through 10 years        13,262            14,034
             Due after 10 years                         7,835             8,618
        ---------------------------------------- --------------- ---------------
                                                       36,746            38,845
        ---------------------------------------- --------------- ---------------
             Mortgage-backed securities                 8,568             8,870
        ---------------------------------------- --------------- ---------------
                 Total Maturity                       $45,314           $47,715
        ---------------------------------------- --------------- ---------------

The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2004 and 2003, the Company held CMOs classified as available for sale with a fair value of $6.0 billion and $5.2 billion, respectively. Approximately 28% and 30%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2004 and 2003. In addition, the Company held $2.9 billion and $3.0 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2004 and 2003, respectively. All of these securities are rated AAA.

The Company engages in securities lending transactions whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and invests it in the Company's short-term money market pool (See Note 13). The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2004 and 2003, the Company held cash collateral of $2.2 billion and $2.4 billion, respectively. The Company also had $382.7 million of investments held as collateral with a third party at December 31, 2004. The Company does not have the right to sell or pledge this collateral and it is not recorded on the consolidated balance sheet. No such collateral existed at December 31, 2003.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company participates in dollar roll repurchase transactions as a way to generate investment income. These transactions involve the sale of mortgage-backed securities with the agreement to repurchase substantially the same securities from the same counterparty. Cash is received from the sale, which is invested in the Company's short-term money market pool. The cash is returned at the end of the roll period when the mortgage-backed securities are repurchased. The Company will generate additional investment income based upon the difference between the sale and repurchase prices. These transactions are recorded as secured borrowings. The mortgage-backed securities remain recorded as assets. The cash proceeds are reflected in short-term investments and a liability is established to reflect the Company's obligation to repurchase the securities at the end of the roll period. The liability is classified as other liabilities in the consolidated balance sheets and fluctuates based upon the timing of the repayments. The balances were insignificant at December 31, 2004 and 2003.

EQUITY SECURITIES

The cost and fair values of investments in equity securities were as follows:


        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        EQUITY SECURITIES:                                          GROSS UNREALIZED       GROSS UNREALIZED        FAIR
        ($ IN MILLIONS)                                  COST             GAINS                 LOSSES            VALUE
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        DECEMBER 31, 2004
             Common stocks                                $153               $42                    $1              $194
             Non-redeemable preferred stocks               169                 6                     2               173
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
                 Total Equity Securities                  $322               $48                    $3              $367
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
        DECEMBER 31, 2003
             Common stocks                                $109               $27                    $2              $134
             Non-redeemable preferred stocks               214                14                     -               228
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------
                 Total Equity Securities                  $323               $41                    $2              $362
        --------------------------------------------- ----------- ---------------------- ---------------------- -----------

Proceeds from sales of equity securities were $78 million, $124 million and $212 million in 2004, 2003 and 2002, respectively. Gross gains of $29 million, $23 million and $8 million and gross losses of $10 million, $2 million and $4 million in 2004, 2003 and 2002, respectively, were realized on those sales. Additional losses of $5 million, $11 million and $19 million in 2004, 2003 and 2002, respectively, were realized due to other-than-temporary losses in value.

OTHER-THAN-TEMPORARY LOSSES ON INVESTMENTS

Management has determined that the unrealized losses on the Company's investments in fixed maturity and equity securities at December 31, 2004 are temporary in nature. The Company conducts a periodic review to identify and evaluate investments that have indications of possible impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is other-than-temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer;

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. The Company's review for impairment generally entails:

o Identification and evaluation of investments that have possible indications of impairment;

o Analysis of individual investments that have fair values less than 80% of amortized cost, including consideration of the length of time the investment has been in an unrealized loss position;

o Discussion of evidential matter, including an evaluation of factors or triggers that would or could cause individual investments to qualify as having other-than-temporary impairments and those that would not support other-than-temporary impairment;

o Documentation of the results of these analyses, as required under business policies.

The table below shows the fair value of investments in fixed maturities and equity securities that are available for sale and have been in an unrealized loss position at December 31, 2004:


                                                                    Gross Unrealized Losses
                                                        ---------------------------------------------------
                                                         Less Than One Year         One Year or Longer               Total
                                                        ------------------------ -------------------------- ------------------------
                                                                          Gross                      Gross                    Gross
                                                            Fair     Unrealized         Fair    Unrealized        Fair   Unrealized
($ IN MILLIONS)                                            Value         Losses        Value        Losses       Value       Losses
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMOs and pass-through
    securities                                              $955             $7          $82            $2      $1,037           $9
U.S. Treasury securities and obligations of U.S.
    Government and government agencies and authorities        66              -           11             -          77            -
Obligations of states, municipalities and political
     subdivisions                                              4              -           11             1          15            1
Debt securities issued by foreign governments                 24              1            2             -          26            1
All other corporate bonds                                  3,494             32          269             8       3,763           40
Other debt securities                                      1,072             10          199             4       1,271           14
Redeemable preferred stock                                    15              -            7             1          22            1
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Total fixed maturities                                    $5,630            $50         $581           $16      $6,211          $66
Equity securities                                            $39             $2          $14            $1         $53           $3
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------

At December 31, 2004, the cost of approximately 825 investments in fixed maturity and equity securities exceeded their fair value by $69 million. Of the $69 million, $50 million represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 93% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $16 million and 89% of these investments are rated investment grade. The gross unrealized loss on equity securities was $3 million at December 31, 2004.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The table below shows the fair value of investments in fixed maturities and equity securities in an unrealized loss position at December 31, 2003:


                                                                    Gross Unrealized Losses
                                                        ---------------------------------------------------
                                                           Less Than One Year       One Year or Longer               Total
                                                        ------------------------ -------------------------- ------------------------
                                                                          Gross                      Gross                    Gross
                                                            Fair     Unrealized         Fair    Unrealized        Fair   Unrealized
($ IN MILLIONS)                                            Value         Losses        Value        Losses       Value       Losses
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMOs and pass-through
    securities                                            $1,182            $18          $17            $-      $1,199          $18
U.S. Treasury securities and obligations of U.S.
    Government and government agencies and authorities     1,180             12            -             -       1,180           12
Obligations of states, municipalities and political
     subdivisions                                             45              2            -             -          45            2
Debt securities issued by foreign governments                 55              1            -             -          55            1
All other corporate bonds                                  1,793             39          503            25       2,296           64
Other debt securities                                        755             18           89             3         844           22
Redeemable preferred stock                                    12              1           11             1          23            1
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------
Total fixed maturities                                    $5,022            $91         $620           $29      $5,642         $120
Equity securities                                            $25             $1           $5            $1         $30           $2
------------------------------------------------------- --------- -------------- ------------ ------------- ----------- ------------

At December 31, 2003, the cost of approximately 670 investments in fixed maturity and equity securities exceeded their fair value by $122 million. Of the $122 million, $91 million represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and of these 78% are rated investment grade. Fixed maturity investments that have been in a gross unrealized loss position for a year or more total $29 million and 38% of these investments are rated investment grade. The gross unrealized loss on equity securities was $2 million at December 31, 2003.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

AGING OF GROSS UNREALIZED LOSSES ON AVAILABLE FOR SALE

The aging of gross unrealized losses on fixed maturity investments is as follows:

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL FIXED MATURITIES
                                                                                                  WITH UNREALIZED LOSS
                                                              TOTAL FIXED MATURITIES              TOTALING 20% OR MORE
------------------------------------------------------- ------------------------------------ ----------------------------------
DECEMBER 31, 2004                                         AMORTIZED         UNREALIZED          AMORTIZED         UNREALIZED
($ IN MILLIONS)                                              COST              LOSS               COST               LOSS
------------------------------------------------------- ----------------- ------------------ --------------- ------------------
     Six months or less                                      $4,435               $31                 $1              $-
     Greater than six months to nine months                   1,029                14                  -               -
     Greater than nine months to twelve months                  215                 5                  -               -
     Greater than twelve months                                 597                16                  -               -
                                                           --------             -----               ----             ---
         Total                                               $6,276               $66                 $1              $-
                                                           ========             =====               ====             ===


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL FIXED MATURITIES
                                                                                                  WITH UNREALIZED LOSS
                                                              TOTAL FIXED MATURITIES              TOTALING 20% OR MORE
------------------------------------------------------- ------------------------------------ ----------------------------------
DECEMBER 31, 2003                                         AMORTIZED         UNREALIZED          AMORTIZED         UNREALIZED
($ IN MILLIONS)                                              COST              LOSS               COST               LOSS
------------------------------------------------------- ----------------- ------------------ --------------- ------------------
     Six months or less                                      $4,356               $68                $24              $7
     Greater than six months to nine months                     558                17                  -               -
     Greater than nine months to twelve months                  199                 6                  2               -
     Greater than twelve months                                 650                29                  3               1
                                                           --------             -----               ----             ---
         Total                                               $5,763              $120                $29              $8
                                                           ========             =====               ====             ===


Fair values of investments in fixed maturities and equity securities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which quoted market prices, third-party broker quotations or validated model prices are not available amounted to $345.0 million and $1,058.4 million at December 31, 2004 and 2003, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

MORTGAGE LOANS

At December 31, 2004 and 2003, the Company's mortgage loan portfolios consisted of the following:

        ---------------------------------- ---------------- ---------------
        ($ IN MILLIONS)                              2004            2003
        ---------------------------------- ---------------- ---------------
        Current Mortgage Loans                     $2,070          $1,841
        Underperforming Mortgage Loans                 54              45
        ---------------------------------- ---------------- ---------------
             Total Mortgage Loans                  $2,124          $1,886
        ---------------------------------- ---------------- ---------------

Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

Aggregate annual maturities on mortgage loans at December 31, 2004 are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

        ------------------------------------------------------ ----------------
        YEAR ENDING DECEMBER 31,
        ($ IN MILLIONS)
        ------------------------------------------------------ ----------------
        2005                                                        $122
        2006                                                         308
        2007                                                         249
        2008                                                          93
        2009                                                         252
        Thereafter                                                 1,100
        ------------------------------------------------------ ----------------
             Total                                                $2,124
        ====================================================== ================

TRADING SECURITIES

Trading securities of the Company are held primarily in Tribeca Citigroup Investments Ltd. The assets and liabilities are valued at fair value as follows:

                                     Fair value as of         Fair value as of
($ IN MILLIONS)                      December 31, 2004       December 31, 2003
----------------                     -----------------       -----------------
ASSETS
    Trading securities
       Convertible bond arbitrage         $1,110                  $1,447
       Other                                 250                     260
                                          ------                  ------
                                          $1,360                  $1,707
                                          ======                  ======

LIABILITIES
    Trading securities sold not
       yet purchased
       Convertible bond arbitrage           $460                    $629
       Other                                  13                       8
                                            ----                    ----
                                            $473                    $637
                                            ====                    ====

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. See Note 11.

OTHER INVESTED ASSETS

Other invested assets are composed of the following:

     ----------------------------------------------- ----------- --------------
     ($ IN MILLIONS)                                      2004           2003
     ----------------------------------------------- ----------- --------------
     Investment in Citigroup Preferred Stock            $3,212         $3,212
     Private equity and arbitrage investments            1,235          1,315
     Real estate joint ventures                            230            327
     Derivatives                                           192            182
     Real estate - Investment                               28             33
     Real estate - Foreclosed                                9             63
     Other                                                  99             56
     ----------------------------------------------- ----------- --------------
     Total                                              $5,005         $5,188
     ----------------------------------------------- ----------- --------------

CONCENTRATIONS

At December 31, 2004 and 2003, the Company had an investment in Citigroup Preferred Stock of $3.2 billion. See Note 13.

The Company both maintains and participates in a short-term investment pool for its insurance affiliates. See Note 13.

The Company had concentrations of investments, excluding those in federal and government agencies, primarily fixed maturities at fair value, in the following industries:

     -------------------------------------------- -------------- --------------
     ($ IN MILLIONS)                                      2004           2003
     -------------------------------------------- -------------- --------------
     Finance                                            $6,917         $5,056
     Banking                                             3,474          2,830
     Electric Utilities                                  3,258          3,552
     -------------------------------------------- -------------- --------------

The Company held investments in foreign banks in the amount of $1,321 million and $1,018 million at December 31, 2004 and 2003, respectively, which are included in the table above.

The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the categories of the preceding table include $918 million and $1,118 million in Electric Utilities at December 31, 2004 and 2003, respectively. Below investment grade assets in Finance and Banking were insignificant at December 31, 2004 and 2003. Total below investment grade assets were $5.4 billion and $5.2 billion at December 31, 2004 and 2003, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Included in mortgage loans were the following group concentrations:

     -------------------------------------------- -------------- --------------
     ($ IN MILLIONS)                                      2004           2003
     -------------------------------------------- -------------- --------------
     STATE
     California                                           $788           $732

     PROPERTY TYPE
     Agricultural                                       $1,177         $1,025
     -------------------------------------------- -------------- --------------

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

NON-INCOME PRODUCING INVESTMENTS

Investments included in the consolidated balance sheets that were non-income producing amounted to $105.3 million and $104.4 million at December 31, 2004 and 2003, respectively.

RESTRUCTURED INVESTMENTS

The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2004 and 2003. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2004, 2003 and 2002. Interest on these assets, included in net investment income, was also insignificant in 2004, 2003 and 2002.

NET INVESTMENT INCOME

----------------------------------- -------------- -------------- --------------
FOR THE YEAR ENDED DECEMBER 31,             2004           2003           2002
($ IN MILLIONS)
----------------------------------- -------------- -------------- --------------
GROSS INVESTMENT INCOME
     Fixed maturities                     $2,615         $2,465         $2,359
     Mortgage loans                          184            158            167
     Trading                                  41            222              9
     Other invested assets                   303             58            203
     Citigroup Preferred Stock               203            203            178
     Other, including policy loans           108             82            104
----------------------------------- -------------- -------------- --------------
Total gross investment income              3,454          3,188          3,020
----------------------------------- -------------- -------------- --------------
Investment expenses                          106            130             84
----------------------------------- -------------- -------------- --------------
Net Investment Income                     $3,348         $3,058         $2,936
----------------------------------- -------------- -------------- --------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) for the periods were as follows:

-------------------------------------- ------------ ------------ -----------
FOR THE YEAR ENDED DECEMBER 31,              2004         2003        2002
($ IN MILLIONS)
-------------------------------------- ------------ ------------ -----------
REALIZED INVESTMENT GAINS (LOSSES)
     Fixed maturities                       $(17)        $(28)      $(207)
     Equity securities                        19           10         (15)
     Mortgage loans                            1          (14)          -
     Real estate held for sale                (4)           1           8
     Other invested assets                     5           49         (19)
     Derivatives:
         Guaranteed minimum withdrawal
            benefit derivatives, net          30            -           -
         Other derivatives                   (14)          19         (87)
      Other                                   (4)           -          (2)
-------------------------------------- ------------ ------------ -----------
          Total realized investment
            gains (losses)                   $16          $37       $(322)
-------------------------------------- ------------ ------------ -----------

Changes in net unrealized investment gains (losses) that are reported in accumulated other changes in equity from nonowner sources were as follows:

------------------------------------------ ----------- ----------- ----------
FOR THE YEAR ENDED DECEMBER 31,                2004        2003         2002
($ IN MILLIONS)
------------------------------------------ ----------- ----------- ----------
UNREALIZED INVESTMENT GAINS (LOSSES)
     Fixed maturities                          $197      $1,198         $664
     Equity securities                            6          35            3
     Other                                       12           6           31
------------------------------------------ ----------- ----------- ----------
         Total unrealized investment gains      215       1,239          698
------------------------------------------ ----------- ----------- ----------
     Related taxes                               77         421          243
------------------------------------------ ----------- ----------- ----------
     Change in unrealized investment gains      138         818          455
     Balance beginning of year                1,444         626          171
------------------------------------------ ----------- ----------- ----------
         Balance end of year                 $1,582      $1,444         $626
------------------------------------------ ----------- ----------- ----------

VARIABLE INTEREST ENTITIES

The following table represents the carrying amounts and classification of consolidated assets that are collateral for VIE obligations. The assets in this table represent two investment vehicles that the Company was involved with prior to February 1, 2003. These two VIEs are a collateralized debt obligation and a real estate joint venture:

            $ IN MILLIONS            DECEMBER 31, 2004      DECEMBER 31, 2003
--------------------------------------------------------------------------------
            Investments                      $386                 $ 400
                Cash                            9                    11
               Other                            2                     4
                                            -----                 -----
 Total assets of consolidated VIEs           $397                  $415
--------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The debt holders of these VIEs have no recourse to the Company. The Company's maximum exposure to loss is limited to its investment of approximately $8 million. The Company regularly becomes involved with VIEs through its investment activities. This involvement is generally restricted to small passive debt and equity investments.

4.   REINSURANCE

Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term (YRT), coinsurance and modified coinsurance. Reinsurance involves credit risk and the Company monitors the financial condition of these reinsurers on an ongoing basis. The Company remains primarily liable as the direct insurer on all risks reinsured.

For TLA, since 1997 the majority of universal life business has been reinsured under an 80% ceded/20% retained YRT quota share reinsurance program and term life business has been reinsured under a 90%/10% YRT quota share reinsurance program. Beginning June 1, 2002, COLI business has been reinsured under a 90%/10% quota share reinsurance program. Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Subsequently, portions of this term coinsurance has reverted to YRT for new business. Generally, the maximum retention on an ordinary life risk is $2.5 million. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for universal life and $25.0 million for term insurance. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Total in-force business ceded under reinsurance contracts is $397.4 billion and $356.3 billion at December 31, 2004 and 2003, respectively.

For Primerica Life, business sold prior to 1991 was reinsured under a coinsurance arrangement with approximately 50% of the face amount being ceded. For business sold from 1991 through June 1994, only amounts over the company retention of $1.0 million were reinsured through an excess loss YRT treaty. In June 1994, Primerica Life began reinsuring almost all business under a 1st dollar quota share YRT treaty with 80% being ceded. Beginning with business sold in January 1997, the amount ceded was increased from 80% to 90%.

Business sold in Canada is not included in the U.S. YRT quota share treaties. In Canada, the business sold from April 2000 through December 2003, was reinsured under a separate 1st dollar quota share YRT arrangement, with the ceding amount ranging from 70% to 90%. Beginning with business sold in January 2004, Canada began reinsuring only amounts above their company retention of $500,000.

Primerica has also entered into several reinsurance assumed treaties with Reinsurance Group of America, Inc. The reinsurance assumed treaties generated a $79 million pre-tax loss in 2001 and a $95 million pre-tax loss in 2002. The pre-tax impact from these reinsurance assumed treaties has been minor for 2003 and 2004.

During 2004, The Travelers Life and Annuity Reinsurance Company (TLARC) was formed as a pure captive insurer in order to permit the Company to cede 100% of its statutory based risk associated with the death benefit guarantee rider on certain universal life contracts. The reinsurance transaction related to statutory-only reserves, and had no impact on GAAP premiums and benefits. TLARC is a direct subsidiary of CIHC, the Company's parent. See Note 13.

                  TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Effective July 1, 2000 the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. Written premiums ceded per these arrangements were $224.2 million, $226.8 million and $231.8 million in 2004, 2003 and 2002, respectively, and earned premiums ceded were $224.3 million, $226.7 million and $233.8 million in 2004, 2003 and 2002, respectively.

On January 3, 1995, the Company sold its group life business to The Metropolitan Life Insurance Company (MetLife) under the form of an indemnity insurance arrangement. Premiums written and earned in 2004, 2003 and 2002 were insignificant.

Prior to April 1, 2001, the Company also reinsured substantially all of the GMDB on its variable annuity product. Total variable annuity account balances with GMDB were $26.7 billion, of which $12.0 billion, or 45%, was reinsured, and $23.5 billion, of which $12.9 billion, or 55%, was reinsured at December 31, 2004 and 2003, respectively. GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR totals $1.1 billion, of which $.9 billion, or 84%, is reinsured and $1.7 billion, of which $1.4 billion, or 81%, is reinsured at December 31, 2004 and 2003, respectively.

TIC writes workers' compensation business. This business is reinsured through a 100% quota-share agreement with The Travelers Indemnity Company, an insurance subsidiary of St. Paul Travelers. See Note 14.

A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

                                        FOR THE YEARS ENDING DECEMBER 31,
WRITTEN PREMIUMS                          2004            2003           2002
------------------------------------ ------------ -------------- --------------
Direct                                  $2,908          $2,979         $2,610
Assumed                                      1               1              -
Ceded to:
     The Travelers Indemnity Company        (4)              2            (83)
     Other companies                      (684)           (638)          (614)
------------------------------------ ------------ -------------- --------------
Total Net Written Premiums              $2,221          $2,344         $1,913
==================================== ============ ============== ==============
EARNED PREMIUMS                           2004            2003           2002
------------------------------------ ------------ -------------- --------------
Direct                                  $2,916          $3,001         $2,652
Assumed                                      1               1              -
Ceded to:
     The Travelers Indemnity Company        (1)            (21)          (109)
     Other companies                      (690)           (654)          (619)
------------------------------------ ------------ -------------- --------------
Total Net Earned Premiums               $2,226          $2,327         $1,924
==================================== ============ ============== ==============

The Travelers Indemnity Company was an affiliate for part of 2002.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

Reinsurance recoverables at December 31, 2004 and 2003 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

REINSURANCE RECOVERABLES                            2004           2003
------------------------------------------- -------------- --------------
Life and accident and health business             $3,178         $2,885
Property-casualty business:
     The Travelers Indemnity Company               1,489          1,585
------------------------------------------- -------------- --------------
Total Reinsurance Recoverables                    $4,667         $4,470
=========================================== ============== ==============

Reinsurance recoverables for the life and accident and health business include $1,876 million and $1,617 million at December 31, 2004 and 2003, respectively, from General Electric Capital Assurance Company. Assets collateralizing these receivables in the amount of $1,894 million and $1,632 million at December 31, 2004 and 2003, respectively, were held in trust for the purpose of paying Company claims.

Reinsurance recoverables also include $409 million and $435 million at December 31, 2004 and 2003, respectively, from MetLife.

5.   INTANGIBLE ASSETS

The Company's intangible assets are DAC, goodwill and the value of insurance in force. DAC and the value of insurance in force are amortizable.

     DAC

                                       Deferred & Payout                          Traditional Life &
     ($ IN MILLIONS)                       Annuities            UL & COLI               Other              Total
     -------------------------------- -------------------- --------------------- --------------------- ---------------
     Balance January 1, 2003                  $1,353              $  578                 $2,005             $3,936

     Deferred expenses & other                   340                 221                    399                960
     Amortization expense                       (212)                (33)                  (256)              (501)
                                      -------------------- --------------------- --------------------- ---------------

     Balance December 31, 2003                 1,481                 766                  2,148              4,395

     Deferred expenses & other                   448                 342                    413              1,203
     Amortization expense                       (273)                (51)                  (269)              (593)
     Underlying lapse and interest
         rate adjustment                         (17)                  -                      -                (17)
     Pattern of estimated gross
         profit adjustment                         -                 (39)                     -                (39)
                                      -------------------- --------------------- --------------------- ---------------
     Balance December 31, 2004                $1,639              $1,018                 $2,292             $4,949
     -------------------------------- -------------------- --------------------- --------------------- ---------------

VALUE OF INSURANCE IN FORCE

The value of insurance in force totaled $97 million and $112 million at December 31, 2004 and 2003, respectively, and is included in other assets. Amortization expense on the value of insurance in force was $14 million, $18 million and $25 million for the year ended December 31, 2004, 2003 and 2002, respectively. Amortization expense related to the value of insurance in force is estimated to be $16 million in 2005, $15 million in 2006, $13 million in 2007, $9 million in 2008 and $7 million in 2009.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

6.   DEPOSIT FUNDS AND RESERVES

At December 31, 2004 and December 31, 2003, the Company had $48.2 billion and $43.5 billion of life and annuity deposit funds and reserves, respectively, as follows:

($ IN MILLIONS)                         December 31, 2004   December 31, 2003
Subject to discretionary withdrawal:
    With fair value adjustments              $ 7,541             $ 6,974
    Subject to surrender charges               4,852               6,057
    Surrenderable without charge               8,105               5,756
                                             -------             -------
    Total                                    $20,498             $18,787

Not subject to discretionary withdrawal:     $27,730             $24,693
                                             -------             -------
    Total                                    $48,228             $43,480
                                             =======             =======

Average surrender charges included in the subject to surrender charge category above are 6.5% and 5.0%, respectively. In addition, during the payout phase, these funds are credited at significantly reduced interest rates. There are $519 million and $550 million of life insurance reserves included in surrenderable without charge at December 31, 2004 and December 31, 2003, respectively. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

Included in contractholder funds and in the preceding paragraph are GICs totaling $14.2 billion. These GICs have a weighted average interest rate of 4.23% and scheduled maturities are as follows:

($ IN MILLIONS)         FIXED GIC        VARIABLE GIC            TOTAL
                      -------------- ------------------- ----------------------
2005                     $ 1,237            $4,006             $ 5,243
2006                       1,862                 -               1,862
2007                       1,561                 -               1,561
2008                       1,343                 -               1,343
2009                       1,393                 -               1,393
2010 and thereafter        2,835                 -               2,835
                         -------            ------             -------
          Total          $10,231            $4,006             $14,237
                         =======            ======             =======

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

7.   FEDERAL INCOME TAXES

EFFECTIVE TAX RATE

 ($ IN MILLIONS)
------------------------------------ -------------- -------------- -------------
FOR THE YEAR ENDED DECEMBER 31,          2004           2003          2002
------------------------------------ -------------- -------------- -------------
Income before federal income taxes       $2,083        $1,829        $1,503
Statutory tax rate                           35%           35%           35%
------------------------------------ -------------- -------------- -------------
Expected federal income taxes               729           640           526
Tax effect of:
     Non-taxable investment income          (93)          (91)          (62)
     Tax reserve release                    (23)          (79)          (43)
     Other, net                             (11)            1             -
------------------------------------ -------------- -------------- -------------
Federal income taxes                       $602          $471          $421
==================================== ============== ============== =============
Effective tax rate                           29%           26%           28%
------------------------------------ -------------- -------------- -------------
COMPOSITION OF FEDERAL INCOME TAXES
Current:
     United States                         $530          $330          $217
     Foreign                                 33            30            19
------------------------------------ -------------- -------------- -------------
     Total                                  563           360           236
------------------------------------ -------------- -------------- -------------
Deferred:
     United States                           40           108           182
     Foreign                                 (1)            3             3
------------------------------------ -------------- -------------- -------------
     Total                                   39           111           185
------------------------------------ -------------- -------------- -------------
Federal income taxes                       $602          $471          $421
==================================== ============== ============== =============

Additional tax benefits (expense) attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 2004, 2003 and 2002 were $3 million, $3 million and $(17) million, respectively.

The net deferred tax liability at December 31, 2004 and 2003 was comprised of the tax effects of temporary differences related to the following assets and liabilities:

--------------------------------------------- ----------------- ---------------
($ IN MILLIONS)                                          2004          2003
--------------------------------------------- ----------------- ---------------
Deferred Tax Assets:
     Benefit, reinsurance and other reserves             $629           $574
     Operating lease reserves                              47             52
     Employee benefits                                    195            201
     Other                                                232            392
--------------------------------------------- ----------------- ---------------
           Total                                        1,103          1,219
--------------------------------------------- ----------------- ---------------
Deferred Tax Liabilities:
     Deferred acquisition costs and
       value of insurance in force                     (1,365)        (1,225)
     Investments, net                                  (1,809)        (1,795)
     Other                                               (149)          (229)
--------------------------------------------- ----------------- ---------------
            Total                                      (3,323)        (3,249)
--------------------------------------------- ----------------- ---------------
Net Deferred Tax Liability                            $(2,220)       $(2,030)
--------------------------------------------- ----------------- ---------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company and its subsidiaries file a consolidated federal income tax return with Citigroup. Federal income taxes are allocated to each member of the consolidated group, according to a Tax Sharing Agreement (the Agreement), on a separate return basis adjusted for credits and other amounts required by the Agreement.

TIC had $325 million and $52 million payable to Citigroup at December 31, 2004 and 2003, respectively, related to the Agreement.

At December 31, 2004 and 2003, the Company had no ordinary or capital loss carryforwards.

The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. At current rates the maximum amount of such tax would be approximately $326 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. The 2004 Tax Act provides that this account can be reduced directly by distributions made by the life insurance subsidiaries in 2005 and 2006. The Company intends to make sufficient distributions to eliminate this account within the timeframe permitted under the Act.

8.   SHAREHOLDER'S EQUITY

SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $842 million, $1,104 million and $256 million for the years ended December 31, 2004, 2003 and 2002, respectively. The Company's statutory capital and surplus was $7.9 billion and $7.6 billion at December 31, 2004 and 2003, respectively.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $908 million is available by the end of the year 2005 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. TIC has requested approval to effect certain of the distributions described in Note 17 as an extraordinary dividend. See Note 17. In accordance with the Connecticut statute, TLAC may not pay dividends during 2005 without prior approval of the State of Connecticut Insurance Department. Primerica may pay up to $263 million to TIC in 2005 without prior approval of the Commonwealth of Massachusetts Insurance Department. The Company paid dividends of $773 million, $545 million and $586 million in 2004, 2003 and 2002, respectively.

The Company's 2004 dividends were paid in the following amounts: $467.5 million on March 30; $152.5 million on June 30; and $152.5 million on September 30. Due to the timing of the payments, these dividends were considered extraordinary.

In addition to the aforementioned quarterly dividends, the Company also made a dividend consisting of all the issued and outstanding shares of TLARC on December 15, 2004. TLARC was valued at $250,000 and was considered to be an ordinary dividend. See Notes 4 and 13 for further discussion of TLARC.

In December 2004, the Company requested and received prior approval from the State of Connecticut Insurance Department to pay an extraordinary dividend on January 3, 2005. Under Connecticut law, the ordinary dividend limitation amount is based upon the cumulative total of all dividend payments made within

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

the preceding twelve months. The Company's proposed dividend payment of $302.5 million payable on January 3, 2005 exceeded the ordinary dividend limitation by approximately $167 million, based on the 2005 dividend limit of $908 million. The State of Connecticut Insurance Department approved the request on December 19, 2004. TIC paid the dividend to its parent on January 3, 2005.

ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES, NET OF TAX

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:


                                                  NET UNREALIZED                                             ACCUMULATED OTHER
                                                     GAIN/LOSS      FOREIGN CURRENCY        DERIVATIVE       CHANGES IN EQUITY
($ IN MILLIONS)                                    ON INVESTMENT       TRANSLATION        INSTRUMENTS AND      FROM NONOWNER
                                                    SECURITIES         ADJUSTMENTS      HEDGING ACTIVITIES        SOURCES
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, JANUARY 1, 2002                                $186                $(3)              $(109)                 $74
Unrealized gains on investment securities,
   net of tax of $167                                    308                  -                  -                   308
Add: Reclassification adjustment for losses
   included in net income, net of tax of $(78)           144                  -                  -                   144
Foreign currency translation adjustment, net
   Of tax of $2                                           -                   3                  -                     3
Less: Derivative instrument hedging activity
   losses, net of tax of $(42)                            -                   -                 (75)                 (75)
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            452                  3                 (75)                 380
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2002                               638                  -                (184)                 454
Unrealized gains on investment securities,
   net of tax of $414                                    805                  -                   -                  805
Add: Reclassification adjustment for losses
   included in net income, net of tax of $(6)             12                  -                   -                   12
Foreign currency translation adjustment, net
  of tax of $3                                             -                  4                   -                    4
Add: Derivative instrument hedging activity
   gains, net of tax of $46                                -                  -                  85                   85
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            817                  4                  85                  906
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2003                             1,455                  4                 (99)               1,360
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
Unrealized gains on investment securities,
   net of tax of $58                                    139                   -                   -                  139
Less: Reclassification adjustment for gains
   included in net income, net of tax of $1              (1)                  -                   -                   (1)
Foreign currency translation adjustment, net
   Of tax of $0                                           -                   1                   -                    1
Add: Derivative instrument hedging activity
   gains, net of tax of $53                                -                  -                  98                   98
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
PERIOD CHANGE                                            138                  1                  98                  237
------------------------------------------------- ---------------- -------------------- -------------------- -------------------
BALANCE, DECEMBER 31, 2004                            $1,593                 $5                $ (1)              $1,597
------------------------------------------------- ---------------- -------------------- -------------------- -------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

9.   BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT BENEFITS

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. The Company's share of the expense related to this plan was insignificant in 2004, 2003 and 2002.

The Company also participates in a non-qualified, noncontributory defined benefit pension plan sponsored by Citigroup. During 2002, the Company assumed Travelers Property Casualty Corporation's (TPC) share of the non-qualified pension plan related to inactive employees of the former Travelers Insurance entities as part of the TPC spin-off. See Note 14. The Company's share of net expense for this plan was insignificant for 2004, 2003 and 2002.

In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by Citigroup. The Company assumed TPC's share of the postretirement benefits related to inactive employees of the former Travelers Insurance entities during 2002 as part of the TPC spin-off. The Company's share of net expense for the other postretirement benefit plans was $28 million in both 2004 and 2003 and $18 million in 2002.

401(k) SAVINGS PLAN

Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2004, 2003 and 2002. See
Note 13.

10.  LEASES

Most leasing functions for the Company are administered by a Citigroup subsidiary. Net rent expense for the Company was $22 million, $21 million, and $24 million in 2004, 2003 and 2002, respectively.

-------------------------- ----------------------- ---------------------
YEAR ENDING DECEMBER 31,      MINIMUM OPERATING       MINIMUM CAPITAL
($ IN MILLIONS)                RENTAL PAYMENTS        RENTAL PAYMENTS
-------------------------- ----------------------- ---------------------
2005                                $ 51                    $ 5
2006                                  58                      5
2007                                  58                      6
2008                                  56                      6
2009                                  48                      6
Thereafter                            31                     12
-------------------------- ----------------------- ---------------------
Total Rental Payments               $302                    $40
========================== ======================= =====================

Future sublease rental income of approximately $54 million will partially offset these commitments. Also, the Company will be reimbursed for 50%, totaling $120 million through 2011, of the rental expense for a particular lease by an affiliate.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

11.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivative financial instruments, including financial futures contracts, swaps, interest rate caps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes, credit and foreign currency risk. The Company also uses derivative financial instruments to enhance portfolio income and replicate cash market investments. The Company, through Tribeca Citigroup Investments Ltd., holds and issues derivative instruments in conjunction with these investment strategies designed to enhance portfolio returns.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. In addition, the Company enters into interest rate futures contracts in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

Currency option contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts that give it the right, but not the obligation, to sell the foreign currency within a limited time at a contracted price that may also be settled in cash, based on differentials in the foreign exchange rate. These contracts cannot be settled prior to maturity.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match the cash flows from assets and related liabilities. In addition, the Company enters into interest rate swaps in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with a corresponding liability originated in a foreign currency. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon prevailing foreign exchange rates. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company enters into interest rate caps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. In addition, the Company enters into interest rate caps in connection with macro hedges intended to reduce interest rate risk by adjusting portfolio duration. Under interest rate caps, the Company pays a premium and is entitled to receive cash payments equal to the excess of the market interest rates over the strike prices multiplied by the notional principal amount. Interest rate cap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the Company's Canadian operations as well as direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company enters into credit default swaps in conjunction with a fixed income investment to reproduce the investment characteristics of a different investment. The Company will also enter credit default swaps to reduce exposure to certain corporate debt security investment exposures that it holds. Under credit default swaps, the Company agrees with other parties to receive or pay, at specified intervals, fixed or floating rate interest amounts calculated by reference to an agreed notional principal amount in exchange for the credit default risk of a specified bond. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Several of the Company's hedging strategies do not qualify or are not designated as hedges for accounting purposes. This can occur when the hedged item is carried at fair value with changes in fair value recorded in earnings, the derivative contracts are used in a macro hedging strategy, the hedge is not expected to be highly effective, or structuring the hedge to qualify for hedge accounting is too costly or time consuming.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures. Additionally, the Company enters into collateral agreements with its derivative counterparties. As of December 31, 2004, the Company held collateral under these contracts amounting to approximately $813.0 million.

The table below provides a summary of the notional and fair value of derivatives by type:


($ IN MILLIONS)                                       DECEMBER 31, 2004                      DECEMBER 31, 2003
                                                                 FAIR VALUE                           FAIR VALUE
                                                          -------------------------             ------------------------
                                             Notional                               Notional
DERIVATIVE TYPE                               Amount        Assets    Liabilities     Amount     Assets    Liabilities
                                           -------------- ----------- ------------- ----------- ---------- -------------
Interest rate, equity and currency
   swaps                                        $8,926.0      $910.4        $158.7    $7,422.3     $685.7        $178.9
Financial futures                                1,421.0            -            -       790.2          -             -
Interest rate and equity options                 1,354.8       189.1             -       754.4      182.1             -
Currency forwards                                  510.1           -           8.9       352.4        0.3           7.3
Credit derivatives                                 427.4         4.1           3.4       209.5        5.2           0.6
Interest rate caps                                 117.5         3.1             -           -          -             -
                                           -------------- ----------- ------------- ----------- ---------- -------------
          TOTAL                                $12,756.8    $1,106.7        $171.0    $9,528.8     $873.3        $186.8
                                           -------------- ----------- ------------- ----------- ---------- -------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2004 and 2003:


                                                 Year Ended               Year Ended
  In millions of dollars                      December 31, 2004       December 31, 2003
  ---------------------------------------- ------------------------ -----------------------
  Hedge ineffectiveness recognized
      related to fair value hedges               $(33.2)                      $(23.2)

  Hedge ineffectiveness recognized
      related to cash flow hedges                   6.1                         (3.4)

  Net loss recorded in accumulated
      other changes in equity from
      nonowner sources related to
      net investment hedges                        (0.6)                       (33.6)

  Net loss from economic
      hedges recognized in earnings               (20.1)                        (1.6)


During the years ended December 31, 2004 and 2003 there were no discontinued forecasted transactions. The amount expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31, 2004 is $(76.1) million.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. All of these commitments are to unaffiliated entities. The off-balance sheet risk of fixed and variable rate loan commitments was $375.5 million and $253.5 million at December 31, 2004 and 2003, respectively. The Company had unfunded commitments of $1,075.8 million and $527.8 million to these partnerships at December 31, 2004 and 2003, respectively.

FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," and therefore are not included in the amounts discussed.

At December 31, 2004 and 2003, investments in fixed maturities had a carrying value and a fair value of $47.7 billion and $42.3 billion, respectively. See Notes 1 and 3.

At December 31, 2004, mortgage loans had a carrying value of $2.1 billion and a fair value of $2.2 billion and at year-end 2003 had a carrying value of $1.9 billion and a fair value of $2.0 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

Included in other invested assets are 2,225 shares of Citigroup Cumulative Preferred Stock Series YYY, carried at cost of $2,225 million at December 31, 2004 and 2003, acquired as a contribution from TPC. This Series YYY Preferred Stock pays cumulative dividends at 6.767%, has a liquidation value of $1 million per

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

share and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after February 27, 2022. Dividends totaling $150 million were received in both 2004 and 2003 and $125 million was received in 2002. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

Included in other invested assets are 987 shares of Citigroup Cumulative Preferred Stock Series YY, carried at cost of $987 million at December 31, 2004 and 2003. This Series YY Preferred Stock pays cumulative dividends at 5.321%, has a liquidation value of $1 million per share, and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after December 22, 2018. Dividends totaling $53 million were received during each of 2004, 2003 and 2002. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

At December 31, 2004, contractholder funds with defined maturities had a carrying value of $15.2 billion and a fair value of $15.6 billion, compared with a carrying value and a fair value of $13.5 billion and $13.7 billion at December 31, 2003. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $14.4 billion and a fair value of $14.1 billion at December 31, 2004, compared with a carrying value of $13.1 billion and a fair value of $12.8 billion at December 31, 2003. These contracts generally are valued at surrender value.

The carrying values of $567 million and $698 million of financial instruments classified as other assets approximated their fair values at December 31, 2004 and 2003, respectively. The carrying value of $3.0 billion and $2.5 billion of financial instruments classified as other liabilities at December 31, 2004 and 2003 also approximated their fair values at both December 31, 2004 and 2003. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

Both the assets and liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $350 million at December 31, 2003. This separate account was fully consolidated in 2004 per the adoption of SOP 03-1. See Note 1.

The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

12.  COMMITMENTS AND CONTINGENCIES

LITIGATION

In August 1999, an amended putative class action complaint captioned LISA MACOMBER, ET AL. VS. TRAVELERS PROPERTY CASUALTY CORPORATION, ET AL. was filed in New Britain, Connecticut Superior Court against the Company, its parent corporation, certain of the Company's affiliates (collectively TLA), and the Company's former affiliate, Travelers Property Casualty Corporation. The amended complaint alleges Travelers Property Casualty Corporation purchased structured settlement annuities from the Company and spent less on the purchase of those structured settlement annuities than agreed with claimants; and that commissions paid to brokers of structured settlement annuities, including an affiliate of the Company, were paid, in part, to Travelers Property Casualty Corporation. The amended complaint was dismissed and following an appeal by plaintiff in September 2002 the Connecticut Supreme Court reversed the dismissal of several of the plaintiff's

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

claims. On May 26, 2004, the Connecticut Superior Court certified a nation wide class action. The class action claims against TLA are violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment and civil conspiracy. On June 15, 2004, the Defendants, including TLA, appealed the Connecticut Superior Court's May 26, 2004 class certification order.

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise.

In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial condition or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

OTHER

The Company is a member of the Federal Home Loan Bank of Boston (the Bank), and in this capacity has entered into a funding agreement (the agreement) with the Bank where a blanket lien has been granted to collateralize the Bank's deposits. The Company maintains control of these assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. The agreement further states that upon any event of default, the Bank's recovery is limited to the amount of the member's outstanding funding agreement. The amount of the Company's liability for funding agreements with the Bank as of December 31, 2004 is $1.1 billion, included in contractholder funds. The Company holds $60.3 million of common stock of the Bank, included in equity securities.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company has provided a guarantee on behalf of Citicorp International Life Insurance Company, Ltd. (CILIC), an affiliate. The Company has guaranteed to pay claims up to $1 billion of life insurance coverage for CILIC. This guarantee takes effect if CILIC cannot pay claims because of insolvency, liquidation or rehabilitation. Life insurance coverage in force under this guarantee at December 31, 2004 is $466 million. The Company does not hold any collateral related to this guarantee.

13.  RELATED PARTY TRANSACTIONS

Citigroup and certain of its subsidiaries provide investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company as of December 31, 2004. The Company paid Citigroup and its subsidiaries $41.0 million, $55.3 million and $56.9 million in 2004, 2003 and 2002, respectively, for these services. The amounts due to affiliates related to these services, included in other liabilities at December 31, 2004 and 2003, were insignificant.

The Company has received reimbursements from Citigroup and its affiliates related to the Company's increased benefit and lease expenses after the TPC spin-off. See Note 14. These reimbursements totaled $27.4 million, $34.3 million and $15.5 million in 2004, 2003 and 2002, respectively.

The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2004 and 2003, the pool totaled approximately $4.1 billion and $3.8 billion, respectively. The Company's share of the pool amounted to $3.3 billion at both December 31, 2004 and 2003, and is included in short-term securities in the consolidated balance sheets.

At December 31, 2004 and 2003, the Company had outstanding loaned securities to an affiliate, Citigroup Global Markets, Inc. (CGMI), of $361.5 million and $238.5 million, respectively.

Included in other invested assets is a $3.2 billion investment in Citigroup Preferred Stock at December 31, 2004 and 2003, carried at cost. Dividends received on these investments were $203 million in both 2004 and 2003 and $178 million in 2002. See Notes 11 and 17.

The Company had investments in an affiliated joint venture, Tishman Speyer, in the amount of $92.9 million and $166.3 million at December 31, 2004 and 2003, respectively. Income of $54.2 million, $18.6 million and $99.7 million was earned on these investments in 2004, 2003 and 2002, respectively.

The Company also had an investment in Greenwich Street Capital Partners I, an affiliated private equity investment, in the amount of $45.3 million and $48.3 million at December 31, 2004 and 2003, respectively. Income of $4.5 million, $33.9 million and $0 were earned on this investment in 2004, 2003 and 2002, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers, including SB. These transactions are conducted on an arm's-length basis. Amounts due to SB were $363.7 million and $134.4 million at December 31, 2004 and 2003, respectively.

The Company markets deferred annuity products and life insurance through its affiliate, Smith Barney (SB), a division of CGMI. Annuity deposits related to these products were $877 million, $835 million, and $1.0 billion in 2004, 2003 and 2002, respectively. Life

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

premiums were $137.5 million, $114.9 million and $109.7 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to SB were $71.9 million, $70.3 million and $77.0 million in 2004, 2003 and 2002, respectively.

The Company also markets individual annuity and life insurance through CitiStreet Retirement Services, a division of CitiStreet LLC, (CitiStreet), a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet were $1.5 billion, $1.4 billion and $1.6 billion in 2004, 2003 and 2002, respectively. Commissions and fees paid to CitiStreet were $45.9 million, $52.9 million and $54.0 million in 2004, 2003 and 2002, respectively.

The Company markets individual annuity products through an affiliate Citibank, N.A. (together with its subsidiaries, Citibank). Deposits received from Citibank were $525 million, $357 million and $321 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to Citibank were $44.3 million, $29.8 million and $24.0 million in 2004, 2003 and 2002, respectively.

Primerica Financial Services, Inc. (PFS), an affiliate, is a distributor of products for TLA. PFS or its affiliates sold $983 million, $714 million and $787 million of individual annuities in 2004, 2003 and 2002, respectively. Commissions and fees paid to PFS were $75.4 million, $58.1 million and $60.4 million in 2004, 2003 and 2002, respectively.

Primerica Life has entered into a General Agency Agreement with PFS that provides that PFS will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay PFS marketing fees of no less than $10 million per year based upon U.S. gross direct premiums received by Primerica Life. The fees paid by Primerica Life were $15 million in 2004 and $12.5 million in each of 2003 and 2002.

During 2004 TLARC was established as a pure captive to reinsure 100% of the statutory based risk associated with universal life contracts. Statutory premiums paid by the Company to TLARC totaled $1,071 million in 2004. Ceding commissions and experience refunds paid by TLARC to the Company totaled $1,054 million in 2004. The net amount paid was $17 million and reported as a reduction of other income. See Note 4.

TIC has made a solvency guarantee for an affiliate, CILIC. See Note 12.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2001, Citigroup introduced the Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. During 2003 Citigroup introduced the Citigroup 2003 Stock Purchase Program, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the lesser of the market value on the first date of the offering period or the market value at the close of the offering period. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income for these plans was insignificant in 2004, 2003 and 2002.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

The Company also participates in the Citigroup Capital Accumulation Program. Participating officers and other employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restricted period by the participant, who is required to render service to the Company during the restricted period. The Company's charge to income for this program was insignificant in 2004, 2003 and 2002.

Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup's common stock at the date of grant, is included in other assets in the consolidated balance sheet and is recognized as a charge to income ratably over the vesting period. The Company's charge to income was insignificant during 2004, 2003 and 2002.

14.  TRAVELERS PROPERTY CASUALTY SPIN-OFF

On April 1, 2004 TPC merged with a subsidiary of The St. Paul Companies to form St. Paul Travelers.

On March 27, 2002, TPC, the Company's parent at December 31, 2001, completed its IPO. On August 20, 2002, Citigroup made a tax-free distribution to its stockholders of a majority portion of its remaining interest in TPC. In 2002, prior to the IPO the following transactions occurred:

     o The common stock of the Company was distributed by TPC to CIHC so the Company would remain an indirect wholly owned subsidiary of Citigroup.

     o The Company sold its home office buildings in Hartford, Connecticut and a building housing TPC's information systems in Norcross, Georgia to TPC for $68 million.

     o TLA Holdings LLC, a non-insurance subsidiary valued at $142 million, was contributed to the Company by TPC.

     o The Company assumed pension, postretirement and post employment benefits payable to all inactive employees of the former Travelers Insurance entities and received $189 million of cash and other assets from TPC to offset these benefit liabilities. In March 2003, TPC paid the Company $22.6 million as a settlement for these benefit-related liabilities.

     o The Company received 2,225 shares of Citigroup's 6.767% Cumulative Preferred Stock, Series YYY, with a par value of $1.00 per share and a liquidation value of $1 million per share as a contribution from TPC.

In connection with the TPC IPO and distribution, the Company's additional paid-in capital increased $1,596 million during 2002 as follows:

     ($ IN MILLIONS)

     Citigroup Series YYY Preferred Stock                     $2,225
     TLA Holdings LLC                                            142
     Cash and other assets                                       189
     Pension, postretirement, and post-
           employment benefits payable                          (279)
     Deferred tax assets                                          98
     Deferred tax liabilities                                   (779)
                                                              --------
                                                              $1,596
                                                              ========

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

At December 31, 2001, TPC and its subsidiaries were affiliates of the Company and provided certain services to the Company. These services included data processing, facilities management, banking and financial functions, benefits administration and others. During 2002, the Company began phasing out these services. The Company paid TPC $4.9 million and $33.6 million in 2003 and 2002, respectively, for these services. In 2004, The Company did not receive these services.

The Company has a license from St. Paul Travelers to use the names "Travelers Life & Annuity," "The Travelers Insurance Company," "The Travelers Life and Annuity Company" and related names in connection with the Company's business.

15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

The following table reconciles net income to net cash provided by operating activities:


-------------------------------------------------- ------------ ------------ ------------
FOR THE YEAR ENDED DECEMBER 31,                       2004         2003         2002
($ IN MILLIONS)
-------------------------------------------------- ------------ ------------ ------------
Net Income                                           $1,481       $1,358       $1,082
    Adjustments to reconcile net income to net
    cash provided by operating activities:
       Realized (gains) losses                          (16)         (37)         322
       Deferred federal income taxes                     (9)          58          185
       Amortization of deferred policy
         acquisition costs                              649          501          393
       Additions to deferred policy acquisition
         costs                                       (1,203)        (960)        (879)
       Investment income                                106         (503)        (119)
       Premium balances                                  (8)           8           (7)
       Insurance reserves and accrued expenses          604          832          493
       Other                                            (79)        (443)        (402)
-------------------------------------------------- ------------ ------------ ------------
Net cash provided by operations                      $1,525         $814       $1,068
-------------------------------------------------- ------------ ------------ ------------


16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

In 2004, significant non-cash investing and financing activities include the minority interest reversal of joint ventures held by TPC in the amount of $(58) million. In 2003, these activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $53 million and the inclusion of the TPC minority interest in joint ventures in the amount of $63 million. In 2002, these activities include the contribution of $2,225 million of Citigroup YYY Preferred Stock and related deferred tax liability of $779 million; a $17 million COLI asset and $98 million deferred tax asset related to the transfer of $279 million of pension and postretirement benefits, transferred for $172 million cash; and the contribution of a non-insurance company, TLA Holdings, LLC, for $142 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

17.  SUBSEQUENT EVENT

On January 31, 2005, Citigroup announced that it had agreed to sell TIC, including TLAC and certain other domestic and international insurance businesses (the Life Insurance and Annuity Businesses) to MetLife, Inc. (MetLife) pursuant to an Acquisition Agreement (the Agreement). The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Citigroup currently anticipates that the intended sale would be completed during this summer.

The Company's Primerica segment and certain other assets will remain with Citigroup. Accordingly, prior to the closing, TIC will distribute to its parent company by way of dividend (i) all of the outstanding shares of common stock of the Company's 100% owned subsidiary, Primerica Life Insurance Company (Primerica
Life), (ii) all shares of Citigroup's Series YYY and Series YY preferred stock held by the Company and (iii) certain other assets, including certain assets and liabilities related to the Company's share of the non-qualified pension plan, and post retirement benefits related to inactive employees of the former Travelers Insurance entities, assumed during Citigroup's 2002 spin-off of the Travelers Property Casualty operations (collectively, the Dispositions). The Dispositions require certain regulatory approvals.

Subject to closing adjustments described in the Agreement, the contemplated sale price would be $11.5 billion.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder
The Travelers Insurance Company:

Under date of March 28, 2005, we reported on the consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2004, which are included in the Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004, variable interest entities in 2003, and for goodwill and intangible assets in 2002.

/s/KPMG LLP

Hartford, Connecticut
March 28, 2005

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2004
                                 ($ IN MILLIONS)

---------------------------------------------------------------------- -------------- -------------- ------------------------
TYPE OF INVESTMENT                                                                                       AMOUNT SHOWN IN
                                                                           COST           VALUE          BALANCE SHEET(1)
---------------------------------------------------------------------- -------------- -------------- ------------------------
Fixed Maturities:
     Bonds:
         U.S. Government and government agencies and
           authorities                                                      $6,582         $6,840              $6,840
         States, municipalities and political subdivisions                     364            404                 404
         Foreign governments                                                   847            927                 927
         Public utilities                                                    2,516          2,710               2,710
         Convertible bonds and bonds with warrants attached                    228            245                 245
         All other corporate bonds                                          34,601         36,373              36,373
---------------------------------------------------------------------- -------------- -------------- ------------------------
              Total Bonds                                                   45,138         47,499              47,499
     Redeemable preferred stocks                                               176            216                 216
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Fixed Maturities                                             45,314         47,715              47,715
---------------------------------------------------------------------- -------------- -------------- ------------------------
Equity Securities:
     Common Stocks:
         Banks, trust and insurance companies                                   13             17                  17
         Industrial, miscellaneous and all other                               140            177                 177
---------------------------------------------------------------------- -------------- -------------- ------------------------
              Total Common Stocks                                              153            194                 194
     Nonredeemable preferred stocks                                            169            173                 173
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Equity Securities                                               322            367                 367
---------------------------------------------------------------------- -------------- -------------- ------------------------
Mortgage Loans                                                               2,124                              2,124
Real Estate Held For Sale                                                       37                                 37
Policy Loans                                                                 1,121                              1,121
Short-Term Securities                                                        3,731                              3,731
Trading Securities                                                           1,360                              1,360
Other Investments(2)(3)(4)                                                   1,341                              1,341
---------------------------------------------------------------------- -------------- -------------- ------------------------
         Total Investments                                                 $55,350                            $57,796
====================================================================== ============== ============== ========================


(1) Determined in accordance with methods described in Notes 1 and 3 of the Notes to Consolidated Financial Statements.

(2) Excludes $3.2 billion of Citigroup Inc. preferred stock. See Note 13 of Notes to Consolidated Financial Statements.

(3) Also excludes $415 million fair value of investment in affiliated partnership interests.

(4) Includes derivatives marked to market and recorded at fair value in the balance sheet.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                 ($ IN MILLIONS)


----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
                                                       FUTURE POLICY
                                       DEFERRED        BENEFITS,           OTHER POLICY
                                       POLICY          LOSSES, CLAIMS      CLAIMS AND                  NET           BENEFITS,
                                       ACQUISITION     AND LOSS            BENEFITS       PREMIUM      INVESTMENT    CLAIMS AND
                                       COSTS           EXPENSES(1)         PAYABLE        REVENUE      INCOME        LOSSES(2)
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
        2004
Travelers Life & Annuity                $2,771           $46,452             $581            $911         $3,012        $2,716
Primerica                                2,178             3,696              180           1,315            336           560
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $4,949           $50,148             $761          $2,226         $3,348        $3,276
=================================== ================ ================ ================= ============ =============== ============
        2003
Travelers Life & Annuity                $2,361           $42,023             $532          $1,082         $2,743        $2,816
Primerica                                2,034             3,500              161           1,245            315           534
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $4,395           $45,523             $693          $2,327         $3,058        $3,350
=================================== ================ ================ ================= ============ =============== ============
       2002
Travelers Life & Annuity                $2,043           $37,774             $461           $ 730         $2,646        $2,404
Primerica                                1,893             3,261              147           1,194            290           527
----------------------------------- ---------------- ---------------- ----------------- ------------ --------------- ------------
Total                                   $3,936           $41,035             $608          $1,924         $2,936        $2,931
=================================== ================ ================ ================= ============ =============== ============

----------------------------------- ------------------- ------------- ----------
                                    AMORTIZATION OF
                                    DEFERRED POLICY      OTHER
                                    ACQUISITION          OPERATING     PREMIUMS
                                    COSTS                EXPENSES      WRITTEN
----------------------------------- ------------------- ------------- ----------
        2004
Travelers Life & Annuity                  $400             $259            $911
Primerica                                  249              228           1,310
----------------------------------- ------------------- ------------- ----------
Total                                     $649             $487          $2,221
=================================== =================== ============= ==========
        2003
Travelers Life & Annuity                  $266             $240          $1,093
Primerica                                  235              219           1,251
----------------------------------- ------------------- ------------- ----------
Total                                     $501             $459          $2,344
=================================== =================== ============= ==========
       2002
Travelers Life & Annuity                  $174             $190           $ 729
Primerica                                  219              217           1,184
----------------------------------- ------------------ ------------ ------------
Total                                     $393             $407          $1,913
=================================== ================== ============ ============


(1)  Includes contractholder funds.
(2)  Includes interest credited to contractholders.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE IV
                                   REINSURANCE
                                 ($ IN MILLIONS)

       -------------------------------------- -------------- ---------------- ---------------- ------------ ----------------
                                                                                                             PERCENTAGE OF
                                                             CEDED TO OTHER    ASSUMED FROM                 AMOUNT ASSUMED
                                              GROSS AMOUNT      COMPANIES     OTHER COMPANIES  NET AMOUNT       TO NET
       -------------------------------------- -------------- ---------------- ---------------- ------------ ----------------
     2004
       Life Insurance In Force                     $646,184        $397,411          $3,470        $252,243          1.4%

       Premiums:
            Life insurance                         $  2,609        $    460          $    1        $  2,150            -
            Accident and health insurance               305             229               -              76            -
            Property casualty                             1               1               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  2,915        $    690          $    1        $  2,226            -
                                                   ========        ========          ======        ========       ======
      2003
       Life Insurance In Force                     $593,006        $356,298          $3,519        $240,227          1.4%

       Premiums:
            Life insurance                         $  2,672        $    419          $    1        $  2,254            -
            Accident and health insurance               308             235               -              73            -
            Property casualty                            21              21               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  3,001        $    675          $    1        $  2,327            -
                                                   ========        ========          ======        ========       ======
      2002
       Life Insurance In Force                     $549,066        $321,940          $3,568        $230,694          1.5%

       Premiums:
            Life insurance                         $  2,227          $  377          $    -        $  1,850            -
            Accident and health insurance               316             242               -              74            -
            Property casualty                           109             109               -               -            -
                                                   --------        --------          ------        --------       ------
                Total Premiums                     $  2,652        $    728          $    -        $  1,924            -
                                                   ========        ========          ======        ========       ======


                         THE TRAVELERS INSURANCE COMPANY
                                  ONE CITYPLACE
                        HARTFORD, CONNECTICUT 06103-3415















































L-20577S                                                              March 2005

                                     PART C

                                OTHER INFORMATION
                                -----------------

ITEM 27.      EXHIBITS

     EXHIBIT
      LETTER      DESCRIPTION

        a. Resolution of the Board of Directors of The Travelers Insurance Company authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on S-6, File No. 333-71349, filed January 28, 1999.)

        b.        Not Applicable.

       c.1. Underwriting Contracts. (Incorporated herein by reference to Exhibit c.1. to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-56952, filed February 7, 2003.)

       c.2. Specimen Selling Agreement. (Incorporated herein by reference to Exhibit c.2 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-94779, filed April 24, 2003.)

       d.1. Variable Life Insurance Contracts. (Incorporated herein by reference to Exhibit d.1 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed February 14, 2003.)

       d.2. Term Insurance Rider. (Incorporated herein by reference to Exhibit d.2 to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed February 14, 2003.)

        e.        Application for Variable Life Insurance Contracts.
                  (Incorporated herein by reference to Exhibit e to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, filed February 14, 2003.)

       f.1. Charter of The Travelers Insurance Company, as amended on October 19, 1994. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement filed on Form N-4, File No. 333-40193, filed November 13, 1997.)

       f.2. By-Laws of The Travelers Insurance Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement filed on Form N-4, File No. 333-40193, filed November 13, 1997.)

        g. Specimen Reinsurance Contract. (Incorporated herein by reference to Exhibit g to Post-Effective Amendment No. 4 to the Registration Statement filed on Form N-6, File No. 333-71349, filed February 14, 2003.)

       h.1. Form of Participation Agreement. (Incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 8 to the Registration Statement filed on Form N-4, File No. 333-101778.)

       h.2. Administrative Contract. (Incorporated herein by reference to Exhibit h.2. to Post-Effective Amendment No. 4 to the Registration Statement filed on Form N-6, File No. 333-71349, filed February 14, 2003.)

        j.        None.

        k. Opinion of counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit k to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed February 14, 2003.).

       l. Actuarial Representation Letter. (Incorporated herein by reference to Exhibit l to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6, File No. 333-71349, filed April 29, 2005.)

       m.         Calculations. Filed herewith.

       n. Other Opinions. Consent of KPMG LLP, Independent Registered Public Accounting Firm. Filed herewith.

       o.         Omitted Financial Statements. Not applicable.

       p.         Initial Capital Agreements. Not applicable.

       q. Redeemability Exemption. (Incorporated herein by reference to Exhibit q to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6, File No. 333-71349, filed April 29, 2005.)

       r.1. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Glenn D. Lammey, Marla Berman Lewitus and Kathleen L. Preston. (Incorporated herein by reference to Exhibit r.1. to Post-Effective Amendment No. 4 to the Registration Statement filed on Form N-6, File No.
                  333-71349, filed February 14, 2003.)

       r.2. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for William P. Krivoshik and Edward W. Cassidy. (Incorporated herein by reference to Exhibit r.2 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6, File No. 333-71349, filed April 29, 2005.)

ITEM 28.      DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL                             POSITIONS AND OFFICES
BUSINESS ADDRESS                               WITH INSURANCE COMPANY
----------------                               ----------------------

George C. Kokulis                              Director, Chairman, President and Chief Executive Officer

Glenn D. Lammey                                Director, Senior Executive Vice President, Chief Financial Officer,
                                               Chief Accounting Officer

Kathleen L. Preston                            Director and Executive Vice President

Edward W. Cassidy                              Director and Executive Vice President

Brendan M. Lynch                               Executive Vice President

David P. Marks                                 Executive Vice President and Chief Investment Officer

Winnifred Grimaldi                             Senior Vice President

Marla Berman Lewitus                           Director, Senior Vice President and General Counsel

William P. Krivoshik                           Director, Senior Vice President and Chief Information Officer

David A. Golino                                Vice President and Controller

Donald R. Munson, Jr.                          Vice President

Mark Remington                                 Vice President

Tim W. Still                                   Vice President

Bennett Kleinberg                              Vice President

Dawn Fredette                                  Vice President

George E. Eknaian                              Vice President and Chief Actuary

Linn K. Richardson                             Second Vice President and Actuary

Paul Weissman                                  Second Vice President and Actuary

Ernest J. Wright                               Vice President and Secretary

Kathleen A. McGah                              Assistant Secretary and Deputy General Counsel

Principal Business Address:

         The Travelers Insurance Company
         One Cityplace
         Hartford, CT  06103-3415



ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-101778.

ITEM 30.      INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.      PRINCIPAL UNDERWRITER

(a)    Travelers Distribution LLC
       One Cityplace
       Hartford, CT 06103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, and TLAC Variable Annuity Separate Account 2002.


(b)     NAME AND PRINCIPAL                 POSITIONS AND OFFICES
        BUSINESS ADDRESS                   WITH UNDERWRITER
        ----------------                   ----------------

        Kathleen L. Preston                Board of Manager

        Glenn D. Lammey                    Board of Manager

        William F. Scully III              Board of Manager

        Donald R. Munson, Jr.              Board of Manager, President, Chief Executive Officer and Chief Operating Officer

        Tim W. Still                       Vice President

        Anthony Cocolla                    Vice President

        John M. Laverty                    Treasurer and Chief Financial Officer

        Stephen E. Abbey                   Chief Compliance Officer

        Alison K. George                   Director and Chief Advertising Compliance Officer

        Ernest J. Wright                   Secretary

        Kathleen A. McGah                  Assistant Secretary

        William D. Wilcox                  Assistant Secretary


* The business address for all the above is: One Cityplace, Hartford, CT 06103-3415

(c) Travelers Distribution LLC ("TDLLC"), as the principal underwriter and distributor, does not receive any fees on the Policies. The Company pays compensation directly to broker-dealers who have selling agreements with TDLLC.

       Tower Square Securities, Inc. provides certain limited services to TDLLC in the course of ordinary business as a principal underwriter to maintain its status as a broker-dealer in good standing with the NASD. Tower Square Securities, Inc. allocates such expenses to TDLLC.

ITEM 32.      LOCATION OF ACCOUNTS AND RECORDS

(1)    The Travelers Insurance Company
       One Cityplace
       Hartford, Connecticut  06103-3415

ITEM 33.      MANAGEMENT SERVICES

Not Applicable.


ITEM 34.      FEE REPRESENTATION

The Company hereby represents that the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to the registration under Rule 485(b) has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned duly authorized, in the City of Hartford, and State of Connecticut, on this 28th day of April, 2005.



                THE TRAVELERS FUND UL III FOR VARIABLE ANNUITIES
                                  (Registrant)


                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)


                                  By: *GLENN D. LAMMEY
                                      ------------------------------------------
                                      Glenn D. Lammey, Chief Financial Officer,
                                      Chief Accounting Officer


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 28th day of April, 2005.


*GEORGE C. KOKULIS                Director, President and Chief Executive
---------------------------       Officer (Principal Executive Officer)
(George C. Kokulis)

*GLENN D. LAMMEY                  Director, Chief Financial Officer, Chief
 --------------------------       Accounting Officer (Principal Financial
 (Glenn D. Lammey)                Officer)

*MARLA BERMAN LEWITUS             Director, Senior Vice President and General
---------------------------       Counsel
(Marla Berman Lewitus)

*KATHLEEN L. PRESTON              Director and Executive Vice President
---------------------------
(Kathleen L. Preston)

*EDWARD W. CASSIDY                Director and Executive Vice President
---------------------------
(Edward W. Cassidy)

*WILLIAM P. KRIVOSHIK             Director, Senior Vice President and Chief
---------------------------       Information Officer
 (William P. Krivoshik)




*By:    /s/ Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT
LETTER       DESCRIPTION
  m.         Calculations.
  n.         Consent of KPMG LLP, Independent Registered Public Accounting Firm.